PACIFIC VALUE          PROSPECTUS MAY 1, 2002

                       Pacific Value is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company.

This Contract is       This Prospectus provides information you should know
not available in       before buying a Contract. It's accompanied by a current
all states. This       Prospectus for the Pacific Select Fund, the Fund that
Prospectus is not      provides the underlying Portfolios for the Variable
an offer in any        Investment Options offered under the Contract. Pacific
state or               Life will add a Credit Enhancement to your Contract
jurisdiction where     Value each time you make a Purchase Payment. Some of
we're not legally      the expenses for this Contract may be higher than the
permitted to offer     expenses for an annuity without the Credit Enhancement.
the Contract.          The Credit Enhancement is paid for, in part, out of
                       reductions in sales and distribution expenses. There is
The Contract is        no corresponding reduction in Contract fees and
described in detail    expenses relating to the sales and distribution
in this Prospectus     expenses. The Variable Investment Options are funded by
and its Statement      Separate Account A of Pacific Life. Please read both
of Additional          Prospectuses carefully, and keep them for future
Information (SAI).     reference.
The Pacific Select
Fund is described      Here's a list of all the Investment Options available
in its Prospectus      under your Contract:
and its SAI. No one
has the right to       VARIABLE INVESTMENT OPTIONS
describe the
Contract or the        Blue Chip                International Value
Pacific Select Fund
any differently        Aggressive Growth        Capital Opportunities
than they have been
described in these     Emerging Markets         Mid-Cap Growth
documents.
                       Diversified Research     Global Growth
You should be aware
that the Securities    Small-Cap Equity         Equity Index
and Exchange
Commission (SEC)       International Large-Cap  Small-Cap Index
has not reviewed
the Contract and       I-Net Tollkeeper(SM)     Real Estate
does not guarantee                               (formerly called REIT)
that the               Financial Services
information in this                             Inflation Managed
Prospectus is          Health Sciences
accurate or                                     Managed Bond
complete. It's a       Technology
criminal offense to                             Money Market
say otherwise.         Telecommunications
                                                High Yield Bond
This Contract is       Multi-Strategy
not a deposit or                                Equity Income
obligation of, or      Large-Cap Core
guaranteed or           (formerly called        Research
endorsed by, any
bank. It's not         Equity Income)           Equity
federally insured
by the Federal         Strategic Value          Aggressive Equity
Deposit Insurance
Corporation,           Growth LT                Large-Cap Value
the Federal Reserve
Board, or any other    Focused 30
government agency.
Investment in a        Mid-Cap Value
Contract involves
risk, including
possible loss of       FIXED OPTION
principal.
                       Fixed

                       You'll find more information about the Contract and Separate Account A in the SAI dated May 1, 2002. The
                       SAI has been filed with the SEC and is considered to be part of this Prospectus because it's incorporated by reference. You'll find a table of contents for the SAI on page 64 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life. You can also visit the SEC's website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

YOUR GUIDE TO THIS PROSPECTUS


An Overview of Pacific Value                                                 3
------------------------------------------------------------------------------
Your Investment Options                                                     13
Your Variable Investment Options                                            13
Variable Investment Option Performance                                      15
Your Fixed Option                                                           15
------------------------------------------------------------------------------
Purchasing Your Contract                                                    15
How to Apply for Your Contract                                              15
Purchasing a Death Benefit Rider (Optional)                                 16
Purchasing the Earnings Enhancement Guarantee (EEG) Rider
 (Optional)                                                                 16
Purchasing the Guaranteed Income Advantage (GIA) Rider
 (Optional)                                                                 16
Purchasing the Guaranteed Protection Advantage (GPA) Rider
 (Optional)                                                                 17
Information About the Optional Riders, IRAs and Other Qualified
 Contracts                                                                  18
Making Your Investments ("Purchase Payments")                               19
Credit Enhancements                                                         20
------------------------------------------------------------------------------
How Your Investments are Allocated                                          20
Choosing Your Investment Options                                            20
Portfolio Optimization                                                      21
Investing in Variable Investment Options                                    23
When Your Investment is Effective                                           23
Transfers                                                                   23
------------------------------------------------------------------------------
Charges, Fees and Deductions                                                25
Withdrawal Charge                                                           25
Premium Taxes                                                               27
Waivers and Reduced Charges                                                 27
Mortality and Expense Risk Charge                                           27
Earnings Enhancement Guarantee (EEG) Annual Charge
 (Optional Rider)                                                           28
Guaranteed Income Advantage (GIA) Annual Charge
 (Optional Rider)                                                           28
Guaranteed Protection Advantage (GPA) Annual Charge
 (Optional Rider)                                                           28
Administrative Fee                                                          29
Expenses of the Fund                                                        29
------------------------------------------------------------------------------
Retirement Benefits and Other Payouts                                       29
Selecting Your Annuitant                                                    29
Annuitization                                                               29
Choosing Your Annuity Date                                                  29
Default Annuity Date and Options                                            31
Choosing Your Annuity Option                                                31
Your Annuity Payments                                                       34
Death Benefits                                                              34
------------------------------------------------------------------------------
Withdrawals                                                                 40
Optional Withdrawals                                                        40
Tax Consequences of Withdrawals                                             41
Right to Cancel ("Free Look")                                               42
------------------------------------------------------------------------------
Pacific Life and the Separate Account                                       42
Pacific Life                                                                42
Separate Account A                                                          43
Financial Highlights                                                        44
------------------------------------------------------------------------------
Federal Tax Status                                                          47
Taxes Payable by Contract Owners: General Rules                             47
Qualified Contracts                                                         49
Loans                                                                       52
Withholding                                                                 54
Impact of Federal Income Taxes                                              55
Taxes on Pacific Life                                                       55
------------------------------------------------------------------------------
Additional Information                                                      55
Voting Rights                                                               55
Changes to Your Contract                                                    56
Changes to All Contracts                                                    56
Inquiries and Submitting Forms and Requests                                 57
Telephone and Electronic Transactions                                       58
Electronic Delivery Authorization                                           59
Timing of Payments and Transactions                                         59
Confirmations, Statements and Other Reports to Contract Owners              59
Replacement of Life Insurance or Annuities                                  60
Financial Statements                                                        60
------------------------------------------------------------------------------
The General Account                                                         60
General Information                                                         60
Guarantee Terms                                                             60
Withdrawals and Transfers                                                   61
------------------------------------------------------------------------------
Terms Used in This Prospectus                                               62
------------------------------------------------------------------------------
Contents of the Statement of Additional Information                         64
------------------------------------------------------------------------------
Appendix A: State Law Variations                                            65
------------------------------------------------------------------------------
Where to Go for More Information                                    Back Cover

AN OVERVIEW OF PACIFIC VALUE

                       This overview tells you some key things you should know about your Contract. It's designed as a summary only - please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

                       Some states have different rules about how annuity contracts are described or administered. These rules are reflected in your Contract, or in endorsements or supplements to your Contract. The terms of your Contract, or of any endorsement or supplement, prevail over what's in this Prospectus.

                       In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Value variable annuity contract, unless we state otherwise.

                      ---------------------------------------------------------
Pacific Value          Pacific Value is an annuity contract between you and
Basics                 Pacific Life Insurance Company.

An annuity contract    This Contract is designed for long-term financial
may be appropriate     planning. It allows you to invest money on a tax-
if you're looking      deferred basis for retirement or other goals, and to
for retirement         receive income in a variety of ways, including a series
income or you want     of income payments for life or for a specified period
to meet other long-    of years.
term financial
objectives.            Non-Qualified and Qualified Contracts are available.
                       You buy a Non-Qualified Contract with "after-tax"
This Contract may      dollars. You buy a Qualified Contract under a qualified
not be the right       retirement or pension plan, or an individual retirement
one for you if you     annuity or account (IRA), or form thereof.
need to withdraw
money for short-       Pacific Value is a variable annuity, which means that
term needs, because    the value of your Contract fluctuates depending on the
withdrawal charges     performance of the Investment Options you choose. The
and tax penalties      Contract allows you to choose how often you make
for early              Investments ("Purchase Payments") and how much you add
withdrawal may         each time.
apply.
                       Your Right to Cancel ("Free Look")
You should consider    During the Free Look period, you have the right to
the Contract's         cancel your Contract and return it to us or to your
investment and         registered representative for a refund. The amount
income benefits, as    refunded may be more or less than the Investments
well as its costs.     you've made, depending on the state where you signed
                       your application and the kind of Contract you buy.

AN OVERVIEW OF PACIFIC VALUE

                      ---------------------------------------------------------
The Accumulation       The accumulation phase begins on your Contract Date and
Phase                  continues until your Annuity Date. During the
                       accumulation phase, you can put money in your Contract
The Investment         by making investments, and choose Investment Options in
Options you choose     which to allocate them. You can also take money out of
and how they           your Contract by making a withdrawal.
perform will affect
the value of your      Investments ("Purchase Payments")
Contract during the    Your initial Investment must be at least $10,000 for a
accumulation phase,    Non-Qualified Contract and at least $2,000 for a
as well as the         Qualified Contract. Additional investments must be at
amount of your         least $250 for a Non-Qualified Contract and $50 for a
annuity payments       Qualified Contract. We also call your Investments
during the income      "Purchase Payments".
phase if you choose
a variable             Credit Enhancement
annuitization          We'll add an amount called a Credit Enhancement to the
payout.                value of your Contract each time you make an
                       Investment.

                       Investment Options
You can ask your       You can choose from 33 of the Variable Investment
registered             Options (also called Subaccounts), each of which
representative to      invests in a corresponding Portfolio of the Pacific
help you choose the    Select Fund. We're the investment adviser for the
right Investment       Pacific Select Fund. We oversee the management of all
Options for your       the Fund's Portfolios and manage two of the Portfolios
goals and risk         directly. We've retained other portfolio managers to
tolerance.             manage the other Portfolios. The value of each
                       Portfolio will fluctuate with the value of the
You'll find more       investments it holds, and returns are not guaranteed.
about the
Investment Options     You can also choose the Fixed Option that earns a
starting on page       guaranteed rate of interest of at least 3% annually.
13.
                       We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you've chosen. You bear the investment risk of any Variable Investment Options you choose.

                       Transferring among Investment Options
You'll find more       You can transfer among Investment Options any time,
about transfers and    subject to certain limitations until your Annuity Date
transfer               without paying any current income tax. As of January 1,
limitations            2002, and each calendar year thereafter, transfers are
starting on page       limited to 25 for each calendar year. You can also make
23.                    automatic transfers by enrolling in our dollar cost
                       averaging, portfolio rebalancing or earnings sweep programs. Some restrictions apply to transfers to and from the Fixed Option.

                       Withdrawals
You'll find more       You can make full and partial withdrawals to supplement
about withdrawals      your income or for other purposes. You can withdraw a
starting on page       certain amount each year without paying a withdrawal
40.                    charge, but you may pay a withdrawal charge if you
                       withdraw investments that are less than eight years old. Some restrictions apply to making withdrawals from the Fixed Option.

                       In general, you may have to pay tax on withdrawals or other distributions from your Contract. If you're under age 59 1/2, a 10% federal penalty tax may also apply to withdrawals.

                      ---------------------------------------------------------
The Income Phase       The income phase of your Contract begins on your
                       Annuity Date. Generally, you can choose to surrender
You'll find more       your Contract and receive a single payment or you can
about annuitization    annuitize your Contract and receive a series of income
starting on page       payments.
29.
                       You can choose fixed or variable annuity payments, or a combination of both, for life or for a specified period of years. You can choose monthly, quarterly, semiannual or annual payments. We'll make the income payments to your designated payee. Income distributions are always taxed to the Owner.

                       If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

                      ---------------------------------------------------------
The Death Benefit      The Contract provides a death benefit upon the first
                       death of an Owner or the death of the last surviving
You'll find more       Annuitant, which ever occurs first, during the
about the death        accumulation phase. Death benefit proceeds are payable
benefit starting on    when we receive proof of death and payment instructions
page 34.               in proper form. To whom we pay a death benefit, and how
                       we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

                      ---------------------------------------------------------
Optional Riders        Stepped-Up Death Benefit (SDBR) and Premier Death
                       Benefit (PDBR) Riders
Optional riders are
subject to             The Stepped-Up Death Benefit Rider (SDBR) and Premier
availability. Ask      Death Benefit Rider (PDBR) offer the potential for a
your registered        larger death benefit. You can only buy one of the
representative         riders and you can only buy it when you buy your
about their current    Contract. You cannot buy both riders and you cannot buy
status.                a rider after you buy your Contract.

                       Earnings Enhancement Guarantee (EEG) Rider

The Earnings           The optional Earnings Enhancement Guarantee (EEG) Rider
Enhancement            provides for an additional amount (EEG Amount) to be
Guarantee (EEG)        included in the death benefit proceeds when such
Rider, EEG Amount      proceeds become payable as a result of the Annuitant's
and EEG Charge are     death or first death of an Owner who is also an
called the             Annuitant. You may buy the EEG Rider on the Contract
Guaranteed Earnings    Date or on the first Contract Anniversary. For
Enhancement (GEE)      Contracts issued prior to May 1, 2001, the EEG Rider
Rider, GEE Amount      may be purchased on any Contract Anniversary through
and GEE Charge,        December 31, 2002.
respectively, in
the Contract's         If you buy the EEG Rider within 30 days after the
Rider.                 Contract Date or Contract Anniversary, we will make the
                       effective date of the EEG Rider to coincide with that Contract Date or Contract Anniversary.

AN OVERVIEW OF PACIFIC VALUE

                      ---------------------------------------------------------
                       Guaranteed Income Advantage (GIA) Rider

                       The Guaranteed Income Advantage Rider (GIA Rider) offers a guaranteed income advantage annuity option. You may buy the GIA Rider on the Contract Date or on any Contract Anniversary.

                       Guaranteed Protection Advantage (GPA) Rider

                       The optional Guaranteed Protection Advantage Rider provides for an additional amount that may be added to your Contract Value when an asset allocation program, established and maintained by us for this Rider, is used for a 10-year period (the "Term"). The Term begins on the Effective Date of the Rider. Your entire Contract Value must be invested in an asset allocation program during the entire Term for the additional amount to be added to your Contract. Subject to certain limitations, you can buy the Guaranteed Protection Advantage Rider at any time during the Contract Year. The Guaranteed Protection Advantage Rider may not be available. Ask your registered representative about its current availability.

                       This section of the overview explains the fees and expenses associated with your Pacific Value Contract.

For information       . Contract Expenses are expenses that we deduct from
about how Separate      your Contract. These expenses are fixed under the
Account A and Fund      terms of your Contract. Premium taxes may also apply
expenses affect         to your Contract. We generally charge premium taxes
accumulation            when you annuitize your Contract, but there may be
units, see              other times when we charge them to your Contract
Financial               instead. Please see your Contract for details.
Highlights on page
44.                   . Separate Account A Annual Expenses are expenses that
                        we deduct from the assets of each Variable Investment
                        Option. They are guaranteed not to increase under the terms of your Contract.

                      . Pacific Select Fund Annual Expenses affect you
                        indirectly if you choose a Variable Investment Option because they reduce Portfolio returns. They can vary from year to year. They are not fixed and are not part of the terms of your Contract.

                   -------------------------------------------------------------
Contract Expenses   Sales charge on Investments                         none
                    Maximum withdrawal charge, as a percentage of
                    Investments                                         7.0%/1/
                    Withdrawal transaction fee (currently waived)     $15.00/2/
                    Transfer fee (currently waived)                   $15.00/3/
                    Annual Fee                                          none
                    Earnings Enhancement Guarantee (EEG) Rider
                    Annual Charge (calculated as a percentage of
                    Contract Value)                                    0.25%/4/
                    Guaranteed Income Advantage (GIA) Rider
                    Annual Charge
                    (calculated as a percentage of Contract
                    Value)                                             0.30%/5/
                    Guaranteed Protection Advantage (GPA) Rider
                    Annual Charge
                    (Guaranteed Protection Charge) (calculated as
                    a percentage of Contract Value)                    0.10%/6/

                      --------------------------------------------------------------------------
                                                 Without With Stepped-Up     With Premier
                                                 Rider   Death Benefit Rider Death Benefit Rider
                      --------------------------------------------------------------------------
Separate Account A     Mortality and Expense
Annual Expenses        Risk Charge/7/             1.25%         1.25%               1.25%
(as a percentage of    Administrative Fee/7/      0.15%         0.15%               0.15%
the average daily      Death Benefit Rider
Account Value)         Charge/8/                   none         0.20%               0.35%
                                                  -----         -----               -----
                       Total Separate Account A
                       Annual Expenses            1.40%         1.60%               1.75%
                                                  =====         =====               =====

                       /1/ The withdrawal charge may not apply or may be
                           reduced under certain circumstances. See
                           WITHDRAWALS and CHARGES, FEES AND DEDUCTIONS.

                       /2/ In the future, we may charge a fee of up to $15 for
                           any withdrawal over 15 that you make in a Contract Year. See WITHDRAWALS - Optional Withdrawals.

                       /3/ In the future, we may charge a fee of up to $15 for
                           any transfer over 15 that you make in a Contract Year. See HOW YOUR INVESTMENTS ARE ALLOCATED - Transfers.

                       /4/ If you buy the EEG Rider (subject to state
                           availability), we deduct this charge
                           proportionately from your Investment Options on each Contract Anniversary following the date you purchase the Rider, and when you make a full withdrawal, if the EEG Rider is in effect on that date. See CHARGES, FEES AND DEDUCTIONS.

                       /5/ If you buy the Guaranteed Income Advantage Rider
                           (GIA Rider), which is subject to state
                           availability, we deduct this charge on each Contract Anniversary date and the Annuity Date, and when you make a full withdrawal, if the GIA Rider is in effect on that date, or when you terminate the GIA Rider.

                       /6/ If you buy the Guaranteed Protection Advantage
                           Rider (subject to availability), we deduct this charge from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider. and while the Rider is in effect. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination.

                       /7/ This is an annual rate. The daily rate is
                           calculated by dividing the annual rate by 365.

                       /8/ If you buy the Stepped-Up Death Benefit Rider or
                           the Premier Death Benefit Rider, we add this charge to the Mortality and Expense Risk Charge until your Annuity Date. See CHARGES, FEES AND DEDUCTIONS.

AN OVERVIEW OF PACIFIC VALUE

                      ---------------------------------------------------------
Pacific Select Fund    The Pacific Select Fund pays advisory fees and other
Annual Expenses        expenses. These are deducted from the assets of the
                       Fund's Portfolios and may vary from year to year. They

                    are not fixed and are not part of the terms of your
You'll find more       Contract. If you choose a Variable Investment Option,
about the Pacific      these fees and expenses affect you indirectly because
Select Fund            they reduce Portfolio returns.
starting on page
13, and in the         Advisory Fee
Fund's Prospectus,     We are the investment adviser to the Fund. The Fund
which accompanies      pays an advisory fee to us for these services. The
this Prospectus.       table below shows the advisory fee as an annual

                   percentage of each Portfolio's average daily net
                       assets.

                       Other Expenses
                       The table below shows the advisory fee and fund expenses as an annual percentage of each Portfolio's average daily net assets, based on the year 2001 unless otherwise noted. To help limit Fund expenses, effective July 1, 2000 Pacific Life contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to us to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to us will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. For each Portfolio, our right to repayment of amounts waived and/or reimbursed is limited to amounts that do not cause such expenses to exceed the new 0.10% expense cap and, except for portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap with respect to expenses incurred through December 31, 2001. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2002.

                       In 2001, Pacific Life reimbursed $42,185 to the Aggressive Growth Portfolio, $32,032 to the the Financial Services Portfolio, $4,249 to the Health Sciences Portfolio, $28,084 to the Technology Portfolio, $24,277 to the Telecommunications Portfolio, $12,603 to the Capital Opportunities Portfolio, $9,417 to the Mid-Cap Growth Portfolio and $59,355 to the Global Growth Portfolio. In 2001, Pacific Life recouped $13,202 from the I-Net Tollkeeper Portfolio, $16,714 from the Strategic Value Portfolio, $5,499 from the Focused 30 Portfolio and $27,505 from the Small-Cap Index Portfolio for adviser's reimbursements in 2000 under the expense limitation agreement.

                   ---------------------------------------------------------------------------------------------
                                                                                         Less
                                                     Advisory Other    12b-1    Total    adviser's     Total net
                   Portfolio                         fee      expenses amounts+ expenses reimbursement expenses
                   ---------------------------------------------------------------------------------------------
                                                             As an annual % of average daily net assets
                   Blue Chip/1/                      0.95     0.05     0.04     1.04      --           1.04
                   Aggressive Growth/1/              1.00     0.18     0.06     1.24     (0.08)        1.16
                   Emerging Markets/1/               1.10     0.22     --       1.32      --           1.32
                   Diversified Research/1/           0.90     0.04     0.02     0.96      --           0.96
                   Small-Cap Equity/1/               0.65     0.05     --       0.70      --           0.70
                   International Large-Cap           1.05     0.09     --       1.14      --           1.14
                   I-Net Tollkeeper/2/               1.40     0.07     --       1.47      --           1.47
                   Financial Services/1/             1.10     0.20     0.04     1.34     (0.09)        1.25
                   Health Sciences/1/                1.10     0.11     0.03     1.24     (0.01)        1.23
                   Technology                        1.10     0.21     --       1.31     (0.11)        1.20
                   Telecommunications                1.10     0.29     --       1.39     (0.18)        1.21
                   Multi-Strategy/1/                 0.65     0.04     0.01     0.70      --           0.70
                   Large-Cap Core/1/                 0.65     0.04     0.02     0.71      --           0.71
                    (formerly called Equity Income)
                   Strategic Value                   0.95     0.10     --       1.05      --           1.05
                   Growth LT/1/                      0.75     0.04     0.03     0.82      --           0.82
                   Focused 30/1/                     0.95     0.11     --       1.06      --           1.06
                   ---------------------------------------------------------------------------------------------

                  --------------------------------------------------------------------------------------
                                                                                 Less
                                             Advisory Other    12b-1    Total    adviser's     Total net
                   Portfolio                 fee      expenses amounts+ expenses reimbursement expenses
                  --------------------------------------------------------------------------------------
                   Mid-Cap Value/1/          0.85     0.04     0.11     1.00      --           1.00
                   International Value       0.85     0.08     --       0.93      --           0.93
                   Capital Opportunities/1/  0.80     0.13     0.01     0.94     (0.01)        0.93
                   Mid-Cap Growth/1/         0.90     0.12     0.01     1.03     (0.02)        1.01
                   Global Growth/1/          1.10     1.04     0.01     2.15     (0.35)        1.80
                   Equity Index              0.25     0.04     --       0.29      --           0.29
                   Small-Cap Index           0.50     0.07     --       0.57      --           0.57
                   Real Estate               1.10     0.05     --       1.15      --           1.15
                    (formerly called
                    REIT)
                   Inflation Managed/1/      0.60     0.07     --       0.67      --           0.67
                   Managed Bond/1/           0.60     0.05     --       0.65      --           0.65
                   Money Market              0.33     0.03     --       0.36      --           0.36
                   High Yield Bond/1/        0.60     0.04     --       0.64      --           0.64
                   Equity Income/3/          0.95     0.15     --       1.10     (0.05)        1.05
                   Research/3/               1.00     0.12     --       1.12     (0.02)        1.10
                   Equity                    0.65     0.05     --       0.70      --           0.70
                   Aggressive Equity/1/      0.80     0.07     0.04     0.91      --           0.91
                   Large-Cap Value/1/        0.85     0.03     0.02     0.90      --           0.90
                  --------------------------------------------------------------------------------------

                       /1/ Total adjusted net expenses for these Portfolios,
                           after deduction of an offset for custodian credits and the 12b-1 recapture were: 1.00% for the Blue Chip Portfolio, 1.10% for the Aggressive Growth Portfolio, 1.31% for the Emerging Markets Portfolio, 0.94% for the Diversified Research Portfolio, 0.69% for the Small-Cap Equity Portfolio, 1.20% for the Financial Services Portfolio, 1.20% for the Health Sciences Portfolio, 0.69% for the Multi-Strategy Portfolio, 0.69% for the Large-Cap Core Portfolio, 0.79% for the Growth LT Portfolio, 1.05% for the Focused 30 Portfolio, 0.89% for the Mid-Cap Value Portfolio, 0.91% for the Capital Opportunities Portfolio, 1.00% for the Mid-Cap Growth Portfolio, 1.76% for the Global Growth Portfolio, 0.66% for the Inflation Managed Portfolio, 0.64% for the Managed Bond Portfolio, 0.63% for the High Yield Bond Portfolio, 0.87% for the Aggressive Equity Portfolio and 0.88% for the Large-Cap Value Portfolio.
                       /2/ Effective January 1, 2002, advisory fee is reduced
                           from the annual rate of 1.50% of average daily net assets to 1.40%.
                       /3/ Expenses are estimated. There were no actual
                           advisory fees or expenses for these Portfolios in 2001 because the Portfolios started after December 31, 2001.
                       + The Fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a Portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

AN OVERVIEW OF PACIFIC VALUE

                      ---------------------------------------------------------
Examples The following table shows the expenses you would pay on each $1,000 you invested if, at the end of each period, you: annuitized your Contract; surrendered your Contract and withdrew the Contract Value, or did not annuitize or surrender, but left the money in your Contract.

                       These examples assume the following:

                         . the Variable Investment Options have an annual
                           return of 5%

                         . our current program to reimburse to Pacific Select
                           Fund Portfolio expenses in excess of the 0.10% expense cap as described in Pacific Select Fund Annual Expenses will continue for at least 10 years.

                       without Riders reflects the expenses you would pay if you did not buy any of the following optional Riders:
                       Stepped-Up Death Benefit Rider (SDBR), Premier Death Benefit Rider (PDBR), Earnings Enhancement Guarantee
                       (EEG) Rider, Guaranteed Income Advantage (GIA) Rider, and Guaranteed Protection Advantage (GPA) Rider, collectively referred to below as "Riders". Riders may be subject to availability. Ask your registered representative about their current status.

                       with Riders reflects the maximum amount of expenses you would pay if you bought the optional combination of Riders whose cumulative expense totaled more than any other optional combination.

                       These examples do not show past or future expenses. Your actual expenses in any year may be more or less than those shown here.

                   -----------------------------------------------------------------------------------------
                                                                                     Expenses if you did not
                                     Expenses if you         Expenses if you         annuitize or surrender,
                                     annuitized              surrendered             but left the money in
                                     your Contract ($)       your Contract ($)       your Contract ($)
                   -----------------------------------------------------------------------------------------
                   Variable Account  1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs
                   -----------------------------------------------------------------------------------------
                   Blue Chip
                   without Riders     87   75   128   273     87  138   173   273     24   75   128   273
                   with Riders        97  105   177   369     97  168   222   369     34  105   177   369
                   -----------------------------------------------------------------------------------------
                   Aggressive Growth
                   without Riders     88   78   133   283     88  141   178   283     25   78   133   283
                   with Riders        98  108   182   378     98  171   227   378     35  108   182   378
                   -----------------------------------------------------------------------------------------
                   Emerging Markets
                   without Riders     90   84   143   304     90  147   188   304     27   84   143   304
                   with Riders       100  114   192   396    100  177   237   396     37  114   192   396
                   -----------------------------------------------------------------------------------------
                   Diversified Research
                   without Riders     87   73   125   267     87  136   170   267     24   73   125   267
                   with Riders        97  103   174   363     97  166   219   363     34  103   174   363
                   -----------------------------------------------------------------------------------------
                   Small-Cap Equity
                   without Riders     84   65   112   242     84  128   157   242     21   65   112   242
                   with Riders        94   96   162   341     94  159   207   341     31   96   162   341
                   -----------------------------------------------------------------------------------------
                   International Large-Cap
                   without Riders     89   79   135   287     89  142   180   287     26   79   135   287
                   with Riders        99  109   184   381     99  172   229   381     36  109   184   381
                   -----------------------------------------------------------------------------------------
                   I-Net Tollkeeper
                   without Riders     92   89   151   319     92  152   196   319     29   89   151   319
                   with Riders       102  118   199   410    102  181   244   410     39  118   199   410
                   -----------------------------------------------------------------------------------------
                   Financial Services
                   without Riders     89   81   138   293     89  144   183   293     26   81   138   293
                   with Riders        99  111   187   387     99  174   232   387     36  111   187   387
                   -----------------------------------------------------------------------------------------
                   Health Sciences
                   without Riders     89   81   138   293     89  144   183   293     26   81   138   293
                   with Riders        99  111   187   387     99  174   232   387     36  111   187   387
                   -----------------------------------------------------------------------------------------
                   Technology
                   without Riders     89   81   138   293     89  144   183   293     26   81   138   293
                   with Riders        99  111   187   387     99  174   232   387     36  111   187   387
                   -----------------------------------------------------------------------------------------

                   ------------------------------------------------------------------------------------------
                                                                                      Expenses if you did not
                                     Expenses if you          Expenses if you         annuitize or surrender,
                                     annuitized               surrendered             but left the money in
                                     your Contract ($)        your Contract ($)       your Contract ($)
                   ------------------------------------------------------------------------------------------
                   Variable Account  1 yr  3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs
                   ------------------------------------------------------------------------------------------
                   Telecommunications
                   without Riders     89    81   138   294     89  144   183   294     26   81   138   294
                   with Riders        99   111   187   388     99  174   232   388     36  111   187   388
                   ------------------------------------------------------------------------------------------
                   Multi-Strategy
                   without Riders     84    65   112   242     84  128   157   242     21   65   112   242
                   with Riders        94    96   162   341     94  159   207   341     31   96   162   341
                   ------------------------------------------------------------------------------------------
                   Large-Cap Core (formerly called Equity Income)
                   without Riders     84    65   112   242     84  128   157   242     21   65   112   242
                   with Riders        94    96   162   341     94  159   207   341     31   96   162   341
                   ------------------------------------------------------------------------------------------
                   Strategic Value
                   without Riders     88    76   130   278     88  139   175   278     25   76   130   278
                   with Riders        98   106   180   373     98  169   225   373     35  106   180   373
                   ------------------------------------------------------------------------------------------
                   Growth LT
                   without Riders     85    68   117   252     85  131   162   252     22   68   117   252
                   with Riders        95    99   167   350     95  162   212   350     32   99   167   350
                   ------------------------------------------------------------------------------------------
                   Focused 30
                   without Riders     88    76   130   278     88  139   175   278     25   76   130   278
                   with Riders        98   106   180   373     98  169   225   373     35  106   180   373
                   ------------------------------------------------------------------------------------------
                   Mid-Cap Value
                   without Riders     86    71   122   262     86  134   167   262     23   71   122   262
                   with Riders        96   101   172   359     96  164   217   359     33  101   172   359
                   ------------------------------------------------------------------------------------------
                   International Value
                   without Riders     88    73   124   266     88  136   169   266     25   73   124   266
                   with Riders        98   103   174   363     98  166   219   363     35  103   174   363
                   ------------------------------------------------------------------------------------------
                   Capital Opportunities
                   without Riders     88    72   123   264     88  135   168   264     25   72   123   264
                   with Riders        98   102   173   361     98  165   218   361     35  102   173   361
                   ------------------------------------------------------------------------------------------
                   Mid-Cap Growth
                   without Riders     87    75   128   273     87  138   173   273     24   75   128   273
                   with Riders        97   105   177   369     97  168   222   369     34  105   177   369
                   ------------------------------------------------------------------------------------------
                   Global Growth
                   without Riders     95    97   165   346     95  160   210   346     32   97   165   346
                   with Riders       105   127   213   434    105  190   258   434     42  127   213   434
                   ------------------------------------------------------------------------------------------
                   Equity Index
                   without Riders     80    53    92   199     80  116   137   199     17   53    92   199
                   with Riders        90    84   143   303     90  147   188   303     27   84   143   303
                   ------------------------------------------------------------------------------------------
                   Small-Cap Index
                   without Riders     83    62   106   229     83  125   151   229     20   62   106   229
                   with Riders        93    92   157   329     93  155   202   329     30   92   157   329
                   ------------------------------------------------------------------------------------------
                   Real Estate (formerly called REIT)
                   without Riders     89    79   135   288     89  142   180   288     26   79   135   288
                   with Riders        99   109   184   382     99  172   229   382     36  109   184   382
                   ------------------------------------------------------------------------------------------
                   Inflation Managed
                   without Riders     84    65   111   239     84  128   156   239     21   65   111   239
                   with Riders        94    95   161   338     94  158   206   338     31   95   161   338
                   ------------------------------------------------------------------------------------------
                   Managed Bond
                   without Riders     84    64   110   236     84  127   155   236     21   64   110   236
                   with Riders        94    94   160   336     94  157   205   336     31   94   160   336
                   ------------------------------------------------------------------------------------------
                   Money Market
                   without Riders     81    55    95   207     81  118   140   207     18   55    95   207
                   with Riders        91    86   146   309     91  149   191   309     28   86   146   309
                   ------------------------------------------------------------------------------------------
                   High Yield Bond
                   without Riders     84    64   109   235     84  127   154   235     21   64   109   235
                   with Riders        94    94   159   335     94  157   204   335     31   94   159   335
                   ------------------------------------------------------------------------------------------
                   Equity Income
                   without Riders     88    76   130   278     88  139   175   278     25   76   130   278
                   with Riders        98   106   180   373     98  169   225   373     35  106   180   373
                   ------------------------------------------------------------------------------------------
                   Research
                   without Riders     88    78   133   283     88  141   178   283     25   78   133   283
                   with Riders        98   108   182   378     98  171   227   378     35  108   182   378
                   ------------------------------------------------------------------------------------------

AN OVERVIEW OF PACIFIC VALUE

                   -----------------------------------------------------------------------------------------
                                                                                     Expenses if you did not
                                     Expenses if you         Expenses if you         annuitize or surrender,
                                     annuitized              surrendered             but left the money in
                                     your Contract ($)       your Contract ($)       your Contract ($)
                   -----------------------------------------------------------------------------------------
                   Variable Account  1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs
                   -----------------------------------------------------------------------------------------
                   Equity
                   without Riders     84   66   113   243     84  129   158   243     21   66   113   243
                   with Riders        94   96   163   341     94  159   208   341     31   96   163   341
                   -----------------------------------------------------------------------------------------
                   Aggressive Equity
                   without Riders     86   71   121   260     86  134   166   260     23   71   121   260
                   with Riders        96  101   171   357     96  164   216   357     33  101   171   357
                   -----------------------------------------------------------------------------------------
                   Large-Cap Value
                   without Riders     86   71   122   261     86  134   167   261     23   71   122   261
                   with Riders        96  101   172   358     96  164   217   358     33  101   172   358
                   -----------------------------------------------------------------------------------------

                       The purpose of the preceding table is to help you understand the various costs and expenses that you may bear directly or indirectly. The table reflects expenses of the Separate Account as well as those of the underlying Portfolios. Premium taxes may also be applicable. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS, WITHDRAWALS and Pacific Select Fund Annual Expenses in this Prospectus and see the Fund's SAI.

                            YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options and the Fixed Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio's investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

PORTFOLIO                INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
                                                   MAIN INVESTMENTS                       MANAGER
Blue Chip                Long-term growth of       Equity securities of "blue chip"       A I M Capital
                         capital. (Current income  companies and related derivatives.     Management, Inc.
                         is of secondary           Blue chip companies fall within the
                         importance.)              largest 85% of publicly traded
                                                   companies listed in the U.S.

Aggressive Growth        Long-term growth of       Equity securities of small- and        A I M Capital
                         capital.                  medium-sized growth companies.         Management, Inc.

Emerging Markets         Long-term growth of       Equity securities of companies that    Alliance Capital
                         capital.                  are located in countries generally     Management L.P.
                                                   regarded as "emerging market"
                                                   countries.

Diversified Research     Long-term growth of       Equity securities of U.S. companies    Capital Guardian
                         capital.                  and securities whose principal markets Trust Company
                                                   are in the U.S.

Small-Cap Equity         Long-term growth of       Equity securities of smaller           Capital Guardian
                         capital.                  companies.                             Trust Company

International Large-Cap  Long-term growth of       Equity securities of large non-U.S.    Capital Guardian
                         capital.                  companies and securities whose         Trust Company
                                                   principal markets are outside of the
                                                   U.S.

I-Net Tollkeeper         Long-term growth of       Equity securities of companies which   Goldman Sachs
                         capital.                  use, support, or relate directly or    Asset Management
                                                   indirectly to use of the Internet.
                                                   Such companies include those in the
                                                   media, telecommunications, and
                                                   technology sectors.

Financial Services       Long-term growth of       Equity securities in the financial     INVESCO
                         capital.                  services sector (including             Funds Group, Inc.
                                                   derivatives). Such companies include
                                                   banks, insurance companies, brokerage
                                                   firms and other finance-related firms.

Health Sciences          Long-term growth of       Equity securities in the health        INVESCO
                         capital.                  sciences sector (including             Funds Group, Inc.
                                                   derivatives). Such companies include
                                                   medical equipment or supplies,
                                                   pharmaceuticals, health care
                                                   facilities and other health sciences-
                                                   related firms.

Technology               Long-term growth of       Equity securities in the technology    INVESCO
                         capital.                  sector (including derivatives). Such   Funds Group, Inc.
                                                   companies include biotechnology,
                                                   communications, computers,
                                                   electronics, Internet
                                                   telecommunications, networking,
                                                   robotics, video and other technology-
                                                   related firms.

Telecommunications       Long-term growth of       Equity securities in the               INVESCO
                         capital. (Current income  telecommunications sector (including   Funds Group, Inc.
                         is of secondary           derivatives). Such as companies that
                         importance.)              offer telephone service, wireless
                                                   communications, satellite
                                                   communications, television and movie
                                                   programming, broadcasting and Internet
                                                   access.

Multi-Strategy           High total return.        A mix of equity and fixed income       J.P. Morgan
                                                   securities.                            Investment
                                                                                          Management Inc.

Large-Cap Core           Long-term growth of       Equity securities of large dividend-   J.P. Morgan
 (formerly called        capital and income.       paying U.S. companies.                 Investment
  Equity Income)

Strategic Value          Long-term growth of       Equity securities with the potential   Janus Capital
                         capital.                  for long-term growth of capital.       Management LLC

Growth LT                Long-term growth of       Equity securities of a large number of Janus Capital
                         capital consistent with   companies of any size.                 Management LLC
                         the preservation of
                         capital.

Focused 30               Long-term growth of       Equity securities selected for their   Janus Capital
                         capital.                  growth potential.                      Management LLC



PORTFOLIO              INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
                                                 MAIN INVESTMENTS                       MANAGER
Mid-Cap Value          Capital appreciation.     Equity securities of medium-sized U.S.   Lazard Asset
                                                 companies believed to be undervalued.    Management

International Value    Long-term capital         Equity securities of relatively large    Lazard Asset
                       appreciation primarily    companies located in developed           Management
                       through investment in     countries outside of the U.S.
                       equity securities of
                       corporations domiciled in
                       countries other than the
                       U.S.

Capital Opportunities  Long-term growth of       Equity securities with the potential     MFS Investment
                       capital.                  for long-term growth of capital.         Management

Mid-Cap Growth         Long-term growth of       Equity securities of medium-sized        MFS Investment
                       capital.                  companies believed to have above-        Management
                                                 average growth potential.

Global Growth          Long-term growth of       Equity securities of any size located    MFS Investment
                       capital.                  within and outside of the U.S.           Management

Equity Index           Investment results that   Equity securities of companies that      Mercury Advisors
                       correspond to the total   are included in or representative of
                       return of common stocks   the Standard & Poor's 500 Composite
                       publicly traded in the    Stock Price Index (including
                       U.S.                      derivatives).

Small-Cap Index        Investment results that   Equity securities of small companies     Mercury Advisors
                       correspond to the total   that are included in or representative
                       return of an index of     of the Russell 2000 Index (including
                       small capitalization      derivatives).
                       companies.

Real Estate            Current income and long-  Equity securities of companies in the    Morgan Stanley Asset
 (formerly             term capital              U.S. real estate industry, including     Management
 called REIT)          appreciation.             real estate investment trusts (REITs)
                                                 and real estate operating companies
                                                 (REOCs).

Inflation Managed      Maximize total return     Inflation-indexed bonds of varying       Pacific Investment
                       consistent with prudent   maturities issued by the U.S. and non    Management Company LLC
                       investment management.    U.S. governments, their agencies and
                                                 government sponsored enterprises, and
                                                 corporations, forward contracts and
                                                 derivative instruments relating to
                                                 such securities.

Managed Bond           Maximize total return     Medium and high-quality fixed income     Pacific Investment
                       consistent with prudent   securities with varying terms to         Management Company LLC
                       investment management.    maturity and derivatives relating to
                                                 such securities or related indices.

Money Market           Current income consistent Highest quality money market             Pacific Life
                       with preservation of      instruments believed to have limited
                       capital.                  credit risk.

High Yield Bond        High level of current     Fixed income securities with lower and   Pacific Life
                       income.                   medium-quality credit ratings and
                                                 intermediate to long terms to
                                                 maturity.

Equity Income          Current income. (Capital  Equity securities of large U.S.          Putnam Investment
                       growth is of secondary    companies with a focus on income-        Management, LLC
                       importance.)              producing securities believed to be
                                                 undervalued by the market.

Research               Long-term growth of       Equity securities of large U.S.          Putnam Investment
                       capital.                  companies with potential for capital     Management, LLC
                                                 appreciation.

Equity                 Capital appreciation.     Equity securities of large U.S.          Putnam Investment
                       (Current income is of     growth-oriented companies.               Management, LLC
                       secondary importance.)

Aggressive Equity      Capital appreciation.     Equity securities of small and medium-   Putnam Investment
                                                 sized companies.                         Management, LLC

Large-Cap Value        Long-term growth of       Equity securities of large companies.    Salomon Brothers Asset
                       capital. (Current income                                           Management Inc
                       is of secondary
                       importance.)

The Investment Adviser

We are the investment adviser for the Fund. We and the Fund have retained other portfolio managers, supervised by us, for 31 of the Portfolios.

Variable Investment Option Performance

Historical performance information can help you understand how investment performance can affect your investment in the Variable Investment Options. Although each Subaccount was established January 2, 1996 or thereafter and has no historical performance prior to the date that it was established, each Subaccount will be investing in shares of a Portfolio of the Fund, and the majority of these Portfolios do have historical performance data which covers a longer period. Performance data include total returns for each Subaccount, current and effective yields for the Money Market Subaccount, and yields for the other fixed income Subaccounts. Calculations are in accordance with standard formulas prescribed by the SEC which are described in the SAI. Yields do not reflect any charge for premium taxes; this exclusion may cause yields to show more favorable performance. Total returns may or may not reflect withdrawal charges, Annual Fees or any charge for premium taxes; data that do not reflect these charges may show more favorable performance.

The SAI presents some hypothetical performance data. The SAI also presents some performance benchmarks, based on unmanaged market indices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500), and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Subaccount performance.

In addition, we may provide you with reports both as an insurance company and as to our financial strength that are produced by rating agencies and organizations.

Your Fixed Option

The Fixed Option offers you a guaranteed minimum interest rate on the amount you allocate to this Option. Amounts you allocate to this Option, and your earnings credited are held in our General Account. For more detailed information about this Option, see THE GENERAL ACCOUNT and APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.

                            PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, fill out an application and submit it along with your initial Investment to Pacific Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060 or the address indicated in your Contract specification pages if different. In those instances when we receive electronic transmission of the information on the application from your representative's broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. If your application and Investment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Investment for more than five Business Days without your permission.


You may also purchase a Contract by exchanging your existing contract. You must submit all contracts to be exchanged when you submit your application. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.

We reserve the right to reject any application or Investment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint Owners and Contingent Owners, for which a Contract will be issued is 80. The Contract Owner's age is calculated as of his or her age last birthday. If the sole Contract Owner or sole Annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any Investments we receive, including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/Owner or the applicant/Owner's estate.

Purchasing a Death Benefit Rider (Optional)

You may purchase either the Stepped-Up Death Benefit Rider (SDBR) or Premier Death Benefit Rider (PDBR) (subject to state availability) at the time your application is completed. You may not purchase both Riders nor may you purchase a SDBR or PDBR after the Contract Date.

If you select one of these Riders, the SDBR or PDBR, as applicable, will remain in effect until the earlier of:

  . the full withdrawal of the amount available for withdrawal under the Contract,

  . when death benefit proceeds become payable under the Contract,

  . any termination of the Contract in accordance with the provisions of the Contract, or

  . the Annuity Date.

The SDBR or PDBR may not otherwise be cancelled. The SDBR or PDBR may only be purchased if the age of each Annuitant is 75 or younger on the Contract Date.

Purchasing the Earnings Enhancement Guarantee (EEG) Rider (Optional)

You may purchase the EEG Rider (subject to availability) on the Contract Date or on the first Contract Anniversary. For Contracts issued prior to May 1, 2001, you may purchase the EEG Rider on any Contract Anniversary through December 31, 2002. If you buy the EEG Rider within 30 days after the Contract Date or Contract Anniversary, we will make the Effective Date of the EEG Rider to coincide with that Contract Date or Contract Anniversary. The Earnings Enhancement Guarantee (EEG) Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider in your Contract's Rider.

You may purchase the EEG Rider only if the age of each Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Effective Date of the Rider as shown in your Contract. Once purchased, the Rider will remain in effect until the earlier of:

  . the date a full withdrawal of the amount available for withdrawal is made under the Contract,

  . the date a death benefit becomes payable under the Contract,

  . the date the Contract is terminated in accordance with the provisions of the Contract, or

  . the Annuity Date.

The EEG Rider may not otherwise be cancelled.

Purchasing the Guaranteed Income Advantage (GIA) Rider (Optional)

You may purchase the GIA Rider (subject to state availability) on the Contract Date or on any Contract Anniversary. You may purchase the GIA Rider only if the age of each Annuitant is 80 years or younger on the date the GIA Rider is purchased. The GIA Rider will remain in effect until the earlier of:

  . a full withdrawal of the amount available for withdrawal under the Contract,

  . a death benefit becomes payable under the Contract,

  . any termination of the Contract in accordance with the terms of the Contract,

  . the Annuity Date, or

  . termination of the GIA Rider.

You may terminate the GIA Rider on the fifth Contract Anniversary or on any later Contract Anniversary.

If you buy the GIA Rider within 30 days after the Contract Date or Contract Anniversary, we will make the effective date of the GIA Rider to coincide with that Contract Date or Contract Anniversary.


Purchasing the Guaranteed Protection Advantage (GPA) Rider (Optional)

You may purchase the optional Guaranteed Protection Advantage Rider (subject to availability) on the Contract Date or on any subsequent Contract Anniversary if:

  .  the age of each Annuitant is 80 years or younger on the date of purchase,

  . the date of the purchase is at least 10 years prior to your selected Annuity Date, and

  . you use an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

If you purchase the Guaranteed Protection Advantage Rider within 60 days after the Contract Date or a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. If you purchase the Rider 60 days or more after the Contract Date or the Contract Anniversary, the Effective Date of the Rider will be the next Contract Anniversary. The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the "Term") beginning on the Effective Date of the Rider.

On the last day of a Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the "Guaranteed Protection Amount"). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to the allocations used in your most recent asset allocation program.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

  (a) is the Contract Value at the start of a Term,

  (b) is a percentage of each additional Purchase Payment, as determined from the table below, paid to the Contract during a Term,

  (c) is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, to the Contract Value immediately prior to the withdrawal.

------------------------------------------------------------------------------
     Contract Year Since                 Percentage of Purchase Payment
     Beginning of Current Term           Added to Guaranteed Protection Amount
------------------------------------------------------------------------------
     1 through 4                                        100%
     5                                                   90%
     6                                                   85%
     7                                                   80%
     8 through 10                                        75%
------------------------------------------------------------------------------

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.

If, on the last day of a Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Guaranteed Protection Advantage Rider before the payment of any annuity or death benefits, or full withdrawal.

No additional amount will be made if the Contract Value on the last day of the term is greater than the Guaranteed Protection Amount.

On or before the end of the Term, you can elect to repurchase the Rider subject to its availability and the then current terms and conditions of the Rider provided:

  . all Annuitant(s) are 80 years or younger at the start of the new Term, and

  .  the new Term does not extend beyond your selected Annuity Date.

If you elect to terminate the Rider, the termination will be effective the day immediately following the end of the Term.

The Guaranteed Protection Advantage Rider will remain in effect until the earlier of:

  .  the end of a Term, or

  . the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for this Rider,

  . the Contract Anniversary immediately following the date we receive notification from the Owner to terminate this Rider,

  . the date a full withdrawal of the amount available for withdrawal is made under the Contract,

  . the date of first death of an Owner or the date of death of the last surviving Annuitant,

  . the date the Contract is terminated in accordance with the provisions of the Contract, or

  .  the Annuity Date.

If the Owner dies during a Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue until the end of the Term. Subject to the terms of the Rider, the surviving spouse may repurchase the Rider for another Term, provided the surviving spouse is age 80 or younger at the start of the new Term and the new Term does not extend beyond the selected Annuity Date.

The Guaranteed Protection Advantage Rider may also be called the GPA Rider in some materials you may receive from us.

Information About the Optional Riders, IRAs and Other Qualified Contracts


There are special considerations for purchases of any optional death benefit rider. As of the date of this Prospectus, IRS regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these regulations do not prohibit the optional death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has optional death benefit riders and is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The Internal Revenue Service (IRS) could take the position that the enhanced death benefits provided by the SDBR are not incidental.

In addition, to the extent that the optional death benefit riders alters the timing or the amount of the payment of distributions under a Qualified Contract, the rider cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional death benefit riders are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

Making Your Investments ("Purchase Payments")

Making Your Initial Investment

Your initial Investment must be at least $10,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan (PAC), which allows you to pay in equal monthly installments over one year (at least $800 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose PAC, you must make your first installment Investment when you submit your application. Further requirements for PAC are discussed in the PAC form. We also call each Investment you make a Purchase Payment.

You must obtain our consent before making an initial or additional Investment that will bring your aggregate Investment over $1,000,000.

Making Additional Investments

You may choose to invest additional amounts in your Contract at any time. Each additional Investment above the initial Investment requirements must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts. In certain states additional Investments are limited. See APPENDIX A: STATE LAW VARIATIONS.

Forms of Investment

Your initial and additional Investments may be sent by personal or bank check or by wire transfer. Investments must be made in a form acceptable to us before we can process it. Acceptable forms of Investments are:

  . by personal check, drawn on a U.S. bank,

  . by cashier's check, money order, and traveler's checks in single denominations of $10,000 or more if they originate in a U.S. bank,

  . by cashier's check of less than $10,000 for direct qualified transfers and rollovers,

  . by cashier's check of less than $10,000 for non-qualified transfers, both
    1035s and mutual fund/bank CD transfers, that are requested by Pacific
    Life,

  . by third party check, when there is a clear connection of the third party to the underlying transaction, and

  . wire transfers that originate in U.S. banks.

We will not accept Investments in the following forms:

  . cash,

  . credit card or check drawn against a credit card account,

  . cashier's check, money order or traveler's checks in single denominations of less than $10,000,

  . cashier's check, money orders, traveler's checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

  . third party check, if there is not a clear connection of the third party to the underlying transaction, and

  . wires that originate from foreign bank accounts.

All unacceptable forms of Investments will be returned to the payor along with a letter of explanation. Pacific Life reserves the right to reject or accept any form of payment. If you make Investments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during the "Right to Cancel" period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Credit Enhancements

We will add a Credit Enhancement to your Contract Value at the time each Purchase Payment is applied to the Contract. The amount of a Credit Enhancement is determined as a percentage of each Purchase Payment applied to the Contract. The Credit Enhancement will be applied at the time the Purchase Payment is effective. The Credit Enhancement will be allocated among Investment Options in the same proportion as the applicable Purchase Payment. The amount returned if the Contract Owner exercises his or her right to return the Contract during your Free Look period will be reduced by any Credit Enhancements applied.

The Credit Enhancement with respect to each Purchase Payment will be based on total Purchase Payments made into the Contract less total withdrawals, including any withdrawal charges, from the Contract as of the date the Purchase Payment is applied. The Credit Enhancement as a percentage of the Purchase Payment is set forth below:

Contracts issued on or after April 1, 2000 (subject to state availability)

                                                                  Credit
      Total Purchase Payments Less Total Withdrawals            Enhancement
      ----------------------------------------------            -----------
      Less than $250,000.......................................    4.0%
      $250,000 or more.........................................    5.0%

Contracts issued on or before March 31, 2000

                                                                  Credit
      Total Purchase Payments Less Total Withdrawals            Enhancement
      ----------------------------------------------            -----------
      Less than $100,000.......................................    3.0%
      At least $100,000 but less than $2,500,000...............    4.0%
      $2,500,000 or more.......................................    5.0%

During the first Contract Year, the Credit Enhancement percentage of the most recent Purchase Payment will apply to all prior Purchase Payments, if any. This will be accomplished by applying an additional Credit Enhancement to the prior Purchase Payments (if needed) effective on the date of the most recent Purchase Payment. In no event will these additional Credit Enhancements be less than zero. We will allocate any additional Credit Enhancements among Investment Options in the same proportion as the most recent Purchase Payment.

                       HOW YOUR INVESTMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Investments among 33 of the Subaccounts and the Fixed Option. Allocations of your initial Investment to the Investment Options you selected will be effective on your Contract Date. See WITHDRAWALS--Right to Cancel ("Free Look"). Each additional Investment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS--Right to Cancel ("Free Look") section of this Prospectus. We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a prorata basis relative to your most recent allocation instructions. If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is delivered. If your initial Investment is received from multiple sources, we will consider them all your initial Investment.

Portfolio Optimization

Portfolio Optimization is an asset allocation service we offer for use within this variable annuity. Asset allocation is the distribution of investments among asset classes and involves decisions about which asset classes should be selected and how much of the total contract value should be allocated to each asset class. The theory of Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long-term.

Pacific Life and Ibbotson Associates, one of the premier firms in designing asset allocation-based investment strategies, developed 5 model portfolios, each comprised of a carefully selected combination of Pacific Select Fund portfolios. The portfolios are selected by evaluating the asset classes represented by the underlying securities holdings of the portfolios and combining portfolios to combine major types of asset classes based on historical asset performance and attribution analysis in a way intended to optimize returns given a particular level of risk tolerance. The analysis is accomplished by using a state-of-the-art program and a statistical analytical technique known as "mean-variance optimization." This Portfolio Optimization analysis is performed each year to help maintain the risk/return profile of the models.

If you select a Portfolio Optimization model, your initial purchase payment (in the case of a new application) or contract value, as applicable, will be allocated to the investment options according to the model you select. Subsequent purchase payments, if allowed under your contract, will also be allocated accordingly, unless otherwise instructed by you in writing. If you choose, you can rebalance your contract value quarterly, semi-annually, or annually to maintain the asset allocation given in your Portfolio Optimization model. If you also allocate part of your purchase payment or contract value outside the model, rebalancing is only permitted within the model. Each model may change and investment options may be added to or deleted from a model as a result of the annual analysis. Unless you provide written authorization, we will not automatically adjust your contract value among investment options to reflect updates to the model. You may change your allocations at any time with a proper written request or by telephone or electronic instructions, provided a valid telephone/electronic authorization is on file with us.

If you select a Portfolio Optimization model, in addition to your usual quarterly statement, you will be sent a quarterly performance report which provides information about the investment options within your model. To enroll in Portfolio Optimization, you must submit to us, together with any other required forms, a completed, signed and dated Portfolio Optimization Enrollment Request form or a completed, signed and dated Portfolio Optimization Acknowledgment contained in the Investment Policy Statement. The Investment Policy Statement describes the Portfolio Optimization model that matches your investment profile, based on the responses you provide regarding your financial needs, investment time horizon and risk comfort level, on the Investor Profile Questionnaire. Your financial advisor or investment professional can assist you in completing the proper forms. We have the right to terminate or change the Portfolio Optimization service at any time.

Information concerning the models is described below. If you are enrolling in Portfolio Optimization by means of the Portfolio Optimization Enrollment Request form, the actual percentage allocations among the portfolios in each of the 5 portfolio models are described in the enrollment request form. If you are enrolling in Portfolio Optimization by means of the Investor Profile Questionnaire, the actual percentage allocations within the portfolio model that matches your investment profile are described in the Investment Policy Statement for that model. Regardless of the enrollment methods described above, you should consult with your financial adviser or investment professional to assist you in determining which model meets your financial needs, investment time horizon, and is consistent with your risk comfort level.

                                          Investor Profile

     Model A               Model B             Model C             Model D             Model E
--------------------------------------------------------------------------------------------------------
You are looking for  Your focus is on    You want the        You want an         You are an
a relatively stable  keeping pace with   opportunity for     investment that is  aggressive investor
investment and       inflation. Income   long-term moderate  geared for growth   and can tolerate
require investments  generating          growth.             and are willing to  short-term market
that generate some   investment and                          accept above        swings.
level of income.     capital                                 average risk.
                     appreciation are
                     desired.
--------------------------------------------------------------------------------------------------------
Shorter Investment Horizon                                                Longer Investment Horizon
                                                                 .

                                         Investor Objective
---------------------------------------------------------------------------------------------------------
Primarily            Moderate Growth     Steady growth in    Moderately high     High growth in
preservation of                          asset values        growth in asset     asset values
capital                                                      values

                                        Risk Characteristics
---------------------------------------------------------------------------------------------------------
There may be some    There may be some   There will probably There will probably There will probably
losses in the        losses in the       be some losses in   be some losses in   be some losses in
values of the        values of the       the values of the   the values of the   the values of the
investment as asset  investment from     underlying          underlying          underlying
values fluctuate.    year to year.       investments from    investments from    investments from
                                         year to year.       year to year. Some  year to year. Some
                                         Fluctuations in     of these might be   these might be
                                         value should be     large, but the      large, but the
                                         less than those of  overall             overall
                                         the overall stock   fluctuations in     fluctuations in
                                         markets.            asset values should asset values should
                                                             be less than those  be less
                                                             of the U.S. stock   than those of the
                                                             market.             U.S. stock market.
--------------------------------------------------------------------------------------------------------
Lower Risk                                                                              Higher Risk
                                                                 .

                                           Asset Class Breakdown
--------------------------------------------------------------------------------------------------------
Cash            30%    Cash          16%    Cash          6%     Bonds         20%    Bonds          4%
----------------------------------------------------------------------------------------------------------
Bonds           47%    Bonds         42%    Bonds         34%    Domestic      56%    Domestic       63%
                                                                 Stocks               Stocks
----------------------------------------------------------------------------------------------------------
Domestic        17%    Domestic      30%    Domestic      44%    Real Estate   3%     Real Estate    5%
Stocks                 Stocks               Stocks
----------------------------------------------------------------------------------------------------------
International   6%     International 12%    International 16%    International 21%    International  28%
Stocks                 Stocks               Stocks               Stocks               Stocks
----------------------------------------------------------------------------------------------------------
Less Volatile                                                                                More Volatile
                                                                       .
----------------------------------------------------------------------------------------------------------

Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience some volatility. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you would have been better off in an investment option or options representing a single asset class than in a model. The value of the variable accounts will fluctuate, and when redeemed, may be worth more or less than the original cost.

Investing in Variable Investment Options

Each time we allocate your Investment, and any Credit Enhancement, to a Variable Investment Option, your Contract is credited with a number of "Subaccount Units" in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, including any Credit Enhancement, divided by the "Unit Value" of one Unit of that Subaccount.

  Example: you allocate $600 to the Inflation Managed Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Inflation Managed Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Investment allocated to the Variable Investment Options may be worth more or less than the original allocations to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio's investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day. The SAI contains a detailed discussion of these calculations.

When Your Investment is Effective

The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. The Unit Value at which purchase, transfer and withdrawal transactions are credited or debited is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Investment is usually effective on the day we issue your Contract. Any additional allocation is effective on the day we receive your Investment in proper form. See the ADDITIONAL INFORMATION--Inquiries and Submitting Forms and Requests section in this Prospectus.

Transfers

Once your Investments are allocated to the Investment Options you selected, you may transfer your Account Value from any Investment Option to any other. However, as of January 1, 2002, and each calendar year thereafter, transfers are limited to 25 for each calendar year.

For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer and transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program or an approved asset allocation program are excluded from the limitation. No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year.

Certain restrictions apply to the Fixed Option. See THE GENERAL ACCOUNT-- Withdrawals and transfers section in this Prospectus. Transfer requests are generally effective on the Business Day we receive them in proper form.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers; these may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made.

If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions. We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, and to suspend transfers. We also reserve the right to reject any transfer request.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the Fund and raise expenses. This in turn can have an adverse effect on Portfolio performance and therefore your Contract's performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

  . not accepting transfer instructions from an agent acting on behalf of more than one Contract Owner, and

  . not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to four in any twelve-month period. See THE GENERAL ACCOUNT--Withdrawals and Transfers section in the Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Automatic Transfer Options

We offer three automatic transfer options: dollar cost averaging, portfolio rebalancing, and earnings sweep. There is no charge for these options, and transfers under these automatic transfer options are not counted towards your total transfers in a Contract Year.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities' prices over time, and may permit a "smoothing" of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. Detailed information appears in the SAI.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will "rebalance" your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a

Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

                          CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge; this charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. No withdrawal charge is imposed on:

  . death benefit proceeds, except as provided under the Amount of the Death
    Benefit: Death of a Contract Owner Section,

  . amounts converted after the first Contract Anniversary to a life contingent Annuity Option or an Annuity Option with a period certain of at least seven years,

  . withdrawals by Owners to meet the minimum distribution rules for Qualified
    Contracts as they apply to amounts held under the Contract, or

  . subject to state variation and medical evidence satisfactory to us, after the first Contract Anniversary, full or partial withdrawals if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

See APPENDIX A: STATE LAW VARIATIONS section of this Prospectus.

Free Withdrawals

During a Contract Year, you may withdraw free of withdrawal charge amounts up to your "eligible Purchase Payments". Qualified plans have special restrictions on withdrawals. See Special Restrictions Under Qualified Plans on page 38. Eligible Purchase Payments include 10% of all Purchase Payments that have an "age" of less than eight years, plus 100% of all Purchase Payments that have an "age" of eight years or more. Once all Purchase Payments have been deemed withdrawn, any withdrawal will be deemed a withdrawal of your Earnings and will be free of the withdrawal charge. For those Contracts issued to a Charitable Remainder Trust (CRT), the amount available for withdrawal free of withdrawal charges during a Contract Year includes all eligible Purchase Payments plus all Earnings even if all Purchase Payments have not been deemed withdrawn.

  Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year
  2. With Earnings (Credit Enhancements included), your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $1,700 free of the withdrawal charge (your total Purchase Payments were $17,000, so 10% of that equals $1,700). After this withdrawal, your Contract Value is $17,300. In Contract Year 4, you may withdraw another $1,700 (10% of the total Purchase Payments of $17,000) free of any withdrawal charge.

How the Charge is Determined

The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since that payment was effective. A Purchase Payment is "one year old" or has an "age of one" from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day preceding that

Contract Anniversary, your Purchase Payment will have an "age of two," and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the "age" of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

                                                                             Withdrawal
                                                                             Charge as a
                                                                             percentage
                  "Age" of Purchase Payment                                 of the amount
                           in Years                                           withdrawn
                  -------------------------                                 -------------
                              1.........................................         7%
                              2.........................................         7%
                              3.........................................         7%
                              4.........................................         7%
                              5.........................................         5%
                              6.........................................         5%
                              7.........................................         4%
                              8 or more.................................         0%

We calculate your withdrawal charge by assuming your withdrawal is applied to Purchase Payments first and in the order your Purchase Payments were received. The withdrawal charge will be deducted proportionally among all Investment Options from which your withdrawal occurs. See THE GENERAL ACCOUNT--Withdrawals and Transfers section of this Prospectus. The seven year withdrawal charge period is longer than such period for other variable annuity contracts we offer.

We pay sales commissions and other expenses associated with the promotion and sales of the Contracts to broker-dealers. The withdrawal charge is designed to reimburse us for these costs, although we expect that our actual expenses will be greater than the amount of the withdrawal charge. Broker-dealers may receive aggregate commissions of up to 7.00% of your aggregate Purchase Payments.

Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid a persistency trail commission which will take into account, among other things, the length of time Purchase Payments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the Account Values considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. Within certain limits imposed by the National Association of Securities Dealers, Inc. (NASD), registered representatives who are associated with broker/dealer firms affiliated with Pacific Life may qualify for sales incentive programs sponsored by Pacific Life. Registered representatives may also receive non-compensation such as expense-paid educational or training seminars or promotional merchandise.

Withdrawal Enhancements

Subject to state approval, we reserve the right, in our sole discretion, to calculate your withdrawal charge on more favorable terms to you than as otherwise described in the preceding paragraph. These Withdrawal Enhancements may include an acceleration of the day on which the "age" of any Purchase Payment is considered to occur or a waiver of some or all of the withdrawal charge in the event the Guaranteed Interest Rate is less than a specified rate. Although we retain the discretion to add a Withdrawal Enhancement, once it is added, it is binding on us and effective for any specified period we have designated. In the event of any Withdrawal Enhancement, we will notify the Owner within thirty (30) days of the effective date of the Withdrawal Enhancement.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED--Transfers and THE GENERAL ACCOUNT--Withdrawals and Transfers sections in this Prospectus.


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Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Investments at the time your Investment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at the Annuity Date or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Investments ("premium taxes"), we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred by us. For these purposes, "premium taxes" include any state or local premium or retaliatory taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Investments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Investments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Investments. Currently, we do not impose any such charges.

Waivers and Reduced Charges

We may agree to reduce or waive the withdrawal charge, or credit additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

We will only reduce or waive such charges or credit additional amounts on any Contract where expenses associated with the sale of the Contract and/or costs associated with administering and maintaining the Contract are reduced. Any additional amounts will be added to a Contract when we apply Investments. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

With respect to additional amounts as described above, you will not keep any amounts credited if you return your Contract during the Free Look period as described under WITHDRAWALS--Right to Cancel ("Free Look") section of this Prospectus.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the "Risk Charge"). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is "mortality risk." We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called "expense risk."

This Risk Charge is assessed daily at an annual rate equal to 1.25% of each Subaccount's assets; this charge may not be increased for the duration of your Contract.

The Risk Charge will stop at the Annuity Date if you select a fixed annuity. The base Risk Charge, but not any increase in the Risk Charge for an optional Death Benefit Rider, will continue after the Annuity Date if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales and Credit Enhancement expenses on the Contracts.

Increase in Risk Charge If an Optional Death Benefit Rider Is Purchased

We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount's assets if you purchase the Stepped-Up Death Benefit Rider (the "SDBR") or 0.35% if you purchase the Premier Death Benefit Rider (the "PDBR"). The total Risk Charge annual rate will be 1.45% if the SDBR is purchased or 1.60% if the PDBR is purchased. Any increase in your Risk Charge will not continue after the Annuity Date. See the PURCHASING YOUR CONTRACT--Purchasing an Optional Death Benefit Rider section in this Prospectus.

Earnings Enhancement Guarantee (EEG) Annual Charge (Optional Rider)

If you purchase the EEG Rider, we deduct annually an Earnings Enhancement Guarantee Charge (EEG Charge) for expenses related to the EEG Rider. The EEG Charge is equal to 0.25% multiplied by your Contract Value on the date the Charge is deducted. The Earnings Enhancement Guarantee Charge is also called the Guaranteed Earnings Enhancement (GEE) Charge in your Contract's Rider.

We will deduct the EEG Charge from your Investment Options on a proportionate basis on each Contract Anniversary following the date you purchase the Rider, if the EEG Rider is in effect.

Any portion of the EEG Charge we deduct from a Fixed Option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire EEG Charge for that Contract Year from the final payment made to you.

Guaranteed Income Advantage (GIA) Annual Charge (Optional Rider)

If you purchase the GIA Rider, we deduct annually a Guaranteed Income Advantage Charge (GIA Charge) for expenses related to the GIA Rider. The GIA Charge is equal to 0.30% multiplied by your Contract Value on the date the Charge is deducted.

We will deduct the GIA Charge from your Investment Options on a proportionate basis:

  . on each Contract Anniversary the GIA Rider remains in effect,

  . on the Annuity Date, if the GIA Rider is still in effect, and

  . when the GIA Rider is terminated.

Any portion of the GIA Charge we deduct from the Fixed Option will not be greater than the annual interest credited in excess of 3%. If you terminate the GIA Rider, we will charge your Contract for the annual GIA Charge on the effective date of termination. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire GIA Charge for the Contract Year in which you make the full withdrawal from the final payment made to you.

Guaranteed Protection Advantage (GPA) Annual Charge (Optional Rider)

If you purchase the Guaranteed Protection Advantage Rider, we will deduct a Guaranteed Protection Charge from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if you terminate the Rider. The Guaranteed Protection Charge is equal to 0.10% multiplied by your Contract Value on the date the Charge is deducted.

Any portion of the Guaranteed Protection Charge we deduct from the Fixed Option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal during a Contract Year, we will deduct the entire Guaranteed Protection Charge for the Contract Year from the final payment made to you.

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The Contingent Annuitant will not have any Contract benefits, including death benefit proceeds until becoming the sole surviving Annuitant.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate equal to 0.15% of the assets of each Subaccount. This fee is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable annuity.

Expenses of the Fund

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable waivers and/or reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund's fees and expenses are described in detail in the Fund's Prospectus and in its SAI.

                     RETIREMENT BENEFITS AND OTHER PAYOUTS

Selecting Your Annuitant

When you submit the application for your Contract, you must choose a sole Annuitant or two Joint Annuitants. We will send the annuity payments to the payee that you designate. If you are buying a Qualified Contract, you must be the sole Annuitant. If you are buying a Non-Qualified Contract you may choose yourself and/or another person. Whether you choose to have a sole or two Joint Annuitants, you may choose a Contingent Annuitant. The Contingent Annuitant will not have any Contract benefits, including death benefit proceeds until becoming the sole surviving Annuitant. More information on these options is provided in the SAI. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued. However, if you are buying a Qualified Contract, you may add a Joint Annuitant on the Annuity Date. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first; however, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (Primary, Joint or Contingent) may be named upon or after reaching his or her 81st birthday. We reserve the right to require proof of age or survival of the Annuitant(s).


Annuitization

You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes, (the "Conversion Amount"), as long as such Conversion Amount annuitized is at least $10,000, subject to any state exceptions. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes, any EEG Charge, any GIA Charge, any Guaranteed Protection Charge, and any applicable withdrawal charge. This option of distribution may or may not be available, or may be available for only certain types of Contracts. Subject to state requirements, any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract.

You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your current Annuity Date or your new Annuity Date.

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Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date. If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday. However, to meet Internal Revenue Service (IRS) minimum distribution rules, your required minimum distribution date may be earlier than your Annuity Date. If you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant's 95th birthday. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant's attained age 59 1/2. See the FEDERAL TAX STATUS section in this Prospectus.

You should carefully review the Annuity Options with a qualified tax adviser, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations respecting annuity payments, required minimum distributions, and other matters.

For instance, under requirements for qualified plans under Section 401 of the Code and IRAs under section 408 of the Code, the entire interest under the Contract must be distributed to the Owner/Annuitant not later that the Owner/Annuitant's Required Beginning Date ("RBD"), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his Beneficiary) must commence not later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under
Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 70 1/2. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reached 70 1/2, or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

If the Owner/Annuitant dies prior to (i) his RBD, or (ii) complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the "Qualified Plan Death of Annuitant Distribution Rules". Life expectancy is computed by use of the expected return multiples V and VI of Regulation Section 1.72-9. Congress recently required the IRS to update these tables to reflect increased life expectancies. A subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary (or Owner/Annuitant) by one in each following calendar year.


The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable proposed Regulations thereunder.

The IRS issued revised proposed Regulations. Effective January 1, 2002, the IRS proposes to require that all IRA holders and Qualified Plan Participants (with one exception discussed below) use a Uniform Distribution Table to calculate their Required Minimum Distributions.

The Uniform Distribution Table is based on a joint life expectancy and uses the IRA owner's actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these proposed regulations, the IRA owner does not need to actually have a named beneficiary when they turn 70 1/2.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse's actual age (and life expectancy) will be used in the joint life calculation.

For calendar year 2001 and thereafter, taxpayers (and the underlying Qualified
Plan) may rely on either the revised proposed Regulations (discussed above) or the earlier proposed Regulations. If any future guidance from the IRS is more restrictive that the guidance in these revised proposed Regulations, the future guidance will be issued without retroactive effect.

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

Under the earlier proposed Regulations, for retirement plans that qualify under
Section 401 or 408 of the Code, the period elected for receipt of required minimum distributions or annuity payments under Annuity Options 2 and 4 generally may be:

  . no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and

  . must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant.

Under Option 3, if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a "continuing Contract"). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your "Annuity Date" would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you contact a qualified tax adviser for more information if you are interested in this option.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant's 95th birthday or your younger Joint Annuitant's 95th birthday, whichever applies. However some states' laws may require a different Annuity Date. Certain Qualified Plans may require distribution to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes, will be annuitized (if this net amount is at least $10,000) as follows: the net amount from your Fixed Option will be converted into a fixed-dollar annuity and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If the net amount is less than $10,000, the entire amount will be distributed. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with a ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50%; your spouse will automatically be named your Joint Annuitant.

Choosing Your Annuity Option

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount, subject to state availability. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the "frequency" of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

                                                                              31
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If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account, (but not under the Fixed Option).

If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contracts, although additional options may become available in the future.

  1. Life Only. Periodic payments are made to the designated payee during the Annuitant's lifetime. Payments stop when the Annuitant dies.

  2. Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant's lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 7 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Owner receives the remainder of the guaranteed payments, if living; otherwise the Beneficiary, if living; otherwise the Owner's estate.

  3. Joint and Survivor Life. Periodic payments are made during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.

  4. Period Certain Only. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 7 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, we pay the Owner the remainder of the guaranteed payments, if living; otherwise the Beneficiary, if living; otherwise the Owner's estate.

If the Owner dies, after the Annuity Date, the Owner's rights are assumed by the Joint or Contingent Owner, if living; if not to the Beneficiary, if living; if not to the Contingent Beneficiary, if living; if not to the Owner's estate.

For Qualified Contracts, please refer to the section in this Prospectus under Choosing Your Annuity Date. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA), your spouse's consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Guaranteed Income Advantage Annuity Option

If you purchase the GIA Rider (subject to state availability), you may choose any of the Annuity Options described above, or you may choose the Guaranteed Income Advantage Annuity Option if 10 years have passed since the GIA Rider was purchased and the GIA Rider is still in effect. You must choose fixed annuity payments under this Guaranteed Income Advantage Annuity Option.

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


The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the Guaranteed Income Advantage Annuity Option will be based on the higher of the following Guaranteed Income Base or the Enhanced Income Base, which are described below.

1. Guaranteed Income Base--If you purchase the GIA Rider on the Contract Date, the Guaranteed Income Base is equal to the Purchase Payments less an adjustment for each withdrawal, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed Income Base prior to a withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to withdrawal.

   If you purchase the GIA Rider on a Contract Anniversary after the Contract Date, the Guaranteed Income Base is equal to the Contract Value on the date the GIA Rider is purchased, plus all Purchase Payments made after the GIA Rider is purchased, less an adjustment for each withdrawal occurring after the GIA is purchased, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to the withdrawal.

   The effective annual rate of interest will take into account the timing of when each Purchase Payment and withdrawal occurred. We accomplish this by applying a daily factor of 1.000133681 to each day's Guaranteed Income Base balance. The 5% effective annual rate of interest will stop accruing as of the earlier of:

   . the Contract Anniversary following the date the youngest Annuitant reaches his or her 80th birthday,

   . a full withdrawal of the amount available for withdrawal under the Contract,

   . a death benefit becomes payable under the Contract,

   . any termination of the Contract in accordance with the provisions of the Contract,

   . the Annuity Date, or

   . termination of the GIA Rider.

On the Annuity Date and if the GIA Rider has not terminated, the net amount we apply to the annuity payments will be the Guaranteed Income Base reduced by any remaining withdrawal charges associated with additional Purchase Payments added to the Contract, any applicable state premium tax, and any outstanding Contract Debt.

2. Enhanced Income Base--The Enhanced Income Base is equal to your Net Contract Value on the Annuity Date plus an additional 15% of the amount equal to:

   . the Net Contract Value on the Annuity Date, less

   . the sum of all Purchase Payments applied to the Contract in the 12 months prior to the Annuity Date.

   On the Annuity Date, the net amount we apply to the annuity payments will be the Enhanced Income Base reduced by any withdrawal charges associated with additional Purchase Payments added to the Contract and any applicable state premium tax.

The structure of the annuity payments that may be elected under the Guaranteed Income Advantage Annuity Option are:

   . 15 years or More Period Certain,
   . Life,
   . Joint and Survivor Life, or
   . Life with 10 Years or More Period Certain.

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If you elect the Guaranteed Income Advantage (GIA) Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the Guaranteed Income Advantage Annuity Option by any remaining withdrawal charges. The rider contains annuity tables for each GIA Annuity Option available.

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Your Annuity Payments

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select; this amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract or the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option's effective date. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

Death Benefits

Death benefit proceeds may be payable on proof of death before the Annuity Date of the Annuitant or of any Contract Owner while the Contract is in force. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common. The amount of the death benefit proceeds will be paid according to the Death Benefit Proceeds section below.

The "Notice Date" is the day on which we receive, in proper form, proof of death and instructions regarding payment of death benefit proceeds.

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Death Benefit Proceeds

Death benefit proceeds will be payable upon receipt, in proper form, of proof of death and instructions regarding payment of death benefit proceeds. Such proceeds will equal the amount of the death benefit reduced by any charges for premium taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an Annuity Option under this Contract or towards the purchase of any Annuity Option we then offer, or in accordance with IRS regulations (see Death of Owner Distribution Rules). Any such Annuity Option is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract; in addition, there may be legal requirements that limit the recipient's Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before making a death benefit election.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

Death of Owner Distribution Rules

If an Owner of a Non-Qualified Contract dies before the Annuity Date, any death benefit proceeds under this Contract must begin distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death or, if allowed by applicable law, a systematic distribution over a period not exceeding the beneficiary's life expectancy using a method that would be acceptable for the purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Owner to die.

If the Owner was not an Annuitant but was a Joint Owner and there is a surviving Joint Owner, that surviving Joint Owner is the designated recipient; if no Joint Owner survives but a Contingent Owner is named in the Contract and is living, he or she is the designated recipient, otherwise the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Owner's estate. If the Owner was an Annuitant, the designated recipient is the Joint Owner or Contingent Owner, if living; if not the Beneficiary, if living; if not, the Contingent Beneficiary, if living; if not, the Owner's estate.

Spousal Continuation

Generally, a sole designated recipient who is the Owner's spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Date. However, under proposed Regulations, after the Owner's death, it is possible that a spouse may not be treated as the Owner of a Qualified Contract which is qualified pursuant to section 403 of the Code, for purposes of applying the minimum required distribution rules of the Code. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit ("Add-In Amount"). The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. A Joint or Contingent Owner who is the designated recipient, but not the Owner's spouse, may not continue the Contract.

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If you are a non-individual Owner of a Contract other than a Contract issued under a Qualified Plan which is qualified pursuant to Section 401, 403, or 457(b) of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of these Distribution Rules. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The amount of the death benefit in this situation will be:

  . the Contract Value if the non-individual Owner elects to maintain the Contract and reinvest the Contract Value into the Contract in the same amount as immediately prior to the distribution, or

  . the Contract Value less any withdrawal transaction fee, any EEG Charge, any Guaranteed Protection Charge, any charges for withdrawals, and/or premium taxes, if the non-individual Owner elects a cash distribution.

The amount of the death benefit will be determined as of the Business Day we receive, in proper form, the request to change the Primary Annuitant and instructions regarding maintaining the Contract or cash distribution.

The Contract incorporates all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes, including the requirement that, if the Owner dies before the Annuity Date, any death benefit proceeds under the Contract shall be distributed within five years of the Owner's death (or such other period that we offer and that is permitted under the Code or such shorter period as we may require).

Qualified Plan Death of Annuitant Distribution Rules

Under Internal Revenue Service regulations, if the Contract is owned under a Qualified Plan as defined in Section 401, 403, 408, or 408A, or 457(b) of the Code and the Annuitant dies before the commencement of distributions, the payment of any death benefit must be made to the designated recipient in accordance to one of two rules. One rule generally requires the death benefit to commence distribution by December 31 of the calendar year following the calendar year of the Annuitant's death and continue over the life of his or her Beneficiary (the "life expectancy method"). The second rule requires distribution of the entire death benefit no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant's death falls (the "five-year rule").

However, the life expectancy method and the five-year rule are modified if the Beneficiary is a surviving spouse. If the surviving spouse elects to continue the contract and not do an eligible rollover to an IRA in his or her name, then he or she will be subject to the five-year rule. However, the surviving spouse may waive the five-year requirement and elect to take distributions over his or her life expectancy, and if the surviving spouse elects to defer the commencement of required distributions beyond the first anniversary of the Annuitant's death, the surviving spouse will be deemed to continue the Contract. In this instance, the surviving spouse may defer required distributions until the later of:

  . December 31 of the year following the year the Annuitant died, or

  . December 31 of the year in which the Annuitant would have turned 70 1/2.

Further, under our administrative procedures, if the required distributions election is not received by us in good order by December 31, of the year following the Annuitant's death or, the December of the year in which the Annuitant would have attained age 70 1/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of Required Minimum Distributions but before the Annuitant's entire interest in the Contract (other than a Roth
IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant's death.

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Optional Stepped-Up Death Benefit Rider

If you purchase the Stepped-Up Death Benefit Rider (SDBR) at the time your application is completed (subject to state availability) upon the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, the death benefit will be equal to the greater of (a) or
(b) below:

  (a) the Death Benefit Amount as of the Notice Date.

    The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

      . your Contract Value as of that day, or

      . your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

  (b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

      The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the Annuitant prior to the Annuity Date and is determined as follows:

      First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday (each of these Contract anniversaries is a "Milestone Date").

      We then adjust the Death Benefit Amount for each milestone date by:

      . adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

      . subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase the SDBR. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Optional Premier Death Benefit Rider

If you purchase the Premier Death Benefit Rider (PDBR) at the time your application is completed (subject to state availability), upon the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, the death benefit will be equal to the greater of (a) or
(b) below:

  (a) the Death Benefit Amount as of the Notice Date.

      The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

      . your Contract Value as of that day, or

      . your aggregate Purchase Payments less an adjusted amount for each withdrawal increased at an effective annual rate of 6% to that day, subject to a maximum of two times the difference between the aggregate Purchase Payments and withdrawals, including any withdrawal charge.

        The 6% annual rate of growth will take into account the timing of when each Purchase Payment and withdrawal occurred by applying a daily factor of 1.00015965 to each day's balance. See APPENDIX A: STATE LAW VARIATIONS. The 6% effective annual rate of growth will stop accruing as of the earlier of:

        . the Contract Anniversary following the date the Annuitant reaches his or her 80th birthday, or

        . the date of death of the sole Annuitant, or

        . the Annuity Date.

     To determine the adjusted amount for each withdrawal we:

      . divide the amount of each withdrawal, including withdrawal charges, by your contract value immediately before that withdrawal, and

      . then multiply the result by your Death Benefit Amount (as described above) immediately before that withdrawal.

  (b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

      The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, and is determined as follows:

      First, we calculate what the Death Benefit Amount would have been as of the quarterly anniversary following the Contract Date and as of each subsequent quarterly anniversary that occurs while the Annuitant is living and up to and including the Contract Anniversary following the Annuitant's 65th birthday. Quarterly anniversaries are measured from the Contract Date. After the Contract Anniversary following the Annuitant's 65th birthday, we calculate what the Death Benefit Amount would have been as of each Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday. Each quarterly anniversary and each Contract Anniversary in which a Death Benefit Amount is calculated is referred to as a "Milestone Date".

      We then adjust the Death Benefit Amount for each Milestone Date by:

      . adding the aggregate amount of any Purchase Payments received by us since that Milestone Date, and

      . subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts as of the notice date is your Guaranteed Minimum Death Benefit if the PDBR is purchased. Calculation of any actual Guaranteed Minimum Death Benefit is only made once death benefit proceeds become payable under your Contract.

Optional Earnings Enhancement Guarantee (EEG) Rider

If you purchase the EEG Rider, (subject to availability), an Earnings Enhancement Guarantee amount (EEG Amount) is added to the death benefits proceeds when such proceeds become payable as a result of the Annuitants death or the first death of an Owner who is also an Annuitant. The EEG Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider and the Earnings Enhancement Guarantee Amount is called the GEE Amount in your Contract's Rider.

The EEG amount is calculated as follows:

If the age of the oldest Annuitant was age 69 or younger on the Effective Date of the Rider, the EEG amount is equal to the lesser of:

  . 40% of Earnings, or

  . 40% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

If the age of the oldest Annuitant was age 70 to 75 on the Effective Date of the Rider, the EEG Amount is equal to the lesser of:

  . 25% of Earnings, or

  . 25% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

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For purposes of calculating the EEG Amount, Earnings are equal to the Contract
Value as of the date of death minus Remaining Purchase Payments. Remaining Purchase Payments is defined as (a) or (b) below:

  (a) If the Rider is effective on the Contract Date, Remaining Purchase Payments are equal to:

      . the Initial Purchase Payments, plus

      . any additional Purchase Payments added, minus

      . the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken from Earnings first, then from Purchase Payments in the order they were received.

  (b) If the Rider is effective after the Contract Date, Remaining Purchase Payments are equal to:

      . the Contract Value on the Effective Date, plus

      . any additional Purchase Payments added since the Effective Date of the Rider, minus

      . the amount that each withdrawal taken after the Effective Date of the Rider exceeds the amount of Earnings in the Contract accumulated since that date. Withdrawals are assumed to be taken first from Earnings accumulated since the Effective Date of the Rider, then from Purchase Payments in the order that they were received.

If the Surviving Spouse of the deceased Owner continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date of death of the deceased Owner. If the Surviving Spouse is over age 75 on the date of death, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

The Amount of the Death Benefit: Death of Annuitant

Upon the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, the death benefit will be equal to the greater of:

  . your Contract Value as of the Notice Date, or

  . your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

The following procedures apply in the event of death of an Annuitant who is not also a Contract Owner: If your Contract names Joint Annuitants and only one Joint Annuitant dies, the surviving Joint Annuitant becomes your sole Annuitant and the death benefit is not yet payable. If your sole Annuitant dies (or if no Joint Annuitant survives) and your Contract names a surviving Contingent Annuitant, he or she becomes the sole Annuitant and the death benefit proceeds are not yet payable. If there is no surviving Joint or Contingent Annuitant, the death benefit proceeds are payable to any Owner and any Joint Owner, if living; if not to any Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.

If the Owner is not the Annuitant and they die simultaneously, the death benefit will be calculated under the Death of Annuitant provisions and death benefit proceeds will be paid to the Joint Owners if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not to the Contingent Beneficiary, if living; if not, to the Owner's estate.

The Amount of the Death Benefit: Death of a Contract Owner

If a Contract Owner who is not an Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit

Proceeds section. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Owner's estate. See THE GENERAL ACCOUNT--Withdrawals and Transfers section in this Prospectus.

If a Contract Owner who is an Annuitant dies before the Annuity Date, the amount of the death benefit will be determined in accordance with the Death of Annuitant section above, and will be paid in accordance with the Death Benefit Proceeds section.

If both you and the Annuitant(s) are non-individual persons, no death benefit will be payable, and any distribution will be treated as a withdrawal and subject to any applicable withdrawal fee, withdrawal charge, and charge for premium taxes.

                                  WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Annuitant is living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options; if you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals, which must be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section below. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See THE GENERAL ACCOUNT--Withdrawals and Transfers and APPENDIX
A: STATE LAW VARIATIONS sections in this Prospectus.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable EEG Charge, GIA Charge, Guaranteed Protecion Charge, withdrawal charge, withdrawal transaction fee, and any charge for premium taxes. The amount we send to you (your "withdrawal proceeds") will also reflect any required or requested federal and state income tax withholding. See the FEDERAL TAX STATUS and THE GENERAL ACCOUNT--Withdrawals and Transfers sections in this Prospectus.

You assume investment risk on investments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Investments you have allocated to that Subaccount.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each immediately after the withdrawal.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a

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

penalty tax of 10% or more if you have not reached age 59 1/2. See the FEDERAL TAX STATUS and THE GENERAL ACCOUNT--Withdrawals and Transfers sections in this Prospectus. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit to us a "lost Contract affidavit."

Special Restrictions Under Qualified Plans

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

  . severance from employment,

  . death,

  . disability as defined in Section 72(m)(7) of the Code,

  . reaching age 59 1/2, or

  . hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a penalty tax of 10% or more if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See the FEDERAL TAX STATUS section in this Prospectus. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax adviser and/or your plan administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Investments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Tax Consequences of Withdrawals

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a qualified tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See the FEDERAL TAX STATUS section in this Prospectus.

                                                                              41
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Right to Cancel ("Free Look")

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. If you return your Contract, it will be canceled and treated as void from your Contract Date. You will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value ("AUV") after we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract fees and charges, and minus the Contract Value attributable to any Credit Enhancement or any additional amount credited as described in CHARGES, FEES AND DEDUCTIONS--Waivers and Reduced Charges section in this Prospectus. This means you will not keep any amounts that we add as a credit or any gains or losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, we will refund the amount of the excess). We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Free Look period. We can't be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract fees and charges deducted from those amounts, but you would keep the gains or losses on the credited amounts. Thus, an Owner who returns a Contract within the Free Look period bears only the investment risk on amounts attributable to Purchase Payments.

There are some states that require us to return a different amount if you are replacing another annuity contract or life insurance policy. For any contract issued as an IRA returned with 7 days after you receive it, we are required to return all Purchase Payments (less any withdrawals made).

You'll find a complete description of the Free Look Period and amount to be refunded that applies to your Contract on the Contract's cover page, or on a notice that accompanies your Contract.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your contract is delivered.

                     PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, mutual funds, group employee benefits, broker-dealer operations, and investment advisory services. At the end of 2001, we had over $124.8 billion of individual life insurance in force and total admitted assets of $52.0 billion. We are ranked the 15th largest life insurance carrier in the U.S. in terms of 2001 admitted assets.

The Pacific Life family of companies has total assets and funds under management of $357 billion. We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.


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

Our subsidiary, Pacific Select Distributors, Inc. (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, under which such broker-dealers act as agents of ours and PSD in the sale of the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our financial strength with respect to our General Account assets.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the 1940 Act, as a type of investment company called a "unit investment trust."

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account's assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

                              FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

The information in the table for the period ended December 31, 2001 is included in the financial statements of Separate Account A which have been audited by Deloitte & Touche LLP, independent auditors. You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2001.


                                                                 2001                                  2000
                                                -------------------------------------- -------------------------------------
                                                               With                                  With
                                                            Stepped-Up   With Premier             Stepped-Up   With Premier
                                                 Without   Death Benefit Death Benefit  Without  Death Benefit Death Benefit
                                                  Rider        Rider         Rider       Rider       Rider         Rider
----------------------------------------------------------------------------------------------------------------------------
Blue Chip/1/
Subaccount Unit Value at beginning of period        $10.00      $10.00        $10.00         N/A         N/A           N/A
Subaccount Unit Value as of December 31              $8.03       $8.01         $8.00         N/A         N/A           N/A
Number of Subaccount Units outstanding at
 end of period                                  13,283,021   4,218,986     2,498,852         N/A         N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Aggressive Growth/1/
Subaccount Unit Value at beginning of period        $10.00      $10.00        $10.00         N/A         N/A           N/A
Subaccount Unit Value as of December 31              $7.91       $7.89         $7.88         N/A         N/A           N/A
Number of Subaccount Units outstanding at
 end of period                                   2,289,419     791,379       395,785         N/A         N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets
Subaccount Unit Value at beginning of period         $6.43       $6.41         $6.39      $10.14      $10.12        $10.11
Subaccount Unit Value as of December 31              $5.79       $5.76         $5.73       $6.43       $6.41         $6.39
Number of Subaccount Units outstanding at
 end of period                                   4,348,020   1,712,155     1,137,395   3,834,732   1,437,164     1,133,839
----------------------------------------------------------------------------------------------------------------------------
Diversified Research/2/
Subaccount Unit Value at beginning of period        $10.87      $10.85        $10.83      $10.00      $10.00        $10.00
Subaccount Unit Value as of December 31             $10.42      $10.38        $10.35      $10.87      $10.85        $10.83
Number of Subaccount Units outstanding at
 end of period                                   4,435,328   2,503,111     1,037,855   2,697,677   1,663,447       676,670
----------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity/3/
Subaccount Unit Value at beginning of period        $17.60      $17.53        $17.48      $23.01      $22.96        $22.93
Subaccount Unit Value as of December 31             $16.92      $16.81        $16.74      $17.60      $17.53        $17.48
Number of Subaccount Units outstanding at
 end of period                                   4,150,519   1,793,887     1,052,182   3,652,131   1,608,894       996,290
----------------------------------------------------------------------------------------------------------------------------
International Large-Cap/2/
Subaccount Unit Value at beginning of period         $7.74       $7.72         $7.71      $10.00      $10.00        $10.00
Subaccount Unit Value as of December 31              $6.24       $6.21         $6.19       $7.74       $7.72         $7.71
Number of Subaccount Units outstanding at
 end of period                                  16,587,323   5,788,862     3,240,232   9,139,660   3,614,807     1,926,177
----------------------------------------------------------------------------------------------------------------------------
I-Net Tollkeeper/4/
Subaccount Unit Value at beginning of period         $6.72       $6.71         $6.70      $10.00      $10.00        $10.00
Subaccount Unit Value as of December 31              $4.38       $4.37         $4.35       $6.72       $6.71         $6.70
Number of Subaccount Units outstanding at
 end of period                                   4,008,505   1,809,475     1,757,030   3,810,245   1,710,893     1,473,524
----------------------------------------------------------------------------------------------------------------------------
Financial Services/1/
Subaccount Unit Value at beginning of period        $10.00      $10.00        $10.00         N/A         N/A           N/A
Subaccount Unit Value as of December 31              $9.14       $9.12         $9.11         N/A         N/A           N/A
Number of Subaccount Units outstanding at
 end of period                                   1,267,959     586,542       417,466         N/A         N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Health Sciences/1/
Subaccount Unit Value at beginning of period        $10.00      $10.00        $10.00         N/A         N/A           N/A
Subaccount Unit Value as of December 31              $9.10       $9.08         $9.07         N/A         N/A           N/A
Number of Subaccount Units outstanding at
 end of period                                   1,706,195     695,248       524,438         N/A         N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Technology/1/
Subaccount Unit Value at beginning of period        $10.00      $10.00        $10.00         N/A         N/A           N/A
Subaccount Unit Value as of December 31              $5.82       $5.81         $5.80         N/A         N/A           N/A
Number of Subaccount Units outstanding at
 end of period                                   1,559,337     496,752       401,762         N/A         N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
Telecommunications/1/
Subaccount Unit Value at beginning of period        $10.00      $10.00        $10.00         N/A         N/A           N/A
Subaccount Unit Value as of December 31              $5.25       $5.24         $5.23         N/A         N/A           N/A
Number of Subaccount Units outstanding at
 end of period                                     636,851     258,369       167,184         N/A         N/A           N/A
----------------------------------------------------------------------------------------------------------------------------
                                                                1999
                                                -------------------------------------
                                                              With
                                                           Stepped-Up   With Premier
                                                 Without  Death Benefit Death Benefit
                                                  Rider       Rider         Rider
-------------------------------------------------------------------------------------
Blue Chip/1/
Subaccount Unit Value at beginning of period          N/A        N/A           N/A
Subaccount Unit Value as of December 31               N/A        N/A           N/A
Number of Subaccount Units outstanding at
 end of period                                        N/A        N/A           N/A
-------------------------------------------------------------------------------------
Aggressive Growth/1/
Subaccount Unit Value at beginning of period          N/A        N/A           N/A
Subaccount Unit Value as of December 31               N/A        N/A           N/A
Number of Subaccount Units outstanding at
 end of period                                        N/A        N/A           N/A
-------------------------------------------------------------------------------------
Emerging Markets
Subaccount Unit Value at beginning of period        $6.86      $6.86         $6.86
Subaccount Unit Value as of December 31            $10.14     $10.12        $10.11
Number of Subaccount Units outstanding at
 end of period                                  1,402,085    447,467       367,265
-------------------------------------------------------------------------------------
Diversified Research/2/
Subaccount Unit Value at beginning of period          N/A        N/A           N/A
Subaccount Unit Value as of December 31               N/A        N/A           N/A
Number of Subaccount Units outstanding at
 end of period                                        N/A        N/A           N/A
-------------------------------------------------------------------------------------
Small-Cap Equity/3/
Subaccount Unit Value at beginning of period       $17.98     $17.98        $17.98
Subaccount Unit Value as of December 31            $23.01     $22.96        $22.93
Number of Subaccount Units outstanding at
 end of period                                    408,463    127,055        82,497
-------------------------------------------------------------------------------------

44

                                                     2001                                         2000
                                 -------------------------------------------- --------------------------------------------
                                                   With                                         With
                                                Stepped-Up      With Premier                 Stepped-Up      With Premier
                                  Without      Death Benefit    Death Benefit     Without   Death Benefit    Death Benefit
                                   Rider           Rider            Rider          Rider        Rider            Rider
--------------------------------------------------------------------------------------------------------------------------
Multi-Strategy
Subaccount Unit Value at
 beginning of period                $15.91        $15.84           $15.80         $16.01        $15.98          $15.95
Subaccount Unit Value as
 of December 31                     $15.50        $15.41           $15.34         $15.91        $15.84          $15.80
Number of Subaccount Units
 outstanding at end of period    5,446,273     2,813,063        1,371,497      4,506,772     2,264,210       1,152,716
--------------------------------------------------------------------------------------------------------------------------
Large-Cap Core (formerly called Equity Income)
Subaccount Unit
 Value at beginning of period       $18.60        $18.53           $18.47         $20.22        $20.18          $20.15
Subaccount Unit Value as of
 December 31                        $16.71        $16.61           $16.54         $18.60        $18.53          $18.47
Number of Subaccount Units
 outstanding at end of period    9,854,280     5,157,155        2,930,724     12,635,698     5,713,370       3,092,481
--------------------------------------------------------------------------------------------------------------------------
Strategic Value/5/
Subaccount Unit Value at
 beginning of period                 $9.75         $9.74            $9.74         $10.00        $10.00          $10.00
Subaccount Unit Value as of
 December 31                         $8.66         $8.64            $8.62          $9.75         $9.74           $9.74
Number of Subaccount Units
 outstanding at end of period    2,383,079     1,050,502          595,596      1,046,005       451,343         228,418
--------------------------------------------------------------------------------------------------------------------------
Growth LT
Subaccount Unit Value at
 beginning of period                $29.92        $29.80           $29.71         $38.74        $38.67          $38.61
Subaccount Unit Value as of
 December 31                        $20.78        $20.65           $20.56         $29.92        $29.80          $29.71
Number of Subaccount Units
 outstanding at end of period   16,503,806     8,253,627        4,393,510     15,484,166     8,239,366       4,631,251
--------------------------------------------------------------------------------------------------------------------------
Focused 30/5/
Subaccount Unit Value at
 beginning of period                 $8.23         $8.23            $8.22         $10.00        $10.00          $10.00
Subaccount Unit Value as of
 December 31                         $7.03         $7.01            $7.00          $8.23         $8.23           $8.22
Number of Subaccount Units
 outstanding at end of period    1,948,350       984,779          487,453      1,486,324       526,664         262,897
--------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value/6/
Subaccount Unit Value at
 beginning of period                $12.78        $12.73           $12.69         $10.38        $10.36          $10.34
Subaccount Unit Value as of
 December 31                        $14.28        $14.19           $14.13         $12.78        $12.73          $12.69
Number of Subaccount Units
 outstanding at end of period   12,316,098     4,781,053        2,937,900      6,889,136     2,853,323       1,670,954
--------------------------------------------------------------------------------------------------------------------------
International Value
Subaccount Unit Value at
 beginning of period                $14.06        $14.01           $13.97         $16.10        $16.06          $16.04
Subaccount Unit Value as of
 December 31                        $10.83        $10.77           $10.72         $14.06        $14.01          $13.97
Number of Subaccount Units
 outstanding at end of period   13,888,425     4,992,402        3,264,750     13,336,011     4,912,911       2,939,033
--------------------------------------------------------------------------------------------------------------------------
Capital Opportunities/1/
Subaccount Unit Value at
 beginning of period                $10.00        $10.00           $10.00            N/A           N/A             N/A
Subaccount Unit Value as of
 December 31                         $8.33         $8.31            $8.30            N/A           N/A             N/A
Number of Subaccount Units
 outstanding at end of period    3,770,566     1,234,449          656,294            N/A           N/A             N/A
--------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth/1/
Subaccount Unit Value at
 beginning of period                $10.00        $10.00           $10.00            N/A           N/A             N/A
Subaccount Unit Value as of
 December 31                         $8.01         $7.99            $7.98            N/A           N/A             N/A
Number of Subaccount Units
 outstanding at end of period    2,320,327     1,009,314          697,944            N/A           N/A             N/A
--------------------------------------------------------------------------------------------------------------------------
Global Growth/1/
Subaccount Unit Value at
 beginning of period                $10.00        $10.00           $10.00            N/A           N/A             N/A
Subaccount Unit Value as of
 December 31                         $8.38         $8.37            $8.35            N/A           N/A             N/A
Number of Subaccount Units
 outstanding at end of period      658,850       258,178          152,873            N/A           N/A             N/A
--------------------------------------------------------------------------------------------------------------------------
Equity Index
Subaccount Unit Value at
 beginning of period                $21.14        $21.06           $21.00         $23.64        $23.59          $23.56
Subaccount Unit Value as of
 December 31                        $18.32        $18.21           $18.12         $21.14        $21.06          $21.00
Number of Subaccount Units
 outstanding at end of period   12,841,330     5,683,784        3,274,769     13,170,374     5,618,308       3,195,700
--------------------------------------------------------------------------------------------------------------------------
Small-Cap Index/6/
Subaccount Unit Value at
 beginning of period                $11.19        $11.14           $11.11         $11.77        $11.75          $11.73
Subaccount Unit Value as of
 December 31                        $11.22        $11.16           $11.11         $11.19        $11.14          $11.11
Number of Subaccount Units
 outstanding at end of period    4,456,058     1,803,044        1,213,369      3,968,742     1,680,805       1,210,183
--------------------------------------------------------------------------------------------------------------------------
Real Estate (formerly called REIT)/6/
Subaccount Unit Value at
 beginning of period                $12.91        $12.86           $12.82          $9.86         $9.84           $9.83
Subaccount Unit Value as of
 December 31                        $13.82        $13.74           $13.68         $12.91        $12.86          $12.82
Number of Subaccount Units
 outstanding at end of period    3,701,943     1,167,679          852,530      2,890,090       882,126         509,910
--------------------------------------------------------------------------------------------------------------------------
                                                    1999
                                 -------------------------------------------
                                                  With
                                               Stepped-Up      With Premier
                                   Without    Death Benefit    Death Benefit
                                    Rider         Rider            Rider
----------------------------------------------------------------------------
Multi-Strategy
Subaccount Unit Value at
 beginning of period                $15.17        $15.17           $15.17
Subaccount Unit Value as of
 December 31                        $16.01        $15.98           $15.95
Number of Subaccount Units
 outstanding at end of period   2 ,954,761     1,342,973          743,434
----------------------------------------------------------------------------
Large-Cap Core (formerly called Equity Income)
Subaccount Unit Value at
 beginning of period               $18.12      $18.12        $18.12
Subaccount Unit Value as of
 December 31                       $20.22      $20.18        $20.15
Number of Subaccount Units
 outstanding at end of period   6,027,438   3,105,130     1,773,940
----------------------------------------------------------------------------
Strategic Value/5/
Subaccount Unit Value at
 beginning of period                  N/A         N/A           N/A
Subaccount Unit Value as of
 December 31                          N/A         N/A           N/A
Number of Subaccount Units
 outstanding at end of period         N/A         N/A           N/A
----------------------------------------------------------------------------
Growth LT
Subaccount Unit Value at
 beginning of period               $19.95      $19.95        $19.95
Subaccount Unit Value as of
 December 31                       $38.74      $38.67        $38.61
Number of Subaccount Units
 outstanding at end of period   7,721,645   4,155,805     2,209,196
----------------------------------------------------------------------------
Focused 30/5/
Subaccount Unit Value at
 beginning of period                  N/A         N/A           N/A
Subaccount Unit Value as of
 December 31                          N/A         N/A           N/A
Number of Subaccount Units
 outstanding at end of period         N/A         N/A           N/A
----------------------------------------------------------------------------
Mid-Cap Value/6/
Subaccount Unit Value at
 beginning of period               $10.00      $10.00        $10.00
Subaccount Unit Value as of
 December 31                       $10.38      $10.36        $10.34
Number of Subaccount Units
 outstanding at end of period   1,971,054     946,912       554,927
----------------------------------------------------------------------------
International Value
Subaccount Unit Value at
 beginning of period               $13.58      $13.58        $13.58
Subaccount Unit Value as of
 December 31                       $16.10      $16.06        $16.04
Number of Subaccount Units
 outstanding at end of period   7,083,724   2,226,612     1,483,916
----------------------------------------------------------------------------
Capital Opportunities/1/
Subaccount Unit Value at
 beginning of period                  N/A         N/A           N/A
Subaccount Unit Value as of
 December 31                          N/A         N/A           N/A
Number of Subaccount Units
 outstanding at end of period         N/A         N/A           N/A
----------------------------------------------------------------------------
Mid-Cap Growth/1/
Subaccount Unit Value at
 beginning of period                  N/A         N/A           N/A
Subaccount Unit Value as of
 December 31                          N/A         N/A           N/A
Number of Subaccount Units
 outstanding at end of period         N/A         N/A           N/A
----------------------------------------------------------------------------
Global Growth/1/
Subaccount Unit Value at
 beginning of period                  N/A         N/A           N/A
Subaccount Unit Value as of
 December 31                          N/A         N/A           N/A
Number of Subaccount Units
 outstanding at end of period         N/A         N/A           N/A
----------------------------------------------------------------------------
Equity Index
Subaccount Unit Value at
 beginning of period               $19.85      $19.85        $19.85
Subaccount Unit Value as of
 December 31                       $23.64      $23.59        $23.56
Number of Subaccount Units
 outstanding at end of period   6,697,369   2,977,811     1,760,747
----------------------------------------------------------------------------
Small-Cap Index/6/
Subaccount Unit Value at
 beginning of period               $10.00      $10.00        $10.00
Subaccount Unit Value as of
 December 31                       $11.77      $11.75        $11.73
Number of Subaccount Units
 outstanding at end of period   1,911,936     823,250       643,554
----------------------------------------------------------------------------
Real Estate (formerly called REIT)/6/
Subaccount Unit Value at
 beginning of period               $10.00      $10.00        $10.00
Subaccount Unit Value as of
 December 31                        $9.86       $9.84         $9.83
Number of Subaccount Units
 outstanding at end of period     764,770     279,529       189,692
----------------------------------------------------------------------------

                                                              2001                                   2000
                                             -------------------------------------- --------------------------------------
                                                            With                                   With
                                                         Stepped-Up   With Premier              Stepped-Up   With Premier
                                              Without   Death Benefit Death Benefit  Without   Death Benefit Death Benefit
                                               Rider        Rider         Rider       Rider        Rider         Rider
--------------------------------------------------------------------------------------------------------------------------
Inflation Managed Subaccount Unit Value at
 beginning of period                           $12.58      $12.53        $12.49       $11.41      $11.38        $11.37
Subaccount Unit Value as of December 31        $12.94      $12.86        $12.80       $12.58      $12.53        $12.49
Number of Subaccount Units outstanding at
 end of period                              9,495,198   2,779,674     1,858,921    7,082,658   2,123,845     1,307,061
--------------------------------------------------------------------------------------------------------------------------
Managed Bond Subaccount Unit Value at
 beginning of period                           $12.76      $12.71        $12.67       $11.60      $11.58        $11.56
Subaccount Unit Value as of December 31        $13.50      $13.42        $13.36       $12.76      $12.71        $12.67
Number of Subaccount Units outstanding at
 end of period                             26,140,032   8,912,313     5,763,589   15,674,614   5,497,101     3,232,537
--------------------------------------------------------------------------------------------------------------------------
Money Market
Subaccount Unit Value at beginning
 of period                                     $12.10      $12.05        $12.01       $11.55      $11.53        $11.51
Subaccount Unit Value as of December 31        $12.39      $12.31        $12.26       $12.10      $12.05        $12.01
Number of Subaccount Units outstanding
 at end of period                          23,184,659   7,277,398     5,777,615   15,960,375   5,484,028     3,418,422
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond
Subaccount Unit Value at beginning
 of period                                     $11.52      $11.47        $11.44       $12.13      $12.10        $12.09
Subaccount Unit Value as of
 December 31                                   $11.51      $11.44        $11.39       $11.52      $11.47        $11.44
Number of Subaccount Units
 outstanding at end of period               6,627,440   1,955,677     1,583,223    4,378,297   1,467,951       982,197
--------------------------------------------------------------------------------------------------------------------------
Equity
Subaccount Unit Value at beginning
 of period                                     $19.01      $18.93        $18.88       $25.76      $25.71        $25.67
Subaccount Unit Value as of December 31        $14.66      $14.58        $14.51       $19.01      $18.93        $18.88
Number of Subaccount Units
 outstanding at end of period               7,460,021   4,565,452     2,502,904    7,943,338   4,671,401     2,483,687
--------------------------------------------------------------------------------------------------------------------------
Aggressive Equity
Subaccount Unit Value at beginning
 of period                                     $11.92      $11.87        $11.84       $15.31      $15.28        $15.26
Subaccount Unit Value as of December 31         $9.73       $9.67         $9.63       $11.92      $11.87        $11.84
Number of Subaccount Units
 outstanding at end of period               4,738,022   2,807,339     1,762,899    5,506,587   2,883,613     1,704,220
------------------------------------------------------------------------------------------------------------------------
Large-Cap Value/6/
Subaccount Unit Value at beginning
 of period                                     $12.49      $12.44        $12.41       $10.99      $10.97        $10.95
Subaccount Unit Value as of December 31        $11.87      $11.80        $11.75       $12.49      $12.44        $12.41
Number of Subaccount Units outstanding
 at end of period                          18,293,597   7,367,627     4,283,946    7,201,201   3,648,906     2,139,315
------------------------------------------------------------------------------------------------------------------------
                                                              1999
                                             --------------------------------------
                                                            With
                                                         Stepped-Up   With Premier
                                              Without   Death Benefit Death Benefit
                                               Rider        Rider         Rider
-----------------------------------------------------------------------------------
Inflation Managed
Subaccount Unit Value at
 beginning of period                            $11.79      $11.79        $11.79
Subaccount Unit Value as of December 31         $11.41      $11.38        $11.37
Number of Subaccount Units
 outstanding at end of period                4,451,455   1,179,644       799,190
-----------------------------------------------------------------------------------
Managed Bond
Subaccount Unit Value at beginning
 of period                                      $11.98      $11.98        $11.98
Subaccount Unit Value as of December 31         $11.60      $11.58        $11.56
Number of Subaccount Units
 outstanding at end of period                7,609,552   2,514,911     1,648,514
-----------------------------------------------------------------------------------
Money Market
Subaccount Unit Value at beginning
 of period                                      $11.17      $11.17        $11.17
Subaccount Unit Value as of December 31         $11.55      $11.53        $11.51
Number of Subaccount Units outstanding
 at end of period                           11,370,911   3,966,774     2,979,275
-----------------------------------------------------------------------------------
High Yield Bond
Subaccount Unit Value at beginning
 of period                                      $11.97      $11.97        $11.97
Subaccount Unit Value as of December 31         $12.13      $12.10        $12.09
Number of Subaccount Units outstanding
 at end of period                            2,139,827     941,781       665,249
-----------------------------------------------------------------------------------
Equity
Subaccount Unit Value at beginning
 of period                                      $18.84      $18.84        $18.84
Subaccount Unit Value as of December 31         $25.76      $25.71        $25.67
Number of Subaccount Units
 outstanding at end of period                3,439,581   2,057,306     1,201,244
-----------------------------------------------------------------------------------
Aggressive Equity
Subaccount Unit Value at beginning of
 period                                         $12.08      $12.08        $12.08
Subaccount Unit Value as of December 31         $15.31      $15.28        $15.26
Number of Subaccount Units
 outstanding at end of period                2,693,949   1,187,774       652,132
-----------------------------------------------------------------------------------
Large-Cap Value/6/
Subaccount Unit Value at beginning
 of period                                      $10.00      $10.00        $10.00
Subaccount Unit Value as of December 31         $10.99      $10.97        $10.95
Number of Subaccount Units
 outstanding at end of period                3,196,813   1,810,506     1,063,376
-----------------------------------------------------------------------------------


The Equity Income and Research Subaccounts began operations on January 2, 2002 and are not included in the Financial Highlights.

/1/ This Subaccount began operations on January 2, 2001.
/2/ This Subaccount began operations on January 3, 2000.
/3/ This Subaccount began operations on October 1, 1999.
/4/ This Subaccount began operations on May 1, 2000.
/5/ This Subaccount began operations on October 2, 2000.
/6/ This Subaccount began operations on January 4, 1999.

                               FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as agent for a natural person. If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an "annuity" for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, generally no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Fund's SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under
Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Taxes Payable by Contract Owners: General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Multiple Contracts

All Non-Qualified Contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one Contract for purposes of determining the amount includible in gross income under Internal Revenue Code
(Code) Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of Contracts or otherwise.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Investments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Investments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal or other distribution may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is:

  . made on or after the date you reach age 59 1/2,

  . made by a Beneficiary after your death,

  . attributable to your becoming disabled,

  . in the form of level annuity payments under a lifetime annuity, or

  . any distrubution to the extent it is required under the required minimum distribution rules of section 401(a)(9) of the Code.

Additional exceptions may apply to certain Qualified Contracts (see Taxes Payable on Annuity Payments section).

Taxes Payable on Optional Riders

It is our understanding that the charges relating to any optional death benefit rider (SDBR, or PDBR, and/or EEG) are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional death benefit rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

As of the date of this Prospectus, IRS regulations state that Individual Retirement Accounts (IRAs) may not invest in life insurance contracts. However, a Contract that is used as an IRA may provide for a death benefit that equals the greater of the Purchase Payments made and the Contract Value.

Section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth
IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by the optional death benefit riders are not incidental.

To the extent that the optional death benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

The Contract offers various optional death benefits riders that, when combined with the Contract, may exceed the death benefit allowable under IRS Regulations. Although, we believe that these regulations do not prohibit the optional death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA, the law is unclear. It is possible that the IRS may disqualify the Contract if it is issued with an optional death benefit rider, which may result in certain deemed distributions, increases in taxes, or, possibly, tax penalties. You should consult with a qualified tax advisor before deciding to purchase any optional death benefit rider in connection with any IRA Contract.

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


Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, "Investments" means the aggregate Investments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a penalty tax.

Should the death of a Contract Owner cause annuity payments to cease before Investments have been fully recovered, an Annuitant (or in certain cases the Beneficiary) is allowed a deduction on the final tax return for the unrecovered Investments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Investments as payments are made. A lump sum payment taken in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax. Such a lump sum payment may also be subject to a penalty tax.

If a Contract Owner dies before annuity payments begin, certain minimum distribution requirements apply. If a Contract Owner dies after the Annuity Date, the remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution in effect on the date of death.

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

Any amount payable upon the Contract Owner's death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a non-spouse Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner's spouse.

Qualified Contracts

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with a qualified tax adviser and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities ("IRAs")

In addition to "traditional" IRAs established under Code 408, there are Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code
Section 408(p). Also, Qualified Plans under Section 401, 403(b), or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional Plans. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans:

Traditional IRAs
----------------

Traditional IRAs are subject to limitations on the amount that may be contributed each year (these contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include:

  . distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Joint Annuitant,

  . certain higher education expenses,

  . used to pay for certain health insurance premiums or medical expenses, and

  . costs related to the purchase of your first home.

Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your traditional IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your Traditional IRA; to avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA. Similar limitations and tax penalties apply to tax sheltered annuities, government plans under section 457(b), 401(k) plans, and pension and profit-sharing plans.

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


SIMPLE IRAs
-----------

The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plans") is a relatively new type of Qualified Plan. Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like other Qualified Plans, a 10% penalty tax is imposed on certain distributions that occur before you attain age 59 1/2. In addition, the penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by the individual's employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be transferred over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, 403(b) annuity contract, contracts pursuant to section 457(b) of the Code, or other Qualified Plan after a required two year waiting period.

Roth IRAs
---------

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner's lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser.

Tax Sheltered Annuities ("TSAs")

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees. Investments made on Contracts purchased for these employees are excludable from the employees' gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59 1/2, severance from employment, death, disability, or financial hardship.
Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

Section 457(b) Non-Qualified Deferred Compensation Plans

Government Entity
-----------------

Employees of a governmental entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to a qualifying triggering event, section 457(b) governmental plans may be transferred or rolled into another Qualified Plan. The Qualified Plan must allow the transfer or rollover. If a rollover to an IRA is completed, the assets become subject to the 10% penalty in distributions prior to age 59 1/2. Assets from other plans may be rolled into a governmental 457(b) plan if the plan allows and the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election.

Not-For-Profit
--------------

Employees of a not-for-profit entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Qualified Contract maintained under section 457(b) of the Code by an employee of a not-for-profit entity are subject to limitations, and may not be rolled over to another Qualified Plan at any time.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

Catch-Up Provision

Generally, Qualified Plan and IRA Participants over the age of 50 may contribute additional amounts as catch-up contributions if the terms of the Plan so permit. In addition, distributions from each type of IRA are subject to differing restrictions.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts; otherwise loans from us are not permitted. If yours is a Qualified Contract which is:

  . not subject to Title 1 of ERISA,

  . issued under Section 403(b) of the Code, and

  . permits loans under its terms (a "Loan Eligible Plan"), you may request a loan from us, using your Contract Value as your only security.

You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. This loan rate may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your current allocation instructions.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered non-deductible "personal interest" under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Loan Procedures

Your loan request must be submitted on our Non-ERISA TSA Application and Loan Agreement Form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the "Loan Account." To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your current allocation instructions.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

  .  50% of your Contract Value, or

  . $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determinations (including loan amounts permitted) or any interpretations with respect to your Loan Eligible Plan.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

  Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the "grace period") to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. They are:

  . attainment of age 59 1/2,

  . severance from employment,

  . death,

  . disability, and

  . financial hardship (with respect to contributions only, not income or earnings on these contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Withholding

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

  . the distributee directs the transfer of such amounts in cash to another
    Qualified Plan or a Traditional IRA, or

  . the payment is a minimum distribution required under the Code.

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


The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing such a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Investments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

                             ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Fund shareholders' meetings. However, our current interpretations of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your "voting interest") in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our Separate Accounts for which we've received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

    . your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by

    . the net asset value per share of that Portfolio.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner. If yours is a Qualified Contract, you must be the only Contract Owner, but you may still add or change a Contingent Owner. Your Contract cannot name more than two Contract Owners (either as Joint or Contingent Owners) and one Contingent Owner at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 81 at the time of change or addition. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See the RETIREMENT BENEFITS AND OTHER PAYOUTS--Selecting Your Annuitant section in this Prospectus. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is the person(s) who may receive death benefits under your Contract or any remaining annuity payments after the Annuity Date if the Annuitant dies. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Spousal consent may be required to change the Beneficiary of an IRA. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary's consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries; for example, if your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, your spouse must either be your Beneficiary or consent to your naming of a different Beneficiary in writing before a notary or plan official. If you leave no surviving Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

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


Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios of the Fund or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

  . cease offering any Subaccount;

  . add or change designated investment companies or their portfolios, or other investment vehicles;

  . add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

  . permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners' requests;

  . add, remove or combine Variable Accounts;

  . combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

  . register or deregister Separate Account A or any Variable Account under the 1940 Act;

  . operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

  . run any Variable Account under the direction of a committee, board, or other group;

  . restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

  . make any changes required by the 1940 Act or other federal securities laws;

  . make any changes necessary to maintain the status of the Contracts as annuities under the Code;

  . make other changes required under federal or state law relating to annuities;

  . suspend or discontinue sale of the Contracts; and

  . comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

  Pacific Life Insurance Company
  P.O. Box 7187
  Pasadena, California 91109-7187

If you are submitting an Investment or other payment by mail, please send it, along with your application if you are submitting one, to the following address or to the address indicated on your Contract specification pages, if different:

  Pacific Life Insurance Company
  P.O. Box 100060
  Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to the following address or to the address indicated on your Contract specification pages, if different:

  Pacific Life Insurance Company
  1111 South Arroyo Parkway, Suite 205
  Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. We "receive" this information only when it arrives, in proper form, at the correct mailing address set out above. In those instances when we receive electronic transmission of the information on the application from your representative's broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.


We reserve the right to process any payment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Investments after your initial Investment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will usually be effective on the same Business Day that we receive them in "proper form," unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or to the extent available electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before 4:00 p.m. Eastern time on any Business Day will usually be effective on that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone and electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Delivery Authorization

Subject to availability, you may authorize us to provide prospectuses, statements and other information ("documents") electronically by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as "undeliverable," we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will send a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents; however, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Timing of Payments and Transactions

For withdrawals from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your withdrawal request is effective or after the Notice Date, as the case may be. Similarly, for transfers from the Variable Investment Options, we will normally send the proceeds within seven calendar days after your transfer (or exchange) request is effective. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. For withdrawals from the Fixed Option; death benefit payments attributable to Fixed Option Value; or fixed periodic annuity payments, payment of proceeds may be delayed for up to six months (thirty days in West Virginia) after the request is effective. Similar delays may apply to loans and transfers from the Fixed Option. See THE GENERAL ACCOUNT section in this Prospectus for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Investments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under each Fixed Option, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.

Replacement of Life Insurance or Annuities

The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Financial Statements

The statement of assets and liabilities of Separate Account A as of December 31, 2001 and the related statement of operations and financial highlights for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2001. Pacific Life's consolidated financial statements as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 are contained in the Statement of Additional Information.

                              THE GENERAL ACCOUNT

General Information

All amounts allocated to the Fixed Option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in the Fixed Option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guarantee Terms

When you allocate any portion of your Investments or Contract Value to the Fixed Option, we guarantee you an interest rate (a "Guaranteed Interest Rate") for a specified period of time (a "Guarantee Term") of up to one year. Guarantee terms will be offered at our discretion.

Guaranteed Interest Rates for the Fixed Option may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for the Fixed Option on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your Fixed Option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

Fixed Option

Each allocation (or rollover) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of that Contract Year or, if earlier, on your Annuity Date. At the end of that Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) at the then current Guaranteed Interest Rate, unless you instruct us otherwise.

  Example: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw amounts from your Fixed Option or transfer amounts from your Fixed Option to one or more of the other Investment Options. No partial withdrawal or transfer may be made from your Fixed Option within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Payments or transfers from the Fixed Option may be delayed, as described under the ADDITIONAL INFORMATION--Timing of Payments and Transactions section in this Prospectus; any amount delayed will, as long as it is held under the Fixed Option, continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

Fixed Option

After the first Contract Anniversary, you may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except as provided under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in one year; you may transfer or withdraw up to one-half (50%) of your remaining Fixed Option Value in the next year; and you may transfer or withdraw up to the entire amount (100%) of any remaining Fixed Option Value in the third year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

We currently waive the restrictions that limits transfers from the Fixed Option to one transfer within the 30 days after the end of each Contract Anniversary. We also currently waive the limitations on the maximum amount you may transfer from the Fixed Option in any given Contract year. Our current procedure is to process requests for transfers from the Fixed Option that are within the maximum number of allowable transfers among the Investment Options each calendar year; i.e. as of January 1, 2002, transfers are limited to 25 for each calendar year. We reserve the right to discontinue this waiver program at any time.

Transfers from the Fixed Option under the DCA program are also currently subject to a minimum duration of six months.

                       TERMS USED IN THIS PROSPECTUS


Some of the terms we've used in this Prospectus may be new to you. We've identified them in the Prospectus by capitalizing the first letter of each word. You'll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-2333.

Account Value - The amount of your Contract Value allocated to a specified Variable Investment Option or the Fixed Option.

Annuitant - A person on whose life annuity payments may be determined. An Annuitant's life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single ("sole") Annuitant or two ("Joint") Annuitants, and may also name a "Contingent" Annuitant. If you name Joint Annuitants or a Contingent Annuitant, "the Annuitant" means the sole surviving Annuitant, unless otherwise stated.

Annuity Date - The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option - Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary - A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day - Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year's Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year's Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. In this Prospectus, "day" or "date" means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code - The Internal Revenue Code of 1986, as amended.

Contingent Annuitant - A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die.

Contingent Owner - A person, named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary - The same date, in each subsequent year, as your Contract Date.

Contract Date - The date we issue your Contract. Contract Years, Contract Semiannual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt - As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your - Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights. If there are Joint Owners, the Contract will be owned as Joint Tenants With Right of Survivorship and not as Tenants in Common.

Contract Value - As of the end of any Business Day, the sum of your Variable Account Value, Fixed Option Value, and any Loan Account Value. The Contract Value includes any Credit Enhancements applied to your Contract.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

Credit Enhancement - An amount we add to your Contract Value at the time a Purchase Payment is applied. Each Credit Enhancement will be counted as Earnings under your Contract.

Earnings - As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Investments, which are reduced by withdrawals of prior Investments.

Fixed Option - If you allocate all or part of your Investments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rates declared periodically, but not less than an annual rate of 3%.

Fixed Option Value - The aggregate amount of your Contract Value allocated to the Fixed Option.

Fund - Pacific Select Fund.

General Account - Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

Guaranteed Interest Rate - The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to the Fixed Option. Each Guaranteed Interest Rate is expressed as an annual rate and interest is accrued daily. Each rate will not be less than an annual rate of 3%.

Guarantee Term - The period during which an amount you allocate to the Fixed Option earns a Guaranteed Interest Rate. These terms are up to one-year for the Fixed Option.

Investment - An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option - A Subaccount or the Fixed Option offered under the
Contract.


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

Joint Annuitant - If your Contract is a Non-Qualified Contract, you may name two Annuitants, called "Joint Annuitants," in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account - The Account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value - The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Net Contract Value - Your Contract Value less Contract Debt.

Non-Qualified Contract - A Contract other than a Qualified Contract.

Policyholder - The Contract Owner.

Portfolio - A separate portfolio of the Fund in which a Subaccount invests its assets.

Primary Annuitant - The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment ("Premium Payment") ("Investment") - An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract - A Contract that qualifies under the Code as an individual retirement annuity or account ("IRA"), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan - A retirement plan that receives favorable tax treatment under
Section 401, 403, 408, 408A or 457 of the Code.

SEC - Securities and Exchange Commission.

Separate Account A (the "Separate Account") - A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

Subaccount - An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit - Subaccount Annuity Units (or "Annuity Units") are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit - Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value - The value of a Subaccount Unit ("Subaccount Unit Value") or Subaccount Annuity Unit ("Subaccount Annuity Unit Value"). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table's implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, on that Business Day.

Variable Account Value - The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option - A Subaccount (also called a Variable Account).

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
PERFORMANCE................................................................   1
  Total Returns............................................................   1
  Yields...................................................................   2
  Performance Comparisons and Benchmarks...................................   2
  Separate Account Performance.............................................   3

DISTRIBUTION OF THE CONTRACTS..............................................  10
  Pacific Select Distributors, Inc.........................................  10

THE CONTRACTS AND THE SEPARATE ACCOUNT.....................................  11
  Calculating Subaccount Unit Values.......................................  11
  Variable Annuity Payment Amounts.........................................  11
  Corresponding Dates......................................................  13
  Age and Sex of Annuitant.................................................  13
  Systematic Transfer Programs.............................................  14
  Pre-Authorized Withdrawals...............................................  16
  Death Benefit............................................................  16
  Joint Annuitants on Qualified Contracts..................................  16
  1035 Exchanges...........................................................  16
  Safekeeping of Assets....................................................  17

FINANCIAL STATEMENTS.......................................................  17

INDEPENDENT AUDITORS.......................................................  17

                                  APPENDIX A:

                              STATE LAW VARIATIONS

Right to Cancel ("Free Look")

Variations to the length of the Free Look period. In most states, the Free Look period is a 10-day period beginning on the day you receive your Contract. If your Contract was issued in one of the following states, the Free Look period is as specified below:

          Idaho (20 days)
          North Dakota (20 days)

In addition, if you reside in California and are age 60 or older on your Contract Date, the Free Look period is 30 days.

There may be extended Free Look periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state's Free Look period.

For Contracts delivered to residents of Oregon:

You may make additional Investments only during your first Contract Year.

For Contracts delivered to residents of Massachusetts:

You may not make additional Investments after your first initial Investment.

For Contracts delivered to residents of Maryland:

If your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

For Contracts delivered to residents of New Jersey:

Variable annuitization is not available.

If your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

For Contracts issued to residents of Texas:

We cannot waive any withdrawal charge on full or partial withdrawals if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

For Contracts delivered to residents of Texas and Washington:

If, at the time your application is completed, you purchase the optional Premier Death Benefit Rider ("PDBR"), the Death Benefit Amount stated in the Death Benefit Amounts and Optional Premier Death Benefit Rider sections are replaced with the following:

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

  . your Contract Value as of that day, or

  . your investments less an adjusted amount for each withdrawal, increased at an effective annual rate of 5% to that day (and subject to a maximum of two times the aggregate investments less any withdrawals, including withdrawal charges).

    The 5% effective annual rate of growth will take into account the timing of when each investment and withdrawal occurred by applying a daily factor of 1.00013368 to each day's balance. The 5% effective annual rate of growth will stop accruing as of the earlier of:

    . the Contract Anniversary before the date the Annuitant reaches his or her 81st birthday,

    . the date of death of the sole Annuitant, or

    . the Annuity Date.

  To determine the adjusted amount for each withdrawal we:

    . divide the amount of each withdrawal, including withdrawal charges, by your contract value immediately before that withdrawal, and then

    . multiply the result by your Death Benefit Amount (as described above), immediately before that withdrawal.

For Contracts delivered to residents of Texas:

If your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

To receive a current copy of the Pacific Value SAI without charge call (800) 722-2333, or complete the following and send it to:

Pacific Life Insurance Company


Post Office Box 7187
Pasadena, CA 91109-7187

Name _________________________
Address ______________________
City _________________________ State ________ Zip ________

PH02/53003.29
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

PACIFIC VALUE          WHERE TO GO FOR MORE INFORMATION

The Pacific Value      You'll find more information about the Pacific Value
variable annuity       variable annuity contract and Separate Account A in the
Contract is offered    Statement of Additional Information (SAI) dated May 1,
by Pacific Life        2002.
Insurance Company,
700 Newport Center
Drive,                 The SAI has been filed with the SEC and is considered
P.O. Box 9000,         to be part of this Prospectus because it's incorporated
Newport Beach,         by reference. You'll find the table of contents for the
California 92660.      SAI on page 64 of this Prospectus.

If you have any        You can get a copy of the SAI at no charge by calling
questions about the    or writing to us, or by contacting the SEC. The SEC may
Contract, please       charge you a fee for this information.
ask your registered
representative or
contact us.

                      ---------------------------------------------------------
How to contact us      Call or write to us at:
                       Pacific Life Insurance Company


                       P.O. Box 7187
                       Pasadena, California 91109-7187

                       1-800-722-2333
                       6 a.m. through 5 p.m. Pacific time

                       Send Investments, other payments and application forms to the following address:

                       By mail
                       Pacific Life Insurance Company
                       P.O. Box 100060
                       Pasadena, California 91189-0060

                       By overnight delivery service
                       Pacific Life Insurance Company

                       1111 South Arroyo Parkway, Suite 205
                       Pasadena, California 91105

                      ---------------------------------------------------------
How to contact the     Public Reference Section of the SEC
SEC                    Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov

PACIFIC VALUE
FOR PRUDENTIAL
SECURITIES             PROSPECTUS MAY 1, 2002

                       Pacific Value is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company.

This Contract is       This Prospectus provides information you should know
not available in       before buying a Contract. It's accompanied by current
all states. This       Prospectuses for both the Pacific Select Fund and The
Prospectus is not      Prudential Series Fund, Inc. (The Prudential Series
an offer in any        Fund), the two funds that provide the underlying
state or               Portfolios for the Variable Investment Options offered
jurisdiction where     under the Contract. Pacific Life will add a Credit
we're not legally      Enhancement to your Contract Value each time you make a
permitted to offer     Purchase Payment. Some of the expenses for this
the Contract.          Contract may be higher than the expenses for an annuity
                       without the Credit Enhancement. The Credit Enhancement
The Contract is        is paid for, in part, out of reductions in sales and
described in detail    distribution expenses. There is no corresponding
in this Prospectus     reduction in Contract fees and expenses relating to the
and its Statement      sales and distribution expenses. The Variable
of Additional          Investment Options are funded by Separate Account A of
Information (SAI).     Pacific Life. Please read all of the Prospectuses
The Pacific Select     carefully, and keep them for future reference.
Fund and The
Prudential Series      Here's a list of all the Investment Options available
Fund are described     under your Contract; the Variable Investment Options
in their               are listed according to the underlying fund:
Prospectuses and
SAIs. No one has       VARIABLE INVESTMENT OPTIONS
the right to
describe the           Pacific Select Fund          Mid-Cap Value
Contract or the two
funds any              Blue Chip                    International Value
differently than
they have been         Aggressive Growth            Capital Opportunities
described in these
documents.             Emerging Markets             Global Growth

You should be aware    Diversified Research         Equity Index
that the Securities
and Exchange           Small-Cap Equity             Small-Cap Index
Commission (SEC)
has not reviewed       I-Net Tollkeeper(SM)         Real Estate
the Contract and                                     (formerly called REIT)
does not guarantee     Financial Services
that the                                            Inflation Managed
information in this    Health Sciences
Prospectus is                                       Managed Bond
accurate or            Technology
complete. It's a                                    Money Market
criminal offense to    Telecommunications
say otherwise.                                      High Yield Bond
This Contract is       Multi-Strategy
not a deposit or                                    Equity Income
obligation of, or      Large-Cap Core
guaranteed or           (formerly called            Research
endorsed by, any         Equity Income)
bank. It's not                                      Aggressive Equity
federally insured      Strategic Value
by the Federal
Deposit Insurance      Growth LT
Corporation,
the Federal Reserve    Focused 30
Board, or any other
government agency.
Investment in a        The Prudential Series Fund, Class II
Contract involves
risk, including        Jennison
possible loss of        (formerly called Prudential Jennison)
principal.
                       Value

                       SP Jennison International Growth

                       SP Prudential U.S. Emerging Growth
This Contract is
not a deposit or       FIXED OPTION
obligation of, or      Fixed
guaranteed or
endorsed by, any       You'll find more information about the Contract and
bank. It's not         Separate Account A in the SAI dated May 1, 2002. The
federally insured      SAI has been filed with the SEC and is considered to be
by the Federal         part of this Prospectus because it's incorporated by
Deposit Insurance      reference. You'll find a table of contents for the SAI
Corporation,           on page 61 of this Prospectus. You can get a copy of
the Federal Reserve    the SAI without charge by calling or writing to Pacific
Board, or any other    Life. You can also visit the SEC's website at
government agency.     www.sec.gov, which contains the SAI, material
Investment in a        incorporated into this Prospectus by reference, and
Contract involves      other information about registrants that file
risk, including        electronically with the SEC.
possible loss of
principal.

YOUR GUIDE TO THIS PROSPECTUS


An Overview of Pacific Value                                                 3
------------------------------------------------------------------------------
Your Investment Options                                                     13
Your Variable Investment Options                                            13
Variable Investment Option Performance                                      16
Your Fixed Option                                                           16
------------------------------------------------------------------------------
Purchasing Your Contract                                                    16
How to Apply for Your Contract                                              16
Purchasing a Death Benefit Rider (Optional)                                 17
Purchasing the Earnings Enhancement Guarantee (EEG) Rider (Optional)        17
Purchasing the Guaranteed Income Advantage (GIA) Rider (Optional)           17
Information About the Optional Riders, IRAs and Other Qualified Contracts   18
Making Your Investments ("Purchase Payments")                               18
Credit Enhancements                                                         19
------------------------------------------------------------------------------
How Your Investments are Allocated                                          20
Choosing Your Investment Options                                            20
Investing in Variable Investment Options                                    20
When Your Investment is Effective                                           20
Transfers                                                                   21
------------------------------------------------------------------------------
Charges, Fees and Deductions                                                22
Withdrawal Charge                                                           22
Premium Taxes                                                               24
Waivers and Reduced Charges                                                 24
Mortality and Expense Risk Charge                                           25
Earnings Enhancement Guarantee (EEG) Annual Charge (Optional Rider)         25
Guaranteed Income Advantage (GIA) Annual Charge (Optional Rider)            25
Administrative Fee                                                          26
Expenses of the Pacific Select Fund and The Prudential Series Fund          26
------------------------------------------------------------------------------
Retirement Benefits and Other Payouts                                       26
Selecting Your Annuitant                                                    26
Annuitization                                                               26
Choosing Your Annuity Date                                                  26
Default Annuity Date and Options                                            28
Choosing Your Annuity Option                                                28
Your Annuity Payments                                                       31
Death Benefits                                                              31
Withdrawals                                                                 37
Optional Withdrawals                                                        37
Tax Consequences of Withdrawals                                             38
Right to Cancel ("Free Look")                                               38
------------------------------------------------------------------------------
Pacific Life and the Separate Account                                       39
Pacific Life                                                                39
Separate Account A                                                          39
Financial Highlights                                                        41
------------------------------------------------------------------------------
Federal Tax Status                                                          44
Taxes Payable by Contract Owners: General Rules                             44
Qualified Contracts                                                         46
Loans                                                                       49
Withholding                                                                 51
Impact of Federal Income Taxes                                              52
Taxes on Pacific Life                                                       52
------------------------------------------------------------------------------
Additional Information                                                      52
Voting Rights                                                               52
Changes to Your Contract                                                    53
Changes to All Contracts                                                    53
Inquiries and Submitting Forms and Requests                                 54
Telephone and Electronic Transactions                                       55
Electronic Delivery Authorization                                           56
Timing of Payments and Transactions                                         56
Confirmations, Statements and Other Reports to Contract Owners              56
Replacement of Life Insurance or Annuities                                  57
Financial Statements                                                        57
------------------------------------------------------------------------------
The General Account                                                         57
General Information                                                         57
Guarantee Terms                                                             57
Withdrawals and Transfers                                                   58
------------------------------------------------------------------------------
Terms Used in This Prospectus                                               59
------------------------------------------------------------------------------
Contents of the Statement of Additional Information                         61
------------------------------------------------------------------------------
Appendix A: State Law Variations                                            62
------------------------------------------------------------------------------
Where to Go for More Information                                    Back Cover

AN OVERVIEW OF PACIFIC VALUE

                       This overview tells you some key things you should know about your Contract. It's designed as a summary only - please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

                       Some states have different rules about how annuity contracts are described or administered. These rules are reflected in your Contract, or in endorsements or supplements to your Contract. The terms of your Contract, or of any endorsement or supplement, prevail over what's in this Prospectus.

                       In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Value variable annuity contract, unless we state otherwise.

                      ---------------------------------------------------------
Pacific Value          Pacific Value is an annuity contract between you and
Basics                 Pacific Life Insurance Company.

An annuity contract    This Contract is designed for long-term financial
may be appropriate     planning. It allows you to invest money on a tax-
if you're looking      deferred basis for retirement or other goals, and to
for retirement         receive income in a variety of ways, including a series
income or you want     of income payments for life or for a specified period
to meet other long-    of years.
term financial
objectives.            Non-Qualified and Qualified Contracts are available.
                       You buy a Non-Qualified Contract with "after-tax"
This Contract may      dollars. You buy a Qualified Contract under a qualified
not be the right       retirement or pension plan, or an individual retirement
one for you if you     annuity or account (IRA), or form thereof.
need to withdraw
money for short-       Pacific Value is a variable annuity, which means that
term needs, because    the value of your Contract fluctuates depending on the
withdrawal charges     performance of the Investment Options you choose. The
and tax penalties      Contract allows you to choose how often you make
for early              Investments ("Purchase Payments") and how much you add
withdrawal may         each time.
apply.
                       Your Right to Cancel ("Free Look")
You should consider    During the Free Look period, you have the right to
the Contract's         cancel your Contract and return it to us or to your
investment and         registered representative for a refund. The amount
income benefits, as    refunded may be more or less than the Investments
well as its costs.     you've made, depending on the state where you signed
                       your application and the kind of Contract you buy.

AN OVERVIEW OF PACIFIC VALUE

                      ---------------------------------------------------------
The Accumulation       The accumulation phase begins on your Contract Date and
Phase                  continues until your Annuity Date. During the
                       accumulation phase, you can put money in your Contract
The Investment         by making investments, and choose Investment Options in
Options you choose     which to allocate them. You can also take money out of
and how they           your Contract by making a withdrawal.
perform will affect
the value of your      Investments ("Purchase Payments")
Contract during the    Your initial Investment must be at least $10,000 for a
accumulation phase,    Non-Qualified Contract and at least $2,000 for a
as well as the         Qualified Contract. Additional investments must be at
amount of your         least $250 for a Non-Qualified Contract and $50 for a
annuity payments       Qualified Contract. We also call your Investments
during the income      "Purchase Payments".
phase if you choose
a variable             Credit Enhancement
annuitization          We'll add an amount called a Credit Enhancement to the
payout.                value of your Contract each time you make an
                       Investment.

                       Investment Options

You can ask your       You can choose from 33 of the Variable Investment
registered             Options (also called Subaccounts), each of which
representative to      invests in a corresponding Portfolio of the Pacific
help you choose the    Select Fund or Class II of a corresponding Portfolio of
right Investment       The Prudential Series Fund. Pacific Life is the
Options for your       investment adviser for the Pacific Select Fund. Pacific
goals and risk         Life manages two of the portfolios directly and we've
tolerance.             retained other portfolio managers to manage the other
                       portfolios. Prudential Investments Fund Management LLC
You'll find more       (PIFM) is the investment adviser to The Prudential
about the              Series Fund and has retained sub-advisers to manage the
Investment Options     Prudential Series Fund portfolios. The value of each
starting on page       Portfolio will fluctuate with the value of the
13.                    investments it holds, and returns are not guaranteed.

                       You can also choose the Fixed Option that earns a guaranteed rate of interest of at least 3% annually.

                       We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you've chosen. You bear the investment risk of any Variable Investment Options you choose.

                       Transferring among Investment Options

You'll find more       You can transfer among Investment Options any time,
about transfers and    subject to certain limitations, until your Annuity Date
transfer               without paying any current income tax. As of January 1,
limitations            2002, and each calendar year thereafter, transfers are
starting on page       limited to 25 for each calendar year. You can also make
21.                    automatic transfers by enrolling in our dollar cost
                       averaging, portfolio rebalancing or earnings sweep programs. Some restrictions apply to transfers to and from the Fixed Option.

                       Withdrawals

You'll find more       You can make full and partial withdrawals to supplement
about withdrawals      your income or for other purposes. You can withdraw a
starting on page       certain amount each year without paying a withdrawal
37.                    charge, but you may pay a withdrawal charge if you
                       withdraw investments that are less than eight years old. Some restrictions apply to making withdrawals from the Fixed Option.

                       In general, you may have to pay tax on withdrawals or other distributions from your Contract. If you're under age 59 1/2, a 10% federal penalty tax may also apply to withdrawals.

                      ---------------------------------------------------------
The Income Phase       The income phase of your Contract begins on your
                       Annuity Date. Generally, you can choose to surrender
                       your Contract and receive a single payment or you can
You'll find more       annuitize your Contract and receive a series of income
about annuitization    payments.
starting on page
26.
                       You can choose fixed or variable annuity payments, or a combination of both, for life or for a specified period of years. You can choose monthly, quarterly, semiannual or annual payments. We'll make the income payments to your designated payee. Income distributions are always taxed to the Owner.

                       If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

                      ---------------------------------------------------------
The Death Benefit      The Contract provides a death benefit upon the first
                       death of an Owner or the death of the last surviving
                       Annuitant, which ever occurs first, during the
You'll find more       accumulation phase. Death benefit proceeds are payable
about the death        when we receive proof of death and payment instructions
benefit starting on    in proper form. To whom we pay a death benefit, and how
page 31.               we calculate the amount of the death benefit depends on
                       who dies first and the type of Contract you own.

                      ---------------------------------------------------------
Optional Riders        Stepped-Up Death Benefit and Premier Death Benefit
                       Riders

Optional riders are    The Stepped-Up Death Benefit Rider and Premier Death
subject to             Benefit Rider offer the potential for a larger death
availability. Ask      benefit. You can only buy one of the riders and you can
your registered        only buy it when you buy your Contract. You cannot buy
representative         both riders and you cannot buy a rider after you buy
about their current    your Contract.
status.


                       Earnings Enhancement Guarantee (EEG) Rider

The Earnings           The optional Earnings Enhancement Guarantee (EEG) Rider
Enhancement            provides for an additional amount (EEG Amount) to be
Guarantee (EEG)        included in the death benefit proceeds when such
Rider, EEG Amount      proceeds become payable as a result of the Annuitant's
and EEG Charge are     death or first death of an Owner who is also an
called the             Annuitant. You may buy the EEG Rider on the Contract
Guaranteed Earnings    Date or on the first Contract Anniversary.
Enhancement (GEE)
Rider, GEE Amount      If you buy the EEG Rider within 30 days after the
and GEE Charge,        Contract Date or Contract Anniversary, we will make the
Respectively, in       effective date of the EEG Rider to coincide with that
the Contract's         Contract Date or Contract Anniversary.
Rider.
                       Guaranteed Income Advantage (GIA) Rider

                       The Guaranteed Income Advantage Rider (GIA Rider) offers a guaranteed income advantage annuity option. You may buy the GIA Rider on the Contract Date or on any Contract Anniversary.

AN OVERVIEW OF PACIFIC VALUE

                       This section of the overview explains the fees and expenses associated with your Pacific Value Contract.

For information       . Contract Expenses are expenses that we deduct from
about how expenses      your Contract. These expenses are fixed under the
of Separate             terms of your Contract. Premium taxes may also apply
Account A, Pacific      to your Contract. We generally charge premium taxes
Select Fund, and        when you annuitize your Contract, but there may be
The Prudential          other times when we charge them to your Contract
Series Fund, Class      instead. Please see your Contract for details.
II affect
accumulation          . Separate Account A Annual Expenses are expenses that
units, see              we deduct from the assets of each Variable Investment
Financial               Option. They are guaranteed not to increase under the
Highlights on page      terms of your Contract.
41.
                      . Pacific Select Fund and The Prudential Series Fund
                        Annual Expenses affect you if you choose a Variable
                        Investment Option because they reduce Portfolio returns. They can vary from year to year. They are not fixed and are not part of the terms of your Contract.

                  --------------------------------------------------------------
Contract Expenses  Sales charge on Investments                          none
                   Maximum withdrawal charge, as a percentage of
                   Investments                                          7.0%/1/
                   Withdrawal transaction fee (currently waived)      $15.00/2/
                   Transfer fee (currently waived)                    $15.00/3/
                   Annual Fee                                           none
                   Earnings Enhancement Guarantee (EEG) Rider
                   Annual Charge (calculated as a percentage of
                   Contract Value)                                     0.25%/4/
                   Guaranteed Income Advantage (GIA) Rider
                   Annual Charge
                   (calculated as a percentage of Contract
                   Value)                                              0.30%/5/

                       --------------------------------------------------------------------------
                                                  Without With Stepped-Up     With Premier
                                                  Rider   Death Benefit Rider Death Benefit Rider
                       --------------------------------------------------------------------------
Separate Account A      Mortality and Expense
Annual Expenses         Risk Charge/6/             1.25%         1.25%               1.25%
(as a percentage of     Administrative Fee/6/      0.15%         0.15%               0.15%
the average daily       Death Benefit Rider
Account Value)          Charge/7/                   none         0.20%               0.35%
                                                   -----         -----               -----
                        Total Separate Account A
                        Annual Expenses            1.40%         1.60%               1.75%
                                                   =====         =====               =====

                       /1/ The withdrawal charge may not apply or may be
                           reduced under certain circumstances. See
                           WITHDRAWALS and CHARGES, FEES AND DEDUCTIONS.

                       /2/ In the future, we may charge a fee of up to $15 for
                           any withdrawal over 15 that you make in a Contract Year. See WITHDRAWALS - Optional Withdrawals.

                       /3/ In the future, we may charge a fee of up to $15 for
                           any transfer over 15 that you make in a Contract Year. See HOW YOUR INVESTMENTS ARE ALLOCATED - Transfers.

                       /4/ If you buy the EEG Rider (subject to availability),
                           we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the date you purchase the Rider, and when you make a full withdrawal, if the EEG Rider is in effect on that date. See CHARGES, FEES AND DEDUCTIONS.

                       /5/ If you buy the Guaranteed Income Advantage Rider
                           (GIA Rider), which is subject to state
                           availability, we deduct this charge on each Contract Anniversary date and the Annuity Date, and when you make a full withdrawal, if the GIA Rider is in effect on that date, or when you terminate the GIA Rider.

                       /6/ This is an annual rate. The daily rate is
                           calculated by dividing the annual rate by 365.

                       /7/ If you buy the Stepped-Up Death Benefit Rider or
                           the Premier Death Benefit Rider, we add this charge to the Mortality and Expense Risk Charge until your Annuity Date. See CHARGES, FEES AND DEDUCTIONS.

                      ---------------------------------------------------------
Pacific Select Fund    The Pacific Select Fund pays advisory fees and other
Annual Expenses        expenses. These are deducted from the assets of the
                       Pacific Select Fund Portfolios and may vary from year
You'll find more       to year. They are not fixed and are not part of the
about the Pacific      terms of your Contract. If you choose a Variable
Select Fund            Investment Option, these fees and expenses affect you
starting on page       because they reduce Portfolio returns.
13, and in the
Pacific Select         Advisory Fee
Fund Prospectus,       We are the investment adviser to the Pacific Select
which accompanies      Fund. The Pacific Select Fund pays an advisory fee to
this Prospectus.       us for these services. The table below shows the
                       advisory fee as an annual percentage of each Portfolio's average daily net assets.

                       Other Expenses

                       The table below shows the advisory fee and fund expenses as an annual percentage of each Portfolio's average daily net assets, based on the year 2001 unless otherwise noted. To help limit Fund expenses, effective July 1, 2000 Pacific Life contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to us to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to us will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. For each Portfolio, our right to repayment of amounts waived and/or reimbursed is limited to amounts that do not cause such expenses to exceed the new 0.10% expense cap and, except for Portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap with respect to expenses incurred through December 31, 2001. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2002.

                       In 2001, Pacific Life reimbursed $42,185 to the Aggressive Growth Portfolio, $32,032 to the the Financial Services Portfolio, $4,249 to the Health Sciences Portfolio, $28,084 to the Technology Portfolio, $24,277 to the Telecommunications Portfolio, $12,603 to the Capital Opportunities Portfolio, $9,417 to the Mid-Cap Growth Portfolio and $59,355 to the Global Growth Portfolio. In 2001, Pacific Life recouped $13,202 from the I-Net Tollkeeper Portfolio, $16,714 from the Strategic Value Portfolio, $5,499 from the Focused 30 Portfolio and $27,505 from the Small-Cap Index Portfolio for adviser's reimbursements in 2000 under the expense limitation agreement.

                   ---------------------------------------------------------------------------------------------
                                                     Advisory Other    12b-1    Total    adviser's     Total net
                   Portfolio                         fee      expenses amounts+ expenses reimbursement expenses
                   ---------------------------------------------------------------------------------------------
                                                             As an annual % of average daily net assets
                   Blue Chip/1/                      0.95     0.05     0.04     1.04      --           1.04
                   Aggressive Growth/1/              1.00     0.18     0.06     1.24     (0.08)        1.16
                   Emerging Markets/1/               1.10     0.22     --       1.32      --           1.32
                   Diversified Research/1/           0.90     0.04     0.02     0.96      --           0.96
                   Small-Cap Equity/1/               0.65     0.05     --       0.70      --           0.70
                   I-Net Tollkeeper/2/               1.40     0.07     --       1.47      --           1.47
                   Financial Services/1/             1.10     0.20     0.04     1.34     (0.09)        1.25
                   Health Sciences/1/                1.10     0.11     0.03     1.24     (0.01)        1.23
                   Technology                        1.10     0.21     --       1.31     (0.11)        1.20
                   Telecommunications                1.10     0.29     --       1.39     (0.18)        1.21
                   Multi-Strategy/1/                 0.65     0.04     0.01     0.70      --           0.70
                   Large-Cap Core/1/                 0.65     0.04     0.02     0.71      --           0.71
                    (formerly called Equity Income)
                   Strategic Value                   0.95     0.10     --       1.05      --           1.05
                   Growth LT/1/                      0.75     0.04     0.03     0.82      --           0.82
                   Focused 30/1/                     0.95     0.11     --       1.06      --           1.06
                   ---------------------------------------------------------------------------------------------

AN OVERVIEW OF PACIFIC VALUE

                   -------------------------------------------------------------------------------------
                                                                                 Less
                                             Advisory Other    12b-1    Total    adviser's     Total net
                   Portfolio                 fee      expenses amounts+ expenses reimbursement expenses
                   -------------------------------------------------------------------------------------
                   Mid-Cap Value/1/          0.85     0.04     0.11     1.00      --           1.00
                   International Value       0.85     0.08     --       0.93      --           0.93
                   Capital Opportunities/1/  0.80     0.13     0.01     0.94     (0.01)        0.93
                   Global Growth/1/          1.10     1.04     0.01     2.15     (0.35)        1.80
                   Equity Index              0.25     0.04     --       0.29      --           0.29
                   Small-Cap Index           0.50     0.07     --       0.57      --           0.57
                   Real Estate               1.10     0.05     --       1.15      --           1.15
                    (formerly called REIT)
                   Inflation Managed/1/      0.60     0.07     --       0.67      --           0.67
                   Managed Bond/1/           0.60     0.05     --       0.65      --           0.65
                   Money Market              0.33     0.03     --       0.36      --           0.36
                   High Yield Bond/1/        0.60     0.04     --       0.64      --           0.64
                   Equity Income/3/          0.95     0.15     --       1.10     (0.05)        1.05
                   Research/3/               1.00     0.12     --       1.12     (0.02)        1.10
                   Aggressive Equity/1/      0.80     0.07     0.04     0.91      --           0.91
                   -------------------------------------------------------------------------------------

                       /1/ Total adjusted net expenses for these Portfolios,
                           after deduction of an offset for custodian credits and the 12b-1 recapture were: 1.00% for the Blue Chip Portfolio, 1.10% for the Aggressive Growth Portfolio, 1.31% for the Emerging Markets Portfolio, 0.94% for the Diversified Research Portfolio, 0.69% for the Small-Cap Equity Portfolio, 1.20% for the Financial Services Portfolio, 1.20% for the Health Sciences Portfolio, 0.69% for the Multi-Strategy Portfolio, 0.69% for the Large-Cap Core Portfolio, 0.79% for the Growth LT Portfolio, 1.05% for the Focused 30 Portfolio, 0.89% for the Mid-Cap Value Portfolio, 0.91% for the Capital Opportunities Portfolio, 1.76% for the Global Growth Portfolio, 0.66% for the Inflation Managed Portfolio, 0.64% for the Managed Bond Portfolio, 0.63% for the High Yield Bond Portfolio, and 0.87% for the Aggressive Equity Portfolio.

                       /2/ Effective January 1, 2002, advisory fee is reduced
                           from the annual rate of 1.50% of average daily net assets to 1.40%.

                       /3/ Expenses are estimated. There were no actual
                           advisory fees or expenses for these portfolios in 2001 because the Portfolios started after December 31, 2001.

                       + The Fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a Portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the Fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

                      ---------------------------------------------------------
The Prudential         The Prudential Series Fund pays advisory fees and other
Series Fund Annual     expenses. These are deducted from the assets of The
Expenses               Prudential Series Fund's Portfolios and may vary from
                       year to year. They are not fixed and are not part of
                       the terms of your Contract. If you choose a Variable
You'll find more       Investment Option, these fees and expenses affect you
about The              because they reduce Portfolio returns.
Prudential Series
Fund on page 13,       Advisory fee
and in The             Prudential Investments Fund Management LLC (PIFM) is
Prudential Series      the adviser to The Prudential Series Fund, Inc. The
Fund Prospectus        Prudential Series Fund pays an advisory fee to PIFM for
which accompanies      these services. The table below shows the advisory fee
this Prospectus,       as an annual percentage of each portfolio's average
including              daily net assets.
information on
Class II shares.       Other expenses

                       The table also shows expenses that The Prudential Series Fund, Class II, paid in 2001 as an annual percentage of each Portfolio's average daily net assets attributable to Class II shares. PIFM has subsidized certain operating expenses of The Prudential Series Fund. PIFM did this voluntarily, but has not guaranteed that it will continue.


                   --------------------------------------------------------------------------------------------------
                                                                                              Less
                                                          Advisory Other    12b-1    Total    adviser's     Total net
                   Portfolio (Class II)                   fee      expenses amounts+ expenses reimbursement expenses
                   --------------------------------------------------------------------------------------------------
                                                                  As an annual % of average daily net assets
                   Jennison (formerly called
                    Prudential Jennison)                  0.60     0.19     0.25     1.04     --            1.04
                   Value                                  0.40     0.19     0.25     0.84     --            0.84
                   SP Jennison International Growth/1/    0.85     1.16     0.25     2.26     0.62          1.64
                   SP Prudential U.S. Emerging Growth/2/  0.60     0.96     0.25     1.81     0.51          1.30
                   --------------------------------------------------------------------------------------------------


                       /1/ Total adjusted net expenses for the SP Jennison
                           International Portfolio, after deduction of an offset for custodian credits and the 12b-1 recapture were: 1.51%.

                       +   Prudential Investment Management Services LLC
                           (PIMS) distributes The Prudential Series Fund's shares under a distribution agreement. The Prudential Series Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under that plan, each Prudential Series Fund Portfolio, Class II, pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets. This fee pays for distribution services. Because these fees are paid out of The Prudential Series Fund Portfolios, Class II, assets on an on going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

AN OVERVIEW OF PACIFIC VALUE

                      ---------------------------------------------------------
Examples The following table shows the expenses you would pay on each $1,000 you invested if, at the end of each period, you: annuitized your Contract; surrendered your Contract and withdrew the Contract Value, or did not annuitize or surrender, but left the money in your Contract.

                       These examples assume the following:

                         . the Variable Investment Options have an annual
                           return of 5%

                         . our current program to reimburse to Pacific Select
                           Fund Portfolio expenses in excess of the 0.10% expense cap as described in Pacific Select Fund Annual Expenses will continue for at least 10 years.

                         . Prudential Investments Fund Management LLC's (PIFM)
                           current program to subsidize the Prudential Series Fund expenses as described in The Prudential Series Fund Annual Expenses will continue for at least 10 years. PIFM did this voluntarily, but has not guaranteed that it will continue.

                       without Riders reflects the expenses you would pay if you did not buy any of the following optional Riders:
                       Stepped-Up Death Benefit Rider (SDBR), Premier Death Benefit Rider (PDBR), Earnings Enhancement Guarantee
                       (EEG) Rider, and Guaranteed Income Advantage (GIA) Rider, collectively referred to below as "Riders". Riders may be subject to availability. Ask your registered representative about their current status.

                       with Riders reflects the maximum amount of expenses you would pay if you bought the optional combination of Riders whose cumulative expense totaled more than any other optional combination.

                       These examples do not show past or future expenses. Your actual expenses in any year may be more or less than those shown here.

                   -----------------------------------------------------------------------------------------
                                                                                     Expenses if you did not
                                     Expenses if you         Expenses if you         annuitize or surrender,
                                     annuitized              surrendered             but left the money in
                                     your Contract ($)       your Contract ($)       your Contract ($)
                   -----------------------------------------------------------------------------------------
                   Variable Account  1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs
                   -----------------------------------------------------------------------------------------
                   Blue Chip
                   without Riders    87    75   128   273    87   138   173   273    24    75   128   273
                   with Riders       96   102   172   360    96   165   217   360    33   102   172   360
                   -----------------------------------------------------------------------------------------
                   Aggressive Growth
                   without Riders    88    78   133   283    88   141   178   283    25    78   133   283
                   with Riders       97   105   177   369    97   168   222   369    34   105   177   369
                   -----------------------------------------------------------------------------------------
                   Emerging Markets
                   without Riders    90    84   143   304    90   147   188   304    27    84   143   304
                   with Riders       99   111   187   387    99   174   232   387    36   111   187   387
                   -----------------------------------------------------------------------------------------
                   Diversified Research
                   without Riders    87    73   125   267    87   136   170   267    24    73   125   267
                   with Riders       96   100   170   354    96   163   215   354    33   100   170   354
                   -----------------------------------------------------------------------------------------
                   Small-Cap Equity
                   without Riders    84    65   112   242    84   128   157   242    21    65   112   242
                   with Riders       93    93   157   331    93   156   202   331    30    93   157   331
                   -----------------------------------------------------------------------------------------
                   I-Net Tollkeeper
                   without Riders    92    89   151   319    92   152   196   319    29    89   151   319
                   with Riders      101   115   195   401   101   178   240   401    38   115   195   401
                   -----------------------------------------------------------------------------------------
                   Financial Services
                   without Riders    89    81   138   293    89   144   183   293    26    81   138   293
                   with Riders       98   108   182   378    98   171   227   378    35   108   182   378
                   -----------------------------------------------------------------------------------------
                   Health Sciences
                   without Riders    89    81   138   293    89   144   183   293    26    81   138   293
                   with Riders       98   108   182   378    98   171   227   378    35   108   182   378
                   -----------------------------------------------------------------------------------------
                   Technology
                   without Riders    89    81   138   293    89   144   183   293    26    81 138   293
                   with Riders       98   108   182   378    98   171   227   378    35   108 182   378
                   -----------------------------------------------------------------------------------------

                   -----------------------------------------------------------------------------------------
                                                                                      Expenses if you did not
                                     Expenses if you          Expenses if you         annuitize or surrender,
                                     annuitized               surrendered             but left the money in
                                     your Contract ($)        your Contract ($)       your Contract ($)
                   ------------------------------------------------------------------------------------------
                   Variable Account  1 yr  3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs
                   ------------------------------------------------------------------------------------------
                   Telecommunications
                   without Riders    89     81   138   294    89   144   183   294    26    81   138   294
                   with Riders       98    108   182   379    98   171   227   379    35   108   182   379
                   ------------------------------------------------------------------------------------------
                   Multi-Strategy
                   without Riders    84     65   112   242    84   128   157   242    21    65   112   242
                   with Riders       93     93   157   331    93   156   202   331    30    93   157   331
                   ------------------------------------------------------------------------------------------
                   Large-Cap Core (formerly called Equity Income)
                   without Riders    84     65   112   242    84   128   157   242    21    65   112   242
                   with Riders       93     93   157   331    93   156   202   331    30    93   157   331
                   ------------------------------------------------------------------------------------------
                   Strategic Value
                   without Riders    88     76   130   278    88   139   175   278    25    76   130   278
                   with Riders       97    103   175   364    97   166   220   364    34   103   175   364
                   ------------------------------------------------------------------------------------------
                   Growth LT
                   without Riders    85     68   117   252    85   131   162   252    22    68   117   252
                   with Riders       94     96   162   340    94   159   207   340    31    96   162   340
                   ------------------------------------------------------------------------------------------
                   Focused 30
                   without Riders    88     76   130   278    88   139   175   278    25    76   130   278
                   with Riders       97    103   175   364    97   166   220   364    34   103   175   364
                   ------------------------------------------------------------------------------------------
                   Mid-Cap Value
                   without Riders    86     71   122   262    86   134   167   262    23    71   122   262
                   with Riders       95     99   167   350    95   162   212   350    32    99   167   350
                   ------------------------------------------------------------------------------------------
                   International Value
                   without Riders    88     73   124   266    88   136   169   266    25    73   124   266
                   with Riders       97    100   169   353    97   163   214   353    34   100   169   353
                   ------------------------------------------------------------------------------------------
                   Capital Opportunities
                   without Riders    88     72   123   264    88   135   168   264    25    72   123   264
                   with Riders       97     99   168   351    97   162   213   351    34    99   168   351
                   ------------------------------------------------------------------------------------------
                   Global Growth
                   without Riders    95     97   165   346    95   160   210   346    32    97   165   346
                   with Riders      104    124   208   426   104   187   253   426    41   124   208   426
                   ------------------------------------------------------------------------------------------
                   Equity Index
                   without Riders    80     53    92   199    80   116   137   199    17    53    92   199
                   with Riders       89     81   138   293    89   144   183   293    26    81   138   293
                   ------------------------------------------------------------------------------------------
                   Small-Cap Index
                   without Riders    83     62   106   229    83   125   151   229    20    62   106   229
                   with Riders       92     89   152   320    92   152   197   320    29    89   152   320
                   ------------------------------------------------------------------------------------------
                   Real Estate (formerly called REIT)
                   without Riders    89     79   135   288    89   142   180   288    26    79   135   288
                   with Riders       98    106   180   373    98   169   225   373    35   106   180   373
                   ------------------------------------------------------------------------------------------
                   Inflation Managed
                   without Riders    84     65   111   239    84   128   156   239    21    65   111   239
                   with Riders       93     92   156   328    93   155   201   328    30    92   156   328
                   ------------------------------------------------------------------------------------------
                   Managed Bond
                   without Riders    84     64   110   236    84   127   155   236    21    64   110   236
                   with Riders       93     91   155   326    93   154   200   326    30    91   155   326
                   ------------------------------------------------------------------------------------------
                   Money Market
                   without Riders    81     55    95   207    81   118   140   207    18    55    95   207
                   with Riders       90     83   141   299    90   146   186   299    27    83   141   299
                   ------------------------------------------------------------------------------------------
                   High Yield Bond
                   without Riders    84     64   109   235    84   127   154   235    21    64   109   235
                   with Riders       93     91   154   325    93   154   199   325    30    91   154   325
                   ------------------------------------------------------------------------------------------
                   Equity Income
                   without Riders    88     76   130   278    88   139   175   278    25    76   130   278
                   with Riders       97    103   175   364    97   166   220   364    34   103   175   364
                   ------------------------------------------------------------------------------------------
                   Research
                   without Riders    88     78   133   283    88   141   178   283    25    78   133   283
                   with Riders       97    105   177   369    97   168   222   369    34   105   177   369
                   ------------------------------------------------------------------------------------------
                   Aggressive Equity
                   without Riders    86     71   121   260    86   134   166   260    23    71   121   260
                   with Riders       95     98   166   348    95   161   211   348    32    98   166   348
                   ------------------------------------------------------------------------------------------
                   Jennison (formerly called Prudential Jennison)
                   without Riders    88     76   130   277    88   139   175   277    25    76   130   277
                   with Riders       97    103   174   363    97   166   219   363    34   103   174   363
                   ------------------------------------------------------------------------------------------
                   Value
                   without Riders    86     70   120   257    86   133   165   257    23    70   120   257
                   with Riders       95     97   165   345    95   160   210   345    32    97   165   345
                  ------------------------------------------------------------------------------------------

AN OVERVIEW OF PACIFIC VALUE

                   -----------------------------------------------------------------------------------------
                                                                                     Expenses if you did not
                                     Expenses if you         Expenses if you         annuitize or surrender,
                                     annuitized              surrendered             but left the money in
                                     your Contract ($)       your Contract ($)       your Contract ($)
                   -----------------------------------------------------------------------------------------
                   Variable Account  1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs
                   -----------------------------------------------------------------------------------------
                   SP Jennison International Growth
                   without Riders     92   90   153   323     92  153   198   323    29    90   153   323
                   with Riders       101  117   197   405    101  180   242   405    38   117   197   405
                   -----------------------------------------------------------------------------------------
                   SP Prudential U.S. Emerging
                    Growth
                   without Riders     90   84   143   303     90  147   188   303    27    84   143   303
                   with Riders        99  110   187   386     99  173   232   386    36   110   187   386
                   -----------------------------------------------------------------------------------------

                       The purpose of the preceding table is to help you understand the various costs and expenses that you may bear directly or indirectly. The table reflects expenses of the Separate Account as well as those of the underlying Portfolios. Premium taxes may also be applicable. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS, WITHDRAWALS, Pacific Select Fund Annual Expenses, and The Prudential Series Fund Annual Expenses in this Prospectus and see the Pacific Select Fund SAI and The Prudential Series Fund SAI.

                            YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options and the Fixed Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Pacific Select Fund or The Prudential Series Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio's investment techniques and the risks associated with its investments, see the accompanying fund Prospectuses. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ BOTH FUND PROSPECTUSES CAREFULLY BEFORE INVESTING.

PACIFIC SELECT FUND   INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
PORTFOLIO                                       MAIN INVESTMENTS                       MANAGER
Blue Chip             Long-term growth of       Equity securities of "blue chip"       A I M Capital
                      capital. (Current income  companies and related derivatives.     Management, Inc.
                      is of secondary           Blue chip companies fall within the
                      importance.)              largest 85% of publicly traded
                                                companies listed in the U.S.

Aggressive Growth     Long-term growth of       Equity securities of small- and        A I M Capital
                      capital.                  medium-sized growth companies.         Management, Inc.

Emerging Markets      Long-term growth of       Equity securities of companies that    Alliance Capital
                      capital.                  are located in countries generally     Management L.P.
                                                regarded as "emerging market"
                                                countries.

Diversified Research  Long-term growth of       Equity securities of U.S. companies    Capital Guardian
                      capital.                  and securities whose principal markets Trust Company
                                                are in the U.S.

Small-Cap Equity      Long-term growth of       Equity securities of smaller           Capital Guardian
                      capital.                  companies.                             Trust Company

I-Net Tollkeeper      Long-term growth of       Equity securities of companies which   Goldman Sachs
                      capital.                  use, support, or relate directly or    Asset Management
                                                indirectly to use of the Internet.
                                                Such companies include those in the
                                                media, telecommunications, and
                                                technology sectors.

Financial Services    Long-term growth of       Equity securities in the financial     INVESCO
                      capital.                  services sector (including             Funds Group, Inc.
                                                derivatives). Such companies include
                                                banks, insurance companies, brokerage
                                                firms and other finance-related firms.

Health Sciences       Long-term growth of       Equity securities in the health        INVESCO
                      capital.                  sciences sector (including             Funds Group, Inc.
                                                derivatives). Such companies include
                                                medical equipment or supplies,
                                                pharmaceuticals, health care
                                                facilities and other health sciences-
                                                related firms.

Technology            Long-term growth of       Equity securities in the technology    INVESCO
                      capital.                  sector (including derivatives). Such   Funds Group, Inc.
                                                companies include biotechnology,
                                                communications, computers,
                                                electronics, Internet
                                                telecommunications, networking,
                                                robotics, video and other technology-
                                                related firms.

Telecommunications    Long-term growth of       Equity securities in the               INVESCO
                      capital. (Current income  telecommunications sector (including   Funds Group, Inc.
                      is of secondary           derivatives). Such as companies that
                      importance.)              offer telephone service, wireless
                                                communications, satellite
                                                communications, television and movie
                                                programming, broadcasting and Internet
                                                access.

Multi-Strategy        High total return.        A mix of equity and fixed income       J.P. Morgan
                                                securities.                            Investment
                                                                                       Management Inc.

Large-Cap Core        Long-term growth of       Equity securities of large dividend-   J.P. Morgan
 (formerly called     capital and income.       paying U.S. companies.                 Investment
 Equity Income)                                                                        Management Inc.

Strategic Value       Long-term growth of       Equity securities with the potential   Janus Capital
                      capital.                  for long-term growth of capital.       Management LLC


PACIFIC SELECT FUND      INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
PORTFOLIO                                          MAIN INVESTMENTS                       MANAGER
Growth LT                Long-term growth of       Equity securities of a large number of Janus Capital
                         capital consistent with   companies of any size.                 Management LLC
                         the preservation of
                         capital.

Focused 30               Long-term growth of       Equity securities selected for their   Janus Capital
                         capital.                  growth potential.                      Management LLC

Mid-Cap Value            Capital appreciation.     Equity securities of medium-sized U.S. Lazard Asset
                                                   companies believed to be undervalued.  Management

International Value      Long-term capital         Equity securities of relatively large  Lazard Asset
                         appreciation primarily    companies located in developed         Management
                         through investment in     countries outside of the U.S.
                         equity securities of
                         corporations domiciled in
                         countries other than the
                         U.S.

Capital Opportunities    Long-term growth of       Equity securities with the potential   MFS Investment
                         capital.                  for long-term growth of capital.       Management

Global Growth            Long-term growth of       Equity securities of any size located  MFS Investment
                         capital.                  within and outside of the U.S.         Management

Equity Index             Investment results that   Equity securities of companies that    Mercury Advisors
                         correspond to the total   are included in or representative of
                         return of common stocks   the Standard & Poor's 500 Composite
                         publicly traded in the    Stock Price Index (including
                         U.S.                      derivatives).

Small-Cap Index          Investment results that   Equity securities of small companies   Mercury Advisors
                         correspond to the total   that are included in or representative
                         return of an index of     of the Russell 2000 Small Stock Index
                         small capitalization      (including derivatives).
                         companies.

Real Estate              Current income and long-  Equity securities of companies in the  Morgan Stanley
 (formerly called REIT)  term capital              U.S. real estate industry, including   Asset Management
                         appreciation.             real estate investment trusts (REITS)
                                                   and real estate operating companies
                                                   (REOCs).

Inflation Managed        Maximize total return     Inflation-indexed bonds of varying     Pacific
                         consistent with prudent   maturities issued by the U.S. and non  Investment
                         investment management.    U.S. governments, their agencies and   Management
                                                   government sponsored enterprises, and  Company LLC
                                                   corporations, forward contracts and
                                                   derivative instruments relating to
                                                   such securities.

Managed Bond             Maximize total return     Medium and high-quality fixed income   Pacific
                         consistent with prudent   securities with varying terms to       Investment
                         investment management.    maturity and derivatives relating to   Management
                                                   such securities or related indices.    Company
                                                                                          LLC

Money Market             Current income consistent Highest quality money market           Pacific Life
                         with preservation of      instruments believed to have limited
                         capital.                  credit risk.

High Yield Bond          High level of current     Fixed income securities with lower and Pacific Life
                         income.                   medium-quality credit ratings and
                                                   intermediate to long terms to
                                                   maturity.

Equity Income            Current income. (Capital  Equity securities of large U.S.        Putnam
                         growth is of secondary    companies with a focus on income-      Investment
                         importance.)              producing securities believed to be    Management, LLC
                                                   undervalued by the market.

PACIFIC SELECT FUND  INVESTMENT GOAL         THE PORTFOLIO'S                        PORTFOLIO
PORTFOLIO                                    MAIN INVESTMENTS                       MANAGER
Research             Long-term growth of     Equity securities of large U.S.        Putnam
                     capital.                companies with potential for capital   Investment
                                             appreciation.                          Management, LLC

Aggressive Equity    Capital appreciation.   Equity securities of small and medium- Putnam
                                             sized companies.                       Investment
                                                                                    Management, LLC



PRUDENTIAL SERIES     INVESTMENT GOAL         THE PORTFOLIO'S                       PORTFOLIO
FUND PORTFOLIO                                MAIN INVESTMENTS                      SUB-ADVISER

Jennison              Long-term growth of     Equity securities of major,           Jennison Associates LLC
 (formerly called     capital.                established corporations that are
 Prudential                                   believed to offer above-average
 Jennison)                                    growth prospects.

Value                 Capital appreciation.   Common stocks believed to be          Jennison Associates LLC,
                                              undervalued.                          Deutsche Asset
                                                                                    Management Inc., and
                                                                                    Victory Capital
                                                                                    Management Inc.
                                                                                    (formerly, Key Asset
                                                                                    Management Inc.)

SP Jennison           Long-term growth of     Common stocks of large and medium-    Jennison Associates LLC
International Growth  capital.                sized foreign companies.

SP Prudential U.S.    Long-term capital       Equity securities of small and        Jennison Associates LLC
Emerging Growth       appreciation.           medium-sized U.S. companies believed
                                              to have the potential for above-
                                              average growth.

The Investment Adviser

Pacific Life is the investment adviser for the Pacific Select Fund. Pacific Life manages two of the portfolios directly and we've retained other portfolio managers to manage the other portfolios. Pacific Life and the Pacific Select Fund's Board of Trustees oversee the management of all the Pacific Select Fund's portfolios.

Prudential Investments Fund Management LLC (PIFM) is the investment adviser to The Prudential Series Fund and has retained sub-advisers to manage the Prudential Series Fund portfolios. PIFM and The Prudential Series Fund's Board of Directors oversee the management of all of the Prudential Series Fund's portfolios.

Variable Investment Option Performance

Historical performance information can help you understand how investment performance can affect your investment in the Variable Investment Options. Although each Subaccount was established January 2, 1996 or thereafter and has no historical performance prior to the date that it was established, each Subaccount will be investing in shares of a Portfolio of the Pacific Select Fund or The Prudential Series Fund, the majority of these Portfolios do have historical performance data which covers a longer period. Performance data include total returns for each Subaccount, current and effective yields for the Money Market Subaccount, and yields for the other fixed income Subaccounts. Calculations are in accordance with standard formulas prescribed by the SEC which are described in the SAI. Yields do not reflect any charge for premium taxes; this exclusion may cause yields to show more favorable performance. Total returns may or may not reflect withdrawal charges, Annual Fees or any charge for premium taxes; data that do not reflect these charges may show more favorable performance.

The SAI presents some hypothetical performance data. The SAI also presents some performance benchmarks, based on unmanaged market indices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500), and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Subaccount performance.

In addition, we may provide you with reports both as an insurance company and as to our financial strength that are produced by rating agencies and organizations.

Your Fixed Option

The Fixed Option offers you a guaranteed minimum interest rate on the amount you allocate to this Option. Amounts you allocate to this Option, and your earnings credited are held in our General Account. For more detailed information about this Option, see THE GENERAL ACCOUNT and APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.

                            PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, fill out an application and submit it along with your initial Investment to Pacific Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060 or the address indicated in your Contract specification pages if different. In those instances when we receive electronic transmission of the information on the application from your representative's broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. If your application and Investment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Investment for more than five Business Days without your permission.


You may also purchase a Contract by exchanging your existing contract. You must submit all contracts to be exchanged when you submit your application. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.

We reserve the right to reject any application or Investment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint Owners and Contingent Owners, for which a Contract will be issued is 80. The Contract Owner's age is calculated as of his or her age last birthday. If the sole Contract Owner or sole Annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any Investments we receive, including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/Owner or the applicant/Owner's estate.

Purchasing a Death Benefit Rider (Optional)

You may purchase either the Stepped-Up Death Benefit Rider (SDBR) or Premier Death Benefit Rider (PDBR) (subject to state availability) at the time your application is completed. You may not purchase both Riders nor may you purchase a SDBR or PDBR after the Contract Date.

If you select one of these Riders, the SDBR or PDBR, as applicable, will remain in effect until the earlier of:

  . the full withdrawal of the amount available for withdrawal under the Contract,

  . when death benefit proceeds become payable under the Contract,

  . any termination of the Contract in accordance with the provisions of the Contract, or

  . the Annuity Date. The SDBR or PDBR may not otherwise be cancelled.

The SDBR or PDBR may only be purchased if the age of each Annuitant is 75 or younger on the Contract Date.

Purchasing the Earnings Enhancement Guarantee (EEG) Rider (Optional)

You may purchase the EEG Rider (subject to availability) on the Contract Date or on the first Contract Anniversary. If you buy the EEG Rider within 30 days after the Contract Date or Contract Anniversary, we will make the effective date of the EEG Rider to coincide with that Contract Date or Contract Anniversary. The Earnings Enhancement Guarantee (EEG) Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider in your Contract's Rider.

You may purchase the EEG Rider only if the age of each Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Effective Date of the Rider as shown in your Contract. Once purchased, the Rider.

  . the date a full withdrawal of the amount available for withdrawal is made under the Contract,

  . the date a death benefit becomes payable under the Contract,

  . the date the Contract is terminated in accordance with the provisions of the Contract, or

  . the Annuity Date.

The EEG Rider may not otherwise be cancelled.

Purchasing the Guaranteed Income Advantage (GIA) Rider (Optional)

You may purchase the GIA Rider (subject to state availability) on the Contract Date or on any Contract Anniversary. You may purchase the GIA Rider only if the age of each Annuitant is 80 years or younger on the date the GIA Rider is purchased. The GIA Rider will remain in effect until the earlier of:

  . a full withdrawal of the amount available for withdrawal under the Contract,

  . a death benefit becomes payable under the Contract,

  . any termination of the Contract in accordance with the terms of the Contract,

  . the Annuity Date, or

  . termination of the GIA Rider.

You may terminate the GIA Rider on the fifth Contract Anniversary or on any later Contract Anniversary.

If you buy the GIA Rider within 30 days after the Contract Date or Contract Anniversary, we will make the effective date of the GIA Rider to coincide with that Contract Date or Contract Anniversary.

Information About the Optional Riders, IRAs and Other Qualified Contracts

There are special considerations for purchases of any optional death benefit rider. As of the date of this Prospectus, IRS regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these regulations do not prohibit the optional death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has an optional death benefit rider and is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The Internal Revenue Service (IRS) could take the position that the enhanced death benefits provided by the optional death benefit riders are not incidental.

In addition, to the extent that the optional death benefit riders alters the timing or the amount of the payment of distributions under a Qualified Contract, the rider cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional death benefit riders are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

Making Your Investments ("Purchase Payments")

Making Your Initial Investment

Your initial Investment must be at least $10,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan (PAC), which allows you to pay in equal monthly installments over one year (at least $800 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose PAC, you must make your first installment Investment when you submit your application. Further requirements for PAC are discussed in the PAC form. We also call each Investment you make a Purchase Payment.

You must obtain our consent before making an initial or additional Investment that will bring your aggregate Investment over $1,000,000.

Making Additional Investments

You may choose to invest additional amounts in your Contract at any time. Each additional Investment above the initial Investment requirements must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts. In certain states additional Investments are limited. See APPENDIX A: STATE LAW VARIATIONS.

Forms of Investment

Your initial and additional Investments may be sent by personal or bank check or by wire transfer. Investments must be made in a form acceptable to us before we can process it. Acceptable forms of Investments are:

  . by personal check, drawn on a U.S. bank,

  . by cashier's check, money order, and traveler's checks in single denominations of $10,000 or more if they originate in a U.S. bank,

  . by cashier's check of less than $10,000 for direct qualified transfers and rollovers,

  . by cashier's check of less than $10,000 for non-qualified transfers, both
    1035s and mutual fund/bank CD transfers, that are requested by Pacific
    Life,

  . by third party check, when there is a clear connection of the third party to the underlying transaction, and

  . wire transfers that originate in U.S. banks.

We will not accept Investments in the following forms:

  . cash,

  . credit card or check drawn against a credit card account,

  . cashier's check, money order or traveler's checks in single denominations of less than $10,000,

  . cashier's check, money orders, traveler's checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

  . third party check, if there is not a clear connection of the third party to the underlying transaction, and

  . wires that originate from foreign bank accounts.

All unacceptable forms of Investments will be returned to the payor along with a letter of explanation. Pacific Life reserves the right to reject or accept any form of payment. If you make Investments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during the "Right to Cancel" period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Credit Enhancements

We will add a Credit Enhancement to your Contract Value at the time each Purchase Payment is applied to the Contract. The amount of a Credit Enhancement is determined as a percentage of each Purchase Payment applied to the Contract. The Credit Enhancement will be applied at the time the Purchase Payment is effective. The Credit Enhancement will be allocated among Investment Options in the same proportion as the applicable Purchase Payment. The amount returned if the Contract Owner exercises his or her right to return the Contract during your Free Look period will be reduced by any Credit Enhancements applied.

The Credit Enhancement with respect to each Purchase Payment will be based on total Purchase Payments made into the Contract less total withdrawals, including any withdrawal charges, from the Contract as of the date the Purchase Payment is applied. The Credit Enhancement as a percentage of the Purchase Payment is set forth below:

                                                                  Credit
      Total Purchase Payments Less Total Withdrawals            Enhancement
      ----------------------------------------------            -----------
      Less than $250,000.......................................    4.0%
      $250,000 or more.........................................    5.0%

For Contracts issued before the above table of rates is available, the Credit Enhancement as a percentage of Purchase Payments is as follows:

                                                                  Credit
      Total Purchase Payments Less Total Withdrawals            Enhancement
      ----------------------------------------------            -----------
      Less than $100,000.......................................    3.0%
      At least $100,000 but less than $2,500,000...............    4.0%
      $2,500,000 or more.......................................    5.0%

During the first Contract Year, the Credit Enhancement percentage of the most recent Purchase Payment will apply to all prior Purchase Payments, if any. This will be accomplished by applying an additional Credit Enhancement to the prior Purchase Payments (if needed) effective on the date of the most recent Purchase Payment. In no event will these additional Credit Enhancements be less than zero. We will allocate any additional Credit Enhancements among Investment Options in the same proportion as the most recent Purchase Payment.

                       HOW YOUR INVESTMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Investments among 33 of the Subaccounts and the Fixed Option. Allocations of your initial Investment to the Investment Options you selected will be effective on your Contract Date. See WITHDRAWALS--Right to Cancel ("Free Look"). Each additional Investment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS--Right to Cancel ("Free Look") section of this Prospectus. We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a prorata basis relative to your most recent allocation instructions. If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is delivered. If your initial Investment is received from multiple sources, we will consider them all your initial Investment.

Investing in Variable Investment Options

Each time we allocate your Investment, and any Credit Enhancement, to a Variable Investment Option, your Contract is credited with a number of "Subaccount Units" in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, including any Credit Enhancement, divided by the "Unit Value" of one Unit of that Subaccount.

  Example: you allocate $600 to the Inflation Managed Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Inflation Managed Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Investment allocated to the Variable Investment Options may be worth more or less than the original allocations to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio's investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day. The SAI contains a detailed discussion of these calculations.

When Your Investment is Effective

The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. The Unit Value at which purchase, transfer and withdrawal transactions are credited or debited is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Investment is usually effective on the day we issue your Contract. Any additional allocation is effective on the day we receive your Investment in proper form. See the ADDITIONAL INFORMATION--Inquiries and Submitting Forms and Requests section in this Prospectus.

Transfers

Once your Investments are allocated to the Investment Options you selected, you may transfer your Account Value from any Investment Option to any other. However, as of January 1, 2002, and each calendar year thereafter, transfers are limited to 25 for each calendar year.

For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer and transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program or an approved asset allocation program are excluded from the limitation. No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year.

Certain restrictions apply to the Fixed Option. See THE GENERAL ACCOUNT-- Withdrawals and transfers section in this Prospectus. Transfer requests are generally effective on the Business Day we receive them in proper form.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers; these may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made.

If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions. We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, and to suspend transfers. We also reserve the right to reject any transfer request.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the Pacific Select Fund and The Prudential Series Fund and raise expenses. This in turn can have an adverse effect on Portfolio performance and therefore your Contract's performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

  . not accepting transfer instructions from an agent acting on behalf of more than one Contract Owner, and

  . not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to four in any twelve-month period. See THE GENERAL ACCOUNT--Withdrawals and Transfers section in the Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Automatic Transfer Options

We offer three automatic transfer options: dollar cost averaging, portfolio rebalancing, and earnings sweep. There is no charge for these options, and transfers under these automatic transfer options are not counted towards your total transfers in a Contract Year.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities' prices over time, and may permit a "smoothing" of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. Detailed information appears in the SAI.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will "rebalance" your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

                          CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. No withdrawal charge is imposed on:

  .  death benefit proceeds, except as provided under the Amount of the Death
     Benefit: Death of a Contract Owner Section,

  . amounts converted after the first Contract Anniversary to a life contingent Annuity Option or an Annuity Option with a period certain of at least seven years,

  . withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or,

  . subject to state variation and medical evidence satisfactory to us, after the first Contract Anniversary, full or partial withdrawals if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

See APPENDIX A: STATE LAW VARIATIONS section of this Prospectus.

Free Withdrawals

During a Contract Year, you may withdraw free of withdrawal charge amounts up to your "eligible Purchase Payments". Qualified plans have special restrictions on withdrawals. See Special Restrictions Under Qualified Plans on page 38. Eligible Purchase Payments include 10% of all Purchase Payments that have an "age" of less than eight years, plus 100% of all Purchase Payments that have an "age" of eight years or more. Once all Purchase Payments have been deemed withdrawn, any withdrawal will be deemed a withdrawal of your Earnings and will be free of the withdrawal charge. For those Contracts issued to a Charitable Remainder Trust

(CRT), the amount available for withdrawal free of withdrawal charges during a Contract Year includes all eligible Purchase Payments plus all Earnings even if all Purchase Payments have not been deemed withdrawn.

  Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year
  2. With Earnings (Credit Enhancements included), your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $1,700 free of the withdrawal charge (your total Purchase Payments were $17,000, so 10% of that equals $1,700). After this withdrawal, your Contract Value is $17,300. In Contract Year 4, you may withdraw another $1,700 (10% of the total Purchase Payments of $17,000) free of any withdrawal charge.

How the Charge is Determined

The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since that payment was effective. A Purchase Payment is "one year old" or has an "age of one" from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day preceding that Contract Anniversary, your Purchase Payment will have an "age of two," and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the "age" of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

                                                        Withdrawal
                                                        Charge as a
                                                        percentage
                  "Age" of Purchase Payment            of the amount
                           in Years                      withdrawn
                  -------------------------            -------------
           1.........................................         7%
           2.........................................         7%
           3.........................................         7%
           4.........................................         7%
           5.........................................         5%
           6.........................................         5%
           7.........................................         4%
           8 or more.................................         0%

We calculate your withdrawal charge by assuming your withdrawal is applied to Purchase Payments first and in the order your Purchase Payments were received. The withdrawal charge will be deducted proportionally among all Investment Options from which your withdrawal occurs. See THE GENERAL ACCOUNT--Withdrawals and Transfers section of this Prospectus. The seven year withdrawal charge period is longer than such period for other variable annuity contracts we offer.

We pay sales commissions and other expenses associated with the promotion and sales of the Contracts to broker-dealers. The withdrawal charge is designed to reimburse us for these costs, although we expect that our actual expenses will be greater than the amount of the withdrawal charge. Broker-dealers may receive aggregate commissions of up to 7.00% of your aggregate Purchase Payments.

Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid a persistency trail commission which will take into account, among other things, the length of time Purchase Payments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the Account Values considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. Within certain limits imposed by the National Association of Securities Dealers, Inc. (NASD), registered representatives who are associated with broker/dealer firms affiliated with Pacific Life may qualify for sales incentive programs sponsored by Pacific Life. Registered representatives may also receive non-compensation such as expense-paid educational or training seminars or promotional merchandise.

Withdrawal Enhancements

Subject to state approval, we reserve the right, in our sole discretion, to calculate your withdrawal charge on more favorable terms to you than as otherwise described in the preceding paragraph. These Withdrawal Enhancements may include an acceleration of the day on which the "age" of any Purchase Payment is considered to occur or a waiver of some or all of the withdrawal charge in the event the Guaranteed Interest Rate is less than a specified rate. Although we retain the discretion to add a Withdrawal Enhancement, once it is added, it is binding on us and effective for any specified period we have designated. In the event of any Withdrawal Enhancement, we will notify the Owner within thirty (30) days of the effective date of the Withdrawal Enhancement.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED--Transfers and THE GENERAL ACCOUNT--Withdrawals and Transfers sections in this Prospectus.

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Investments at the time your Investment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at the Annuity Date or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Investments ("premium taxes"), we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred by us. For these purposes, "premium taxes" include any state or local premium or retaliatory taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Investments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Investments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Investments. Currently, we do not impose any such charges.

Waivers and Reduced Charges

We may agree to reduce or waive the withdrawal charge, or credit additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

We will only reduce or waive such charges or credit additional amounts on any Contract where expenses associated with the sale of the Contract and/or costs associated with administering and maintaining the Contract are reduced. Any additional amounts will be added to a Contract when we apply Investments. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

With respect to additional amounts as described above, you will not keep any amounts credited if you return your Contract during the Free Look period as described under WITHDRAWALS--Right to Cancel ("Free Look") section of this Prospectus.

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Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the "Risk Charge"). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is "mortality risk." We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called "expense risk."

This Risk Charge is assessed daily at an annual rate equal to 1.25% of each Subaccount's assets. This charge may not be increased for the duration of your Contract.

The Risk Charge will stop at the Annuity Date if you select a fixed annuity. The base Risk Charge, but not any increase in the Risk Charge for an optional Death Benefit Rider, will continue after the Annuity Date if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales and Credit Enhancement expenses on the Contracts.

Increase in Risk Charge If an Optional Death Benefit Rider Is Purchased

We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount's assets if you purchase the Stepped-Up Death Benefit Rider (the "SDBR") or 0.35% if you purchase the Premier Death Benefit Rider (the "PDBR"). The total Risk Charge annual rate will be 1.45% if the SDBR is purchased or 1.60% if the PDBR is purchased. Any increase in your Risk Charge will not continue after the Annuity Date. See the PURCHASING YOUR CONTRACT--Purchasing an Optional Death Benefit Rider section in this Prospectus.

Earnings Enhancement Guarantee (EEG) Annual Charge (Optional Rider)

If you purchase the EEG Rider, we deduct annually an Earnings Enhancement Guarantee Charge (EEG Charge) for expenses related to the EEG Rider. The EEG Charge is equal to 0.25% multiplied by your Contract Value on the date the Charge is deducted. The Earnings Enhancement Guarantee Charge is also called the Guaranteed Earnings Enhancement (GEE) Charge in your Contract's Rider.

We will deduct the EEG Charge from your Investment Options on a proportionate basis on each Contract Anniversary following the date you purchase the Rider, if the EEG Rider is in effect.

Any portion of the EEG Charge we deduct from a Fixed Option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire EEG Charge for that Contract Year from the final payment made to you.

Guaranteed Income Advantage (GIA) Annual Charge (Optional Rider)

If you purchase the GIA Rider, we deduct annually a Guaranteed Income Advantage Charge (GIA Charge) for expenses related to the GIA Rider. The GIA Charge is equal to 0.30% multiplied by your Contract Value on the date the Charge is deducted.

We will deduct the GIA Charge from your Investment Options on a proportionate basis:

  . on each Contract Anniversary the GIA Rider remains in effect,

  . on the Annuity Date, if the GIA Rider is still in effect,

  . when the GIA Rider is terminated.

Any portion of the GIA Charge we deduct from the Fixed Option will not be greater than the annual interest credited in excess of 3%. If you terminate the GIA Rider, we will charge your Contract for the annual GIA

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Charge on the effective date of termination. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire GIA Charge for the Contract Year in which you make the full withdrawal from the final payment made to you.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate equal to 0.15% of the assets of each Subaccount. This fee is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable annuity.

Expenses of the Pacific Select Fund and The Prudential Series Fund

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Pacific Select Fund and The Prudential Series Fund (funds), net of any applicable waivers and/or reimbursements. These fees and expenses may vary. The two funds are governed by their own Board, and your Contract does not fix or specify the level of expenses of any Portfolio. The two funds' fees and expenses are described in detail in their respective Prospectuses and SAIs.

                     RETIREMENT BENEFITS AND OTHER PAYOUTS

Selecting Your Annuitant

When you submit the application for your Contract, you must choose a sole Annuitant or two Joint Annuitants. We will send the annuity payments to the payee that you designate. If you are buying a Qualified Contract, you must be the sole Annuitant. If you are buying a Non-Qualified Contract you may choose yourself and/or another person. Whether you choose to have a sole or two Joint Annuitants, you may choose a Contingent Annuitant. The Contingent Annuitant will not have any Contract benefits, including death benefit proceeds, until becoming the sole surviving Annuitant. More information on these options is provided in the SAI. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued. However, if you are buying a Qualified Contract, you may add a Joint Annuitant on the Annuity Date. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first; however, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (Primary, Joint or Contingent) may be named upon or after reaching his or her 81st birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes, (the "Conversion Amount"), as long as such Conversion Amount annuitized is at least $10,000, subject to any state exceptions. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes, an applicable EEG Charge, any applicable GIA Charge and any applicable withdrawal charge. This option of distribution may or may not be available, or may be available for only certain types of Contracts. Subject to state requirements, any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract.

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You may change your Annuity Date by notifying us, in proper form, at least ten
Business Days prior to the earlier of your current Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date. If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday. However, to meet Internal Revenue Service (IRS) minimum distribution rules, your required minimum distribution date may be earlier than your Annuity Date. If you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant's 95th birthday. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant's attained age 59 1/2. See the FEDERAL TAX STATUS section in this Prospectus.

You should carefully review the Annuity Options with a qualified tax adviser, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations respecting annuity payments, required minimum distributions, and other matters.

For instance, under requirements for qualified plans under Section 401 of the Code and IRAs under section 408 of the Code, the entire interest under the Contract must be distributed to the Owner/Annuitant not later that the Owner/Annuitant's Required Beginning Date ("RBD"), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his Beneficiary) must commence not later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under
Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 70 1/2. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reached 70 1/2, or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

If the Owner/Annuitant dies prior to (i) his RBD, or (ii) complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the "Qualified Plan Death of Annuitant Distribution Rules". Life expectancy is computed by use of the expected return multiples V and VI of Regulation Section 1.72-9. Congress recently required the IRS to update these tables to reflect increased life expectancies. A subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary (or Owner/Annuitant) by one in each following calendar year.


The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable proposed Regulations thereunder.

The IRS issued revised proposed Regulations. Effective January 1, 2002, the IRS proposes to require that all IRA holders and Qualified Plan Participants (with one exception discussed below) use a Uniform Distribution Table to calculate their Required Minimum Distributions.

The Uniform Distribution Table is based on a joint life expectancy and uses the IRA owner's actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these proposed regulations, the IRA owner does not need to actually have a named beneficiary when they turn 70 1/2.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse's actual age (and life expectancy) will be used in the joint life calculation.

For calendar year 2001 and thereafter, taxpayers (and the underlying Qualified
Plan) may rely on either the revised proposed Regulations (discussed above) or the earlier proposed Regulations. If any future guidance from the IRS is more restrictive that the guidance in these revised proposed Regulations, the future guidance will be issued without retroactive effect.

Under the earlier proposed Regulations, for retirement plans that qualify under
Section 401 or 408 of the Code, the period elected for receipt of required minimum distributions or annuity payments under Annuity Options 2

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and 4 generally may be:

  . no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and

  . must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant.

Under Option 3, if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a "continuing Contract"). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your "Annuity Date" would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you contact a qualified tax adviser for more information if you are interested in this option.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant's 95th birthday or your younger Joint Annuitant's 95th birthday, whichever applies; however some states' laws may require a different Annuity Date. Certain Qualified Plans may require distribution to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes, will be annuitized (if this net amount is at least $10,000) as follows: the net amount from your Fixed Option will be converted into a fixed-dollar annuity and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If the net amount is less than $10,000, the entire amount will be distributed. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with a ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50%; your spouse will automatically be named your Joint Annuitant.

Choosing Your Annuity Option

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount, subject to state availability. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the "frequency" of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account, (but not under the Fixed Option).

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If you select a variable annuity, you may choose as many Variable Investment
Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contracts, although additional options may become available in the future.

  1. Life Only. Periodic payments are made to the designated payee during the Annuitant's lifetime. Payments stop when the Annuitant dies.

  2. Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant's lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 7 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Owner receives the remainder of the guaranteed payments, if living; otherwise the Beneficiary, if living; otherwise the Owner's estate.

  3. Joint and Survivor Life. Periodic payments are made during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.

  4. Period Certain Only. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 7 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, we pay the Owner the remainder of the guaranteed payments, if living; otherwise the Beneficiary, if living; otherwise the Owner's estate.

If the Owner dies, after the Annuity Date, the Owner's rights are assumed by the Joint or Contingent Owner, if living; if not to the Beneficiary, if living; if not to the Contingent Beneficiary, if living; if not to the Owner's estate.

For Qualified Contracts, please refer to the section in this Prospectus under Choosing Your Annuity Date. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA), your spouse's consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Guaranteed Income Advantage Annuity Option

If you purchase the GIA Rider (subject to state availability), you may choose any of the Annuity Options described above, or you may choose the Guaranteed Income Advantage Annuity Option if 10 years have passed since the GIA Rider was purchased and the GIA Rider is still in effect. You must choose fixed annuity payments under this Guaranteed Income Advantage Annuity Option.

The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the Guaranteed Income Advantage Annuity Option will be based on the higher of the following Guaranteed Income Base or the Enhanced Income Base, which are described below.


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1. Guaranteed Income Base--If you purchase the GIA Rider on the Contract Date, the Guaranteed Income Base is equal to the Purchase Payments less an adjustment for each withdrawal, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed Income Base prior to a withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to withdrawal.

   If you purchase the GIA Rider on a Contract Anniversary after the Contract Date, the Guaranteed Income Base is equal to the Contract Value on the date the GIA Rider is purchased, plus all Purchase Payments made after the GIA Rider is purchased, less an adjustment for each withdrawal occurring after the GIA is purchased, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to the withdrawal.

   The effective annual rate of interest will take into account the timing of when each Purchase Payment and withdrawal occurred. We accomplish this by applying a daily factor of 1.000133681 to each day's Guaranteed Income Base balance. The 5% effective annual rate of interest will stop accruing as of the earlier of:

   . the Contract Anniversary following the date the youngest Annuitant reaches his or her 80th birthday,

   . a full withdrawal of the amount available for withdrawal under the Contract,

   . a death benefit becomes payable under the Contract,

   . any termination of the Contract in accordance with the provisions of the Contract,

   . the Annuity Date, or

   . termination of the GIA Rider.

On the Annuity Date and if the GIA Rider has not terminated, the net amount we apply to the annuity payments will be the Guaranteed Income Base reduced by any remaining withdrawal charges associated with additional Purchase Payments added to the Contract, any applicable state premium tax, and any outstanding Contract Debt.

2. Enhanced Income Base--The Enhanced Income Base is equal to your Net Contract Value on the Annuity Date plus an additional 15% of the amount equal to:

   . the Net Contract Value on the Annuity Date;

   . less the sum of all Purchase Payments applied to the Contract in the 12 months prior to the Annuity Date.

   On the Annuity Date, the net amount we apply to the annuity payments will be the Enhanced Income Base reduced by any withdrawal charges associated with additional Purchase Payments added to the Contract and any applicable state premium tax.

The structure of the annuity payments that may be elected under the Guaranteed Income Advantage Annuity Option are:

   . 15 years or More Period Certain,

   . Life,

   . Joint and Survivor Life, or

   . Life with 10 Years or More Period Certain.

If you elect the Guaranteed Income Advantage (GIA) Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the Guaranteed Income Advantage Annuity Option by any remaining withdrawal charges. The rider contains annuity tables for each GIA Annuity Option available.


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Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Your Annuity Payments

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select; this amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract or the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option's effective date. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

Death Benefits

Death benefit proceeds may be payable on proof of death before the Annuity Date of the Annuitant or of any Contract Owner while the Contract is in force. If there are Joint Owners, the Contracts will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common. The amount of the death benefit proceeds will be paid according to the Death Benefit Proceeds section below.

The "Notice Date" is the day on which we receive, in proper form, proof of death and instructions regarding payment of death benefit proceeds.

Death Benefit Proceeds

Death benefit proceeds will be payable upon receipt, in proper form, of proof of death and instructions regarding payment of death benefits proceeds. Such proceeds will equal the amount of the death benefit reduced by any charges for premium taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an Annuity Option under this Contract or towards the purchase of any Annuity Option we then offer, or in accordance with IRS regulations (see Death of Owner Distribution Rules). Any such Annuity Option is subject to

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all restrictions (including minimum amount requirements) as are other annuities under this Contract; in addition, there may be legal requirements that limit the recipient's Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before making a death benefit election.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

Death of Owner Distribution Rules

If an Owner of a Non-Qualified Contract dies before the Annuity Date, any death benefit proceeds under this Contract must begin distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death or, if allowed by applicable law, a systematic distribution over a period not exceeding the beneficiary's life expectancy using a method that would be acceptable for the purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Owner to die.

If the Owner was not an Annuitant but was a Joint Owner and there is a surviving Joint Owner, that surviving Joint Owner is the designated recipient; if no Joint Owner survives but a Contingent Owner is named in the Contract and is living, he or she is the designated recipient, otherwise the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Owner's estate. If the Owner was an Annuitant, the designated recipient is the Joint Owner or Contingent Owner, if living; if not the Beneficiary, if living; if not, the Contingent Beneficiary, if living; if not, the Owner's estate.

Spousal Continuation

Generally, a sole designated recipient who is the Owner's spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Date. However, under Proposed Regulations, after the Owner's death, it is possible that a spouse may not be treated as the Owner of a Qualified Contract which is qualified pursuant to section 403 of the Code, for purposes of applying the minimum required distribution rules of the Code. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit ("Add-In Amount"). The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. A Joint or Contingent Owner who is the designated recipient, but not the Owner's spouse, may not continue the Contract.

If you are a non-individual Owner of a Contract other than a Contract issued under a Qualified Plan which is pursuant to Section 401, 403, or 457(b) of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of these Distribution Rules. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The amount of the death benefit in this situation will be:

  . the Contract Value if the non-individual Owner elects to maintain the Contract and reinvest the Contract Value into the Contract in the same amount as immediately prior to the distribution, or

  . the Contract Value less any withdrawal transaction fee, any charges for withdrawals, and/or premium taxes, if the non-individual Owner elects a cash distribution.

The amount of the death benefit will be determined as of the Business Day we receive, in proper form, the request to change the Primary Annuitant and instructions regarding maintaining the Contract or cash distribution.

The Contract incorporates all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes, including the requirement that, if the Owner dies before the Annuity Date, any death benefit proceeds under the Contract shall be distributed within five years of the Owner's death (or such other period that we offer and that is permitted under the Code or such shorter period as we may require).

Qualified Plan Death of Annuitant Distribution Rules

Under Internal Revenue Service regulations and our administrative procedures, if the Contract is owned under a Qualified Plan pursuant to sections 401, 403, 408, 408A, or 457(b) of the Code and the Annuitant dies before the commencement of distributions, the payment of any death benefit must be made to the designated recipient in accordance to one of two rules. One rule generally requires the death benefit to commence distribution by December 31 of the calendar year following the calendar year of the Annuitant's death and continue over the life of his or her Beneficiary (the "life expectancy method"). The second rule requires distribution of the entire death benefit no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant's death falls (the "five-year rule").

However, the life expectancy method and the five-year rule are modified if the Beneficiary is a surviving spouse. If the surviving spouse elects to continue the contract and not do an eligible rollover to an IRA in his or her name, then he or she will be subject to the five-year rule. However, the surviving spouse may waive the five-year requirement and elect to take distributions over his or her life expectancy, and if the surviving spouse elects to defer the commencement of required distributions beyond the first anniversary of the Annuitant's death, the surviving spouse will be deemed to continue the Contract. In this instance, the surviving spouse may defer required distributions until the later of:

  . December 31 of the year following the year the Annuitant died, or

  . December 31 of the year in which the Annuitant would have turned 70 1/2.

Further, under our administrative procedures, if the required distributions election is not received by us in good order by December 31, of the year following the Annuitant's death or, the December of the year in which the Annuitant would have attained age 70 1/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of Required Minimum Distributions but before the Annuitant's entire interest in the Contract (other than a Roth
IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant's death.

The Amount of the Death Benefit: Death of Annuitant

Upon the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, the death benefit will be equal to the greater of:

  . your Contract Value as of the Notice Date, or

  . your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

Optional Stepped-Up Death Benefit Rider

If you purchase the Stepped-Up Death Benefit Rider (SDBR) at the time your application is completed (subject to state availability) upon the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, the death benefit will be equal to the greater of (a) or
(b) below:

  (a) the Death Benefit Amount as of the Notice Date.

      The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

        .  your Contract Value as of that day, or

        . your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

  (b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

      The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the Annuitant prior to the Annuity Date and is determined as follows:

      First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday (each of these Contract anniversaries is a "Milestone Date"). We then adjust the Death Benefit Amount for each milestone date by:

        . adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

        . subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase the SDBR. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Optional Premier Death Benefit Rider

If you purchase the Premier Death Benefit Rider (PDBR) at the time your application is completed (subject to state availability), upon the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, the death benefit will be equal to the greater of (a) or
(b) below:

  (a) the Death Benefit Amount as of the Notice Date.

      The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

        .  your Contract Value as of that day, or

        . your aggregate Purchase Payments less an adjusted amount for each withdrawal increased at an effective annual rate of 6% to that day, subject to a maximum of two times the difference between the aggregate Purchase Payments and withdrawals, including any withdrawal charge.

           The 6% annual rate of growth will take into account the timing of when each Purchase Payment and withdrawal occurred by applying a daily factor of 1.00015965 to each day's balance. (See APPENDIX A:
           STATE LAW VARIATIONS.) The 6% effective annual rate of growth will stop accruing as of the earlier of:

           . the Contract Anniversary following the date the Annuitant reaches his or her 80th birthday, or

           .  the date of death of the sole Annuitant, or

           .  the Annuity Date.

      To determine the adjusted amount for each withdrawal we:

          . divide the amount of each withdrawal, including withdrawal charges, by your contract value immediately before that withdrawal, and

          . then multiply the result by your Death Benefit Amount (as described above), immediately before that withdrawal.

  (b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

    The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, and is determined as follows:

    First, we calculate what the Death Benefit Amount would have been as of the quarterly anniversary following the Contract Date and as of each subsequent quarterly anniversary that occurs while the Annuitant is living and up to and including the Contract Anniversary following the Annuitant's 65th birthday. Quarterly anniversaries are measured from the Contract Date. After the Contract Anniversary following the Annuitant's 65th birthday, we calculate what the Death Benefit Amount would have been as of each Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday. Each quarterly anniversary and each Contract Anniversary in which a Death Benefit Amount is calculated is referred to as a "Milestone Date".

    We then adjust the Death Benefit Amount for each Milestone Date by:

      . adding the aggregate amount of any Purchase Payments received by us since that Milestone Date, and

      . subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts as of the notice date is your Guaranteed Minimum Death Benefit if the PDBR is purchased. Calculation of any actual Guaranteed Minimum Death Benefit is only made once death benefit proceeds become payable under your Contract.

Optional Earnings Enhancement Guarantee (EEG) Rider

If you purchase the EEG Rider, (subject to availability), an Earnings Enhancement Guarantee amount (EEG Amount) is added to the death benefits proceeds when such proceeds become payable as a result of the sole or last Annuitants death or the first death of an Owner who is also an Annuitant. The EEG Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider and the Earnings Enhancement Guarantee Amount is called the GEE Amount in your Contract's Rider.

The EEG amount is calculated as follows:

If the age of the oldest Annuitant was age 69 or younger on the Effective Date of the Rider, the EEG amount is equal to the lesser of:

  .  40% of Earnings, or

  . 40% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

If the age of the oldest Annuitant was age 70 to 75 on the Effective Date of the Rider, the EEG Amount is equal to the lesser of:

  .  25% of Earnings, or

  . 25% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

For purposes of calculating the EEG Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments. Remaining Purchase Payments is defined as (a) or (b) below:

 (a) If the Rider is effective on the Contract Date, Remaining Purchase Payments are equal to:

        . the Initial Purchase Payments, plus

        . any additional Purchase Payments added, minus

        . the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken from Earnings first, then from Purchase Payments in the order they were received.

 (b) If the Rider is effective after the Contract Date, Remaining Purchase Payments are equal to:

        . the Contract Value on the Effective Date, plus

        . any additional Purchase Payments added since the Effective Date of the Rider, minus

        . the amount that each withdrawal taken after the Effective Date of the Rider exceeds the amount of Earnings in the Contract accumulated since that date. Withdrawals are assumed to be taken first from Earnings accumulated since the Effective Date of the Rider, then from Purchase Payments in the order that they were received.

If the Surviving Spouse of the deceased Owner continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date of death of the deceased Owner. If the Surviving Spouse is over age 75 on the date of death, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

The following procedures apply in the event of death of an Annuitant who is not also a Contract Owner: If your Contract names Joint Annuitants and only one Joint Annuitant dies, the surviving Joint Annuitant becomes your sole Annuitant and the death benefit is not yet payable. If your sole Annuitant dies (or if no Joint Annuitant survives) and your Contract names a surviving Contingent Annuitant, he or she becomes the sole Annuitant and the death benefit proceeds are not yet payable. If there is no surviving Joint or Contingent Annuitant, the death benefit proceeds are payable to any Owner and any Joint Owner, if living if not, to any Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.

If the Owner is not the Annuitant and they die simultaneously, the death benefit will be calculated under the Death of Annuitant provisions and death benefit proceeds will be paid to the Joint Owners if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not to the Contingent Beneficiary, if living; if not, to the Owner's estate.

The Amount of the Death Benefit: Death of a Contract Owner

If a Contract Owner who is not an Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Owner's estate. See THE GENERAL ACCOUNT--Withdrawals and Transfers section in this Prospectus.

If a Contract Owner who is an Annuitant dies before the Annuity Date, the amount of the death benefit will be determined in accordance with the Death of Annuitant section above, and will be paid in accordance with the Death Benefit Proceeds section.

If both you and the Annuitant(s) are non-individual persons, no death benefit will be payable, and any distribution will be treated as a withdrawal and subject to any applicable withdrawal fee, withdrawal charge, and charge for premium taxes.

                                  WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Annuitant is living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options; if you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals, which must be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section below. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See THE GENERAL ACCOUNT--Withdrawals and Transfers and APPENDIX
A: STATE LAW VARIATIONS sections in this Prospectus.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable EEG Charge, GIA Charge, withdrawal charge, withdrawal transaction fee, and any charge for premium taxes. The amount we send to you (your "withdrawal proceeds") will also reflect any required or requested federal and state income tax withholding. See the FEDERAL TAX STATUS and THE GENERAL ACCOUNT--Withdrawals and Transfers sections in this Prospectus.

You assume investment risk on investments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Investments you have allocated to that Subaccount.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each immediately after the withdrawal.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a penalty tax of 10% or more if you have not reached age 59 1/2. See the FEDERAL TAX STATUS and THE GENERAL ACCOUNT--Withdrawals and Transfers sections in this Prospectus. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit to us a "lost Contract affidavit."

Special Restrictions Under Qualified Plans

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

  . severance from employment,

  . death,

  . disability as defined in Section 72(m)(7) of the Code,

  . reaching age 59 1/2, or

  . hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a penalty tax of 10% or more if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See the FEDERAL TAX STATUS section in this Prospectus. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax adviser and/or your plan administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Investments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Tax Consequences of Withdrawals

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See the FEDERAL TAX STATUS section in this Prospectus.

Right to Cancel ("Free Look")

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. If you return your Contract, it will be canceled and treated as void from your Contract Date. You will then receive a refund of your Contract Value based upon the next determined Accumulated Unit Value ("AUV") after we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract fees and charges, and minus the Contract Value attributable to any Credit Enhancement or any additional amount credited as described in CHARGES, FEES AND DEDUCTIONS--Waivers and Reduced Charges section in this Prospectus. This means you will not keep any amounts that we add as a credit or any gains or losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, we will refund the amount of the excess). We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Free Look period. We can't be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract fees and charges deducted from those amounts, but you would keep the gains or losses on the credited amounts. Thus, an Owner who returns a Contract within the Free Look period bears only the investment risk on amounts attributable to Purchase Payments.

There are some states that require us to return a different amount if you are replacing another annuity contract or life insurance policy. For any contract issued as an IRA returned with 7 days after you receive it, we are required to return all Purchase Payments (less any withdrawals made).

You'll find a complete description of the Free Look Period and amount to be refunded that applies to your Contract on the Contract's cover page, or on a notice that accompanies your Contract.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your contract is delivered.

                     PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, mutual funds, group employee benefits, broker-dealer operations, and investment advisory services. At the end of 2001, we had over $124.8 billion of individual life insurance in force and total admitted assets of $52.0 billion. We are ranked the 15th largest life insurance carrier in the U.S. in terms of 2001 admitted assets.

The Pacific Life family of companies has total assets and funds under management of $357 billion. We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, under which such broker-dealers act as agents of ours and PSD in the sale of the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our financial strength with respect to our General Account assets.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the 1940 Act, as a type of investment company called a "unit investment trust."

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account's assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Pacific Select Fund or The Prudential Series Fund. Investment in the Pacific Select Fund or The Prudential Series Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectuses and the SAIs for the Pacific Select Fund and The Prudential Series Fund for more information.

                              FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

The information in the table for the period ended December 31, 2001 is included in the financial statements of Separate Account A which have been audited by Deloitte & Touche LLP, independent auditors. You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2001.

                                       2001                          2000                         1999
                          ------------------------------ ----------------------------- --------------------------
                                       With      With                With      With                With    With
                                     Stepped-   Premier            Stepped-   Premier            Stepped- Premier
                                     Up Death    Death             Up Death    Death             Up Death  Death
                           Without    Benefit   Benefit   Without   Benefit   Benefit   Without  Benefit  Benefit
                            Rider      Rider     Rider     Rider     Rider     Rider     Rider    Rider    Rider
-----------------------------------------------------------------------------------------------------------------
Blue Chip/1/
Subaccount Unit Value at
 beginning of period          $10.00    $10.00    $10.00       N/A       N/A       N/A       N/A     N/A      N/A
Subaccount Unit Value as
 of December 31                $8.03     $8.01     $8.00       N/A       N/A       N/A       N/A     N/A      N/A
Number of Subaccount
 Units outstanding at
 end of period            13,283,021 4,218,986 2,498,852       N/A       N/A       N/A       N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------
Aggressive Growth/1/
Subaccount Unit Value at
 beginning of period          $10.00    $10.00    $10.00       N/A       N/A       N/A       N/A     N/A      N/A
Subaccount Unit Value as
 of December 31                $7.91     $7.89     $7.88       N/A       N/A       N/A       N/A     N/A      N/A
Number of Subaccount
 Units outstanding at
 end of period             2,289,419   791,379   395,785       N/A       N/A       N/A       N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------
Emerging Markets
Subaccount Unit Value at
 beginning of period           $6.43     $6.41     $6.39    $10.14    $10.12    $10.11     $6.86   $6.86    $6.86
Subaccount Unit Value as
 of December 31                $5.79     $5.76     $5.73     $6.43     $6.41     $6.39    $10.14  $10.12   $10.11
Number of Subaccount
 Units outstanding at
 end of period             4,348,020 1,712,155 1,137,395 3,834,732 1,437,164 1,133,839 1,402,085 447,467  367,265
-----------------------------------------------------------------------------------------------------------------
Diversified Research/2/
Subaccount Unit Value at
 beginning of period          $10.87    $10.85    $10.83    $10.00    $10.00    $10.00       N/A     N/A      N/A
Subaccount Unit Value as
 of December 31               $10.42    $10.38    $10.35    $10.87    $10.85    $10.83       N/A     N/A      N/A
Number of Subaccount
 Units outstanding at
 end of period             4,435,328 2,503,111 1,037,855 2,697,677 1,663,447   676,670       N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------
Small-Cap Equity/3/
Subaccount Unit Value at
 beginning of period          $17.06    $17.53    $17.48    $23.01    $22.96    $22.93    $17.98  $17.98   $17.98
Subaccount Unit Value as
 of December 31               $16.92    $16.81    $16.74    $17.06    $17.53    $17.48    $23.01  $22.96   $22.93
Number of Subaccount
 Units outstanding at
 end of period             4,150,519 1,793,887 1,052,182 3,652,131 1,608,894   996,290   408,463 127,055   82,497
-----------------------------------------------------------------------------------------------------------------
I-Net Tollkeeper/4/
Subaccount Unit Value at
 beginning of period           $6.72     $6.71     $6.70    $10.00    $10.00    $10.00       N/A     N/A      N/A
Subaccount Unit Value as
 of December 31                $4.38     $4.37     $4.35     $6.72     $6.71     $6.70       N/A     N/A      N/A
Number of Subaccount
 Units outstanding at
 end of period             4,008,505 1,809,475 1,757,030 3,810,245 1,710,893 1,473,524       N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------
Financial Services/1/
Subaccount Unit Value at
 beginning of period          $10.00    $10.00    $10.00       N/A       N/A       N/A       N/A     N/A      N/A
Subaccount Unit Value as
 of December 31                $9.14     $9.12     $9.11       N/A       N/A       N/A       N/A     N/A      N/A
Number of Subaccount
 Units outstanding at
 end of period             1,267,959   586,542   417,466       N/A       N/A       N/A       N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------
Health Sciences/1/
Subaccount Unit Value at
 beginning of period          $10.00    $10.00    $10.00       N/A       N/A       N/A       N/A     N/A      N/A
Subaccount Unit Value as
 of December 31                $9.10     $9.08     $9.07       N/A       N/A       N/A       N/A     N/A      N/A
Number of Subaccount
 Units outstanding at
 end of period             1,706,195   695,248   524,438       N/A       N/A       N/A       N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------
Technology/1/
Subaccount Unit Value at
 beginning of period          $10.00    $10.00    $10.00       N/A       N/A       N/A       N/A     N/A      N/A
Subaccount Unit Value as
 of December 31                $5.82     $5.81     $5.80       N/A       N/A       N/A       N/A     N/A      N/A
Number of Subaccount
 Units outstanding at
 end of period             1,559,337   496,752   401,762       N/A       N/A       N/A       N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------
Telecommunications/1/
Subaccount Unit Value at
 beginning of period          $10.00    $10.00    $10.00       N/A       N/A       N/A       N/A     N/A      N/A
Subaccount Unit Value as
 of December 31                $5.25     $5.24     $5.23       N/A       N/A       N/A       N/A     N/A      N/A
Number of Subaccount
 Units outstanding at
 end of period               636,851   258,369   167,184       N/A       N/A       N/A       N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------

                                       2001                           2000                          1999
                          ------------------------------ ------------------------------ -----------------------------
                                       With      With                 With      With                With      With
                                     Stepped-   Premier             Stepped-   Premier            Stepped-   Premier
                                     Up Death    Death              Up Death    Death             Up Death    Death
                           Without    Benefit   Benefit   Without    Benefit   Benefit   Without   Benefit   Benefit
                            Rider      Rider     Rider     Rider      Rider     Rider     Rider     Rider     Rider
---------------------------------------------------------------------------------------------------------------------
Multi-Strategy
Subaccount Unit Value at
 beginning of period          $15.91    $15.84    $15.80     $16.01    $15.98    $15.95    $15.17    $15.17    $15.17
Subaccount Unit Value as
 of December 31               $15.50    $15.41    $15.34     $15.91    $15.84    $15.80    $16.01    $15.98    $15.95
Number of Subaccount
 Units outstanding at
 end of period             5,446,273 2,813,063 1,371,497  4,506,772 2,264,210 1,152,716 2,954,761 1,342,973   743,434
---------------------------------------------------------------------------------------------------------------------
Large-Cap Core (formerly called Equity Income)
Subaccount Unit Value at
 beginning of period          $18.60    $18.53    $18.47     $20.22    $20.18    $20.15    $18.12    $18.12    $18.12
Subaccount Unit Value as
 of December 31               $16.71    $16.61    $16.54     $18.60    $18.53    $18.47    $20.22    $20.18    $20.15
Number of Subaccount
 Units outstanding at
 end of period             9,854,280 5,157,155 2,930,724 12,635,698 5,713,370 3,092,481 6,027,438 3,105,130 1,773,940
---------------------------------------------------------------------------------------------------------------------
Strategic Value/5/
Subaccount Unit Value at
 beginning of period           $9.75     $9.74     $9.74     $10.00    $10.00    $10.00       N/A       N/A       N/A
Subaccount Unit Value as
 of December 31                $8.66     $8.64     $8.62      $9.75     $9.74     $9.74       N/A       N/A       N/A
Number of Subaccount
 Units outstanding at
 end of period             2,383,079 1,050,502   595,596  1,046,005   451,343   228,418       N/A       N/A       N/A
---------------------------------------------------------------------------------------------------------------------
Growth LT
Subaccount Unit Value at
 beginning of period          $29.92    $29.80    $29.71     $38.74    $38.67    $38.61    $19.95    $19.95    $19.95
Subaccount Unit Value as
 of December 31               $20.78    $20.65    $20.56     $29.92    $29.80    $29.71    $38.74    $38.67    $38.61
Number of Subaccount
 Units outstanding at
 end of period            16,503,806 8,253,627 4,393,510 15,484,166 8,239,366 4,631,251 7,721,645 4,155,805 2,209,196
---------------------------------------------------------------------------------------------------------------------
Focused 30/5/
Subaccount Unit Value at
 beginning of period           $8.23     $8.23     $8.23     $10.00    $10.00    $10.00       N/A       N/A       N/A
Subaccount Unit Value as
 of December 31                $7.03     $7.01     $7.00      $8.23     $8.23     $8.22       N/A       N/A       N/A
Number of Subaccount
 Units outstanding at
 end of period             1,948,350   984,779   487,453  1,486,324   526,664   262,897       N/A       N/A       N/A
---------------------------------------------------------------------------------------------------------------------
Mid-Cap Value/6/
Subaccount Unit Value at
 beginning of period          $12.78    $12.73    $12.69     $10.38    $10.36    $10.34    $10.00    $10.00    $10.00
Subaccount Unit Value as
 of December 31               $14.28    $14.19    $14.13     $12.78    $12.73    $12.69    $10.38    $10.36    $10.34
Number of Subaccount
 Units outstanding at
 end of period            12,316,098 4,781,053 2,937,900  6,889,136 2,853,323 1,670,954 1,971,054   946,912   554,927
---------------------------------------------------------------------------------------------------------------------
International Value
Subaccount Unit Value at
 beginning of period          $14.06    $14.01    $13.97     $16.10    $16.06    $16.04    $13.58    $13.58    $13.58
Subaccount Unit Value as
 of December 31               $10.83    $10.77    $10.72     $14.06    $14.01    $13.97    $16.10    $16.06    $16.04
Number of Subaccount
 Units outstanding at
 end of period            13,888,425 4,992,402 3,264,750 13,336,011 4,912,911 2,939,033 7,083,724 2,226,612 1,483,916
---------------------------------------------------------------------------------------------------------------------
Capital Opportunities/1/
Subaccount Unit Value at
 beginning of period          $10.00    $10.00    $10.00        N/A       N/A       N/A       N/A       N/A       N/A
Subaccount Unit Value as
 of December 31                $8.33     $8.31     $8.30        N/A       N/A       N/A       N/A       N/A       N/A
Number of Subaccount
 Units outstanding at
 end of period             3,770,566 1,234,449   656,294        N/A       N/A       N/A       N/A       N/A       N/A
---------------------------------------------------------------------------------------------------------------------
Global Growth/1/
Subaccount Unit Value at
 beginning of period          $10.00    $10.00    $10.00        N/A       N/A       N/A       N/A       N/A       N/A
Subaccount Unit Value as
 of December 31                $8.38     $8.37     $8.35        N/A       N/A       N/A       N/A       N/A       N/A
Number of Subaccount
 Units outstanding at
 end of period               658,850   258,178   152,873        N/A       N/A       N/A       N/A       N/A       N/A
---------------------------------------------------------------------------------------------------------------------
Equity Index
Subaccount Unit Value at
 beginning of period          $21.14    $21.06    $21.00     $23.64    $23.59    $23.56    $19.85    $19.85    $19.85
Subaccount Unit Value as
 of December 31               $18.32    $18.21    $18.12     $21.14    $21.06    $21.00    $23.64    $23.59    $23.56
Number of Subaccount
 Units outstanding at
 end of period            12,841,330 5,683,784 3,274,769 13,170,374 5,618,308 3,195,700 6,697,369 2,977,811 1,760,747
---------------------------------------------------------------------------------------------------------------------
Small-Cap Index/6/
Subaccount Unit Value at
 beginning of period          $11.19    $11.14    $11.11     $11.77    $11.75    $11.73    $10.00    $10.00    $10.00
Subaccount Unit Value as
 of December 31               $11.22    $11.16    $11.11     $11.19    $11.14    $11.11    $11.77    $11.75    $11.73
Number of Subaccount
 Units outstanding at
 end of period             4,456,058 1,803,044 1,213,369  3,968,742 1,680,805 1,210,183 1,911,936   823,250   643,554
---------------------------------------------------------------------------------------------------------------------
Real Estate (formerly called REIT)/6/
Subaccount Unit Value at
 beginning of period          $12.91    $12.86    $12.82      $9.86     $9.84     $9.83    $10.00    $10.00    $10.00
Subaccount Unit Value as
 of December 31               $13.82    $13.74    $13.68     $12.91    $12.86    $12.82     $9.86     $9.84     $9.83
Number of Subaccount
 Units outstanding at
 end of period             3,701,943 1,167,679   852,530  2,890,090   882,126   509,910   764,770   279,529   189,692
---------------------------------------------------------------------------------------------------------------------
Inflation Managed
Subaccount Unit Value at
 beginning of period          $12.58    $12.53    $12.49     $11.41    $11.38    $11.37    $11.79    $11.79    $11.79
Subaccount Unit Value as
 of December 31               $12.94    $12.86    $12.80     $12.58    $12.53    $12.49    $11.41    $11.38    $11.37
Number of Subaccount
 Units outstanding at
 end of period             9,495,198 2,779,674 1,858,921  7,082,658 2,123,845 1,307,061 4,451,455 1,179,644   799,190
---------------------------------------------------------------------------------------------------------------------

                                       2001                           2000                           1999
                          ------------------------------ ------------------------------ ------------------------------
                                       With      With                 With      With                 With      With
                                     Stepped-   Premier             Stepped-   Premier             Stepped-   Premier
                                     Up Death    Death              Up Death    Death              Up Death    Death
                           Without    Benefit   Benefit   Without    Benefit   Benefit   Without    Benefit   Benefit
                            Rider      Rider     Rider     Rider      Rider     Rider     Rider      Rider     Rider
----------------------------------------------------------------------------------------------------------------------
Managed Bond
Subaccount Unit Value at
 beginning of period          $12.76    $12.71    $12.67     $11.60    $11.58    $11.56     $11.98    $11.98    $11.98
Subaccount Unit Value as
 of December 31               $13.50    $13.00    $13.00     $12.76    $12.71    $12.67     $11.60    $11.58    $11.56
Number of Subaccount
 Units outstanding at
 end of period            26,140,032 8,912,313 5,763,589 15,674,614 5,497,101 3,232,537  7,609,552 2,514,911 1,648,514
----------------------------------------------------------------------------------------------------------------------
Money Market
Subaccount Unit Value at
 beginning of period          $12.10    $12.05    $12.01     $11.55    $11.53    $11.51     $11.17    $11.17    $11.17
Subaccount Unit Value as
 of December 31               $12.39    $12.31    $12.26     $12.10    $12.05    $12.01     $11.55    $11.53    $11.51
Number of Subaccount
 Units outstanding at
 end of period            23,184,659 7,277,398 5,777,615 15,960,375 5,484,028 3,418,422 11,370,911 3,966,774 2,979,275
----------------------------------------------------------------------------------------------------------------------
High Yield Bond
Subaccount Unit Value at
 beginning of period          $11.52    $11.47    $11.44     $12.13    $12.10    $12.09     $11.97    $11.97    $11.97
Subaccount Unit Value as
 of December 31               $11.51    $11.44    $11.39     $11.52    $11.47    $11.44     $12.13    $12.10    $12.09
Number of Subaccount
 Units outstanding at
 end of period             6,627,440 1,955,677 1,583,223  4,378,297 1,467,951   982,197  2,139,827   941,781   665,249
----------------------------------------------------------------------------------------------------------------------
Aggressive Equity
Subaccount Unit Value at
 beginning of period          $11.92    $11.87    $11.84     $15.31    $15.28    $15.26     $12.08    $12.08    $12.08
Subaccount Unit Value as
 of December 31                $9.73     $9.67     $9.63     $11.92    $11.87    $11.84     $15.31    $15.28    $15.26
Number of Subaccount
 Units outstanding at
 end of period             4,738,022 2,807,339 1,762,899  5,506,587 2,883,613 1,704,220  2,693,949 1,187,774   652,132
----------------------------------------------------------------------------------------------------------------------
Jennison (formerly called Prudential Jennison)/7/
Subaccount Unit Value at
 beginning of period          $10.00    $10.00    $10.00        N/A       N/A       N/A        N/A       N/A       N/A
Subaccount Unit Value as
 of December 31               $10.84    $10.84    $10.83        N/A       N/A       N/A        N/A       N/A       N/A
Number of Subaccount
 Units outstanding at
 end of period                 5,276    16,223    20,110        N/A       N/A       N/A        N/A       N/A       N/A
----------------------------------------------------------------------------------------------------------------------
Value/7/
Subaccount Unit Value at
 beginning of period          $10.00    $10.00    $10.00        N/A       N/A       N/A        N/A       N/A       N/A
Subaccount Unit Value as
 of December 31               $10.33    $10.32    $10.32        N/A       N/A       N/A        N/A       N/A       N/A
Number of Subaccount
 Units outstanding at
 end of period                10,260    10,496    24,981        N/A       N/A       N/A        N/A       N/A       N/A
----------------------------------------------------------------------------------------------------------------------
SP Jennison International Growth/7/
Subaccount Unit Value at
 beginning of period          $10.00    $10.00    $10.00        N/A       N/A       N/A        N/A       N/A       N/A
Subaccount Unit Value as
 of December 31               $10.03    $10.02    $10.02        N/A       N/A       N/A        N/A       N/A       N/A
Number of Subaccount
 Units outstanding at
 end of period                 8,520     2,525     4,185        N/A       N/A       N/A        N/A       N/A       N/A
----------------------------------------------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth/7/
Subaccount Unit Value at
 beginning of period          $10.00    $10.00    $10.00        N/A       N/A       N/A        N/A       N/A       N/A
Subaccount Unit Value as
 of December 31               $10.72    $10.71    $10.71        N/A       N/A       N/A        N/A       N/A       N/A
Number of Subaccount
 Units outstanding at
 end of period                 2,791     1,939     4,945        N/A       N/A       N/A        N/A       N/A       N/A
----------------------------------------------------------------------------------------------------------------------

The Equity Income and Research Subaccounts began operations on January 2, 2002 and are not included in the Financial Highlights.

/1/ This Subaccount began operations on January 2, 2001.

/2/ This Subaccount began operations on January 3, 2000.

/3/ This Subaccount began operations on October 1, 1999.

/4/ This Subaccount began operations on May 1, 2000.

/5/ This Subaccount began operations on October 2, 2000.

/6/ This Subaccount began operations on January 4, 1999.

/7/ This Subaccount began operations on August 31, 2001.

                               FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as agent for a natural person. If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an "annuity" for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, generally no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Pacific Select Fund SAI and The Prudential Series Fund SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Taxes Payable by Contract Owners: General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Multiple Contracts

All Non-Qualified Contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one Contract for purposes of determining the amount includible in gross income under Internal Revenue Code
(Code) Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of Contracts or otherwise.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Investments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Investments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal or other distribution may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is:

  . made on or after the date you reach age 59 1/2,

  . made by a Beneficiary after your death,

  . attributable to your becoming disabled,

  . in the form of level annuity payments under a lifetime annuity, or

  . any distrubution to the extent it is required under the required minimum distribution rules of section 401(a)(9) of the Code.

Additional exceptions may apply to certain Qualified Contracts (see Taxes Payable on Annuity Payments section).

Taxes Payable on Optional Riders

It is our understanding that the charges relating to any optional death benefit rider (SDBR, or PDBR, and/or EEG) are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional death benefit rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

As of the date of this Prospectus, IRS regulations state that Individual Retirement Accounts (IRAs) may not invest in life insurance contracts. However, a Contract that is used as an IRA may provide for a death benefit that equals the greater of the Purchase Payments made and the Contract Value.

Section 401 plans, section 403(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by the optional death benefit riders are not incidental.

To the extent that the optional death benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

The Contract offers various optional death benefits riders that, when combined with the Contract, may exceed the death benefit allowable under IRS Regulations. Although, we believe that these regulations do not prohibit the optional death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA, the law is unclear. It is possible that the IRS may disqualify the Contract if it is issued with an optional death benefit rider, which may result in certain deemed distributions, increases in taxes, or, possibly, tax penalties. You should consult with a qualified tax advisor before deciding to purchase any optional death benefit rider in connection with any IRA Contract.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, "Investments" means the aggregate Investments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a penalty tax.

Should the death of a Contract Owner cause annuity payments to cease before Investments have been fully recovered, an Annuitant (or in certain cases the Beneficiary) is allowed a deduction on the final tax return for the unrecovered Investments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Investments as payments are made. A lump sum payment taken in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax. Such a lump sum payment may also be subject to a penalty tax.

If a Contract Owner dies before annuity payments begin, certain minimum distribution requirements apply. If a Contract Owner dies after the Annuity Date, the remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution in effect on the date of death.

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

Any amount payable upon the Contract Owner's death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a non-spouse Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses, incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner's spouse.

Qualified Contracts

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is

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applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with your tax adviser and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities ("IRAs")

In addition to "traditional" IRAs established under Code 408, there are Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code
Section 408(p). Also, Qualified Plans under section 401, 403(b) or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional Plans. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans:

Traditional IRAs
----------------

Traditional IRAs are subject to limitations on the amount that may be contributed each year (these contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include:

  . distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Joint Annuitant,

  . certain higher education expenses,

  . used to pay for certain health insurance premiums or medical expenses, and

  . costs related to the purchase of your first home.

Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your Traditional IRA; to avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA. Similar limitations and tax penalties apply to tax sheltered annuities, government plans under section 457(b), 401(k) plans, and pension and profit-sharing plans.

SIMPLE IRAs
-----------

The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plans") is a relatively new type of Qualified Plan. Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE

IRA established by each eligible participant. Like other Qualified Plans, a 10% penalty tax is imposed on certain distributions that occur before you attain age 59 . In addition, the penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by the individual's employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be transferred over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA 403(b) annuity contract, contracts pursuant to section 457(b) of the Code, or other Qualified Plan after a required two year waiting period.

Roth IRAs
---------

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner's lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser.

Tax Sheltered Annuities ("TSAs")

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees; Investments made on Contracts purchased for these employees are excludable from the employees' gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59 1/2, severance from employment, death, disability, or financial hardship.
Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

Section 457(b) Non-Qualified Deferred Compensation Plans

Government Entity
-----------------

Employees of a governmental entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to a qualifying triggering event, section 457(b) governmental plans may be transferred or rolled into another Qualified Plan. The Qualified Plan must allow the transfer or rollover. If a rollover to an IRA is completed the assets become subject to the 10% penalty in distributions prior to age 59 1/2. Assets from other plans may be rolled into a governmental 457(b) plan if the plan allows and the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election.

Not-For-Profit
--------------

Employees of a not-for-profit entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Qualified Contract maintained under section 457(b) of the Code by an employee of a not-for-profit entity are subject to limitations, and may not be rolled over to another Qualified Plan at any time.

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


401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

Catch-Up Provision

Generally, Qualified Plan and IRA Participants over the age of 50 may contribute additional amounts as catch-up contributions if the terms of the Plan so permit. In addition, distributions from each type of IRA are subject to differing restrictions.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts; otherwise loans from us are not permitted. If yours is a Qualified Contract which is:

  . not subject to Title 1 of ERISA,

  . issued under Section 403(b) of the Code, and

  . permits loans under its terms (a "Loan Eligible Plan"), you may request a loan from us, using your Contract Value as your only security.

You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. This loan rate may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your current allocation instructions.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered non-deductible "personal interest" under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Loan Procedures

Your loan request must be submitted on our Non-ERISA TSA Application and Loan Agreement Form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the "Loan Account." To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your current allocation instructions.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

  . 50% of your Contract Value, and

  . $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determinations (including loan amounts permitted) or any interpretations with respect to your Loan Eligible Plan.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

  Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time; if you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the "grace period") to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. They are:

  . attainment of age 59 1/2,

  . severance from employment,

  . death,

  . disability, and

  . financial hardship (with respect to contributions only, not income or earnings on these contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code
Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Withholding

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

  . the distributee directs the transfer of such amounts in cash to another
    Qualified Plan or a Traditional IRA, or

  . the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing such a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Investments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

                             ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Pacific Select Fund and The Prudential Series Fund shareholders' meetings. However, our current interpretations of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your "voting interest") in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our Separate Accounts for which we've received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Pacific Select Fund or the Board of Directors of The Prudential Series Fund. It is equal to:

  . your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by

  .  the net asset value per share of that Portfolio.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner; if yours is a Qualified Contract, you must be the only Contract Owner, but you may still add or change a Contingent Owner. Your Contract cannot name more than two Contract Owners (either as Joint or Contingent Owners) and one Contingent Owner at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 81 at the time of change or addition. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants with Rights of Survivorship and not as Tenants in Common. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See the RETIREMENT BENEFITS AND OTHER PAYOUTS--Selecting Your Annuitant section in this Prospectus. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is the person(s) who may receive death benefits under your Contract or any remaining annuity payments after the Annuity Date if the Annuitant dies. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Spousal consent may be required to change the Beneficiary of an IRA. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary's consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries; for example, if your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, your spouse must either be your Beneficiary or consent to your naming of a different Beneficiary in writing before a notary or plan official. If you leave no surviving Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios of the Pacific Select Fund and/or The Prudential Series Fund or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

  . cease offering any Subaccount;

  . add or change designated investment companies or their portfolios, or other investment vehicles;

  . add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

  . permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners' requests;

  . add, remove or combine Variable Accounts;

  . combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

  . register or deregister Separate Account A or any Variable Account under the 1940 Act;

  . operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

  . run any Variable Account under the direction of a committee, board, or other group;

  . restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

  . make any changes required by the 1940 Act or other federal securities laws;

  . make any changes necessary to maintain the status of the Contracts as annuities under the Code;

  . make other changes required under federal or state law relating to annuities;

  . suspend or discontinue sale of the Contracts; and

  . comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

  Pacific Life Insurance Company
  P.O. Box 7187
  Pasadena, California 91109-7187

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


If you are submitting an Investment or other payment by mail, please send it, along with your application if you are submitting one, to the following address or to the address indicated on your Contract specification pages, if different:

  Pacific Life Insurance Company
  P.O. Box 100060
  Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to the following address or to the address indicated on your Contract specification pages, if different:

  Pacific Life Insurance Company
  1111 South Arroyo Parkway, Suite 205
  Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. We "receive" this information only when it arrives, in proper form, at the correct mailing address set out above. In those instances when we receive electronic transmission of the information on the application from your representative's broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.


We reserve the right to process any Investment received at an incorrect address when it is received at either the address indicated in your Contract specifications pages or the appropriate address indicated in the Prospectus.

Investments after your initial Investment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will usually be effective on the same Business Day that we receive them in "proper form," unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or to the extent available electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before 4:00 p.m. Eastern time on any Business Day will usually be effective on that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone and electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Delivery Authorization

Subject to availability, you may authorize us to provide prospectuses, statements and other information ("documents") electronically by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as "undeliverable," we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will send a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents; however, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Timing of Payments and Transactions

For withdrawals from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your withdrawal request is effective or after the Notice Date, as the case may be. Similarly, for transfers from the Variable Investment Options, we will normally send the proceeds within seven calendar days after your transfer (or exchange) request is effective. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. For withdrawals from the Fixed Option; death benefit payments attributable to Fixed Option Value; or fixed periodic annuity payments, payment of proceeds may be delayed for up to six months (thirty days in West Virginia) after the request is effective. Similar delays may apply to loans and transfers from the Fixed Option. See THE GENERAL ACCOUNT section in this Prospectus for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Investments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under each Fixed Option, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual report for the Separate Account, the Pacific Select Fund, and The Prudential Series Fund, including a list of the securities held in each Portfolio of the respective fund, as required by the 1940 Act; or more frequently if required by law.

Replacement of Life Insurance or Annuities

The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Financial Statements

The statement of assets and liabilities of Separate Account A as of December 31, 2001 and the related statement of operations and financial highlights for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2001. Pacific Life's consolidated financial statements as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 are contained in the Statement of Additional Information.

                              THE GENERAL ACCOUNT

General Information

All amounts allocated to the Fixed Option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in the Fixed Option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guarantee Terms

When you allocate any portion of your Investments or Contract Value to the Fixed Option, we guarantee you an interest rate (a "Guaranteed Interest Rate") for a specified period of time (a "Guarantee Term") of up to one year. Guarantee terms will be offered at our discretion.

Guaranteed Interest Rates for the Fixed Option may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for the Fixed Option on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your Fixed Option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

Fixed Option

Each allocation (or rollover) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of that Contract Year or, if earlier, on your Annuity Date. At the end of that Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) at the then current Guaranteed Interest Rate, unless you instruct us otherwise.

  Example: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw amounts from your Fixed Option or transfer amounts from your Fixed Option to one or more of the other Investment Options. No partial withdrawal or transfer may be made from your Fixed Option within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Payments or transfers from the Fixed Option may be delayed, as described under the ADDITIONAL INFORMATION--Timing of Payments and Transactions section in this Prospectus; any amount delayed will, as long as it is held under the Fixed Option, continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

Fixed Option

After the first Contract Anniversary, you may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except as provided under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in one year; you may transfer or withdraw up to one-half (50%) of your remaining Fixed Option Value in the next year; and you may transfer or withdraw up to the entire amount (100%) of any remaining Fixed Option Value in the third year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

We currently waive the restrictions that limits transfers from the Fixed Option to one transfer within the 30 days after the end of each Contract Anniversary. We also currently waive the limitations on the maximum amount you may transfer from the Fixed Option in any given Contract year. Our current procedure is to process requests for transfers from the Fixed Option that are within the maximum number of allowable transfers among the Investment Options each calendar year; i.e. as of January 1, 2002, transfers are limited to 25 for each calendar year. We reserve the right to discontinue this waiver program at any time.

                         TERMS USED IN THIS PROSPECTUS
Some of the terms we've used in this Prospectus may be new to you. We've identified them in the Prospectus by capitalizing the first letter of each word. You'll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-2333.

Account Value - The amount of your Contract Value allocated to a specified Variable Investment Option or the Fixed Option.

Annuitant - A person on whose life annuity payments may be determined. An Annuitant's life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single ("sole") Annuitant or two ("Joint") Annuitants, and may also name a "Contingent" Annuitant. If you name Joint Annuitants or a Contingent Annuitant, "the Annuitant" means the sole surviving Annuitant, unless otherwise stated.

Annuity Date - The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option - Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary - A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day - Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year's Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year's Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. In this Prospectus, "day" or "date" means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code - The Internal Revenue Code of 1986, as amended.

Contingent Annuitant - A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die.

Contingent Owner - A person, named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary - The same date, in each subsequent year, as your Contract Date.

Contract Date - The date we issue your Contract. Contract Years, Contract Semiannual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt - As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your - Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants with Right of Survivorship and not as Tenants in Common.

Contract Value - As of the end of any Business Day, the sum of your Variable Account Value, Fixed Option Value, and any Loan Account Value. The Contract Value includes any Credit Enhancements applied to your Contract.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

Credit Enhancement - An amount we add to your Contract Value at the time a Purchase Payment is applied. Each Credit Enhancement will be counted as Earnings under your Contract.

Earnings - As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Investments, which are reduced by withdrawals of prior Investments.

Fixed Option - If you allocate all or part of your Investments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rates declared periodically, but not less than an annual rate of 3%.

Fixed Option Value - The aggregate amount of your Contract Value allocated to the Fixed Option.

General Account - Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

Guaranteed Interest Rate - The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to the Fixed Option. Each Guaranteed Interest Rate is expressed as an annual rate and interest is accrued daily. Each rate will not be less than an annual rate of 3%.

Guarantee Term - The period during which an amount you allocate to the Fixed Option earns a Guaranteed Interest Rate. These terms are up to one-year for the Fixed Option.

Investment - An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option - A Subaccount or the Fixed Option offered under the
Contract.

Joint Annuitant - If your Contract is a Non-Qualified Contract, you may name two Annuitants, called "Joint Annuitants," in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account - The Account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value - The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Net Contract Value - Your Contract Value less Contract Debt.

Non-Qualified Contract - A Contract other than a Qualified Contract.

Policyholder - The Contract Owner.

Portfolio - A separate portfolio of the Pacific Select Fund or The Prudential Series Fund, in which a Subaccount invests its assets.

Primary Annuitant - The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment ("Premium Payment") ("Investment") - An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract - A Contract that qualifies under the Code as an individual retirement annuity or account ("IRA"), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan - A retirement plan that receives favorable tax treatment under
Section 401, 403, 408, 408A or 457 of the Code.

SEC - Securities and Exchange Commission.

Separate Account A (the "Separate Account") - A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

Subaccount - An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit - Subaccount Annuity Units (or "Annuity Units") are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit - Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value - The value of a Subaccount Unit ("Subaccount Unit Value") or Subaccount Annuity Unit ("Subaccount Annuity Unit Value"). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table's implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, on that Business Day.

Variable Account Value - The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option - A Subaccount (also called a Variable Account).

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
PERFORMANCE................................................................   1
  Total Returns............................................................   1
  Yields...................................................................   2
  Performance Comparisons and Benchmarks...................................   3
  Separate Account Performance.............................................   3

DISTRIBUTION OF THE CONTRACTS..............................................  11
  Pacific Select Distributors, Inc.........................................  11

THE CONTRACTS AND THE SEPARATE ACCOUNT.....................................  12
  Calculating Subaccount Unit Values.......................................  12
  Variable Annuity Payment Amounts.........................................  12
  Corresponding Dates......................................................  14
  Age and Sex of Annuitant.................................................  14
  Systematic Transfer Programs.............................................  15
  Pre-Authorized Withdrawals...............................................  17
  Death Benefit............................................................  17
  Joint Annuitants on Qualified Contracts..................................  17
  1035 Exchanges...........................................................  17
  Safekeeping of Assets....................................................  18

FINANCIAL STATEMENTS.......................................................  18

INDEPENDENT AUDITORS.......................................................  18

                                  APPENDIX A:

                              STATE LAW VARIATIONS

Right to Cancel ("Free Look")

Variations to the length of the Free Look period. In most states, the Free Look period is a 10-day period beginning on the day you receive your Contract. If your Contract was issued in one of the following states, the Free Look period is as specified below:

          Idaho (20 days)
          North Dakota (20 days)

In addition, if you reside in California and are age 60 or older on your Contract Date, the Free Look period is 30 days.

There may be extended Free Look periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state's Free Look period.

For Contracts delivered to residents of Oregon:

You may make additional Purchase Payments only during your first Contract Year.

For Contracts delivered to residents of Massachusetts:

You may not make additional Purchase Payments after your first initial Purchase Payment.

For Contracts delivered to residents of Maryland:

If your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

For Contracts delivered to residents of New Jersey:

Variable annuitization is not available.

If your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

For Contracts issued to residents of Texas:

We cannot waive any withdrawal charge on full or partial withdrawals if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

For Contracts delivered to residents of Texas and Washington:

If, at the time your application is completed, you purchase the optional Premier Death Benefit Rider ("PDBR"), the Death Benefit Amount stated in the Death Benefit Amounts and Optional Premier Death Benefit Rider sections are replaced with the following:

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

  . your Contract Value as of that day, or

  . your investments less an adjusted amount for each withdrawal, increased at an effective annual rate of 5% to that day (and subject to a maximum of two times the aggregate investments less any withdrawals, including withdrawal charges).

  The 5% effective annual rate of growth will take into account the timing of when each investment and withdrawal occurred by applying a daily factor of
  1.00013368 to each day's balance. The 5% effective annual rate of growth will stop accruing as of the earlier of:

    . the Contract Anniversary before the date the Annuitant reaches his or her 81st birthday,

    .  the date of death of the sole Annuitant; or

    .  the Annuity Date.

  To determine the adjusted amount for each withdrawal we:

    . divide the amount of each withdrawal, including withdrawal charges, by your contract value immediately before that withdrawal, and

    . then multiply the result by your Death Benefit Amount (as described above), immediately before that withdrawal.

For Contracts delivered to residents of Texas:

If your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                                                         [SCISSORS SYMBOL]

To receive a current copy of the Pacific Value SAI without charge call (800) 722-2333, or complete the following and send it to:

Pacific Life Insurance Company
Post Office Box 7187
Pasadena, CA 91109-7187

Name _________________________

Address ______________________

City _________________________ State _________ Zip _________

PH02/53003.29
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

PACIFIC VALUE          WHERE TO GO FOR MORE INFORMATION

The Pacific Value      You'll find more information about the Pacific Value
variable annuity       variable annuity contract and Separate Account A in the
Contract is offered    Statement of Additional Information (SAI) dated May 1,
by Pacific Life        2002.
Insurance Company,
700 Newport Center     The SAI has been filed with the SEC and is considered
Drive,                 to be part of this Prospectus because it's incorporated
P.O. Box 9000,         by reference. You'll find the table of contents for the
Newport Beach,         SAI on page 61 of this Prospectus.

California 92660.
                       You can get a copy of the SAI at no charge by calling
If you have any        or writing to us, or by contacting the SEC. The SEC may
questions about the    charge you a fee for this information.
Contract, please
ask your registered
representative or
contact us.

                      ---------------------------------------------------------
How to contact us      Call or write to us at:
                       Pacific Life Insurance Company


                       P.O. Box 7187
                       Pasadena, California 91109-7187

                       1-800-722-2333
                       6 a.m. through 5 p.m. Pacific time

                       Send Investments, other payments and application forms to the following address:


                       By mail
                       Pacific Life Insurance Company
                       P.O. Box 100060
                       Pasadena, California 91189-0060

                       By overnight delivery service
                       Pacific Life Insurance Company

                       1111 South Arroyo Parkway, Suite 205

                       Pasadena, California 91105

                      ---------------------------------------------------------
How to contact the     Public Reference Section of the SEC
SEC                    Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov

                            [LOGO OF PACIFIC VALUE]

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2002

                                 PACIFIC VALUE

                              SEPARATE ACCOUNT A

                               ----------------

Pacific Value (the "Contract") is a variable annuity contract offered by Pacific Life Insurance Company ("Pacific Life").

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated May 1, 2002, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.

                               ----------------

                        Pacific Life Insurance Company
                        Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187

                                1-800-722-2333

                               TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
PERFORMANCE............................................................     1
  Total Returns........................................................     1
  Yields...............................................................     2
  Performance Comparisons and Benchmarks...............................     2
  Separate Account Performance.........................................     3

DISTRIBUTION OF THE CONTRACTS..........................................    10
  Pacific Select Distributors, Inc. (PSD)..............................    10

THE CONTRACTS AND THE SEPARATE ACCOUNT.................................    11
  Calculating Subaccount Unit Values...................................    11
  Variable Annuity Payment Amounts.....................................    11
  Corresponding Dates..................................................    13
  Age and Sex of Annuitant.............................................    13
  Systematic Transfer Programs.........................................    14
  Pre-Authorized Withdrawals...........................................    16
  Death Benefit........................................................    16
  Joint Annuitants on Qualified Contracts..............................    16
  1035 Exchanges.......................................................    16
  Safekeeping of Assets................................................    17

FINANCIAL STATEMENTS...................................................    17

INDEPENDENT AUDITORS...................................................    17

                                  PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its "average annual total return" over various periods of time. "Total return" represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount's average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the "initial payment") and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount ("full withdrawal value"). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any Credit Enhancement, any charges for applicable premium taxes, any non-recurring fees or charges, any increase in the Risk Charge for an optional Death Benefit Rider, or any charge for the optional GIA, EEG, or GPA Riders. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.


               T = (ERV/P)(to the power of 365/N) - 1

 where T    =  average annual total return
       ERV  =  ending redeemable value
       P    =  hypothetical initial payment of $1,000
       N    =  number of days

Average annual total return figures will be given for recent one-, three-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount's operations, or on a year-by-year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Subaccount's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use "aggregate" total return figures along with its "average annual" total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge.

Non-Standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any Credit Enhancement and/or withdrawal charges, increases in Risk Charges, charges for premium taxes, and any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Money Market Subaccount

The "yield" (also called "current yield") of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount's Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1)(To the power of 365/7)] -1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect any Credit Enhancement, the deduction of charges for any applicable premium taxes, any increase in the Risk Charge for an optional Death Benefit Rider, or any charge for the optional GIA, EEG, or GPA Riders, but do reflect a deduction for the Risk Charge and the Administrative Fee.

At December 31, 2001, the Money Market Subaccount's current yield was 0.30% and the effective yield was 0.30%.

Other Subaccounts

"Yield" of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

      YIELD = 2[(a-b + 1)(To the power of 6) - 1]
                 ---
                 cd

 where: a    =  net investment income earned during the period by the Portfolio attributable to the Subaccount.
        b    =  expenses accrued for the period (net of reimbursements).
        c    =  the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
        d    =  the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge and Administrative Fee, but does not reflect any Credit Enhancement, any withdrawal charge, any charge for applicable premium taxes, any increase in the Risk Charge for an optional Death Benefit Rider, or any charge for the optional GIA, EEG, or GPA Riders, or any non-recurring fees or charges.

The Subaccounts' yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount's performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the

Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research and Data Service ("VARDS(R)") or Morningstar, Inc. ("Morningstar"), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS(R) prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron's, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount's performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Separate Account Performance

The Contract was not available prior to 1999. However, in order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Subaccounts.

The following tables present the annualized total return for each Variable Account for the period from each such Variable Account's commencement of operations through December 31, 2001.

The full withdrawal value (FWV) columns show actual performance based on Contract Values after applicable withdrawal charges are deducted. If you make a partial withdrawal within seven years of any Purchase Payment, or you surrender your Contract within seven years of any Purchase Payment, a withdrawal charge may be imposed.

The accumulated value (AV) columns show actual performance based on Contract Values without any deduction for withdrawal charges. If you make a partial withdrawal within seven years of any Purchase Payment, or you surrender your Contract within seven years of any Purchase Payment, a withdrawal charge may be deducted from your Contract Value (See CHARGES, FEES AND DEDUCTIONS-- Withdrawal Charge in the Prospectus). However, AV is important as it is the basis for which various charges and Contract benefits are determined. For example, the minimum and enhanced death benefits are calculated based on AV, AV is used for calculating income under the GIA Rider and calculating the Earnings Enhancement Guarantee amount under the EEG Rider, and Contract fees and charges are based on AV.

Both the FWV and AV columns in each table reflect a Credit Enhancement of 3% and 4%, respectively, and any deductions for other fees and charges applicable to the Contract.

Any charges for non-recurring fees and charges, premium taxes, optional Death Benefit Rider, or optional GIA, EEG, or GPA Riders are not reflected.

 The results shown in this section are not an estimate or guarantee of future investment performance.

                    Historical Separate Account Performance
        Annualized Rates of Return for Periods Ended December 31, 2001 Returns include a Credit Enhancement of 3%, applied at beginning of period
                   All numbers are expressed as a percentage


                                 1 Year*              3 Years*          Since Inception*
                          --------------------- --------------------- ---------------------
                           FWV with  AV without  FWV with  AV without  FWV with  AV without withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal
Variable Accounts          charge+     charge    charge+     charge    charge+     charge
-----------------         ---------- ---------- ---------- ---------- ---------- ----------
Blue Chip 1/2/01*.......    (23.60)    (17.30)                          (23.60)    (17.30)
Aggressive Growth
 1/2/01*................    (24.83)    (18.53)                          (24.83)    (18.53)
Emerging Markets
 4/17/96*...............    (13.56)     (7.26)    (6.11)     (3.79)      (9.83)     (8.59)
Diversified Research
 1/3/00*................     (7.53)     (1.23)                            0.53       3.62
Small-Cap Equity
 10/1/99*...............     (7.33)     (1.03)     1.27       3.28        8.99       8.99
International Large-Cap
 1/3/00*................    (23.32)    (17.02)                          (23.95)    (19.91)
I-Net Tollkeeper
 5/1/00*................    (39.16)    (32.86)                          (43.29)    (37.94)
Financial Services
 1/2/01*................    (12.14)     (5.84)                          (12.14)     (5.84)
Health Sciences 1/2/01*.    (12.55)     (6.25)                          (12.55)     (6.25)
Technology 1/2/01*......    (46.32)    (40.02)                          (46.32)    (40.02)
Telecommunications
 1/2/01*................    (52.19)    (45.89)                          (52.19)    (45.89)
Multi-Strategy 1/2/96*..     (5.91)      0.39     (0.34)      1.73        8.89       8.89
Large-Cap Core 1/2/96*
 (formerly called Equity
 Income) ...............    (13.75)     (7.45)    (3.88)     (1.66)      (0.97)      0.71
Strategic Value
 10/2/00*...............    (14.76)     (8.46)                           (8.96)     (5.56)
Growth LT 1/2/96*.......    (34.76)    (28.46)     0.53       2.57       16.34      16.34
Focused 30 10/2/00*.....    (18.31)    (12.01)                          (18.72)    (14.93)
Mid-Cap Value 1/4/99*...      8.77      15.07                            12.11      13.76
International Value
 1/2/96*................    (26.96)    (20.66)    (8.08)     (5.66)       4.47       4.47
Capital Opportunities
 1/2/01*................    (20.52)    (14.22)                          (20.52)    (14.22)
Mid-Cap Growth 1/2/01*..    (23.85)    (17.55)                          (23.85)    (17.55)
Global Growth 1/2/01*...    (19.95)    (13.65)                          (19.95)    (13.65)
Equity Index 1/2/96*....    (17.08)    (10.78)    (3.95)     (1.73)      12.41      12.41
Small-Cap Index 1/4/99*.     (2.98)      3.32                             3.02       4.97
Real Estate 1/4/99*
 (formerly called REIT).      3.94      10.24                            10.83      12.52
Inflation Managed
 1/2/96*................     (0.41)      5.89      2.17       4.14        6.65       6.65
Managed Bond 1/2/96*....      2.70       9.00      3.12       5.06        7.30       7.30
Money Market 1/2/96*....     (0.82)      5.48      2.60       4.55        4.03       4.03
High Yield Bond 1/2/96*.     (3.37)      2.93     (2.44)     (0.28)       6.77       6.77
Equity 1/2/96*..........    (26.84)    (20.54)    (9.63)     (7.13)       6.35       6.35
Aggressive Equity
 4/17/96*...............    (22.25)    (15.95)    (8.79)     (6.34)      (0.76)      0.03
Large-Cap Value 1/4/99*.     (8.44)     (2.14)                            5.08       6.95

-------
*  Date Variable Account commenced operations.

+ If you surrender your contract and a withdrawal charge applies, you would receive the Full Withdrawal (FWV) and not the Account Value (AV). Compare FWV to AV to see how withdrawal charges reduce total returns. AV is used to determine contract benefits and charges.


Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed. Effective December 1, 2001, Putnam Investment Management, LLC became the Portfolio Manager of the Equity and Aggressive Equity Portfolios; prior to May 1, 1998 some of the investment policies of the Equity and Aggressive Equity Portfolios differed.

                    Historical Separate Account Performance
        Annualized Rates of Return for Periods ending December 31, 2001 Returns include a Credit Enhancement of 4%, applied at beginning of period
                   All numbers are expressed as a percentage


                                 1 Year*              3 Years*          Since Inception*
                          --------------------- --------------------- ---------------------
                           FWV with  AV without  FWV with  AV without  FWV with  AV without withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal
Variable Accounts          charge+     charge    charge+     charge    charge+     charge
-----------------         ---------- ---------- ---------- ---------- ---------- ----------
Blue Chip 1/2/01*.......    (22.80)    (16.50)                          (22.80)    (16.50)
Aggressive Growth
 1/2/01*................    (24.04)    (17.74)                          (24.04)    (17.74)
Emerging Markets
 4/17/96*...............    (12.66)     (6.36)    (5.78)     (3.48)      (9.91)     (8.66)
Diversified Research
 1/3/00*................     (6.57)     (0.27)                            1.04       4.12
Small-Cap Equity
 10/1/99*...............     (6.37)     (0.07)     1.62       3.61       (3.84)     (0.96)
International Large-Cap
 1/3/00*................    (22.51)    (16.21)                          (23.54)    (19.52)
I-Net Tollkeeper
 5/1/00*................    (38.51)    (32.21)                          (42.91)    (37.58)
Financial Services
 1/2/01*................    (11.23)     (4.93)                          (11.23)     (4.93)
Health Sciences 1/2/01*.    (11.64)     (5.34)                          (11.64)     (5.34)
Technology 1/2/01*......    (45.74)    (39.44)                          (45.74)    (39.44)
Telecommunications
 1/2/01*................    (51.67)    (45.37)                          (51.67)    (45.37)
Multi-Strategy 1/2/96*..     (4.94)      1.36      0.00       2.06        7.78       8.29
Large-Cap Core 1/2/96*
 (formerly called Equity
 Income)................    (12.85)     (6.55)    (3.55)     (1.35)       9.17       9.65
Strategic Value
 10/2/00*...............    (13.87)     (7.57)                          (13.23)     (8.03)
Growth LT 1/2/96*.......    (34.06)    (27.76)     0.87       2.90       13.31      13.70
Focused 30 10/2/00*.....    (17.45)    (11.15)                          (27.62)    (22.20)
Mid-Cap Value 1/4/99*...      9.89      16.19                            12.49      14.13
International Value
 1/2/96*................    (26.19)    (19.89)    (7.76)     (5.36)       1.32       2.01
Capital Opportunities
 1/2/01*................    (19.69)    (13.39)                          (19.69)    (13.39)
Mid-Cap Growth 1/2/01*..    (23.04)    (16.74)                          (23.04)    (16.74)
Global Growth 1/2/01*...    (19.11)    (12.81)                          (19.11)    (12.81)
Equity Index 1/2/96*....    (16.22)     (9.92)    (3.62)     (1.41)      10.89      11.34
Small-Cap Index 1/4/99*.     (1.97)      4.33                             3.37       5.31
Real Estate 1/4/99*
 (formerly called REIT).      5.01      11.31                            11.21      12.89
Inflation Managed
 1/2/96*................      0.62       6.92      2.51       4.47        4.47       5.07
Managed Bond 1/2/96*....      3.76      10.06      3.47       5.40        5.25       5.82
Money Market 1/2/96*....      0.21       6.51      2.95       4.89        3.70       4.31
High Yield Bond 1/2/96*.     (2.37)      3.93     (2.10)      0.04        2.38       3.04
Equity 1/2/96*..........    (26.07)    (19.77)    (9.31)     (6.83)       6.75       7.29
Aggressive Equity
 4/17/96*...............    (21.43)    (15.13)    (8.48)     (6.03)      (0.42)      0.36
Large-Cap Value 1/4/99*.     (7.49)     (1.19)                            5.43       7.30

-------
*  Date Variable Account commenced operations.

+ If you surrender your contract and a withdrawal charge applies, you would receive the Full Withdrawal Value (FWV) and not the Account Value (AV). Compare FWV to AV to see how withdrawal charges reduce total returns. AV is used to determine contract benefits and charges.


Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective
January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed. Effective December 1, 2001, Putnam Investment Management, LLC became the Portfolio Manager of the Aggressive Equity and Equity Portfolios; prior to May 1, 1998 some of the investment policies of the Equity and Aggressive Equity Portfolios differed.

The Equity Income and Research Subaccounts started operations after December 31, 2001 and there is no historical value available for these Subaccounts.

In order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Portfolios.

The Separate Account commenced operations as of January 2, 1996. Therefore, no historical performance data exists for the Subaccounts prior to that date. The following tables represent what the performance of the Subaccounts would have been if the Subaccounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated time period. Eight of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988. The Equity Index Portfolio has been in operation since January 30, 1991; the Growth LT Portfolio since January 4, 1994; the Aggressive Equity and Emerging Markets Portfolios since April 1, 1996; the Mid-Cap Value, Small-Cap Index, Real Estate (formerly called REIT), and Large-Cap Value Portfolios since January 4, 1999; the Diversified Research and International Large-Cap Portfolios since January 3, 2000; the I-Net Tollkeeper Portfolio since May 1, 2000; the Strategic Value and Focused 30 Portfolios since October 2, 2000; the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios since January 2, 2001; and the Equity Income and Research Portfolios since January 2, 2002. Historical performance information for the Equity Portfolio is based in part on the performance of the

Portfolio's predecessor series which was a series of the Pacific Corinthian Variable Fund that began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Subaccounts had not commenced operations until January 2, 1996 or later, as indicated in the chart above, and because the Contracts were not available until 1999, these are not actual performance numbers for the Subaccounts or for the Contract.

The following tables present hypothetical total return numbers.

The full withdrawal value (FWV) column shows actual performance based on what the Contract Values would have been after withdrawal charges are deducted. If you make a partial withdrawal within seven years of making any Purchase Payment, or you surrender your Contract within seven years of making any Purchase Payment, a withdrawal charge may be imposed.

The accumulated value (AV) columns show actual performance based on what the Contract Values would have been without any deduction for withdrawal charges. If you make a partial withdrawal within seven years of any Purchase Payment, or you surrender your Contract within seven years of any Purchase Payment, a withdrawal charge may be deducted from your Contract Value (See CHARGES, FEES AND DEDUCTIONS--Withdrawal Charge in the Prospectus). However, AV is important as it is the basis for which various charges and Contract benefits are determined. For example, the minimum and enhanced death benefits are calculated based on AV, AV is used for calculating income under the GIA Rider and calculating the Earnings Enhancement Guarantee amount under the EEG Rider, and Contract fees and charges are based on AV.

Both the FWV and AV columns in each table reflect a Credit Enhancement of 3% and 4%, respectively, and any deductions for other fees and charges applicable to the Contract.

Any charges for non-recurring fees and charges, premium taxes, optional Death Benefit Rider, or optional GIA, EEG, or GPA Riders are not reflected. The information presented also includes data representing unmanaged market indices.

 The results shown in this section are not an estimate or guarantee of future investment performance.

           Historical and Hypothetical Separate Account Performance Annualized Rates of Return for Periods ending December 31, 2001
  Returns include a Credit Enhancement of 3%, applied at beginning of period
                   All numbers are expressed as a percentage


                            1 Year*              3 Years*              5 Years*              10 Years*         Since Inception*
                     --------------------- --------------------- --------------------- --------------------- ---------------------
                      FWV with  AV without  FWV with  AV without  FWV with  AV without  FWV with  AV without  FWV with  AV without
Variable             withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal
Accounts              charge+     charge    charge+     charge    charge+     charge    charge+     charge    charge+     charge
--------             ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Blue Chip...........   (23.60)    (17.30)                                                                      (23.60)    (17.30)
Aggressive
 Growth.............   (24.83)    (18.53)                                                                      (24.83)    (18.53)
Emerging
 Markets............   (13.56)     (7.26)    (6.11)     (3.79)     (10.38)    (9.03)                           (10.07)     (8.81)
Diversified
 Research...........    (7.53)     (1.23)                                                                        0.53       3.62
Small-Cap
 Equity.............    (7.33)     (1.03)     1.27       3.28        6.78      7.46      10.64      10.64       (4.28)     (1.38)
International
 Large-Cap..........   (23.32)    (17.02)                                                                      (23.95)    (19.91)
I-Net
 Tollkeeper.........   (39.16)    (32.86)                                                                      (43.29)    (37.94)
Financial
 Services...........   (12.14)     (5.84)                                                                      (12.14)     (5.84)
Health Sciences.....   (12.55)     (6.25)                                                                      (12.55)     (6.25)
Technology..........   (46.32)    (40.02)                                                                      (46.32)    (40.02)
Telecommunications..   (52.19)    (45.89)                                                                      (52.19)    (45.89)
Multi-Strategy......    (5.91)      0.39     (0.34)      1.73        7.00      7.67       8.01       8.01        7.60       8.11
Large-Cap Core
 (formerly
 called Equity
 Income) ...........   (13.75)     (7.45)    (3.88)     (1.66)       7.44      8.11       9.43       9.43        8.99       9.48
Strategic Value.....   (14.76)     (8.46)                                                                      (13.95)     (8.74)
Growth LT...........   (34.76)    (28.46)     0.53       2.57       12.45     13.00                             13.12      13.52
Focused 30..........   (18.31)    (12.01)                                                                      (28.23)    (22.80)
Mid-Cap Value.......     8.77      15.07                                                                        12.11      13.76
International
 Value..............   (26.96)    (20.66)    (8.08)     (5.66)      (2.15)    (1.19)      3.64       3.64        1.15       1.84
Capital
 Opportunities......   (20.52)    (14.22)                                                                      (20.52)    (14.22)
Mid-Cap Growth......   (23.85)    (17.55)                                                                      (23.85)    (17.55)
Global Growth.......   (19.95)    (13.65)                                                                      (19.95)    (13.65)
Equity Index........   (17.08)    (10.78)    (3.95)     (1.73)       8.89      9.53      11.27      11.27       10.71      11.16
Small-Cap Index.....    (2.98)      3.32                                                                         3.02       4.97
Real Estate
 (formerly
 called REIT).......     3.94      10.24                                                                        10.83      12.52
Inflation
 Managed............    (0.41)      5.89      2.17       4.14        4.87      5.60       5.41       5.41        4.30       4.90
Managed Bond........     2.70       9.00      3.12       5.06        5.53      6.24       6.16       6.16        5.07       5.65
Money Market........    (0.82)      5.48      2.60       4.55        3.49      4.26       3.42       3.42        3.52       4.14
High Yield Bond.....    (3.37)      2.93     (2.44)     (0.28)       0.72      1.58       6.50       6.50        2.21       2.87
Equity..............   (26.84)    (20.54)    (9.63)     (7.13)       2.91      3.70       7.83       7.83        6.58       7.11
Aggressive
 Equity.............   (22.25)    (15.95)    (8.79)     (6.34)      (2.22)    (1.25)                            (0.60)      0.19
Large-Cap Value.....    (8.44)     (2.14)                                                                        5.08       6.95



Major Indices                                  1 Year  3 Years 5 Years 10 Years
-------------                                  ------  ------- ------- --------
Credit Suisse First Boston High Yield.........   5.80    1.18    3.25    7.85
Lehman Brothers Aggregate Bond................   8.42    6.27    7.43    7.23
Lehman Brothers Government Bond...............   7.24    5.88    7.40    7.14
Lehman Brothers Inflation Linked Treasury.....   7.90    7.72     N/A     N/A
Lehman Brothers Government/Credit.............   8.51    5.89    7.36    7.27
Merrill Lynch 3-Month U.S. T-Bill.............   4.42    5.14    5.20    4.86
Morgan Stanley Capital International All
 Country World Free........................... (16.82)  (3.37)   5.37    8.05
Morgan Stanley Capital International Emerging
 Markets Free.................................  (2.37)   4.08   (5.74)   3.05
Morgan Stanley Capital International Europe,
 Australasia & Far East....................... (21.21)  (4.79)   1.17    4.76
North American Real Estate Investment Trust
 Equity.......................................  13.93   11.15    6.38   11.63
Russell 1000 Growth........................... (20.42)  (6.32)   8.27   10.80
Russell 2000..................................   2.49    6.42    7.52   11.51
Russell 2500..................................   1.22    9.43   10.34   13.13
Russell 2500 Growth........................... (10.83)   5.17    6.60    9.49
Russell Midcap................................  (5.62)   6.50   11.40   13.58
Russell Midcap Growth......................... (20.15)   2.16    9.02   11.10
Standard & Poor's 500 Composite Stock Price... (11.88)  (1.03)  10.70   12.93

-------

* The performance of the Aggressive Equity, Emerging Markets, Equity, Multi-Strategy, Large-Cap Core, and International Value Variable Accounts for all or portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Multi-Strategy and Large-Cap Core Portfolios; prior to January 1, 1994, some of the investment policies of the Multi-Strategy Portfolio and the investment objective of the Large-Cap Core Portfolio differed. Performance of the Equity Portfolio is based in part on the performance of the predecessor portfolio of Pacific Corinthian Variable Fund, which began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed. The Equity Income and Research Portfolios started operations after December 31, 2001 and there is no historical value available for these Subaccounts. Effective December 1, 2001, Putnam Investment Management, LLC became the Portfolio Manager of the Equity and Aggressive Equity Portfolios; prior to May 1, 1998 some of the investment policies of the Equity and Aggressive Equity Portfolios differed.


+ If you surrender your contract and a withdrawal charge applies, you would receive the Full Withdrawal Value (FWV) and not the Account Value (AV). Compare FWV to AV to see how withdrawal charges reduce total returns. AV is used to determine contract benefits and charges.

           Historical and Hypothetical Separate Account Performance Annualized Rates of Return for Periods ending December 31, 2001
  Returns include a Credit Enhancement of 4%, applied at beginning of period
                   All numbers are expressed as a percentage


                            1 Year*              3 Years*              5 Years*              10 Years*         Since Inception*
                     --------------------- --------------------- --------------------- --------------------- ---------------------
                      FWV with  AV without  FWV with  AV without  FWV with  AV without  FWV with  AV without  FWV with  AV without
Variable             withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal
Accounts              charge+     charge    charge+     charge    charge+     charge    charge+     charge    charge+     charge
--------             ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Blue Chip...........   (22.80)    (16.50)                                                                      (22.80)    (16.50)
Aggressive
 Growth.............   (24.04)    (17.74)                                                                      (24.04)    (17.74)
Emerging
 Markets............   (12.66)     (6.36)    (5.78)     (3.48)     (10.20)    (8.85)                            (9.66)     (8.43)
Diversified
 Research...........    (6.57)     (0.27)                                                                        1.04       4.12
Small-Cap
 Equity.............    (6.37)     (0.07)     1.62       3.61        6.99      7.67      10.75      10.75        9.07       9.07
International
 Large-Cap..........   (22.51)    (16.21)                                                                      (23.54)    (19.52)
I-Net
 Tollkeeper.........   (38.51)    (32.21)                                                                      (42.91)    (37.58)
Financial
 Services...........   (11.22)     (4.92)                                                                      (11.22)     (4.92)
Health Sciences.....   (11.64)     (5.34)                                                                      (11.64)     (5.34)
Technology..........   (45.74)    (39.44)                                                                      (45.74)    (39.44)
Telecommunications..   (51.67)    (45.37)                                                                      (51.67)    (45.37)
Multi-Strategy......    (4.94)      1.36      0.00       2.06        7.21      7.88       8.12       8.12        8.96       8.96
Large-Cap Core
 (formerly
 called Equity
 Income) ...........   (12.85)     (6.55)    (3.55)     (1.35)       7.66      8.32       9.54       9.54       (0.70)      0.97
Strategic Value.....   (13.87)     (7.57)                                                                       (8.49)     (5.10)
Growth LT...........   (34.06)    (27.76)     0.87       2.90       12.67     13.22                             16.50      16.50
Focused 30..........   (17.45)    (11.15)                                                                      (18.29)    (14.52)
Mid-Cap Value.......     9.89      16.19                                                                        12.49      14.13
International
 Value..............   (26.19)    (19.89)    (7.76)     (5.36)      (1.95)    (0.99)      3.74       3.74        4.55       4.55
Capital
 Opportunities......   (19.69)    (13.39)                                                                      (19.69)    (13.39)
Mid-Cap Growth......   (23.04)    (16.74)                                                                      (23.04)    (16.74)
Global Growth.......   (19.11)    (12.81)                                                                      (19.11)    (12.81)
Equity Index........   (16.22)     (9.92)    (3.62)     (1.41)       9.11      9.74      11.38      11.38       12.50      12.50
Small-Cap Index.....    (1.97)      4.33                                                                         3.37       5.31
Real Estate
 (formerly
 called REIT).......     5.01      11.31                                                                        11.21      12.89
Inflation
 Managed............     0.62       6.92      2.51       4.47        5.08      5.81       5.51       5.51        6.72       6.72
Managed Bond........     3.76      10.06      3.47       5.40        5.74      6.45       6.26       6.26        7.38       7.38
Money Market........     0.21       6.51      2.95       4.89        3.70      4.46       3.52       3.52        4.10       4.10
High Yield Bond.....    (2.37)      3.93     (2.10)      0.04        0.92      1.77       6.60       6.60        6.84       6.84
Equity..............   (26.07)    (19.77)    (9.31)     (6.83)       3.12      3.90       7.93       7.93        6.41       6.41
Aggressive
 Equity.............   (21.43)    (15.13)    (8.48)     (6.03)      (2.02)    (1.06)                            (0.59)      0.20
Large-Cap Value.....    (7.49)     (1.19)                                                                        5.43       7.30



Major Indices                                  1 Year  3 Years 5 Years 10 Years
-------------                                  ------  ------- ------- --------
Credit Suisse First Boston High Yield ........   5.80    1.18    3.25    7.85
Lehman Brothers Aggregate Bond................   8.42    6.27    7.43    7.23
Lehman Brothers Government Bond...............   7.24    5.88    7.40    7.14
Lehman Brothers Inflation Linked Treasury.....   7.90    7.72     N/A     N/A
Lehman Brothers Government/Credit.............   8.51    5.89    7.36    7.27
Merrill Lynch 3-Month U.S. T-Bill.............   4.42    5.14    5.20    4.86
Morgan Stanley Capital International All
 Country World Free........................... (16.82)  (3.37)   5.37    8.05
Morgan Stanley Capital International Emerging
 Markets Free.................................  (2.37)   4.08   (5.74)   3.05
Morgan Stanley Capital International Europe,
 Australasia & Far East....................... (21.21)  (4.79)   1.17    4.76
North American Real Estate Investment Trust
 Equity.......................................  13.93   11.15    6.38   11.63
Russell 1000 Growth........................... (20.42)  (6.32)   8.27   10.80
Russell 2000..................................   2.49    6.42    7.52   11.51
Russell 2500..................................   1.22    9.43   10.34   13.13
Russell 2500 Growth........................... (10.83)   5.17    6.60    9.49
Russell Midcap................................  (5.62)   6.50   11.40   13.58
Russell Midcap Growth......................... (20.15)   2.16    9.02   11.10
Standard & Poor's 500 Composite Stock Price... (11.88)  (1.03)  10.70   12.93

-------

* The performance of the Aggressive Equity, Emerging Markets, Equity, Multi-Strategy, Large-Cap Core, and International Value Variable Accounts for all or portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Multi-Strategy and Large-Cap Core Portfolios; prior to January 1, 1994, some of the investment policies of the Multi-Strategy Portfolio and the investment objective of the Large-Cap Core Portfolio differed. Performance of the Equity Portfolio is based in part on the performance of the predecessor portfolio of Pacific Corinthian Variable Fund, which began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed. The Equity Income and Research Portfolios started operations after December 31, 2001 and there is no historical value available for these Subaccounts. Effective December 1, 2001, Putnam Investment Management, LLC became the Portfolio Manager of the Equity and Aggressive Equity Portfolios; prior to May 1, 1998 some of the investment policies of the Equity and Aggressive Equity Portfolios differed.


+ If you surrender your contract and a withdrawal charge applies, you would receive the Full Withdrawal Value (FWV) and not the Account Value (AV). Compare FWV to AV to see how withdrawal charges reduce total returns. AV is used to determine contract benefits and charges.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis. The chart shows accumulations on a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the Credit Enhancement, the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily Account Value), the Administrative Fee (equal to an annual rate of 0.15% of average daily Account Value), any increase in the Risk Charge for an optional Death Benefit Rider (equal to a maximum annual rate of .35% of average daily Account Value), any GIA Charge for the optional GIA Rider (equal to an annual rate of ..30% of average daily Account Value), any EEG Charge for the optional EEG Rider, any GPA Charge for the optional GPA Rider (equal to an annual rate of 0.10% average daily Account Value) any charge for premium taxes, or the expenses of an underlying investment vehicle, such as the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are less than 5 years old, 5% of the amount withdrawn attributable to Purchase Payments that are five and six years old, and 4% of the amount withdrawn attributable to Purchase Payments that are seven years old. The age of the Purchase Payments is considered 1 year old in the Contract Year we receive it and increases by one year on the beginning of the day preceding each Contract Anniversary. There is no withdrawal charge on withdrawals attributed to Purchase Payments at least 8 years old, or to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of your Purchase Payments that are less than 8 years old plus 100% of all Purchase Payments that have an age of 8 years or more, or on withdrawals of your Earnings. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payments.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             Power of Tax Deferral

   $10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 36%

                              [GRAPH APPEARS HERE]

                           Taxable                 Tax-Deferred
                          Investment                Investment
                          ----------               ------------
      10 Years
         0%               $10,000.00                $10,000.00
         4%               $12,875.97                $13,073.56
         8%               $16,476.07                $17,417.12

      20 Years
         0%               $10,000.00                $10,000.00
         4%               $16,579.07                $17,623.19
         8%               $27,146.07                $33,430.13

      30 Years
         0%               $10,000.00                $10,000.00
         4%               $21,347.17                $24,357.74
         8%               $44,726.05                $68,001.00

                         DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (PSD)

Pacific Select Distributors, Inc., a subsidiary of ours, acts as the principal underwriter ("distributor") of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for acting as principal underwriter under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2001, 2000, and 1999 with regard to this Contract was $90,421,637, $124,690,482 and $92,499,492 respectively, of which $0 was retained.

                    THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

                                     Y X Z

where
    (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

    (Z) = the Net Investment Factor for that Subaccount for the period (a "valuation period") between that Business Day and the immediately preceding Business Day.

The "Net Investment Factor" for a Subaccount for any valuation period is equal to:

                                   (A/B) - C
where
    (A) = the "per share value of the assets" of that Subaccount as of the end of that valuation period, which is equal to: a+b+c where (a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

      (b) = the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and

      (c) = any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;
    (B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

    (C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk Charge plus any applicable increase in the Risk charge and the Administrative Fee (see CHARGES, FEES AND DEDUCTIONS in the Prospectus).

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing each Account Value proportionately, relative to your Account Value in each Subaccount and in the Fixed Option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Net Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Net Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable withdrawal charge, and any charges for premium taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract's Option Table for your Annuity Option (the "Annuity Option Table"). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option

Table yields will be based on the Annuitant's age (and, in certain cases, sex) and assumes a 5% rate of return, as described in more detail below.

  Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the "Subaccount Annuity Unit Value") as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount's Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table's implicit assumed annual investment return on amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for an Optional Death Benefit Rider is not charged on and after the Annuity Date.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the "Assumed Investment Return" Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant's age, and, in some cases, the Annuitant's sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% (or such other rate of return you may elect) each year during the payout of your annuity; thus 5% is referred to as an "assumed investment return."

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

  Example: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.25% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

  1.05 = 1; 1- 1 = 0; 0 X 100% = 0%.
  ----
  1.05

If the net investment performance of a Subaccount's assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

  Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.25% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

  1.026 = 0.9771; 0.9771- 1 = - 0.0229; -  0.0229 X 100% = - 2.29%.
  -----
  1.05

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a "corresponding date" that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

  Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

  Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Annuitant

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states' regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant's age and sex before or after starting annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable based on your Annuitant's correct Age or sex, if applicable. If we make the correction after annuity payments have started, and we have made overpayments, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct Age and/or sex.

Additionally, we may require proof of the Annuitant's or Owner's age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant's or Owner's correct age or sex.

Systematic Transfer Programs

The Fixed Account is not available in connection with portfolio rebalancing. If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option. You may not use dollar cost averaging and the earnings sweep at the same time.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your "source account"). You may choose any one Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Fixed or Variable Investment Option(s) you wish to transfer amounts to (your "target account(s)"). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of (i) your request to stop dollar cost averaging is effective, or (ii) your source Account Value is zero, or (iii) your Annuity Date. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount's investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the "sweep option") to one or more other Investment Options (your "target option(s)"). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option's Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations, including Credit Enhancements, to the sweep option Account during the sweep period. The result of this calculation represents the "total earnings" for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your "total earnings" for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in a form satisfactory to us. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If, as a result of an earnings sweep transfer, your source Account Value falls below $500, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options; if you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Fixed or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below $500, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a federal tax penalty of at least 10%.

Death Benefit

Any death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant's death (or, if applicable, the Contract Owner's death) and instructions regarding payment; any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit proceeds will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If yours is a Qualified Contract, your Contingent Annuitant or Contingent Owner must be your spouse.

Joint Annuitants on Qualified Contracts

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant on your Annuity Date and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse. You may call us for more information.

1035 Exchanges

You may make your initial Investment through an exchange of an existing annuity contract. To exchange, you must complete a 1035 Exchange form, which is available by calling your representative, or by calling us at

1-800-722-2333, and mail the form along with the annuity contract you are exchanging (plus your completed application if you are making an initial Investment) to us.

In general terms, Section 1035 of the Code provides that you recognize no gain or loss when you exchange one annuity contract solely for another annuity contract. However, transactions under Section 1035 may be subject to special rules and may require special procedures and record-keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 Exchange.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

                             FINANCIAL STATEMENTS

The statement of assets and liabilities of Separate Account A as of December 31, 2001 and the related statement of operations and financial highlights for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2001. Pacific Life's consolidated financial statements as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

                             INDEPENDENT AUDITORS

The consolidated financial statements of Pacific Life as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

INDEPENDENT AUDITORS' REPORT
----------------------------

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, CA
February 27, 2002

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                              December 31,
                                                              2001     2000
------------------------------------------------------------------------------
                                                              (In Millions)
ASSETS
Investments:
  Fixed maturity securities available for sale, at estimated
   fair value                                                $17,047  $15,136
  Equity securities available for sale, at estimated fair
   value                                                         266      179
  Trading securities, at fair value                              458       71
  Mortgage loans                                               2,933    3,026
  Real estate                                                    183      221
  Policy loans                                                 4,899    4,680
  Other investments                                            2,796    2,654
-----------------------------------------------------------------------------
TOTAL INVESTMENTS                                             28,582   25,967
Cash and cash equivalents                                        510      211
Deferred policy acquisition costs                              2,113    1,796
Accrued investment income                                        377      335
Other assets                                                     642      557
Separate account assets                                       23,458   25,918
-----------------------------------------------------------------------------
TOTAL ASSETS                                                 $55,682  $54,784
=============================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life and investment-type products                $21,796  $19,410
  Future policy benefits                                       4,580    4,542
  Short-term and long-term debt                                  439      359
  Other liabilities                                            1,690    1,323
  Separate account liabilities                                23,458   25,918
-----------------------------------------------------------------------------
TOTAL LIABILITIES                                             51,963   51,552
-----------------------------------------------------------------------------
Commitments and contingencies (Note 18)
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                         30       30
  Paid-in capital                                                151      147
  Unearned ESOP shares                                            (3)      (6)
  Retained earnings                                            3,271    3,030
  Accumulated other comprehensive income                         270       31
-----------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                     3,719    3,232
-----------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                   $55,682  $54,784
=============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                    Years Ended December 31,
                                                     2001      2000     1999
------------------------------------------------------------------------------
                                                         (In Millions)
REVENUES
Universal life and investment-type product policy
 fees                                              $    821  $    769 $    654
Insurance premiums                                      812       552      484
Net investment income                                 1,628     1,683    1,510
Net realized investment gain (loss)                     (14)      997       99
Commission revenue                                      181       270      234
Other income                                            225       209      145
------------------------------------------------------------------------------
TOTAL REVENUES                                        3,653     4,480    3,126
------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Policy benefits paid or provided                      1,163       879      735
Interest credited to universal life and invest-
 ment-type products                                   1,029       997      938
Commission expenses                                     524       576      485
Operating expenses                                      634       575      453
------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                           3,350     3,027    2,611
------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                303     1,453      515
Provision for income taxes                               55       458      144
------------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE ADJUSTMENTS DUE
 TO CHANGES IN ACCOUNTING PRINCIPLES                    248       995      371
Cumulative adjustments due to changes in account-
 ing principles, net of taxes                            (7)
------------------------------------------------------------------------------

NET INCOME                                         $    241  $    995 $    371
==============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                Accumulated Other
                                                                           Comprehensive Income (Loss)
                                                                     ----------------------------------------
                                                                       Unrealized
                                                                     Gain (Loss) on              Unrealized
                                                                      Derivatives     Foreign      Gain on
                                                   Unearned          and Securities  Currency    Interest in
                                    Common Paid-in   ESOP   Retained Available for  Translation     PIMCO
                                    Stock  Capital  Shares  Earnings   Sale, Net    Adjustment  Advisors L.P. Total
--------------------------------------------------------------------------------------------------------------------
                                                                     (In Millions)
BALANCES, JANUARY 1, 1999            $30    $126             $1,664      $ 507          $ 1                   $2,328
Comprehensive loss:
  Net income                                                    371                                              371
  Other comprehensive loss                                                (785)          (1)                    (786)
                                                                                                              ------
Total comprehensive loss                                                                                        (415)
Other equity adjustments                      11                                                                  11
Capital contribution                           3                                                                   3
Purchase of ESOP note                                $(13)                                                       (13)
Allocation of unearned ESOP shares                      1                                                          1
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 1999           30     140      (12)    2,035       (278)          -                     1,915
Comprehensive income:
  Net income                                                    995                                              995
  Other comprehensive income (loss)                                        236           (4)         $77         309
                                                                                                              ------
Total comprehensive income                                                                                     1,304
Other equity adjustments                       5                                                                   5
Allocation of unearned ESOP shares             2        6                                                          8
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2000           30     147       (6)    3,030        (42)          (4)          77       3,232
Comprehensive income:
  Net income                                                    241                                              241
  Other comprehensive income (loss)                                        129           (1)         111         239
                                                                                                              ------
Total comprehensive income                                                                                       480
Other equity adjustments                       1                                                                   1
Allocation of unearned ESOP shares             3        3                                                          6
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2001          $30    $151     $ (3)   $3,271      $  87          $(5)        $188      $3,719
====================================================================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                    Years Ended December 31,
                                                        2001     2000     1999
-------------------------------------------------------------------------------
                                                         (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                           $   241  $   995  $   371
Adjustments to reconcile net income to net cash
 provided by operating activities:
  Amortization on fixed maturity securities              (73)     (72)     (78)
  Depreciation and other amortization                     26       36       21
  Earnings of equity method investees                     (6)     (23)     (93)
  Deferred income taxes                                   56      424       (8)
  Net realized investment (gain) loss                     14     (997)     (99)
  Net change in deferred policy acquisition costs       (317)    (350)    (545)
  Interest credited to universal life and
   investment-type products                            1,029      997      938
  Change in trading securities                          (387)      29       (3)
  Change in accrued investment income                    (42)     (48)     (28)
  Change in future policy benefits                        38      156       58
  Change in other assets and liabilities                 154       24      172
-------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                733    1,171      706
-------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available
 for sale:
  Purchases                                           (4,864)  (2,903)  (4,173)
  Sales                                                  941    1,595    2,334
  Maturities and repayments                            1,652    1,601    1,400
Repayments of mortgage loans                             682      700      681
Proceeds from sales of mortgage loans and real
 estate                                                   44        1       24
Purchases of mortgage loans and real estate             (593)    (806)    (886)
Change in policy loans                                  (219)    (422)    (255)
Cash received from acquisition of insurance block
 of business                                                               165
Other investing activity, net                            467     (664)     390
-------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                 (1,890)    (898)    (320)
-------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                               Years Ended December 31,
(Continued)                                     2001      2000      1999
--------------------------------------------------------------------------
                                                    (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                    $  4,690  $  4,090  $  4,453
  Withdrawals                                   (3,320)   (4,734)   (4,322)
Net change in short-term and long-term debt         80       135      (220)
Purchase of ESOP note                                                  (13)
Allocation of unearned ESOP shares                   6         8         1
--------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                      1,456      (501)     (101)
--------------------------------------------------------------------------

Net change in cash and cash equivalents            299      (228)      285
Cash and cash equivalents, beginning of year       211       439       154
--------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR        $    510  $    211  $    439
==========================================================================

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES

In connection with the acquisition of an annuity block of business in 1999, as discussed in Note 4, the following assets and liabilities were assumed:

     Fixed maturity securities                                    $  1,593
     Cash and cash equivalents                                         165
     Other assets                                                      100
                                                                  --------
        Total assets assumed                                      $  1,858
                                                                  ========

     Annuity reserves                                             $  1,847
     Other liabilities                                                  11
                                                                  --------
        Total liabilities assumed                                 $  1,858
                                                                  ========

==========================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid (received)                  $    (48) $     74  $     83
Interest paid                                 $     23  $     28  $     23
==========================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION AND DESCRIPTION OF BUSINESS

   Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

   Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

   NEW ACCOUNTING PRONOUNCEMENTS

   Effective January 1, 2001, the Company adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of SFAS No. 133. SFAS No. 133 and SFAS No. 138 establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. All derivatives, whether designated in hedging relationships or not, are required to be recorded at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). If the derivative is designated as a cash flow hedge, changes in the fair value of the derivative are recorded in other comprehensive income (loss) (OCI) and are recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in fair value of the derivative is recorded in net realized investment gain (loss).

   Upon adoption of SFAS No. 133 and SFAS No. 138, the Company recorded an increase to net income of $1 million, net of taxes, as a cumulative adjustment due to change in accounting principle. This increase was primarily attributable to recording derivatives not designated as hedges at fair value, offset by the recording of initial ineffectiveness on fair value hedges. In addition, upon adoption the Company recorded an increase to accumulated OCI of $38 million, net of taxes. This increase was primarily attributable to the designation of derivatives as fair value hedges. Gains and losses on derivatives that were previously deferred as adjustments to the carrying amount of the hedged items were not affected by the implementation of SFAS No. 133 and SFAS No. 138.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Upon adoption of SFAS No. 133 and SFAS No. 138, the Company transferred $306 million of fixed maturity securities available for sale into the trading category. The transfer resulted in a reclassification of unrealized losses of $4 million, net of taxes, from accumulated OCI into net realized investment gain (loss).

   Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue (EITF) 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. Under EITF 99-20, investors in certain asset-backed securities are required to record changes in their estimated yield on a prospective basis and to evaluate these securities for a decline in value, which is other than temporary. If the fair value of the asset-backed security has declined below its carrying amount and the decline is determined to be other than temporary, the security is written down to fair value. Upon adoption of EITF 99-20, the Company recorded a decrease to net income of $8 million, net of taxes, as a cumulative adjustment due to change in accounting principle.

   Effective April 1, 2001, the Company adopted the requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125, which revises the standards of accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosures, but it carries over most of FASB Statement No. 125's provisions without reconsideration. Adoption of SFAS No. 140 did not have a material impact on the Company's consolidated financial statements.

   In June 2001, the FASB issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141, which was effective July 1, 2001, for any business combination entered into subsequent to June 30, 2001, requires the purchase method of accounting and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. Adoption of SFAS No. 141 did not have a material impact on the Company's consolidated financial statements. SFAS No. 142, effective for fiscal years beginning after December 15, 2001, requires that ratable amortization of goodwill be replaced with periodic impairment tests of the goodwill asset and that intangible assets, other than goodwill, should be amortized over their useful lives. Amortization of goodwill was $5 million, $3 million and $12 million for the years ended December 31, 2001, 2000 and 1999, respectively. The Company has not yet finalized the quantification of the impact, if any, on its consolidated financial statements of applying the new requirements of SFAS No. 142.

   In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. The Company has not yet finalized the quantification of the impact, if any, on its consolidated financial statements of applying the new requirements of SFAS No. 144.

   INVESTMENTS

   Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs, recorded as a component of OCI. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary and changes in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. Trading securities are reported at fair value with changes in fair value included in net realized investment gain (loss).

   For mortgage-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

                Pacific Life Insurance Company and Subsidiaries

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

   Mortgage loans, net of valuation allowances and writedowns, and policy loans are stated at unpaid principal balances.

   Real estate is carried at depreciated cost, net of writedowns, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

   Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded using the equity method of accounting and are included in other investments.

   Investments in low income housing tax credits (LIHTC) are included in other investments. These investments are recorded under either the effective interest method or the equity method. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $27 million, $33 million and $22 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   The Company, through its wholly owned subsidiary Pacific Asset Management LLC and subsidiaries (PAM), had an approximate 33% beneficial ownership interest in PIMCO Advisors L.P. (PIMCO Advisors) as of December 31, 1999 and May 4, 2000, through the direct and indirect ownership of PIMCO Advisors' Class A limited partnership units (Class A units). This interest was accounted for using the equity method through May 4, 2000.

   On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO Advisors other than those beneficially owned by PAM. PAM exchanged its Class A units for a new security, PIMCO Advisors Class E limited partnership units (Class E units). This exchange resulted in a realized, pretax nonmonetary exchange gain of $1,082 million, based on the fair value of the Class A units exchanged, or $38.75 per unit, the per unit value that Allianz paid to acquire its interest in PIMCO Advisors. This gain is included in net realized investment gain (loss) for the year ended December 31, 2000. A net deferred tax liability of $365 million was also established.

   As a result of this transaction, the Company has virtually no influence over PIMCO Advisors' operating and financial policies. Effective May 5, 2000, the interest in PIMCO Advisors is being accounted for using the cost method. The interest in PIMCO Advisors, which is included in other investments, is being reported at estimated fair value, as determined by the put and call option price described below. Unrealized gains of $177 million and $124 million, net of deferred income taxes of $66 million and $47 million, for the years ended December 31, 2001 and 2000, respectively, are reported as a component of OCI.

   In connection with this transaction, PAM entered into a Continuing Investment Agreement with Allianz with respect to its interest in PIMCO Advisors. The interest in PIMCO Advisors held by PAM is subject to put and call options held by PAM and Allianz, respectively. The put option gives PAM the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO Advisors held by PAM. The put option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gives Allianz the right to require PAM, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO Advisors to Allianz. The call option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14 and can be exercised only if the call per unit value reaches a minimum value.

   Effective January 1, 2002, PIMCO Advisors changed its name to Allianz Dresdner Asset Management of America L.P.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all investments with a remaining maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life and investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using investment, mortality, expense margins and surrender charge assumptions and estimates. Adjustments are reflected in income or equity in the period the Company experiences deviations in gross profit assumptions and estimates. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in securities available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.

   Value of business acquired (VOBA), included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The VOBA balance was $91 million and $94 million as of December 31, 2001 and 2000, respectively.

   Components of deferred policy acquisition costs are as follows:

                                               Years Ended December 31,
                                                2001      2000      1999
                                              ----------------------------
                                                    (In Millions)
        Balance, January 1                      $1,796    $1,446    $  901
                                              ----------------------------
        Additions:
          Capitalized during the year              566       646       538
          Acquisition of insurance block of
           business                                                     75
                                              ----------------------------
        Total additions                            566       646       613
                                              ----------------------------
        Amortization:
          Allocated to commission expenses        (181)     (188)     (112)
          Allocated to operating expenses          (65)      (54)      (49)
          Allocated to OCI, unrealized gains
           (losses)                                 (3)      (54)       93
                                              ----------------------------
        Total amortization                        (249)     (296)      (68)
                                              ----------------------------
        Balance, December 31                    $2,113    $1,796    $1,446
                                              ============================

   UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   Universal life and investment-type products, including guaranteed interest contracts (GICs) and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited, less accumulated assessments. Interest credited to these policies primarily ranged from 2.0% to 8.0% during 2001, 2000 and 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 2001, 2000 and 1999. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided.

   Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2001 and 2000, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

   REVENUES, BENEFITS AND EXPENSES

   Insurance premiums are recognized as revenues when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

   Generally, receipts for universal life and investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker-dealer subsidiaries is recorded on the trade date.

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income. Depreciation and amortization of certain other assets is included in operating expenses.

   INCOME TAXES

   Pacific Life and its wholly owned life insurance subsidiary domiciled in Arizona, Pacific Life & Annuity Company (PL&A), are taxed as life insurance companies for income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC and are allocated an expense or benefit based principally on the effect of including their operations in the consolidated return. Pacific Life's non insurance subsidiaries are either included in PMHC's combined California franchise tax return or file separate state tax returns. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at fair value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

   FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   RISKS AND UNCERTAINTIES

   The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of deferred policy acquisition costs. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment valuation and allowances, derivative valuation, and liabilities for future policy benefits. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 2001 financial statement presentation.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS

   Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Effective January 1, 2001, the CA DOI required that insurance companies domiciled in the State of California prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners'
   (NAIC) Accounting Practices and Procedures Manual, version effective January 1, 2001 (NAIC SAP), subject to any deviations prescribed or permitted by the CA DOI. As a result of adopting NAIC SAP, Pacific Life reported a statutory cumulative effect of change in accounting principle that increased statutory surplus by $229 million as of January 1, 2001.

   NAIC SAP does not allow for restatement of prior year amounts. Therefore, prior year statutory amounts presented in this footnote are not comparable to current year statutory amounts.

   The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life as compared to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                   December 31,
                                                    2001    2000
                                                   --------------
                                                   (In Millions)
         Statutory capital and surplus             $1,869  $1,678
           Deferred policy acquisition costs        2,124   1,764
           Asset valuation reserve                    524     524
           Non admitted assets                        378     115
           Accumulated other comprehensive income     270      31
           Surplus notes                             (150)   (150)
           Deferred income taxes                     (356)    181
           Insurance and annuity reserves            (795)   (767)
           Other                                     (145)   (144)
                                                   --------------
         Stockholder's equity as reported herein   $3,719  $3,232
                                                   ==============

                                              Years Ended December 31,
                                               2001      2000      1999
                                              ---------------------------
                                                    (In Millions)
         Statutory net income                 $    24  $    141  $    168
           Deferred policy acquisition costs      329       393       379
           Insurance and annuity reserves          25      (106)     (184)
           Deferred income taxes                  (29)      (87)       (3)
           Earnings of subsidiaries               (60)      674       (27)
           Other                                  (48)      (20)       38
                                              ---------------------------
         Net income as reported herein        $   241  $    995  $    371
                                              ===========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2001 and 2000, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

   PERMITTED PRACTICE

   For the year ended December 31, 2000, the CA DOI approved a permitted practice effective May 5, 2000, allowing Pacific Life to apply the accounting guidance promulgated for limited liability companies in Statement of Statutory Accounting Principle (SSAP) No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 46, Investments in Subsidiary, Controlled and Affiliated Entities, prior to the effective date of NAIC SAP, for its investment in PAM. Under this permitted practice, PAM was accounted for using the equity method of accounting. The permitted practice also required that the equity of PAM be adjusted for certain tax effects not recorded at PAM due to its limited liability company structure. As of January 1, 2001, this permitted practice became prescribed practice.

   Prior to May 5, 2000, net cash distributions received on PAM's interest in PIMCO Advisors were recorded as income, as permitted by the CA DOI.

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of adjusted statutory capital and surplus as of the preceding year end or the statutory net gain from operations for the previous calendar year, without prior approval from the CA DOI. Based on this limitation and 2001 statutory results, Pacific Life could pay $165 million in dividends in 2002 without prior approval. No dividends were paid during 2001, 2000 and 1999.

   The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. No dividends were paid during 2001, 2000 and 1999. Based on this limitation and 2001 statutory results, PL&A could pay $21 million in dividends in 2002 without prior approval.

3. CLOSED BLOCK

   In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $292 million and $290 million as of December 31, 2001 and 2000, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $326 million and $330 million as of December 31, 2001 and 2000, respectively. The contribution to income from the Closed Block amounted to $5 million, $6 million and $4 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2001, 2000 and 1999, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. ACQUISITIONS

   All of the Company's acquisitions are accounted for using the purchase method of accounting.

   On December 31, 2001, a transaction was closed whereby Pacific Life exchanged its 100% common stock ownership in World-Wide Holdings Limited (World-Wide) for a 22.5% common stock ownership in Scottish Annuity & Life Holdings, Ltd. (Scottish). World-Wide's assets and liabilities were approximately $164 million and $103 million, respectively. Scottish, a publicly traded specialty reinsurer, issued new ordinary shares in exchange for World-Wide at a value of $78 million. Pacific Life recorded a nonmonetary exchange gain of $13 million, net of taxes, in connection with this exchange. Pacific Life will account for its investment in Scottish using the equity method of accounting. The Company has not yet completed the allocation of the purchase price to assets and liabilities acquired.

   In 1999, Pacific Life acquired a payout annuity block of business from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation. On the effective date, this block of business consisted of approximately 16,000 annuitants having reserves of $1.8 billion. The assets received as part of this acquisition amounted to $1.6 billion in fixed maturity securities and $0.2 billion in cash.

   During 1999, Pacific Life acquired a 95% interest in Grayhawk Golf Holdings, LLC (Grayhawk) for $65 million, which owns 100% of a real estate investment property in Arizona. Goodwill resulting from this transaction was $22 million.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS

   The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and change in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                    Net    Gross Unrealized
                                  Carrying ------------------   Estimated
                                   Amount  Gains     Losses     Fair Value
                                  ----------------------------------------
                                             (In Millions)
    As of December 31, 2001:
    ------------------------
    U.S. Treasury securities and
     obligations of
     U.S. government authorities
     and agencies                 $    32   $      2               $    34
    Obligations of states and
     political subdivisions           669         92                   761
    Foreign governments               292         27   $     11        308
    Corporate securities           10,985        377        194     11,168
    Mortgage-backed and asset-
     backed securities              4,822        137        190      4,769
    Redeemable preferred stock          8                     1          7
                                  ----------------------------------------
    Total fixed maturity
     securities                   $16,808   $    635   $    396    $17,047
                                  ========================================
    Total equity securities       $   255   $     20   $      9    $   266
                                  ========================================
    As of December 31, 2000:
    ------------------------
    U.S. Treasury securities and
     obligations of
     U.S. government authorities
     and agencies                 $    32   $      2               $    34
    Obligations of states and
     political subdivisions           641         55   $      1        695
    Foreign governments               302         20          5        317
    Corporate securities            8,780        258        232      8,806
    Mortgage-backed and asset-
     backed securities              5,230        101        100      5,231
    Redeemable preferred stock         52          9          8         53
                                  ----------------------------------------
    Total fixed maturity
     securities                   $15,037   $    445   $    346    $15,136
                                  ========================================
    Total equity securities       $   173   $     18   $     12    $   179
                                  ========================================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2001, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       Net
                                                     Carrying Estimated
                                                      Amount  Fair Value
                                                     -------------------
                                                        (In Millions)
        Due in one year or less                      $   794    $   811
        Due after one year through five years          4,785      4,924
        Due after five years through ten years         3,699      3,775
        Due after ten years                            2,708      2,768
                                                     ------------------
                                                      11,986     12,278
        Mortgage-backed and asset-backed securities    4,822      4,769
                                                     ------------------
        Total                                        $16,808    $17,047
                                                     ==================

   Major categories of investment income are summarized as follows:

                                                  Years Ended December 31,
                                                    2001    2000    1999
                                                  ------------------------
                                                       (In Millions)
        Fixed maturity securities                   $1,118  $1,109  $1,030
        Equity securities                                5      13      15
        Mortgage loans                                 206     230     208
        Real estate                                     64      61      46
        Policy loans                                   202     182     159
        Other                                          172     218     166
                                                  ------------------------
        Gross investment income                      1,767   1,813   1,624
        Investment expense                             139     130     114
                                                  ------------------------
        Net investment income                       $1,628  $1,683  $1,510
                                                  ========================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   Net realized investment gain (loss), including changes in valuation allowances, is as follows:

                                                            Years Ended
                                                            December 31,
                                                          2001    2000  1999
                                                          ------------------
                                                           (In Millions)
        Fixed maturity securities                         $(45) $    2  $16
        Equity securities                                   31     (13)  58
        Mortgage loans                                               6    7
        Real estate                                          9      (3)  18
        Interest in PIMCO Advisors (Note 1)                      1,082
        Other investments                                   (9)    (77)
                                                          -----------------
        Total                                             $(14) $  997  $99
                                                          =================

   The change in fair value on investments in available for sale and trading securities is as follows:

                                                          December 31,
                                                        2001  2000     1999
                                                        -------------------
                                                          (In Millions)
        Available for sale securities:
          Fixed maturity                                $140  $477  $  (925)
          Equity                                           5   (20)    (157)
                                                        -------------------
        Total                                           $145  $457  $(1,082)
                                                        ===================
        Trading securities                              $(17) $  6  $     0
                                                        ===================

  Gross gains of $67 million, $125 million and $188 million and gross losses of $48 million, $44 million and $62 million, which have been included in earnings as a result of sales of available for sale securities, were realized for the years ended December 31, 2001, 2000 and 1999, respectively. Trading securities as of December 31, 2001 and 2000, included net unrealized losses of $15 million and net unrealized gains of $2 million, respectively.

  As of December 31, 2001 and 2000, investments in fixed maturity securities of $13 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company's interest in PIMCO Advisors (Note 1) exceeds 10% of total stockholder's equity as of December 31, 2001.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

   The carrying amount and estimated fair value of the Company's financial instruments are as follows:

                                         December 31, 2001   December 31, 2000
                                        ------------------- -------------------
                                        Carrying  Estimated Carrying  Estimated
                                        Amount   Fair Value   Amount Fair Value
                                        ---------------------------------------
                                                     (In Millions)
    Assets:
      Fixed maturity and equity
       securities (Note 5)              $17,313   $17,313   $15,315   $15,315
      Trading securities                    458       458        71        71
      Mortgage loans                      2,933     3,088     3,026     3,246
      Policy loans                        4,899     4,899     4,680     4,680
      Cash and cash equivalents             510       510       211       211
      Interest in PIMCO Advisors (Note
       1)                                 1,703     1,703     1,548     1,548
      Derivative instruments (Note 7)        26        26        15        15
      Notes receivable from affiliates       88        88
    Liabilities:
      Guaranteed interest contracts       7,498     7,625     6,676     6,803
      Deposit liabilities                   482       495       470       483
      Annuity liabilities                 1,955     1,955     1,114     1,114
      Short-term debt                       275       275       195       195
      Long-term debt                        164       160       164       166
      Derivative instruments (Note 7)       530       530       445       445

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2001 and 2000:

   TRADING SECURITIES

   The fair value of trading securities is based on quoted market prices.

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

   CASH AND CASH EQUIVALENTS

   The carrying values approximate fair values due to the short-term maturities of these instruments.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

   NOTES RECEIVABLE FROM AFFILIATES

   The carrying amount of notes receivable from affiliates (Note 16) is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of GICs is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

   SHORT-TERM DEBT

   The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   LONG-TERM DEBT

   The estimated fair value of surplus notes (Note 10) is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest rate on the debt is approximately the same as current market rates.

7. DERIVATIVES AND HEDGING ACTIVITIES

   The Company primarily utilizes various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration mismatch of assets and liabilities.

   The Company uses hedge accounting as allowed by SFAS No. 133 and SFAS No. 138, by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques including Value-at-Risk, regression analysis and cumulative dollar offset. In certain cases, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Fair Value Hedges
   -----------------

   The Company primarily uses interest rate and foreign currency swaps and options to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in foreign currencies and the benchmark interest rate. For derivative instruments that are designated as fair value hedges, the change in value of the derivative instrument as well as the change in fair value of the hedged item associated with the risk being hedged is recorded in net realized investment gain (loss). Periodic net settlements on derivatives designated as fair value hedges are reflected on an accrual basis as an adjustment to net investment income or interest credited on universal life and investment-type products, based on the item being hedged. The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. Upon termination of the fair value hedging relationship, the accumulated cost basis adjustment is amortized into net investment income or interest credited to universal life or investment-type products over its remaining life or recognized immediately in connection with the disposal of the hedged item.

   For the year ended December 31, 2001, the ineffectiveness related to fair value hedges was approximately $0.2 million, net of tax, which is recorded in net realized investment gain (loss). No component of the hedging instrument's fair value is excluded from the determination of effectiveness.

   Cash Flow Hedges
   ----------------

   The Company primarily uses interest rate and foreign currency swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered to be probable to occur and are generally completed within 180 days of the inception of the hedge. The Company has not discontinued any cash flow hedges of anticipated transactions. For derivative instruments that are designated as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in OCI and is recognized as an adjustment to net investment income or interest credited on universal life and investment-type products when the hedged item affects earnings.

   The Company did not record any ineffectiveness for cash flow hedges during the year ended December 31, 2001. Over the next twelve months, the Company anticipates that $0.8 million of deferred gains on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2001, none of the Company's hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument's fair value is excluded from the determination of effectiveness.

   Derivatives Not Designated as Hedging Instruments
   -------------------------------------------------

   The Company enters into swap agreements, interest rate futures contracts, interest rate cap and floor agreements, and equity indexed futures contracts without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company's interest rate risk from rising or falling interest rates, equity risk and yield enhancement. The Company uses credit default and total return swaps to manage the credit exposure of the portfolio, equity risk embedded in certain liabilities and to take advantage of market opportunities. Net realized investment gain (loss) for the year ended December 31, 2001 includes $2 million related to realized gains and losses and changes in fair value of derivative instruments not designated as hedges. Periodic net settlements on such derivatives are recorded as adjustments to net investment income or interest credited on universal life and investment-type products on an accrual basis, based upon the purpose of the derivative.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Embedded Derivatives
   --------------------

   The Company may enter into contracts that are not derivative instruments, but contain embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. Such derivatives are recorded on the consolidated statement of financial condition at fair value, with changes in their fair value recorded in net realized investment gain (loss).

   Derivative Instruments
   ----------------------

   The Company uses a variety of derivative financial instruments, including swaps, caps, floors, and exchange traded futures contracts.

   Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index, market or security. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

   Foreign currency swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts.

   The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. Synthetic GICs provide certain of the ERISA Plan's assets a guarantee of principal and interest, as it relates to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. Default risk is absorbed by the ERISA Plan. The interest rate guarantee is reset periodically to reflect actual performance results. As of December 31, 2001 the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $2.6 billion compared to $1.7 billion as of December 31, 2000. The notional amounts represent the value of the ERISA Plan's assets only and are not a measure of the exposure to the Company.

   Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition.

   Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Outstanding derivatives with off-balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair value as of December 31, 2001 and 2000 are as follows:

                                                          Assets (Liabilities)
                                                -----------------------------------------
                                 Notional or    Carrying  Estimated  Carrying  Estimated
                              Contract Amounts   Value    Fair Value  Value    Fair Value
                              ----------------- --------  ---------- --------  ----------
                                2001     2000     2001       2001      2000       2000
                              -----------------------------------------------------------
                                                    (In Millions)
    Interest rate swap
     contracts                $  3,512 $  2,648   $(144)     $(144)    $ (89)      $ (89)
    Credit default and total
     return swaps                2,375    3,896    (105)      (105)     (132)       (132)
    Foreign currency swaps       3,310    2,488    (281)      (281)     (224)       (224)
    Synthetic GICs               2,599    1,695
    Interest rate floors,
     caps, options and
     swaptions                     829      745      26         26        15          15
    Financial futures
     contracts                      97       58
                              ----------------------------------------------------------
    Total                      $12,722  $11,530   $(504)     $(504)    $(430)      $(430)
                              ==========================================================

   A reconciliation of the notional or contract amounts is as follows:

                                   Balance  Acquisitions Terminations Balance
                                  Beginning  and Other       and      End of
                                   of Year   Additions    Maturities   Year
                                  -------------------------------------------
                                                 (In Millions)
    December 31, 2001:
    ------------------
    Interest rate swap contracts   $ 2,648     $1,100       $  236    $ 3,512
    Credit default and total
     return swaps                    3,896        254        1,775      2,375
    Foreign currency swaps           2,488      1,439          617      3,310
    Synthetic GICs                   1,695      1,046          142      2,599
    Interest rate floors, caps,
     options and swaptions             745        103           19        829
    Financial futures contracts         58      3,398        3,359         97
                                  -------------------------------------------
    Total                          $11,530     $7,340       $6,148    $12,722
                                  ===========================================
    December 31, 2000:
    ------------------
    Interest rate swap contracts   $ 2,867     $2,419       $2,638    $ 2,648
    Credit default and total
     return swaps                    2,120      2,898        1,122      3,896
    Foreign currency swaps           1,685      1,079          276      2,488
    Synthetic GICs                   1,632        470          407      1,695
    Interest rate floors, caps,
     options and swaptions           1,033        160          448        745
    Financial futures contracts        677      2,762        3,381         58
                                  -------------------------------------------
    Total                          $10,014     $9,788       $8,272    $11,530
                                  ===========================================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8. UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   The detail of universal life and investment-type product liabilities is as follows:

                                                           December 31,
                                                           2001    2000
                                                          ---------------
                                                           (In Millions)
           Universal life                                 $12,278 $11,405
           Investment-type products                         9,518   8,005
                                                          ---------------
                                                          $21,796 $19,410
                                                          ===============

   The detail of universal life and investment-type products policy fees and interest credited, net of reinsurance ceded, is as follows:

                                       Years Ended December 31,
                                         2001     2000    1999
                                       -------------------------
                                             (In Millions)
           Policy fees:
             Universal life            $     582 $   541 $   509
             Investment-type products        239     228     145
                                       -------------------------
           Total policy fees           $     821 $   769 $   654
                                       =========================
           Interest credited:
             Universal life            $     500 $   467 $   444
             Investment-type products        529     530     494
                                       -------------------------
           Total interest credited     $   1,029 $   997 $   938
                                       =========================

9. LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE

   Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in future policy benefits, is summarized as follows:

                                  Years Ended December 31,
                                          2001      2000
                                  --------------------------
                                        (In Millions)
          Balance at January 1            $130          $116
          Incurred related to:
            Current year                   569           395
            Prior years                    (12)          (19)
                                  --------------------------
          Total incurred                   557           376
                                  --------------------------
          Paid related to:
            Current year                   448           297
            Prior years                     80            65
                                  --------------------------
          Total paid                       528           362
                                  --------------------------
          Balance at December 31          $159          $130
                                  ==========================

   As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $12 million and $19 million for the years ended December 31, 2001 and 2000, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. SHORT-TERM AND LONG-TERM DEBT

   Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 2001 and 2000. As of December 31, 2001 and 2000, Pacific Life had a revolving credit facility of $350 million. There was no debt outstanding under the revolving credit facility as of December 31, 2001 and 2000.

   PAM had bank borrowings outstanding of $275 million and $195 million as of December 31, 2001 and 2000, respectively. The interest rate was 2.3% and 6.9% as of December 31, 2001 and 2000, respectively. The amount of the borrowings and the interest rates are reset monthly. The borrowing limit for PAM as of December 31, 2001 and 2000, was $275 million and $215 million, respectively.

   Grayhawk has a note payable with a maturity date of May 22, 2008. The note bears a fixed rate of interest of 7.6%. The outstanding balance as of December 31, 2001 and 2000 was $14 million.

   Pacific Life has $150 million of long-term debt, which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2001, 2000 and 1999 and is included in net investment income.

11. INCOME TAXES

   The provision for income taxes is as follows:

                                                  Years Ended December 31,
                                                     2001      2000     1999
                                                 ---------------------------
                                                       (In Millions)
    Current                                          $(5)      $ 34     $152
    Deferred                                          60        424       (8)
                                                 ---------------------------
    Provision for income taxes on income before
     cumulative adjustments due to changes in
     accounting principles                            55        458      144
    Deferred income tax provision on cumulative
     adjustments due to changes in accounting
     principles                                       (4)
                                                 ---------------------------
    Total                                            $51       $458     $144
                                                 ===========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)

   The sources of the Company's provision for deferred taxes are as follows:

                                                   Years Ended December 31,
                                                    2001      2000      1999
                                                  ----------------------------
                                                        (In Millions)
    Nonmonetary exchange of PIMCO Advisors units
     (Note 1)                                                   $447
    Deferred policy acquisition costs                 $ 99        57      $ 20
    Policyholder reserves                                7        19        51
    Duration hedging                                               3       (30)
    Investment valuation                                (7)      (19)      (28)
    Partnership income                                 (26)        3       (25)
    Low income housing credit carryover                (31)
    Other                                               14        (4)        4
                                                  ----------------------------
    Deferred taxes from operations                      56       506        (8)
    Release of deferred taxes in connection with
     nonmonetary exchange of PIMCO Advisors
     units (Note 1)                                              (82)
                                                  ----------------------------
    Provision for deferred taxes                      $ 56      $424      $ (8)
                                                  ============================

   In connection with the nonmonetary exchange of partnership units at PIMCO Advisors (Note 1), certain nonoperating deferred taxes previously established were released during the year ended December 31, 2000.

   A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                    Years Ended December 31,
                                                     2001      2000      1999
                                                   ----------------------------
                                                         (In Millions)
    Provision for income taxes at the statutory
     rate                                              $106      $509      $180
      State income taxes                                  4        25
      Nontaxable investment income                       (6)       (6)       (7)
      Low income housing and foreign tax credits        (28)      (22)      (19)
      Book to tax basis difference on nonmonetary
       exchange of PIMCO Advisors units (Note 1)                  (35)
      Other                                             (21)      (13)      (10)
                                                   ----------------------------
    Provision for income taxes on income before
     cumulative adjustments due to changes in
     accounting principles                               55       458       144
    Deferred income tax provision on cumulative
     adjustments due to changes in accounting
     principles                                          (4)
                                                   ----------------------------
    Total                                              $ 51      $458      $144
                                                   ============================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)

   The net deferred tax liability, included in other liabilities as of December 31, 2001 and 2000, is comprised of the following tax effected temporary differences:

                                                             December 31,
                                                             2001    2000
                                                            --------------
                                                            (In Millions)
        Deferred tax assets
          Policyholder reserves                             $  177   $ 184
          Investment valuation                                  99      92
          Deferred compensation                                 40      35
          Low income housing credit carryover                   31
          Duration hedging                                      18      18
          Partnership income                                    10
          Dividends                                              7       7
          Postretirement benefits                                6       8
          Other                                                  5      22
                                                            --------------
        Total deferred tax assets                              393     366
                                                            --------------
        Deferred tax liabilities
          Nonmonetary exchange of PIMCO Advisors
           units (Note 1)                                     (429)   (429)
          Deferred policy acquisition costs                   (200)   (101)
          Partnership income                                           (16)
          Depreciation                                          (2)     (2)
                                                            --------------
        Total deferred tax liabilities                        (631)   (548)
                                                            --------------
        Net deferred tax liability from operations            (238)   (182)
        Deferred taxes on World-Wide (Note 4)                          (11)
        Deferred taxes on OCI                                 (159)    (23)
                                                            --------------
        Net deferred tax liability                          $ (397)  $(216)
                                                            ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. COMPREHENSIVE INCOME (LOSS)

   The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder's equity and as follows. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI is as follows:

                                                   Years Ended December 31,
                                                    2001      2000      1999
                                                   ---------------------------
                                                         (In Millions)
    Gross Holding Gain (Loss):
      Holding gain (loss) on securities available
       for sale                                       $151     $ 457     $(948)
      Holding loss on derivatives                      (20)      (70)     (226)
      Income tax (expense) benefit                     (45)     (135)      411
    Reclassification adjustment:
      Realized (gain) loss on sale of securities
       available for sale                               (5)        3       (78)
      Realized loss on derivatives                      71
      Provision for income taxes (benefit)             (24)       (1)       27
    Allocation of holding (gain) loss to deferred
     policy
     acquisition costs                                   2       (27)       44
    Provision for income (taxes) benefit                (1)        9       (15)
                                                   ---------------------------
    Net unrealized gain (loss) on securities
     available for sale                                129       236      (785)
    Foreign currency translation adjustment             (1)       (4)       (1)
    Unrealized gain on interest in PIMCO Advisors
     (Note 1)                                          111        77
                                                   ---------------------------
    Total                                             $239      $309     $(786)
                                                   ===========================

13. REINSURANCE

   The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses is included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                                        December 31,
                                                         2001    2000
                                                        --------------
                                                        (In Millions)
      Universal life deposits                             $(79)   $(66)
      Future policy benefits                               155     156
      Unpaid claims                                         34      26
      Paid claims                                           16      13
      Other                                                 17      33
                                                        --------------
      Net reinsurance recoverable                         $143    $162
                                                        ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. REINSURANCE (Continued)

   As of December 31, 2001, 75% of the reinsurance recoverables were from two reinsurers, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

                                                      Years Ended December 31,
                                                        2001      2000     1999
                                                      ----------------------------
                                                            (In Millions)
      Direct premiums                                    $ 923     $ 646     $563
      Ceded reinsurance                                   (129)     (108)     (93)
      Assumed reinsurance                                   18        14       14
                                                      ---------------------------
      Insurance premiums                                 $ 812     $ 552     $484
                                                      ===========================

   Revenues and benefits are shown net of the following reinsurance transactions:

                                                     Years Ended December 31,
                                                       2001     2000    1999
                                                     -------------------------
                                                           (In Millions)
      Ceded reinsurance netted against policy fees       $ 85     $ 74    $ 52
      Ceded reinsurance netted against net
       investment income                                  266      244     212
      Ceded reinsurance netted against interest
       credited                                           210      161     111
      Ceded reinsurance netted against policy
       benefits                                           115      110      88
      Assumed reinsurance included in policy
       benefits                                            11       12       8

14. SEGMENT INFORMATION

   The Company has five operating segments: Life Insurance, Institutional Products, Annuities, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

   Prior to May 4, 2000, the Company had another operating segment, Investment Management. In connection with the PIMCO Advisors transaction (Note 1), Investment Management was no longer considered an operating segment by management and, effective May 5, 2000, it's activities are included in Corporate and Other. PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

   The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, sales centers, marketing organizations, National Association of Securities Dealers (NASD) firms and a national producer group that has produced over 10% of the segment's in force business.

   The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

   The Annuities segment offers variable and fixed annuities to individuals and small businesses through NASD firms, regional and national wirehouses, and financial institutions.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

   The Broker-Dealers segment includes five NASD registered firms that provide securities and insurance brokerage services and investment advisory services through approximately 3,100 registered representatives. Pacific Life's direct wholly owned broker-dealer subsidiary, Pacific Select Distributors, Inc. (PSD), primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and annuity contracts issued by Pacific Life. During 2001, PSD became the distributor of the Pacific Funds, a multi-class, open end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

   Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of World-Wide (Note 4). Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life's variable life and annuity products.

   The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain
   (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment's actual tax provision.

   The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

   Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant noncash item disclosed herein is interest credited to universal life and investment-type products.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 2001:

                               Life    Institutional             Group   Broker- Corporate
                             Insurance   Products    Annuities Insurance Dealers and Other  Total
    -----------------------------------------------------------------------------------------------
                                                         (In Millions)
    REVENUES
    Policy fees               $   582     $     2     $   237                              $   821
    Insurance premiums            (59)        113                $723             $   35       812
    Net investment income         645         831          67      19     $  1        65     1,628
    Net realized investment
     gain (loss)                                5                   2                (21)      (14)
    Commission revenue                                                     580      (399)      181
    Other income                   28          10          99       2       40        46       225
                             ---------------------------------------------------------------------
    Total revenues              1,196         961         403     746      621      (274)    3,653
                             ---------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits               205         351          27     557                 23     1,163
    Interest credited             506         456          67                                1,029
    Commission expenses           149           3         146      50      570      (394)      524
    Operating expenses            172          20         144     113       53       132       634
                             ---------------------------------------------------------------------
    Total benefits and
     expenses                   1,032         830         384     720      623      (239)    3,350
                             ---------------------------------------------------------------------

    Income (loss) before
     provision
     for income taxes
     (benefit)                    164         131          19      26       (2)      (35)      303
    Provision for income
     taxes (benefit)               38          34           1       7       (1)      (24)       55
                             ---------------------------------------------------------------------
    Income (loss) before
     cumulative adjustments
     due to changes in
     accounting principles        126          97          18      19       (1)      (11)      248
    Cumulative adjustments
     due to changes in
     accounting principles,
     net of taxes                  (3)         (8)         (1)      1                  4        (7)
                             ---------------------------------------------------------------------
    Net income (loss)         $   123     $    89     $    17    $ 20     $ (1)   $   (7)  $   241
                             =====================================================================


    Total assets              $18,216     $16,121     $17,928    $431     $ 74    $2,912   $55,682
    Deferred policy
     acquisition costs        $   923     $    75     $ 1,115                              $ 2,113
    Separate account assets   $ 3,615     $ 4,461     $15,382                              $23,458
    Policyholder and
     contract liabilities     $13,325     $10,965     $ 1,874    $212                      $26,376
    Separate account
     liabilities              $ 3,615     $ 4,461     $15,382                              $23,458

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 2000, except for the Investment Management Segment, which is for the period ended, May 4, 2000:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other  Total
    ---------------------------------------------------------------------------------------------------------
                                                               (In Millions)
    REVENUES
    Policy fees               $   541     $     3     $   225                                         $   769
    Insurance premiums            (49)         64           2    $511                        $   24       552
    Net investment income         609         838          58      29       $49      $  1        99     1,683
    Net realized investment
     gain (loss)                  (22)        (40)         (4)     (7)       10               1,060       997
    Commission revenue                                                                687      (417)      270
    Other income                   32           8          97       4         6        23        39       209
                             --------------------------------------------------------------------------------
    Total revenues              1,111         873         378     537        65       711       805     4,480
                             --------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits               190         298           6     385                                     879
    Interest credited             474         458          53                                    12       997
    Commission expenses           161           2         135      36                 650      (408)      576
    Operating expenses            159          20         126      93        27        47       103       575
                             --------------------------------------------------------------------------------
    Total benefits and
     expenses                     984         778         320     514        27       697      (293)    3,027
                             --------------------------------------------------------------------------------
    Income before provision
     for income taxes             127          95          58      23        38        14     1,098     1,453
    Provision for income
     taxes                         29          18          21       6         8         6       370       458
                             --------------------------------------------------------------------------------

    Net income                $    98     $    77     $    37    $ 17       $30      $  8    $  728   $   995
                             ================================================================================

    Total assets              $17,232     $17,908     $16,661    $374                $ 72    $2,537   $54,784
    Deferred policy
     acquisition costs        $   825     $    75     $   886                                $   10   $ 1,796
    Separate account assets   $ 3,543     $ 7,104     $15,271                                         $25,918
    Policyholder and
     contract liabilities     $12,439     $10,218     $ 1,019    $189                        $   87   $23,952
    Separate account
     liabilities              $ 3,543     $ 7,104     $15,271                                         $25,918

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information for the year ended December 31, 1999:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other Total
    --------------------------------------------------------------------------------------------------------
                                                              (In Millions)
    REVENUES
    Policy fees               $  509       $  3        $142                                           $  654
    Insurance premiums           (32)        25           6      $476                         $   9      484
    Net investment income        582        679          78        23       $116     $  1        31    1,510
    Net realized investment
     gain (loss)                  11         26                    (1)        10                 53       99
    Commission revenue                                                                583      (349)     234
    Other income                  25         11          57         3         15       19        15      145
                             -------------------------------------------------------------------------------
    Total revenues             1,095        744         283       501        141      603      (241)   3,126
                             -------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits              174        197          10       354                                    735
    Interest credited            451        418          65                                       4      938
    Commission expenses          163                     87        33                 549      (347)     485
    Operating expenses           128         17          48        84         78       42        56      453
                             -------------------------------------------------------------------------------
    Total benefits and
     expenses                    916        632         210       471         78      591      (287)   2,611
                             -------------------------------------------------------------------------------
    Income before provision
     for income taxes            179        112          73        30         63       12        46      515
    Provision for income
     taxes                        54         31          24        10         12        5         8      144
                             -------------------------------------------------------------------------------

    Net income                $  125       $ 81        $ 49      $ 20       $ 51     $  7     $  38   $  371
                             ===============================================================================

15. EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees' existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   Components of the net periodic pension expense (benefit) are as follows:

                                                 Years Ended December 31,
                                                  2001      2000      1999
                                                ----------------------------
                                                      (In Millions)
        Service cost - benefits earned during
         the year                                   $ 12      $  6      $  5
        Interest cost on projected benefit
         obligation                                   12        12        11
        Expected return on plan assets               (16)      (17)      (16)
        Amortization of net obligations and
         prior service cost                           (1)       (4)       (2)
                                                ----------------------------
        Net periodic pension expense (benefit)      $  7      $ (3)     $ (2)
                                                ============================

   The following tables set forth the changes in projected benefit obligation and plan assets and funded status reconciliation:

                                                         December 31,
                                                          2001    2000
                                                         --------------
                                                         (In Millions)
        Change in Projected Benefit Obligation:
        ---------------------------------------
        Projected benefit obligation, beginning of year    $170    $156
          Service cost                                       12       6
          Interest cost                                      12      12
          Plan expense                                       (1)     (1)
          Actuarial loss                                      4       5
          Benefits paid                                     (19)     (8)
                                                         --------------
        Projected benefit obligation, end of year          $178    $170
                                                         ==============

        Change in Plan Assets:
        ----------------------
        Fair value of plan assets, beginning of year       $197    $212
          Actual return on plan assets                      (13)     (6)
          Employer contributions                             17
          Plan expense                                       (1)     (1)
          Benefits paid                                     (19)     (8)
                                                         --------------
        Fair value of plan assets, end of year             $181    $197
                                                         ==============

        Funded Status Reconciliation:
        -----------------------------
        Funded status                                      $  3    $ 27
        Unrecognized transition asset                                (1)
        Unrecognized actuarial (gain) loss                   15     (18)
                                                         --------------
        Prepaid pension cost                               $ 18    $  8
                                                         ==============

  In determining the actuarial present value of the projected benefit obligation as of December 31, 2001 and 2000, the weighted average discount rate used was 7.0% and 7.5%, respectively, and the rate of increase in future compensation levels was 4.5% and 5.0%, respectively. The expected long-term rate of return on plan assets was 8.5% in 2001 and 2000.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   POSTRETIREMENT BENEFITS

   Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

   The net periodic postretirement benefit cost for the years ended December 31, 2001, 2000 and 1999 is $1 million. As of December 31, 2001 and 2000, the accumulated benefit obligation is $19 million and $20 million, respectively. The fair value of the plan assets as of December 31, 2001 and 2000 is zero. The amount of accrued benefit cost included in other liabilities is $24 million as of December 31, 2001 and 2000.

   The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 9.0% and 10.0% for 2001 and 2000, respectively, and is assumed to decrease gradually to 5.0% in 2005 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 8.0% and 9.0% for 2001 and 2000, respectively, and is assumed to decrease gradually to 4.5% in 2005 and remain at that level thereafter.

   The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2001 would be increased by 7.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 6.6%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2001 would be decreased by 6.6%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 6.4%.

   The discount rate used in determining the accumulated postretirement benefit obligation is 7.0% and 7.5% for 2001 and 2000, respectively.

   OTHER PLANS

   Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Pacific Life's RISP matches 75% of each employee contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $9 million, $8 million and $7 million for the years ended December 31, 2001, 2000 and 1999, respectively, and are included in operating expenses.

   The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million (ESOP Note) bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by contributions from Pacific Life. In 1999, Pacific Life loaned cash to the ESOP to pay off the ESOP Note due Pacific LifeCorp. Interest and principal payments made by the ESOP to Pacific Life continue to be funded by contributions from Pacific Life. The interest rate was reduced to 6.0% effective September 2, 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   The ESOP Note is included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference.

   On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan.

   The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts.

   The Company also has performance-based incentive compensation plans for its employees.

16. TRANSACTIONS WITH AFFILIATES

   Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $117 million, $115 million and $70 million for the years ended December 31, 2001, 2000 and 1999, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund and other affiliates based on an allocation of actual costs. Fees amounted to $948,000, $698,000 and $1,288,000 for the years ended December 31, 2001,
   2000 and 1999, respectively.

   PAM has an agreement to loan Pacific LifeCorp up to $350 million at variable rates. The outstanding balance as of December 31, 2001 was $70 million. There was no balance outstanding as of December 31, 2000. The interest rate as of December 31, 2001 was 2.2%.

   During 2001, PAM entered into an agreement to loan Aviation Capital Group Holding Corp., a subsidiary of Pacific LifeCorp, up to $100 million at variable rates. The outstanding balance as of December 31, 2001 was $18 million. The interest rate as of December 31, 2001 was 4.1%.

17. TERMINATION AND NONCOMPETITION AGREEMENTS

   The Company had termination and noncompetition agreements with certain former key employees of PAM's subsidiaries. In connection with the closing of the PIMCO Advisors transaction (Note 1), these agreements were assumed by Allianz. These agreements provided terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments. For the years ended December 31, 2000 and 1999, $14 million and $54 million, respectively, is included in operating expenses related to these agreements.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18. COMMITMENTS AND CONTINGENCIES

   The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2002                                                    $290
          2003 through 2006                                        234
          2007 and thereafter                                       82
                                                                  ----
        Total                                                     $606
                                                                  ====

   The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $15 million, $14 million and $9 million for the years ended December 31, 2001, 2000 and 1999, respectively. Aggregate minimum future commitments are as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2002                                                    $ 16
          2003 through 2006                                         53
          2007 and thereafter                                       31
                                                                  ----
        Total                                                     $100
                                                                  ====

   The Company has investments in entities that are not consolidated because of control and substantive ownership by independent third parties. There are no material unrecorded liabilities and all material guarantees and commitments have been disclosed herein.

   The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

   ---------------------------------------------------------------------------

                    PACIFIC VALUE FOR PRUDENTIAL SECURITIES

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2002

                        PACIFIC VALUE VARIABLE ANNUITY

                              SEPARATE ACCOUNT A

                               ----------------

Pacific Value (the "Contract") is a variable annuity contract offered by Pacific Life Insurance Company ("Pacific Life").

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated May 1, 2002, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.

                               ----------------

                        Pacific Life Insurance Company
                        Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187

                                1-800-722-2333

                               TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
PERFORMANCE............................................................     1
  Total Returns........................................................     1
  Yields...............................................................     2
  Performance Comparisons and Benchmarks...............................     3
  Separate Account Performance.........................................     3

DISTRIBUTION OF THE CONTRACTS..........................................    11
  Pacific Select Distributors, Inc. (PSD)..............................    11

THE CONTRACTS AND THE SEPARATE ACCOUNT.................................    12
  Calculating Subaccount Unit Values...................................    12
  Variable Annuity Payment Amounts.....................................    12
  Corresponding Dates..................................................    14
  Age and Sex of Annuitant.............................................    14
  Systematic Transfer Programs.........................................    15
  Pre-Authorized Withdrawals...........................................    17
  Death Benefit........................................................    17
  Joint Annuitants on Qualified Contracts..............................    17
  1035 Exchanges.......................................................    17
  Safekeeping of Assets................................................    18

FINANCIAL STATEMENTS...................................................    18

INDEPENDENT AUDITORS...................................................    18

                                  PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its "average annual total return" over various periods of time. "Total return" represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount's average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the "initial payment") and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount ("full withdrawal value"). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any Credit Enhancement, any charges for applicable premium taxes, any non-recurring fees or charges, any increase in the Risk Charge for an optional Death Benefit Rider, or any charge for the optional GIA or EEG Riders. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

                    T = (ERV/P)(to the power of 365/N) - 1

 where T    =  average annual total return
       ERV  =  ending redeemable value
       P    =  hypothetical initial payment of $1,000
       N    =  number of days

Average annual total return figures will be given for recent one-, three-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount's operations, or on a year-by-year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Subaccount's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use "aggregate" total return figures along with its "average annual" total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge.

Non-Standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any Credit Enhancement and/or withdrawal charges, increases in Risk Charges, any charge for the optional GIA or EEG Riders, charges for premium taxes, and any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Money Market Subaccount

The "yield" (also called "current yield") of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount's Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1) (To the power of 365/7)] -1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect any Credit Enhancement, the deduction of charges for any applicable premium taxes, any increase in the Risk Charge for an optional Death Benefit Rider, or any charge for the optional GIA or EEG Riders, but do reflect a deduction for the Risk Charge and the Administrative Fee.

At December 31, 2001, the Money Market Subaccount's current yield was 0.30% and the effective yield was 0.30%.

Other Subaccounts

"Yield" of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

      YIELD = 2[(a-b + 1) (to the power of 6 - 1]
                 ---
                 cd

 where: a    =  net investment income earned during the period by the Portfolio attributable to the Subaccount.
        b    =  expenses accrued for the period (net of reimbursements).
        c    =  the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
        d    =  the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge and Administrative Fee, but does not reflect any Credit Enhancement, any withdrawal charge, any charge for applicable premium taxes, any increase in the Risk Charge for an optional Death Benefit Rider, or any charge for the optional GIA or EEG Riders, or any non-recurring fees or charges.

The Subaccounts' yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Pacific Select Fund and The Prudential Series Fund, Class II, allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount's performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the

Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research and Data Service ("VARDS(R)") or Morningstar, Inc. ("Morningstar"), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS(R) prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron's, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount's performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Separate Account Performance

The Contract was not available prior to 1999. However, in order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Subaccounts.

The following tables present the annualized total return for each Variable Account for the period from each such Variable Account's commencement of operations through December 31, 2001.

The full withdrawal value (FWV) columns show actual performance based on Contract Values after applicable withdrawal charges are deducted. If you make a partial withdrawal within seven years of any Purchase Payment, or you surrender your Contract within seven years of any Purchase Payment, a withdrawal charge may be imposed.

The accumulated value (AV) columns show actual performance based on Contract Values without any deduction for withdrawal charges. If you make a partial withdrawal within seven years of any Purchase Payment, or you surrender your Contract within seven years of any Purchase Payment, a withdrawal charge may be deducted from your Contract Value (See CHARGES, FEES AND DEDUCTIONS-- Withdrawal Charge in the Prospectus). However, AV is important as it is the basis for which various charges and Contract benefits are determined. For example, the minimum and enhanced death benefits are calculated based on AV, AV is used for calculating income under the GIA Rider and calculating the Earnings Enhancement Guarantee amount under the EEG Rider, and Contract fees and charges are based on AV.

Both the FWV and AV columns in each table reflect a Credit Enhancement of 3% and 4%, respectively, and any deductions for other fees and charges applicable to the Contract.

Any charges for non-recurring fees and charges, premium taxes, optional Death Benefit Rider, or optional GIA or EEG Riders are not reflected.

 The results shown in this section are not an estimate or guarantee of future investment performance.

                    Historical Separate Account Performance
        Annualized Rates of Return for Periods Ended December 31, 2001 Returns include a Credit Enhancement of 3%, applied at beginning of period
                   All numbers are expressed as a percentage


                                                                                                    Since
                                 1 Year                3 Years               5 Years              Inception
                          --------------------- --------------------- --------------------- ---------------------
                           FWV with  AV without  FWV with  AV without  FWV with  AV without  FWV with  AV without withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal
Variable Accounts          charge+     charge    charge+     charge    charge+     charge    charge+     charge
-----------------         ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Blue Chip 1/2/01* ......    (23.60)    (17.30)                                                (23.60)    (17.30)
Aggressive Growth
 1/2/01*................    (24.83)    (18.53)                                                (24.83)    (18.53)
Emerging Markets
 4/17/96*...............    (13.56)     (7.26)    (6.11)     (3.79)     (10.38)    (9.03)      (9.83)     (8.59)
Diversified Research
 1/3/00*................     (7.53)     (1.23)                                                  0.53       3.62
Small-Cap Equity
 10/1/99*...............     (7.33)     (1.03)     1.27       3.28        6.78      7.46        8.99       8.99
I-Net Tollkeeper
 5/1/00*................    (39.16)    (32.86)                                                (43.29)    (37.94)
Financial Services
 1/2/01*................    (12.14)     (5.84)                                                (12.14)     (5.84)
Health Sciences 1/2/01*.    (12.55)     (6.25)                                                (12.55)     (6.25)
Technology 1/2/01*......    (46.32)    (40.02)                                                (46.32)    (40.02)
Telecommunications
 1/2/01*................    (52.19)    (45.89)                                                (52.19)    (45.89)
Multi-Strategy 1/2/96*..     (5.91)      0.39     (0.34)      1.73        7.00      7.67        8.89       8.89
Large-Cap Core 1/2/96*
 (formerly called
 Equity Income) ........    (13.75)     (7.45)    (3.88)     (1.66)       7.44      8.11       (0.97)      0.71
Strategic Value
 10/2/00*...............    (14.76)     (8.46)                                                 (8.96)     (5.56)
Growth LT 1/2/96*.......    (34.76)    (28.46)     0.53       2.57       12.45     13.00       16.34      16.34
Focused 30 10/2/00*.....    (18.31)    (12.01)                                                (18.72)    (14.93)
Mid-Cap Value 1/4/99*...      8.77      15.07                                                  12.11      13.76
International Value
 1/2/96*................    (26.96)    (20.66)    (8.08)     (5.66)      (2.15)    (1.19)       4.47       4.47
Capital Opportunities
 1/2/01*................    (20.52)    (14.22)                                                (20.52)    (14.22)
Global Growth 1/2/01*...    (19.95)    (13.65)                                                (19.95)    (13.65)
Equity Index 1/2/96*....    (17.08)    (10.78)    (3.95)     (1.73)       8.89      9.53       12.41      12.41
Small-Cap Index 1/4/99*.     (2.98)      3.32                                                   3.02       4.97
Real Estate 1/4/99*
 (formerly
 called REIT)...........      3.94      10.24                                                  10.83      12.52
Inflation Managed
 1/2/96*................     (0.41)      5.89      2.17       4.14        4.87      5.60        6.65       6.65
Managed Bond 1/2/96*....      2.70       9.00      3.12       5.06        5.53      6.24        7.30       7.30
Money Market 1/2/96*....     (0.82)      5.48      2.60       4.55        3.49      4.26        4.03       4.03
High Yield Bond 1/2/96*.     (3.37)      2.93     (2.44)     (0.28)       0.72      1.58        6.77       6.77
Aggressive Equity
 4/17/96*...............    (22.25)    (15.95)    (8.79)     (6.34)      (2.22)    (1.25)      (0.76)      0.03
Jennison 9/6/01*
 (formerly called
 Prudential Jennison) ..                                                                        5.38      11.68**
Value 9/6/01*...........                                                                        0.11       6.41**
SP Jennison
 International Growth
 9/6/01*................                                                                       (3.00)      3.30**
SP Prudential U.S.
 Emerging Growth
 9/6/01*................                                                                        4.10      10.40**

-------
*  Date Variable Account commenced operations.

**  Total return not annualized for periods less than one full year.


+ If you surrender your contract and a withdrawal charge applies, you would receive the Full Withdrawal Value (FWV) and not the Account Value (AV). Compare FWV to AV to see how withdrawal charges reduce total returns. AV is used to determine contract benefits and charges.

Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed. Effective December 1, 2001, Putnam Investment Management, LLC became the Portfolio Manager of the Aggressive Equity; prior to May 1, 1998 some of the investment policies of the Aggressive Equity Portfolio differed.

                    Historical Separate Account Performance
        Annualized Rates of Return for Periods ending December 31, 2001 Returns include a Credit Enhancement of 4%, applied at beginning of period
                   All numbers are expressed as a percentage


                                 1 Year*              3 Years*          Since Inception*
                          --------------------- --------------------- ---------------------
                           FWV with  AV without  FWV with  AV without  FWV with  AV without withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal
Variable Accounts          charge+     charge    charge+     charge    charge+     charge
-----------------         ---------- ---------- ---------- ---------- ---------- ----------
Blue Chip 1/2/01*.......    (22.80)    (16.50)                          (22.80)    (16.50)
Aggressive Growth
 1/2/01*................    (24.04)    (17.74)                          (24.04)    (17.74)
Emerging Markets
 4/17/96*...............    (12.66)     (6.36)    (5.78)     (3.48)      (9.91)     (8.66)
Diversified Research
 1/3/00*................     (6.57)     (0.27)                            1.04       4.12
Small-Cap Equity
 10/1/99*...............     (6.37)     (0.07)     1.62       3.61       (3.84)     (0.96)
I-Net Tollkeeper
 5/1/00*................    (38.51)    (32.21)                          (42.91)    (37.58)
Financial Services
 1/2/01*................    (11.23)     (4.93)                          (11.23)     (4.93)
Health Sciences 1/2/01*.    (11.64)     (5.34)                          (11.64)     (5.34)
Technology 1/2/01*......    (45.74)    (39.44)                          (45.74)    (39.44)
Telecommunications
 1/2/01*................    (51.67)    (45.37)                          (51.67)    (45.37)
Multi-Strategy 1/2/96*..     (4.94)      1.36      0.00       2.06        7.78       8.29
Large-Cap Core 1/2/96*
 (formerly called Equity
 Income) ...............    (12.85)     (6.55)    (3.55)     (1.35)       9.17       9.65
Strategic Value
 10/2/00*...............    (13.87)     (7.57)                          (13.23)     (8.03)
Growth LT 1/2/96*.......    (34.06)    (27.76)     0.87       2.90       13.31      13.70
Focused 30 10/2/00*.....    (17.45)    (11.15)                          (27.62)    (22.20)
Mid-Cap Value 1/4/99*...      9.89      16.19                            12.49      14.13
International Value
 1/2/96*................    (26.19)    (19.89)    (7.76)     (5.36)       1.32       2.01
Capital Opportunities
 1/2/01*................    (19.69)    (13.39)                          (19.69)    (13.39)
Global Growth 1/2/01*...    (19.11)    (12.81)                          (19.11)    (12.81)
Equity Index 1/2/96*....    (16.22)     (9.92)    (3.62)     (1.41)      10.89      11.34
Small-Cap Index 1/4/99*.     (1.97)      4.33                             3.37       5.31
Real Estate 1/4/99*
 (formerly called REIT).      5.01      11.31                            11.21      12.89
Inflation Managed
 1/2/96*................      0.62       6.92      2.51       4.47        4.47       5.07
Managed Bond 1/2/96*....      3.76      10.06      3.47       5.40        5.25       5.82
Money Market 1/2/96*....      0.21       6.51      2.95       4.89        3.70       4.31
High Yield Bond 1/2/96*.     (2.37)      3.93     (2.10)      0.04        2.38       3.04
Aggressive Equity
 4/17/96*...............    (21.43)    (15.13)    (9.31)     (6.83)      (0.42)      0.00
Jennison 9/6/01*
 (formerly called
 Prudential Jennison)...                          (8.48)     (6.03)       2.98       9.28**
Value 9/6/01*...........                                                  2.22       8.52**
SP Jennison
 International Growth
 9/6/01*................                                                 (1.00)      5.30**
SP Prudential U.S.
 Emerging Growth
 9/6/01*................                                                 (2.95)      3.35**

-------
*  Date Variable Account commenced operations.

** Total return not annualized for periods less than one full year.


+ If you surrender your contract and a withdrawal charge applies, you would receive the Full Withdrawal Value (FWV) and not the Account Value (AV). Compare FWV to AV to see how withdrawal charges reduce total returns. AV is used to determine contract benefits and charges.

Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed. Effective December 1, 2001, Putnam Investment Management, LLC became the Portfolio Manager of the Aggressive Equity; prior to May 1, 1998 some of the investment policies of the Aggressive Equity Portfolio differed.

The Equity Income and Research Subaccounts had not begun operations as of December 31, 2001; therefore there is no historical value available for these Subaccounts.

In order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Portfolios.

The Separate Account commenced operations as of January 2, 1996. Therefore, no historical performance data exists for the Subaccounts prior to that date. The following tables represent what the performance of the Subaccounts would have been if the Subaccounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated time period. Eight of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988. The Equity Index Portfolio has been in operation since January 30, 1991; the Growth LT Portfolio since January 4, 1994; the Aggressive Equity and Emerging Markets Portfolios since April 1, 1996; the Mid-Cap Value, Small-Cap Index, and Real Estate (formerly called REIT) Portfolios since January 4, 1999; the Diversified Research Portfolio since January 3, 2000; the I-Net Tollkeeper Portfolio since May 1, 2000; the Strategic Value and Focused 30 Portfolios since October 2, 2000; the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, and Global Growth Portfolios since January 2, 2001; the Jennison (formerly called Prudential Jennison) Portfolio, (Class II), since February 10, 2000; and the SP Jennison International Growth Portfolio, (Class
II), since October 4, 2000, and the Equity Income and Research Portfolios since January 2, 2002. Because the Subaccounts had not commenced operations until January 2, 1996 or later, as indicated in the chart above, and because the Contracts were not available until 1999, these are not actual performance numbers for the Subaccounts or for the Contract.


The following tables present hypothetical total return numbers.

The full withdrawal value (FWV) column shows actual performance based on what the Contract Values would have been after withdrawal charges are deducted. If you make a partial withdrawal within seven years of making any Purchase Payment, or you surrender your Contract within seven years of making any Purchase Payment, a withdrawal charge may be imposed.

The accumulated value (AV) columns show actual performance based on what the Contract Values would have been without any deduction for withdrawal charges. If you make a partial withdrawal within seven years of any Purchase Payment, or you surrender your Contract within seven years of any Purchase Payment, a withdrawal charge may be deducted from your Contract Value (See CHARGES, FEES AND DEDUCTIONS--Withdrawal Charge in the Prospectus). However, AV is important as it is the basis for which various charges and Contract benefits are determined. For example, the minimum and enhanced death benefits are calculated based on AV, AV is used for calculating income under the GIA Rider and calculating the Earnings Enhancement Guarantee amount under the EEG Rider, and Contract fees and charges are based on AV.

Both the FWV and AV columns in each table reflect a Credit Enhancement of 3% and 4%, respectively, and any deductions for other fees and charges applicable to the Contract.

Any charges for non-recurring fees and charges, premium taxes, optional Death Benefit Rider, or optional GIA or EEG Rider are not reflected. The information presented also includes data representing unmanaged market indices.

  The results shown in this section are not an estimate or guarantee of future investment performance.

            Historical and Hypothetical Separate Account Performance Annualized Rates of Return for Periods ending December 31, 2001
   Returns include a Credit Enhancement of 3%, applied at beginning of period
                   All numbers are expressed as a percentage


                             1 Year*              3 Years*              5 Years*              10 Years*        Since Inception*
                     --------------------- --------------------- --------------------- --------------------- ----------------------
                      FWV with  AV without  FWV with  AV without  FWV with  AV without  FWV with  AV without  FWV with  AV without
Variable             withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal
Accounts              charge+     charge    charge+     charge    charge+     charge    charge+     charge    charge+     charge
--------             ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -----------
Blue Chip...........  (23.60)    (17.30)                                                                      (23.60)    (17.30)
Aggressive Growth...  (24.83)    (18.53)                                                                      (24.83)    (18.53)
Emerging Markets....  (13.56)     (7.26)    (6.11)     (3.79)     (10.38)    (9.03)                           (10.07)     (8.81)
Diversified
 Research...........   (7.53)     (1.23)                                                                        0.53       3.62
Small-Cap Equity....   (7.33)     (1.03)     1.27       3.28        6.78      7.46      10.64      10.64       (4.28)     (1.38)
I-Net Tollkeeper....  (39.16)    (32.86)                                                                      (43.29)    (37.94)
Financial Services..  (12.14)     (5.84)                                                                      (12.14)     (5.84)
Health Sciences.....  (12.55)     (6.25)                                                                      (12.55)     (6.25)
Technology..........  (46.32)    (40.02)                                                                      (46.32)    (40.02)
Telecommunications..  (52.19)    (45.89)                                                                      (52.19)    (45.89)
Multi-Strategy......   (5.91)      0.39     (0.34)      1.73        7.00      7.67       8.01       8.01        7.60       8.11
Large-Cap Core
 (formerly called
 Equity Income).....  (13.75)     (7.45)    (3.88)     (1.66)       7.44      8.11       9.43       9.43        8.99       9.48
Strategic Value.....  (14.76)     (8.46)                                                                      (13.95)     (8.74)
Growth LT...........  (34.76)    (28.46)     0.53       2.57       12.45     13.00                             13.12      13.52
Focused 30..........  (18.31)    (12.01)                                                                      (28.23)    (22.80)
Mid-Cap Value.......    8.77      (5.07)                                                                       12.11      13.76
International
 Value..............  (26.96)    (20.66)    (8.08)     (5.66)      (2.15)    (1.19)      3.64       3.64        1.15       1.84
Capital
 Opportunities......  (20.52)    (14.22)                                                                      (20.52)    (14.22)
Global Growth.......  (19.95)    (13.65)                                                                      (19.95)    (13.65)
Equity Index........  (17.08)    (10.78)    (3.95)     (1.73)       8.89      9.53      11.27      11.27       10.71      11.16
Small-Cap Index.....   (2.98)      3.32                                                                         3.02       4.97
Real Estate ........    3.94      10.24                                                                        10.83      12.52
Inflation Managed...   (0.41)      5.89      2.17       4.14        4.87      5.60       5.41       5.41        4.30       4.90
Managed Bond........    2.70       9.00      3.12       5.06        5.53      6.24       6.16       6.16        5.07       5.65
Money Market........   (0.82)      5.48      2.60       4.55        3.49      4.26       3.42       3.42        3.52       4.14
High Yield Bond.....    3.37       2.93     (2.44)     (0.28)       0.72      1.58       6.50       6.50        2.21       2.87
Aggressive Equity...  (22.25)    (15.95)     8.79      (6.34)      (2.22)    (1.25)                            (0.60)      0.19
Jennison (formerly
 called Prudential
 Jennison) .........    5.67      11.97                                                                       (25.26)    (21.05)**
Value...............                                                                                          (16.14)     (9.84)**
SP Jennison
 International
 Growth.............   (2.79)      3.51                                                                       (43.57)    (37.82)**
SP Prudential U.S.
 Emerging Growth....    4.38      10.68                                                                       (29.99)    (24.60)**



Major Indices                                  1 Year  3 Years 5 Years 10 Years
-------------                                  ------  ------- ------- --------
Credit Suisse First Boston High Yield.........   5.80    1.18    3.25    7.85
Lehman Brothers Aggregate Bond................   8.42    6.27    7.43    7.23
Lehman Brothers Government Bond...............   7.24    5.88    7.40    7.14
Lehman Brothers Inflation Linked Treasury.....   7.90    7.72     N/A     N/A
Lehman Brothers Government/Credit.............   8.51    5.89    7.36    7.27
Merrill Lynch 3-Month U.S. T-Bill.............   4.42    5.14    5.20    4.86
Morgan Stanley Capital International All
 Country World Free........................... (16.82)  (3.37)   5.37    8.05
Morgan Stanley Capital International Emerging
 Markets Free.................................  (2.37)   4.08   (5.74)   3.05
Morgan Stanley Capital International Europe,
 Australasia & Far East....................... (21.21)  (4.79)   1.17    4.76
North American Real Estate Investment Trust
 Equity.......................................  13.93   11.15    6.38   11.63
Russell 1000 Growth........................... (20.42)  (6.32)   8.27   10.80
Russell 2000..................................   2.49    6.42    7.52   11.51
Russell 2500..................................   1.22    9.43   10.34   13.13
Russell 2500 Growth........................... (10.83)   5.17    6.60    9.49
Russell Midcap................................  (5.62)   6.50   11.40   13.58
Russell Midcap Growth......................... (20.15)   2.16    9.02   11.10
Standard & Poor's 500 Composite Stock Price... (11.88)  (1.03)  10.70   12.93

-------

* The performance of the Aggressive Equity, Emerging Markets, Multi-Strategy, Large-Cap Core, and International Value Variable Accounts for all or portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Multi-Strategy and Large-Cap Core Portfolios; prior to January 1, 1994, some of the investment policies of the Multi-Strategy Portfolio and the investment objective of the Large-Cap Core Portfolio differed. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed. The Equity Income and Research Portfolios started operations after December 31, 2001 and there is no historical value available for these Subaccounts. Effective December 1, 2001, Putnam Investment Management, LLC became the Portfolio Manager of the Aggressive Equity; prior to May 1, 1998 some of the investment policies of the Aggressive Equity Portfolio differed.


**  Total return not annualized for periods less than one full year.


+ If you surrender your contract and a withdrawal charge applies, you would receive the Full Withdrawal Value (FWV) and not the Account Value (AV). Compare FWV to AV to see how withdrawal charges reduce totals returns. AV is used to determine contract benefits and charges.

            Historical and Hypothetical Separate Account Performance Annualized Rates of Return for Periods ending December 31, 2001
   Returns include a Credit Enhancement of 4%, applied at beginning of period
                   All numbers are expressed as a percentage


                            1 Year*              3 Years*              5 Years*              10 Years*         Since Inception*
                     --------------------- --------------------- --------------------- --------------------- ----------------------
                      FWV with  AV without  FWV with  AV without  FWV with  AV without  FWV with  AV without  FWV with  AV without
Variable             withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal withdrawal
Accounts              charge+     charge    charge+     charge    charge+     charge    charge+     charge    charge+     charge
--------             ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -----------
Blue Chip...........  (22.80)    (16.50)                                                                      (22.80)    (16.50)
Aggressive
 Growth.............  (24.04)    (17.74)                                                                      (24.04)    (17.74)
Emerging
 Markets............  (12.66)     (6.36)    (12.66)     (6.36)    (10.20)    (8.85)                            (9.66)     (8.43)
Diversified
 Research...........   (6.57)     (0.27)     (6.57)     (0.27)                                                  1.04       4.12
Small-Cap
 Equity.............   (6.37)     (0.07)     (6.37)     (0.07)                          10.75      10.75        9.07       9.07
I-Net
 Tollkeeper.........  (38.51)    (32.21)    (38.51)    (32.21)                                                (42.91)    (37.58)
Financial
 Services...........  (11.23)     (4.93)                                                                      (11.22)     (4.92)
Health Sciences.....  (11.64)     (5.34)                                                                      (11.64)     (5.34)
Technology..........  (45.74)    (39.44)                                                                      (45.74)    (39.44)
Telecommunications..  (51.67)    (45.37)                                                                      (51.67)    (45.37)
Multi-Strategy......   (4.94)      1.36      (4.94)      1.36       7.21       7.88      8.12       8.12        8.96       8.96
Large-Cap Core
 (formerly
 called Equity
 Income) ...........  (12.85)     (6.55)    (12.85)     (6.55)      7.66       8.32      9.54       9.54       (0.70)      0.97
Strategic Value.....  (13.87)     (7.57)    (13.87)     (7.57)                                                 (8.49)     (5.10)
Growth LT...........  (34.06)    (27.76)    (34.06)    (27.76)     12.67      13.22                            16.50      16.50
Focused 30..........  (17.45)    (11.15)    (17.45)    (11.15)                                                (18.29)    (14.52)
Mid-Cap Value.......    9.89      16.19       9.89      16.19                                                  12.49      14.13
International
 Value..............  (26.19)    (19.89)    (26.19)    (19.89)     (1.95)     (0.99)     3.74       3.74        4.55       4.55
Capital
 Opportunities......  (19.69)    (13.39)                                                                      (19.69)    (13.39)
Global Growth.......  (19.11)    (12.81)                                                                      (19.11)    (12.81)
Equity Index........  (16.22)     (9.92)    (16.22)     (9.92)      9.11       9.74     11.38      11.38       12.50      12.50
Small-Cap Index.....   (1.97)      4.33      (1.97)      4.33                                                   3.37       5.31
Real Estate
 (formerly
 called REIT).......    5.01      11.31       5.01      11.31                                                  11.21      12.89
Inflation
 Managed............    0.62       6.92       0.62       6.92       5.08       5.81      5.51       5.51        6.72       6.72
Managed Bond........    3.76      10.06       3.76      10.06       5.74       6.45      6.26       6.26        7.38       7.38
Money Market........    0.21       6.51       0.21       6.51       3.70       4.46      3.52       3.52        4.10       4.10
High Yield Bond.....   (2.37)      3.93      (2.37)      3.93       0.92       1.77      6.60       6.60        6.84       6.84
Aggressive
 Equity.............  (21.43)    (15.13)    (21.43)    (15.13)     (2.02)     (1.06)                           (0.59)      0.20
Jennison
 (formerly
 called
 Prudential
 Jennison)..........    6.47      12.77                                                                       (24.83)    (20.64)**
Value...............                                                                                          (15.26)     (8.96)**
SP Jennison
 International
 Growth.............   (1.99)      4.31                                                                       (43.08)    (37.33)**
SP Prudential
 U.S. Emerging
 Growth.............    5.18      11.48                                                                       (29.41)    (24.02)**



Major Indices                                  1 Year  3 Years 5 Years 10 Years
-------------                                  ------  ------- ------- --------
Credit Suisse First Boston High Yield.........   5.80    1.18    3.25    7.85
Lehman Brothers Aggregate Bond................   8.42    6.27    7.43    7.23
Lehman Brothers Government Bond...............   7.24    5.88    7.40    7.14
Lehman Brothers Inflation Linked Treasury.....   7.90    7.72     N/A     N/A
Lehman Brothers Government/Credit.............   8.51    5.89    7.36    7.27
Merrill Lynch 3-Month U.S. T-Bill.............   4.42    5.14    5.20    4.86
Morgan Stanley Capital International All
 Country World Free........................... (16.82)  (3.37)   5.37    8.05
Morgan Stanley Capital International Emerging
 Markets Free.................................  (2.37)   4.08   (5.74)   3.05
Morgan Stanley Capital International Europe,
 Australasia & Far East....................... (21.21)  (4.79)   1.17    4.76
North American Real Estate Investment Trust
 Equity.......................................  13.93   11.15    6.38   11.63
Russell 1000 Growth........................... (20.42)  (6.32)   8.27   10.80
Russell 2000..................................   2.49    6.42    7.52   11.51
Russell 2500..................................   1.22    9.43   10.34   13.13
Russell 2500 Growth........................... (10.83)   5.17    6.60    9.49
Russell Midcap................................  (5.62)   6.50   11.40   13.58
Russell Midcap Growth......................... (20.15)   2.16    9.02   11.10
Standard & Poor's 500 Composite Stock Price... (11.88)  (1.03)  10.70   12.93

-------
* The performance of the Aggressive Equity, Emerging Markets, Multi-Strategy, Equity Income, and International Value Variable Accounts for all or portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Multi-Strategy and Equity Income Portfolios; prior to January 1, 1994, some of the investment policies of the Multi-Strategy Portfolio and the investment objective of the

  Equity Income Portfolio differed. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed. The Equity Income and Research Portfolios started operations after December 31, 2001 and there is no historical value available for these Subaccounts. Effective December 1, 2001, Putnam Investment Management, LLC became the Portfolio Manager of the Aggressive Equity; prior to May 1, 1998 some of the investment policies of the Aggressive Equity Portfolio differed.

**  Total Return not annualized for periods less than one full year.


+ If you surrender your contract and a withdrawal charge applies, you would receive the Full Withdrawal Value (FWV) and not the Account Value (AV). Compare FWV to AV to see how withdrawal charges reduce total returns. AV is used to determine contract benefits and charges.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis. The chart shows accumulations on a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the Credit Enhancement, the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily Account Value), the Administrative Fee (equal to an annual rate of 0.15% of average daily Account Value), any increase in the Risk Charge for an optional Death Benefit Rider (equal to a maximum annual rate of .35% of average daily Account Value), any charge for the optional GIA or EEG Riders (equal to an annual rate of .30% and 0.25% of average daily Account Value, respectively), any charge for premium taxes, or the expenses of an underlying investment vehicle, such as the Pacific Select Fund or The Prudential Series Fund, Class II. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are less than 5 years old, 5% of the amount withdrawn attributable to Purchase Payments that are five and six years old, and 4% of the amount withdrawn attributable to Purchase Payments that are seven years old. The age of the Purchase Payments is considered 1 year old in the Contract Year we receive it and increases by one year on the beginning of the day preceding each Contract Anniversary. There is no withdrawal charge on withdrawals attributed to Purchase Payments at least 8 years old, or to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of your Purchase Payments that are less than 8 years old plus 100% of all Purchase Payments that have an age of 8 years or more, or on withdrawals of your Earnings. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payments.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             Power of Tax Deferral

   $10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 36%

                              [GRAPH APPEARS HERE]

                           Taxable                 Tax-Deferred
                          Investment                Investment
                          ----------               ------------
      10 Years
         0%               $10,000.00                $10,000.00
         4%               $12,875.97                $13,073.56
         8%               $16,476.07                $17,417.12

      20 Years
         0%               $10,000.00                $10,000.00
         4%               $16,579.07                $17,623.19
         8%               $27,146.07                $33,430.13

      30 Years
         0%               $10,000.00                $10,000.00
         4%               $21,347.17                $24,357.74
         8%               $44,726.05                $68,001.00

                         DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (PSD)

Pacific Select Distributors, Inc., a subsidiary of ours, acts as the principal underwriter ("distributor") of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for acting as principal underwriter under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2001, 2000, and 1999 with regard to this Contract was $90,421,637, $125,729,698 and $92,622,668 respectively, of which $0 was retained.

                    THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

                                    Y X Z

where (Y)= the Unit Value for that Subaccount as of the end of the preceding
           Business Day; and

      (Z)= the Net Investment Factor for that Subaccount for the period (a "valuation period") between that Business Day and the immediately preceding Business Day.

The "Net Investment Factor" for a Subaccount for any valuation period is equal to:

                                   (A/B) - C

where (A)= the "per share value of the assets" of that Subaccount as of the end of that valuation period, which is equal to: a+b+c where (a)= the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
      (b)= the per share amount of any dividend or capital gain distributions made by the Pacific Select Fund or The Prudential Series Fund for that Portfolio (or Portfolio class) during that valuation period; and
      (c)= any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;
      (B)= the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
      (C)= a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk Charge plus any applicable increase in the Risk charge and the Administrative Fee (see CHARGES, FEES AND DEDUCTIONS in the Prospectus).

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing each Account Value proportionately, relative to your Account Value in each Subaccount and in the Fixed Option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Net Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Net Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable withdrawal charge, and any charges for premium taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract's Option Table for your Annuity Option (the "Annuity Option Table"). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option

Table yields will be based on the Annuitant's age (and, in certain cases, sex) and assumes a 5% rate of return, as described in more detail below.

  Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the "Subaccount Annuity Unit Value") as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount's Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table's implicit assumed annual investment return on amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for an Optional Death Benefit Rider is not charged on and after the Annuity Date.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the "Assumed Investment Return" Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant's age, and, in some cases, the Annuitant's sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% (or such other rate of return you may elect) each year during the payout of your annuity; thus 5% is referred to as an "assumed investment return."

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

  Example: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.25% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

  1.05 = 1; 1 - 1 = 0; 0 X 100% = 0%.
  ----
  1.05

If the net investment performance of a Subaccount's assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

  Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.25% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

  1.026 = 0.9771; 0.9771 - 1 = - 0.0229; -  0.0229 X 100% = - 2.29%.
  -----
  1.05

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a "corresponding date" that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

  Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

  Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Annuitant

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states' regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant's age and sex before or after starting annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable based on your Annuitant's correct Age or sex, if applicable. If we make the correction after annuity payments have started, and we have made overpayments, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct Age and/or sex.

Additionally, we may require proof of the Annuitant's or Owner's age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant's or Owner's correct age or sex.

Systematic Transfer Programs

The Fixed Account is not available in connection with portfolio rebalancing. If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option. You may not use dollar cost averaging and the earnings sweep at the same time.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your "source account"). You may choose any one Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Fixed or Variable Investment Option(s) you wish to transfer amounts to (your "target account(s)"). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of (i) your request to stop dollar cost averaging is effective, or (ii) your source Account Value is zero, or (iii) your Annuity Date. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount's investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the "sweep option") to one or more other Investment Options (your "target option(s)"). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option's Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations, including Credit Enhancements, to the sweep option Account during the sweep period. The result of this calculation represents the "total earnings" for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your "total earnings" for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in a form satisfactory to us. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If, as a result of an earnings sweep transfer, your source Account Value falls below $500, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options; if you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Fixed or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below $500, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a federal tax penalty of at least 10%.

Death Benefit

Any death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant's death (or, if applicable, the Contract Owner's death) and instructions regarding payment; any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit proceeds will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If yours is a Qualified Contract, your Contingent Annuitant or Contingent Owner must be your spouse.

Joint Annuitants on Qualified Contracts

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant on your Annuity Date and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse. You may call us for more information.

1035 Exchanges

You may make your initial Investment through an exchange of an existing annuity contract. To exchange, you must complete a 1035 Exchange form, which is available by calling your representative, or by calling us at

1-800-722-2333, and mail the form along with the annuity contract you are exchanging (plus your completed application if you are making an initial Investment) to us.

In general terms, Section 1035 of the Code provides that you recognize no gain or loss when you exchange one annuity contract solely for another annuity contract. However, transactions under Section 1035 may be subject to special rules and may require special procedures and record-keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 Exchange.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

                             FINANCIAL STATEMENTS

The statement of assets and liabilities of Separate Account A as of December 31, 2001 and the related statement of operations and financial highlights for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2001. Pacific Life's consolidated financial statements as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.


                             INDEPENDENT AUDITORS

The consolidated financial statements of Pacific Life as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

INDEPENDENT AUDITORS' REPORT
----------------------------

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, CA
February 27, 2002

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                              December 31,
                                                              2001     2000
------------------------------------------------------------------------------
                                                              (In Millions)
ASSETS
Investments:
  Fixed maturity securities available for sale, at estimated
   fair value                                                $17,047  $15,136
  Equity securities available for sale, at estimated fair
   value                                                         266      179
  Trading securities, at fair value                              458       71
  Mortgage loans                                               2,933    3,026
  Real estate                                                    183      221
  Policy loans                                                 4,899    4,680
  Other investments                                            2,796    2,654
-----------------------------------------------------------------------------
TOTAL INVESTMENTS                                             28,582   25,967
Cash and cash equivalents                                        510      211
Deferred policy acquisition costs                              2,113    1,796
Accrued investment income                                        377      335
Other assets                                                     642      557
Separate account assets                                       23,458   25,918
-----------------------------------------------------------------------------
TOTAL ASSETS                                                 $55,682  $54,784
=============================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life and investment-type products                $21,796  $19,410
  Future policy benefits                                       4,580    4,542
  Short-term and long-term debt                                  439      359
  Other liabilities                                            1,690    1,323
  Separate account liabilities                                23,458   25,918
-----------------------------------------------------------------------------
TOTAL LIABILITIES                                             51,963   51,552
-----------------------------------------------------------------------------
Commitments and contingencies (Note 18)
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                         30       30
  Paid-in capital                                                151      147
  Unearned ESOP shares                                            (3)      (6)
  Retained earnings                                            3,271    3,030
  Accumulated other comprehensive income                         270       31
-----------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                     3,719    3,232
-----------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                   $55,682  $54,784
=============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                    Years Ended December 31,
                                                     2001      2000     1999
------------------------------------------------------------------------------
                                                         (In Millions)
REVENUES
Universal life and investment-type product policy
 fees                                              $    821  $    769 $    654
Insurance premiums                                      812       552      484
Net investment income                                 1,628     1,683    1,510
Net realized investment gain (loss)                     (14)      997       99
Commission revenue                                      181       270      234
Other income                                            225       209      145
------------------------------------------------------------------------------
TOTAL REVENUES                                        3,653     4,480    3,126
------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Policy benefits paid or provided                      1,163       879      735
Interest credited to universal life and invest-
 ment-type products                                   1,029       997      938
Commission expenses                                     524       576      485
Operating expenses                                      634       575      453
------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                           3,350     3,027    2,611
------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                303     1,453      515
Provision for income taxes                               55       458      144
------------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE ADJUSTMENTS DUE
 TO CHANGES IN ACCOUNTING PRINCIPLES                    248       995      371
Cumulative adjustments due to changes in account-
 ing principles, net of taxes                            (7)
------------------------------------------------------------------------------

NET INCOME                                         $    241  $    995 $    371
==============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                Accumulated Other
                                                                           Comprehensive Income (Loss)
                                                                     ----------------------------------------
                                                                       Unrealized
                                                                     Gain (Loss) on              Unrealized
                                                                      Derivatives     Foreign      Gain on
                                                   Unearned          and Securities  Currency    Interest in
                                    Common Paid-in   ESOP   Retained Available for  Translation     PIMCO
                                    Stock  Capital  Shares  Earnings   Sale, Net    Adjustment  Advisors L.P. Total
--------------------------------------------------------------------------------------------------------------------
                                                                     (In Millions)
BALANCES, JANUARY 1, 1999            $30    $126             $1,664      $ 507          $ 1                   $2,328
Comprehensive loss:
  Net income                                                    371                                              371
  Other comprehensive loss                                                (785)          (1)                    (786)
                                                                                                              ------
Total comprehensive loss                                                                                        (415)
Other equity adjustments                      11                                                                  11
Capital contribution                           3                                                                   3
Purchase of ESOP note                                $(13)                                                       (13)
Allocation of unearned ESOP shares                      1                                                          1
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 1999           30     140      (12)    2,035       (278)          -                     1,915
Comprehensive income:
  Net income                                                    995                                              995
  Other comprehensive income (loss)                                        236           (4)         $77         309
                                                                                                              ------
Total comprehensive income                                                                                     1,304
Other equity adjustments                       5                                                                   5
Allocation of unearned ESOP shares             2        6                                                          8
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2000           30     147       (6)    3,030        (42)          (4)          77       3,232
Comprehensive income:
  Net income                                                    241                                              241
  Other comprehensive income (loss)                                        129           (1)         111         239
                                                                                                              ------
Total comprehensive income                                                                                       480
Other equity adjustments                       1                                                                   1
Allocation of unearned ESOP shares             3        3                                                          6
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2001          $30    $151     $ (3)   $3,271      $  87          $(5)        $188      $3,719
====================================================================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                    Years Ended December 31,
                                                        2001     2000     1999
-------------------------------------------------------------------------------
                                                         (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                           $   241  $   995  $   371
Adjustments to reconcile net income to net cash
 provided by operating activities:
  Amortization on fixed maturity securities              (73)     (72)     (78)
  Depreciation and other amortization                     26       36       21
  Earnings of equity method investees                     (6)     (23)     (93)
  Deferred income taxes                                   56      424       (8)
  Net realized investment (gain) loss                     14     (997)     (99)
  Net change in deferred policy acquisition costs       (317)    (350)    (545)
  Interest credited to universal life and
   investment-type products                            1,029      997      938
  Change in trading securities                          (387)      29       (3)
  Change in accrued investment income                    (42)     (48)     (28)
  Change in future policy benefits                        38      156       58
  Change in other assets and liabilities                 154       24      172
-------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                733    1,171      706
-------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available
 for sale:
  Purchases                                           (4,864)  (2,903)  (4,173)
  Sales                                                  941    1,595    2,334
  Maturities and repayments                            1,652    1,601    1,400
Repayments of mortgage loans                             682      700      681
Proceeds from sales of mortgage loans and real
 estate                                                   44        1       24
Purchases of mortgage loans and real estate             (593)    (806)    (886)
Change in policy loans                                  (219)    (422)    (255)
Cash received from acquisition of insurance block
 of business                                                               165
Other investing activity, net                            467     (664)     390
-------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                 (1,890)    (898)    (320)
-------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                               Years Ended December 31,
(Continued)                                     2001      2000      1999
--------------------------------------------------------------------------
                                                    (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                    $  4,690  $  4,090  $  4,453
  Withdrawals                                   (3,320)   (4,734)   (4,322)
Net change in short-term and long-term debt         80       135      (220)
Purchase of ESOP note                                                  (13)
Allocation of unearned ESOP shares                   6         8         1
--------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                      1,456      (501)     (101)
--------------------------------------------------------------------------

Net change in cash and cash equivalents            299      (228)      285
Cash and cash equivalents, beginning of year       211       439       154
--------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR        $    510  $    211  $    439
==========================================================================

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES

In connection with the acquisition of an annuity block of business in 1999, as discussed in Note 4, the following assets and liabilities were assumed:

     Fixed maturity securities                                    $  1,593
     Cash and cash equivalents                                         165
     Other assets                                                      100
                                                                  --------
        Total assets assumed                                      $  1,858
                                                                  ========

     Annuity reserves                                             $  1,847
     Other liabilities                                                  11
                                                                  --------
        Total liabilities assumed                                 $  1,858
                                                                  ========

==========================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid (received)                  $    (48) $     74  $     83
Interest paid                                 $     23  $     28  $     23
==========================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION AND DESCRIPTION OF BUSINESS

   Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

   Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

   NEW ACCOUNTING PRONOUNCEMENTS

   Effective January 1, 2001, the Company adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of SFAS No. 133. SFAS No. 133 and SFAS No. 138 establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. All derivatives, whether designated in hedging relationships or not, are required to be recorded at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). If the derivative is designated as a cash flow hedge, changes in the fair value of the derivative are recorded in other comprehensive income (loss) (OCI) and are recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in fair value of the derivative is recorded in net realized investment gain (loss).

   Upon adoption of SFAS No. 133 and SFAS No. 138, the Company recorded an increase to net income of $1 million, net of taxes, as a cumulative adjustment due to change in accounting principle. This increase was primarily attributable to recording derivatives not designated as hedges at fair value, offset by the recording of initial ineffectiveness on fair value hedges. In addition, upon adoption the Company recorded an increase to accumulated OCI of $38 million, net of taxes. This increase was primarily attributable to the designation of derivatives as fair value hedges. Gains and losses on derivatives that were previously deferred as adjustments to the carrying amount of the hedged items were not affected by the implementation of SFAS No. 133 and SFAS No. 138.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Upon adoption of SFAS No. 133 and SFAS No. 138, the Company transferred $306 million of fixed maturity securities available for sale into the trading category. The transfer resulted in a reclassification of unrealized losses of $4 million, net of taxes, from accumulated OCI into net realized investment gain (loss).

   Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue (EITF) 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. Under EITF 99-20, investors in certain asset-backed securities are required to record changes in their estimated yield on a prospective basis and to evaluate these securities for a decline in value, which is other than temporary. If the fair value of the asset-backed security has declined below its carrying amount and the decline is determined to be other than temporary, the security is written down to fair value. Upon adoption of EITF 99-20, the Company recorded a decrease to net income of $8 million, net of taxes, as a cumulative adjustment due to change in accounting principle.

   Effective April 1, 2001, the Company adopted the requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125, which revises the standards of accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosures, but it carries over most of FASB Statement No. 125's provisions without reconsideration. Adoption of SFAS No. 140 did not have a material impact on the Company's consolidated financial statements.

   In June 2001, the FASB issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141, which was effective July 1, 2001, for any business combination entered into subsequent to June 30, 2001, requires the purchase method of accounting and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. Adoption of SFAS No. 141 did not have a material impact on the Company's consolidated financial statements. SFAS No. 142, effective for fiscal years beginning after December 15, 2001, requires that ratable amortization of goodwill be replaced with periodic impairment tests of the goodwill asset and that intangible assets, other than goodwill, should be amortized over their useful lives. Amortization of goodwill was $5 million, $3 million and $12 million for the years ended December 31, 2001, 2000 and 1999, respectively. The Company has not yet finalized the quantification of the impact, if any, on its consolidated financial statements of applying the new requirements of SFAS No. 142.

   In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. The Company has not yet finalized the quantification of the impact, if any, on its consolidated financial statements of applying the new requirements of SFAS No. 144.

   INVESTMENTS

   Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs, recorded as a component of OCI. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary and changes in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. Trading securities are reported at fair value with changes in fair value included in net realized investment gain (loss).

   For mortgage-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

                Pacific Life Insurance Company and Subsidiaries

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

   Mortgage loans, net of valuation allowances and writedowns, and policy loans are stated at unpaid principal balances.

   Real estate is carried at depreciated cost, net of writedowns, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

   Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded using the equity method of accounting and are included in other investments.

   Investments in low income housing tax credits (LIHTC) are included in other investments. These investments are recorded under either the effective interest method or the equity method. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $27 million, $33 million and $22 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   The Company, through its wholly owned subsidiary Pacific Asset Management LLC and subsidiaries (PAM), had an approximate 33% beneficial ownership interest in PIMCO Advisors L.P. (PIMCO Advisors) as of December 31, 1999 and May 4, 2000, through the direct and indirect ownership of PIMCO Advisors' Class A limited partnership units (Class A units). This interest was accounted for using the equity method through May 4, 2000.

   On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO Advisors other than those beneficially owned by PAM. PAM exchanged its Class A units for a new security, PIMCO Advisors Class E limited partnership units (Class E units). This exchange resulted in a realized, pretax nonmonetary exchange gain of $1,082 million, based on the fair value of the Class A units exchanged, or $38.75 per unit, the per unit value that Allianz paid to acquire its interest in PIMCO Advisors. This gain is included in net realized investment gain (loss) for the year ended December 31, 2000. A net deferred tax liability of $365 million was also established.

   As a result of this transaction, the Company has virtually no influence over PIMCO Advisors' operating and financial policies. Effective May 5, 2000, the interest in PIMCO Advisors is being accounted for using the cost method. The interest in PIMCO Advisors, which is included in other investments, is being reported at estimated fair value, as determined by the put and call option price described below. Unrealized gains of $177 million and $124 million, net of deferred income taxes of $66 million and $47 million, for the years ended December 31, 2001 and 2000, respectively, are reported as a component of OCI.

   In connection with this transaction, PAM entered into a Continuing Investment Agreement with Allianz with respect to its interest in PIMCO Advisors. The interest in PIMCO Advisors held by PAM is subject to put and call options held by PAM and Allianz, respectively. The put option gives PAM the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO Advisors held by PAM. The put option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gives Allianz the right to require PAM, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO Advisors to Allianz. The call option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14 and can be exercised only if the call per unit value reaches a minimum value.

   Effective January 1, 2002, PIMCO Advisors changed its name to Allianz Dresdner Asset Management of America L.P.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all investments with a remaining maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life and investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using investment, mortality, expense margins and surrender charge assumptions and estimates. Adjustments are reflected in income or equity in the period the Company experiences deviations in gross profit assumptions and estimates. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in securities available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.

   Value of business acquired (VOBA), included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The VOBA balance was $91 million and $94 million as of December 31, 2001 and 2000, respectively.

   Components of deferred policy acquisition costs are as follows:

                                               Years Ended December 31,
                                                2001      2000      1999
                                              ----------------------------
                                                    (In Millions)
        Balance, January 1                      $1,796    $1,446    $  901
                                              ----------------------------
        Additions:
          Capitalized during the year              566       646       538
          Acquisition of insurance block of
           business                                                     75
                                              ----------------------------
        Total additions                            566       646       613
                                              ----------------------------
        Amortization:
          Allocated to commission expenses        (181)     (188)     (112)
          Allocated to operating expenses          (65)      (54)      (49)
          Allocated to OCI, unrealized gains
           (losses)                                 (3)      (54)       93
                                              ----------------------------
        Total amortization                        (249)     (296)      (68)
                                              ----------------------------
        Balance, December 31                    $2,113    $1,796    $1,446
                                              ============================

   UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   Universal life and investment-type products, including guaranteed interest contracts (GICs) and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited, less accumulated assessments. Interest credited to these policies primarily ranged from 2.0% to 8.0% during 2001, 2000 and 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 2001, 2000 and 1999. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided.

   Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2001 and 2000, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

   REVENUES, BENEFITS AND EXPENSES

   Insurance premiums are recognized as revenues when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

   Generally, receipts for universal life and investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker-dealer subsidiaries is recorded on the trade date.

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income. Depreciation and amortization of certain other assets is included in operating expenses.

   INCOME TAXES

   Pacific Life and its wholly owned life insurance subsidiary domiciled in Arizona, Pacific Life & Annuity Company (PL&A), are taxed as life insurance companies for income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC and are allocated an expense or benefit based principally on the effect of including their operations in the consolidated return. Pacific Life's non insurance subsidiaries are either included in PMHC's combined California franchise tax return or file separate state tax returns. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at fair value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

   FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   RISKS AND UNCERTAINTIES

   The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of deferred policy acquisition costs. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment valuation and allowances, derivative valuation, and liabilities for future policy benefits. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 2001 financial statement presentation.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS

   Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Effective January 1, 2001, the CA DOI required that insurance companies domiciled in the State of California prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners'
   (NAIC) Accounting Practices and Procedures Manual, version effective January 1, 2001 (NAIC SAP), subject to any deviations prescribed or permitted by the CA DOI. As a result of adopting NAIC SAP, Pacific Life reported a statutory cumulative effect of change in accounting principle that increased statutory surplus by $229 million as of January 1, 2001.

   NAIC SAP does not allow for restatement of prior year amounts. Therefore, prior year statutory amounts presented in this footnote are not comparable to current year statutory amounts.

   The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life as compared to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                   December 31,
                                                    2001    2000
                                                   --------------
                                                   (In Millions)
         Statutory capital and surplus             $1,869  $1,678
           Deferred policy acquisition costs        2,124   1,764
           Asset valuation reserve                    524     524
           Non admitted assets                        378     115
           Accumulated other comprehensive income     270      31
           Surplus notes                             (150)   (150)
           Deferred income taxes                     (356)    181
           Insurance and annuity reserves            (795)   (767)
           Other                                     (145)   (144)
                                                   --------------
         Stockholder's equity as reported herein   $3,719  $3,232
                                                   ==============

                                              Years Ended December 31,
                                               2001      2000      1999
                                              ---------------------------
                                                    (In Millions)
         Statutory net income                 $    24  $    141  $    168
           Deferred policy acquisition costs      329       393       379
           Insurance and annuity reserves          25      (106)     (184)
           Deferred income taxes                  (29)      (87)       (3)
           Earnings of subsidiaries               (60)      674       (27)
           Other                                  (48)      (20)       38
                                              ---------------------------
         Net income as reported herein        $   241  $    995  $    371
                                              ===========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2001 and 2000, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

   PERMITTED PRACTICE

   For the year ended December 31, 2000, the CA DOI approved a permitted practice effective May 5, 2000, allowing Pacific Life to apply the accounting guidance promulgated for limited liability companies in Statement of Statutory Accounting Principle (SSAP) No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 46, Investments in Subsidiary, Controlled and Affiliated Entities, prior to the effective date of NAIC SAP, for its investment in PAM. Under this permitted practice, PAM was accounted for using the equity method of accounting. The permitted practice also required that the equity of PAM be adjusted for certain tax effects not recorded at PAM due to its limited liability company structure. As of January 1, 2001, this permitted practice became prescribed practice.

   Prior to May 5, 2000, net cash distributions received on PAM's interest in PIMCO Advisors were recorded as income, as permitted by the CA DOI.

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of adjusted statutory capital and surplus as of the preceding year end or the statutory net gain from operations for the previous calendar year, without prior approval from the CA DOI. Based on this limitation and 2001 statutory results, Pacific Life could pay $165 million in dividends in 2002 without prior approval. No dividends were paid during 2001, 2000 and 1999.

   The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. No dividends were paid during 2001, 2000 and 1999. Based on this limitation and 2001 statutory results, PL&A could pay $21 million in dividends in 2002 without prior approval.

3. CLOSED BLOCK

   In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $292 million and $290 million as of December 31, 2001 and 2000, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $326 million and $330 million as of December 31, 2001 and 2000, respectively. The contribution to income from the Closed Block amounted to $5 million, $6 million and $4 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2001, 2000 and 1999, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. ACQUISITIONS

   All of the Company's acquisitions are accounted for using the purchase method of accounting.

   On December 31, 2001, a transaction was closed whereby Pacific Life exchanged its 100% common stock ownership in World-Wide Holdings Limited (World-Wide) for a 22.5% common stock ownership in Scottish Annuity & Life Holdings, Ltd. (Scottish). World-Wide's assets and liabilities were approximately $164 million and $103 million, respectively. Scottish, a publicly traded specialty reinsurer, issued new ordinary shares in exchange for World-Wide at a value of $78 million. Pacific Life recorded a nonmonetary exchange gain of $13 million, net of taxes, in connection with this exchange. Pacific Life will account for its investment in Scottish using the equity method of accounting. The Company has not yet completed the allocation of the purchase price to assets and liabilities acquired.

   In 1999, Pacific Life acquired a payout annuity block of business from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation. On the effective date, this block of business consisted of approximately 16,000 annuitants having reserves of $1.8 billion. The assets received as part of this acquisition amounted to $1.6 billion in fixed maturity securities and $0.2 billion in cash.

   During 1999, Pacific Life acquired a 95% interest in Grayhawk Golf Holdings, LLC (Grayhawk) for $65 million, which owns 100% of a real estate investment property in Arizona. Goodwill resulting from this transaction was $22 million.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS

   The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and change in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                    Net    Gross Unrealized
                                  Carrying ------------------   Estimated
                                   Amount  Gains     Losses     Fair Value
                                  ----------------------------------------
                                             (In Millions)
    As of December 31, 2001:
    ------------------------
    U.S. Treasury securities and
     obligations of
     U.S. government authorities
     and agencies                 $    32   $      2               $    34
    Obligations of states and
     political subdivisions           669         92                   761
    Foreign governments               292         27   $     11        308
    Corporate securities           10,985        377        194     11,168
    Mortgage-backed and asset-
     backed securities              4,822        137        190      4,769
    Redeemable preferred stock          8                     1          7
                                  ----------------------------------------
    Total fixed maturity
     securities                   $16,808   $    635   $    396    $17,047
                                  ========================================
    Total equity securities       $   255   $     20   $      9    $   266
                                  ========================================
    As of December 31, 2000:
    ------------------------
    U.S. Treasury securities and
     obligations of
     U.S. government authorities
     and agencies                 $    32   $      2               $    34
    Obligations of states and
     political subdivisions           641         55   $      1        695
    Foreign governments               302         20          5        317
    Corporate securities            8,780        258        232      8,806
    Mortgage-backed and asset-
     backed securities              5,230        101        100      5,231
    Redeemable preferred stock         52          9          8         53
                                  ----------------------------------------
    Total fixed maturity
     securities                   $15,037   $    445   $    346    $15,136
                                  ========================================
    Total equity securities       $   173   $     18   $     12    $   179
                                  ========================================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2001, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       Net
                                                     Carrying Estimated
                                                      Amount  Fair Value
                                                     -------------------
                                                        (In Millions)
        Due in one year or less                      $   794    $   811
        Due after one year through five years          4,785      4,924
        Due after five years through ten years         3,699      3,775
        Due after ten years                            2,708      2,768
                                                     ------------------
                                                      11,986     12,278
        Mortgage-backed and asset-backed securities    4,822      4,769
                                                     ------------------
        Total                                        $16,808    $17,047
                                                     ==================

   Major categories of investment income are summarized as follows:

                                                  Years Ended December 31,
                                                    2001    2000    1999
                                                  ------------------------
                                                       (In Millions)
        Fixed maturity securities                   $1,118  $1,109  $1,030
        Equity securities                                5      13      15
        Mortgage loans                                 206     230     208
        Real estate                                     64      61      46
        Policy loans                                   202     182     159
        Other                                          172     218     166
                                                  ------------------------
        Gross investment income                      1,767   1,813   1,624
        Investment expense                             139     130     114
                                                  ------------------------
        Net investment income                       $1,628  $1,683  $1,510
                                                  ========================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   Net realized investment gain (loss), including changes in valuation allowances, is as follows:

                                                            Years Ended
                                                            December 31,
                                                          2001    2000  1999
                                                          ------------------
                                                           (In Millions)
        Fixed maturity securities                         $(45) $    2  $16
        Equity securities                                   31     (13)  58
        Mortgage loans                                               6    7
        Real estate                                          9      (3)  18
        Interest in PIMCO Advisors (Note 1)                      1,082
        Other investments                                   (9)    (77)
                                                          -----------------
        Total                                             $(14) $  997  $99
                                                          =================

   The change in fair value on investments in available for sale and trading securities is as follows:

                                                          December 31,
                                                        2001  2000     1999
                                                        -------------------
                                                          (In Millions)
        Available for sale securities:
          Fixed maturity                                $140  $477  $  (925)
          Equity                                           5   (20)    (157)
                                                        -------------------
        Total                                           $145  $457  $(1,082)
                                                        ===================
        Trading securities                              $(17) $  6  $     0
                                                        ===================

  Gross gains of $67 million, $125 million and $188 million and gross losses of $48 million, $44 million and $62 million, which have been included in earnings as a result of sales of available for sale securities, were realized for the years ended December 31, 2001, 2000 and 1999, respectively. Trading securities as of December 31, 2001 and 2000, included net unrealized losses of $15 million and net unrealized gains of $2 million, respectively.

  As of December 31, 2001 and 2000, investments in fixed maturity securities of $13 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company's interest in PIMCO Advisors (Note 1) exceeds 10% of total stockholder's equity as of December 31, 2001.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

   The carrying amount and estimated fair value of the Company's financial instruments are as follows:

                                         December 31, 2001   December 31, 2000
                                        ------------------- -------------------
                                        Carrying  Estimated Carrying  Estimated
                                        Amount   Fair Value   Amount Fair Value
                                        ---------------------------------------
                                                     (In Millions)
    Assets:
      Fixed maturity and equity
       securities (Note 5)              $17,313   $17,313   $15,315   $15,315
      Trading securities                    458       458        71        71
      Mortgage loans                      2,933     3,088     3,026     3,246
      Policy loans                        4,899     4,899     4,680     4,680
      Cash and cash equivalents             510       510       211       211
      Interest in PIMCO Advisors (Note
       1)                                 1,703     1,703     1,548     1,548
      Derivative instruments (Note 7)        26        26        15        15
      Notes receivable from affiliates       88        88
    Liabilities:
      Guaranteed interest contracts       7,498     7,625     6,676     6,803
      Deposit liabilities                   482       495       470       483
      Annuity liabilities                 1,955     1,955     1,114     1,114
      Short-term debt                       275       275       195       195
      Long-term debt                        164       160       164       166
      Derivative instruments (Note 7)       530       530       445       445

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2001 and 2000:

   TRADING SECURITIES

   The fair value of trading securities is based on quoted market prices.

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

   CASH AND CASH EQUIVALENTS

   The carrying values approximate fair values due to the short-term maturities of these instruments.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

   NOTES RECEIVABLE FROM AFFILIATES

   The carrying amount of notes receivable from affiliates (Note 16) is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of GICs is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

   SHORT-TERM DEBT

   The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   LONG-TERM DEBT

   The estimated fair value of surplus notes (Note 10) is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest rate on the debt is approximately the same as current market rates.

7. DERIVATIVES AND HEDGING ACTIVITIES

   The Company primarily utilizes various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration mismatch of assets and liabilities.

   The Company uses hedge accounting as allowed by SFAS No. 133 and SFAS No. 138, by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques including Value-at-Risk, regression analysis and cumulative dollar offset. In certain cases, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Fair Value Hedges
   -----------------

   The Company primarily uses interest rate and foreign currency swaps and options to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in foreign currencies and the benchmark interest rate. For derivative instruments that are designated as fair value hedges, the change in value of the derivative instrument as well as the change in fair value of the hedged item associated with the risk being hedged is recorded in net realized investment gain (loss). Periodic net settlements on derivatives designated as fair value hedges are reflected on an accrual basis as an adjustment to net investment income or interest credited on universal life and investment-type products, based on the item being hedged. The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. Upon termination of the fair value hedging relationship, the accumulated cost basis adjustment is amortized into net investment income or interest credited to universal life or investment-type products over its remaining life or recognized immediately in connection with the disposal of the hedged item.

   For the year ended December 31, 2001, the ineffectiveness related to fair value hedges was approximately $0.2 million, net of tax, which is recorded in net realized investment gain (loss). No component of the hedging instrument's fair value is excluded from the determination of effectiveness.

   Cash Flow Hedges
   ----------------

   The Company primarily uses interest rate and foreign currency swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered to be probable to occur and are generally completed within 180 days of the inception of the hedge. The Company has not discontinued any cash flow hedges of anticipated transactions. For derivative instruments that are designated as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in OCI and is recognized as an adjustment to net investment income or interest credited on universal life and investment-type products when the hedged item affects earnings.

   The Company did not record any ineffectiveness for cash flow hedges during the year ended December 31, 2001. Over the next twelve months, the Company anticipates that $0.8 million of deferred gains on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2001, none of the Company's hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument's fair value is excluded from the determination of effectiveness.

   Derivatives Not Designated as Hedging Instruments
   -------------------------------------------------

   The Company enters into swap agreements, interest rate futures contracts, interest rate cap and floor agreements, and equity indexed futures contracts without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company's interest rate risk from rising or falling interest rates, equity risk and yield enhancement. The Company uses credit default and total return swaps to manage the credit exposure of the portfolio, equity risk embedded in certain liabilities and to take advantage of market opportunities. Net realized investment gain (loss) for the year ended December 31, 2001 includes $2 million related to realized gains and losses and changes in fair value of derivative instruments not designated as hedges. Periodic net settlements on such derivatives are recorded as adjustments to net investment income or interest credited on universal life and investment-type products on an accrual basis, based upon the purpose of the derivative.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Embedded Derivatives
   --------------------

   The Company may enter into contracts that are not derivative instruments, but contain embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. Such derivatives are recorded on the consolidated statement of financial condition at fair value, with changes in their fair value recorded in net realized investment gain (loss).

   Derivative Instruments
   ----------------------

   The Company uses a variety of derivative financial instruments, including swaps, caps, floors, and exchange traded futures contracts.

   Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index, market or security. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

   Foreign currency swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts.

   The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. Synthetic GICs provide certain of the ERISA Plan's assets a guarantee of principal and interest, as it relates to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. Default risk is absorbed by the ERISA Plan. The interest rate guarantee is reset periodically to reflect actual performance results. As of December 31, 2001 the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $2.6 billion compared to $1.7 billion as of December 31, 2000. The notional amounts represent the value of the ERISA Plan's assets only and are not a measure of the exposure to the Company.

   Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition.

   Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Outstanding derivatives with off-balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair value as of December 31, 2001 and 2000 are as follows:

                                                          Assets (Liabilities)
                                                -----------------------------------------
                                 Notional or    Carrying  Estimated  Carrying  Estimated
                              Contract Amounts   Value    Fair Value  Value    Fair Value
                              ----------------- --------  ---------- --------  ----------
                                2001     2000     2001       2001      2000       2000
                              -----------------------------------------------------------
                                                    (In Millions)
    Interest rate swap
     contracts                $  3,512 $  2,648   $(144)     $(144)    $ (89)      $ (89)
    Credit default and total
     return swaps                2,375    3,896    (105)      (105)     (132)       (132)
    Foreign currency swaps       3,310    2,488    (281)      (281)     (224)       (224)
    Synthetic GICs               2,599    1,695
    Interest rate floors,
     caps, options and
     swaptions                     829      745      26         26        15          15
    Financial futures
     contracts                      97       58
                              ----------------------------------------------------------
    Total                      $12,722  $11,530   $(504)     $(504)    $(430)      $(430)
                              ==========================================================

   A reconciliation of the notional or contract amounts is as follows:

                                   Balance  Acquisitions Terminations Balance
                                  Beginning  and Other       and      End of
                                   of Year   Additions    Maturities   Year
                                  -------------------------------------------
                                                 (In Millions)
    December 31, 2001:
    ------------------
    Interest rate swap contracts   $ 2,648     $1,100       $  236    $ 3,512
    Credit default and total
     return swaps                    3,896        254        1,775      2,375
    Foreign currency swaps           2,488      1,439          617      3,310
    Synthetic GICs                   1,695      1,046          142      2,599
    Interest rate floors, caps,
     options and swaptions             745        103           19        829
    Financial futures contracts         58      3,398        3,359         97
                                  -------------------------------------------
    Total                          $11,530     $7,340       $6,148    $12,722
                                  ===========================================
    December 31, 2000:
    ------------------
    Interest rate swap contracts   $ 2,867     $2,419       $2,638    $ 2,648
    Credit default and total
     return swaps                    2,120      2,898        1,122      3,896
    Foreign currency swaps           1,685      1,079          276      2,488
    Synthetic GICs                   1,632        470          407      1,695
    Interest rate floors, caps,
     options and swaptions           1,033        160          448        745
    Financial futures contracts        677      2,762        3,381         58
                                  -------------------------------------------
    Total                          $10,014     $9,788       $8,272    $11,530
                                  ===========================================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8. UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   The detail of universal life and investment-type product liabilities is as follows:

                                                           December 31,
                                                           2001    2000
                                                          ---------------
                                                           (In Millions)
           Universal life                                 $12,278 $11,405
           Investment-type products                         9,518   8,005
                                                          ---------------
                                                          $21,796 $19,410
                                                          ===============

   The detail of universal life and investment-type products policy fees and interest credited, net of reinsurance ceded, is as follows:

                                       Years Ended December 31,
                                         2001     2000    1999
                                       -------------------------
                                             (In Millions)
           Policy fees:
             Universal life            $     582 $   541 $   509
             Investment-type products        239     228     145
                                       -------------------------
           Total policy fees           $     821 $   769 $   654
                                       =========================
           Interest credited:
             Universal life            $     500 $   467 $   444
             Investment-type products        529     530     494
                                       -------------------------
           Total interest credited     $   1,029 $   997 $   938
                                       =========================

9. LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE

   Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in future policy benefits, is summarized as follows:

                                  Years Ended December 31,
                                          2001      2000
                                  --------------------------
                                        (In Millions)
          Balance at January 1            $130          $116
          Incurred related to:
            Current year                   569           395
            Prior years                    (12)          (19)
                                  --------------------------
          Total incurred                   557           376
                                  --------------------------
          Paid related to:
            Current year                   448           297
            Prior years                     80            65
                                  --------------------------
          Total paid                       528           362
                                  --------------------------
          Balance at December 31          $159          $130
                                  ==========================

   As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $12 million and $19 million for the years ended December 31, 2001 and 2000, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. SHORT-TERM AND LONG-TERM DEBT

   Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 2001 and 2000. As of December 31, 2001 and 2000, Pacific Life had a revolving credit facility of $350 million. There was no debt outstanding under the revolving credit facility as of December 31, 2001 and 2000.

   PAM had bank borrowings outstanding of $275 million and $195 million as of December 31, 2001 and 2000, respectively. The interest rate was 2.3% and 6.9% as of December 31, 2001 and 2000, respectively. The amount of the borrowings and the interest rates are reset monthly. The borrowing limit for PAM as of December 31, 2001 and 2000, was $275 million and $215 million, respectively.

   Grayhawk has a note payable with a maturity date of May 22, 2008. The note bears a fixed rate of interest of 7.6%. The outstanding balance as of December 31, 2001 and 2000 was $14 million.

   Pacific Life has $150 million of long-term debt, which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2001, 2000 and 1999 and is included in net investment income.

11. INCOME TAXES

   The provision for income taxes is as follows:

                                                  Years Ended December 31,
                                                     2001      2000     1999
                                                 ---------------------------
                                                       (In Millions)
    Current                                          $(5)      $ 34     $152
    Deferred                                          60        424       (8)
                                                 ---------------------------
    Provision for income taxes on income before
     cumulative adjustments due to changes in
     accounting principles                            55        458      144
    Deferred income tax provision on cumulative
     adjustments due to changes in accounting
     principles                                       (4)
                                                 ---------------------------
    Total                                            $51       $458     $144
                                                 ===========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)

   The sources of the Company's provision for deferred taxes are as follows:

                                                   Years Ended December 31,
                                                    2001      2000      1999
                                                  ----------------------------
                                                        (In Millions)
    Nonmonetary exchange of PIMCO Advisors units
     (Note 1)                                                   $447
    Deferred policy acquisition costs                 $ 99        57      $ 20
    Policyholder reserves                                7        19        51
    Duration hedging                                               3       (30)
    Investment valuation                                (7)      (19)      (28)
    Partnership income                                 (26)        3       (25)
    Low income housing credit carryover                (31)
    Other                                               14        (4)        4
                                                  ----------------------------
    Deferred taxes from operations                      56       506        (8)
    Release of deferred taxes in connection with
     nonmonetary exchange of PIMCO Advisors
     units (Note 1)                                              (82)
                                                  ----------------------------
    Provision for deferred taxes                      $ 56      $424      $ (8)
                                                  ============================

   In connection with the nonmonetary exchange of partnership units at PIMCO Advisors (Note 1), certain nonoperating deferred taxes previously established were released during the year ended December 31, 2000.

   A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                    Years Ended December 31,
                                                     2001      2000      1999
                                                   ----------------------------
                                                         (In Millions)
    Provision for income taxes at the statutory
     rate                                              $106      $509      $180
      State income taxes                                  4        25
      Nontaxable investment income                       (6)       (6)       (7)
      Low income housing and foreign tax credits        (28)      (22)      (19)
      Book to tax basis difference on nonmonetary
       exchange of PIMCO Advisors units (Note 1)                  (35)
      Other                                             (21)      (13)      (10)
                                                   ----------------------------
    Provision for income taxes on income before
     cumulative adjustments due to changes in
     accounting principles                               55       458       144
    Deferred income tax provision on cumulative
     adjustments due to changes in accounting
     principles                                          (4)
                                                   ----------------------------
    Total                                              $ 51      $458      $144
                                                   ============================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)

   The net deferred tax liability, included in other liabilities as of December 31, 2001 and 2000, is comprised of the following tax effected temporary differences:

                                                             December 31,
                                                             2001    2000
                                                            --------------
                                                            (In Millions)
        Deferred tax assets
          Policyholder reserves                             $  177   $ 184
          Investment valuation                                  99      92
          Deferred compensation                                 40      35
          Low income housing credit carryover                   31
          Duration hedging                                      18      18
          Partnership income                                    10
          Dividends                                              7       7
          Postretirement benefits                                6       8
          Other                                                  5      22
                                                            --------------
        Total deferred tax assets                              393     366
                                                            --------------
        Deferred tax liabilities
          Nonmonetary exchange of PIMCO Advisors
           units (Note 1)                                     (429)   (429)
          Deferred policy acquisition costs                   (200)   (101)
          Partnership income                                           (16)
          Depreciation                                          (2)     (2)
                                                            --------------
        Total deferred tax liabilities                        (631)   (548)
                                                            --------------
        Net deferred tax liability from operations            (238)   (182)
        Deferred taxes on World-Wide (Note 4)                          (11)
        Deferred taxes on OCI                                 (159)    (23)
                                                            --------------
        Net deferred tax liability                          $ (397)  $(216)
                                                            ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. COMPREHENSIVE INCOME (LOSS)

   The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder's equity and as follows. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI is as follows:

                                                   Years Ended December 31,
                                                    2001      2000      1999
                                                   ---------------------------
                                                         (In Millions)
    Gross Holding Gain (Loss):
      Holding gain (loss) on securities available
       for sale                                       $151     $ 457     $(948)
      Holding loss on derivatives                      (20)      (70)     (226)
      Income tax (expense) benefit                     (45)     (135)      411
    Reclassification adjustment:
      Realized (gain) loss on sale of securities
       available for sale                               (5)        3       (78)
      Realized loss on derivatives                      71
      Provision for income taxes (benefit)             (24)       (1)       27
    Allocation of holding (gain) loss to deferred
     policy
     acquisition costs                                   2       (27)       44
    Provision for income (taxes) benefit                (1)        9       (15)
                                                   ---------------------------
    Net unrealized gain (loss) on securities
     available for sale                                129       236      (785)
    Foreign currency translation adjustment             (1)       (4)       (1)
    Unrealized gain on interest in PIMCO Advisors
     (Note 1)                                          111        77
                                                   ---------------------------
    Total                                             $239      $309     $(786)
                                                   ===========================

13. REINSURANCE

   The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses is included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                                        December 31,
                                                         2001    2000
                                                        --------------
                                                        (In Millions)
      Universal life deposits                             $(79)   $(66)
      Future policy benefits                               155     156
      Unpaid claims                                         34      26
      Paid claims                                           16      13
      Other                                                 17      33
                                                        --------------
      Net reinsurance recoverable                         $143    $162
                                                        ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. REINSURANCE (Continued)

   As of December 31, 2001, 75% of the reinsurance recoverables were from two reinsurers, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

                                                      Years Ended December 31,
                                                        2001      2000     1999
                                                      ----------------------------
                                                            (In Millions)
      Direct premiums                                    $ 923     $ 646     $563
      Ceded reinsurance                                   (129)     (108)     (93)
      Assumed reinsurance                                   18        14       14
                                                      ---------------------------
      Insurance premiums                                 $ 812     $ 552     $484
                                                      ===========================

   Revenues and benefits are shown net of the following reinsurance transactions:

                                                     Years Ended December 31,
                                                       2001     2000    1999
                                                     -------------------------
                                                           (In Millions)
      Ceded reinsurance netted against policy fees       $ 85     $ 74    $ 52
      Ceded reinsurance netted against net
       investment income                                  266      244     212
      Ceded reinsurance netted against interest
       credited                                           210      161     111
      Ceded reinsurance netted against policy
       benefits                                           115      110      88
      Assumed reinsurance included in policy
       benefits                                            11       12       8

14. SEGMENT INFORMATION

   The Company has five operating segments: Life Insurance, Institutional Products, Annuities, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

   Prior to May 4, 2000, the Company had another operating segment, Investment Management. In connection with the PIMCO Advisors transaction (Note 1), Investment Management was no longer considered an operating segment by management and, effective May 5, 2000, it's activities are included in Corporate and Other. PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

   The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, sales centers, marketing organizations, National Association of Securities Dealers (NASD) firms and a national producer group that has produced over 10% of the segment's in force business.

   The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

   The Annuities segment offers variable and fixed annuities to individuals and small businesses through NASD firms, regional and national wirehouses, and financial institutions.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

   The Broker-Dealers segment includes five NASD registered firms that provide securities and insurance brokerage services and investment advisory services through approximately 3,100 registered representatives. Pacific Life's direct wholly owned broker-dealer subsidiary, Pacific Select Distributors, Inc. (PSD), primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and annuity contracts issued by Pacific Life. During 2001, PSD became the distributor of the Pacific Funds, a multi-class, open end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

   Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of World-Wide (Note 4). Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life's variable life and annuity products.

   The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain
   (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment's actual tax provision.

   The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

   Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant noncash item disclosed herein is interest credited to universal life and investment-type products.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 2001:

                               Life    Institutional             Group   Broker- Corporate
                             Insurance   Products    Annuities Insurance Dealers and Other  Total
    -----------------------------------------------------------------------------------------------
                                                         (In Millions)
    REVENUES
    Policy fees               $   582     $     2     $   237                              $   821
    Insurance premiums            (59)        113                $723             $   35       812
    Net investment income         645         831          67      19     $  1        65     1,628
    Net realized investment
     gain (loss)                                5                   2                (21)      (14)
    Commission revenue                                                     580      (399)      181
    Other income                   28          10          99       2       40        46       225
                             ---------------------------------------------------------------------
    Total revenues              1,196         961         403     746      621      (274)    3,653
                             ---------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits               205         351          27     557                 23     1,163
    Interest credited             506         456          67                                1,029
    Commission expenses           149           3         146      50      570      (394)      524
    Operating expenses            172          20         144     113       53       132       634
                             ---------------------------------------------------------------------
    Total benefits and
     expenses                   1,032         830         384     720      623      (239)    3,350
                             ---------------------------------------------------------------------

    Income (loss) before
     provision
     for income taxes
     (benefit)                    164         131          19      26       (2)      (35)      303
    Provision for income
     taxes (benefit)               38          34           1       7       (1)      (24)       55
                             ---------------------------------------------------------------------
    Income (loss) before
     cumulative adjustments
     due to changes in
     accounting principles        126          97          18      19       (1)      (11)      248
    Cumulative adjustments
     due to changes in
     accounting principles,
     net of taxes                  (3)         (8)         (1)      1                  4        (7)
                             ---------------------------------------------------------------------
    Net income (loss)         $   123     $    89     $    17    $ 20     $ (1)   $   (7)  $   241
                             =====================================================================


    Total assets              $18,216     $16,121     $17,928    $431     $ 74    $2,912   $55,682
    Deferred policy
     acquisition costs        $   923     $    75     $ 1,115                              $ 2,113
    Separate account assets   $ 3,615     $ 4,461     $15,382                              $23,458
    Policyholder and
     contract liabilities     $13,325     $10,965     $ 1,874    $212                      $26,376
    Separate account
     liabilities              $ 3,615     $ 4,461     $15,382                              $23,458

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 2000, except for the Investment Management Segment, which is for the period ended, May 4, 2000:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other  Total
    ---------------------------------------------------------------------------------------------------------
                                                               (In Millions)
    REVENUES
    Policy fees               $   541     $     3     $   225                                         $   769
    Insurance premiums            (49)         64           2    $511                        $   24       552
    Net investment income         609         838          58      29       $49      $  1        99     1,683
    Net realized investment
     gain (loss)                  (22)        (40)         (4)     (7)       10               1,060       997
    Commission revenue                                                                687      (417)      270
    Other income                   32           8          97       4         6        23        39       209
                             --------------------------------------------------------------------------------
    Total revenues              1,111         873         378     537        65       711       805     4,480
                             --------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits               190         298           6     385                                     879
    Interest credited             474         458          53                                    12       997
    Commission expenses           161           2         135      36                 650      (408)      576
    Operating expenses            159          20         126      93        27        47       103       575
                             --------------------------------------------------------------------------------
    Total benefits and
     expenses                     984         778         320     514        27       697      (293)    3,027
                             --------------------------------------------------------------------------------
    Income before provision
     for income taxes             127          95          58      23        38        14     1,098     1,453
    Provision for income
     taxes                         29          18          21       6         8         6       370       458
                             --------------------------------------------------------------------------------

    Net income                $    98     $    77     $    37    $ 17       $30      $  8    $  728   $   995
                             ================================================================================

    Total assets              $17,232     $17,908     $16,661    $374                $ 72    $2,537   $54,784
    Deferred policy
     acquisition costs        $   825     $    75     $   886                                $   10   $ 1,796
    Separate account assets   $ 3,543     $ 7,104     $15,271                                         $25,918
    Policyholder and
     contract liabilities     $12,439     $10,218     $ 1,019    $189                        $   87   $23,952
    Separate account
     liabilities              $ 3,543     $ 7,104     $15,271                                         $25,918

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information for the year ended December 31, 1999:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other Total
    --------------------------------------------------------------------------------------------------------
                                                              (In Millions)
    REVENUES
    Policy fees               $  509       $  3        $142                                           $  654
    Insurance premiums           (32)        25           6      $476                         $   9      484
    Net investment income        582        679          78        23       $116     $  1        31    1,510
    Net realized investment
     gain (loss)                  11         26                    (1)        10                 53       99
    Commission revenue                                                                583      (349)     234
    Other income                  25         11          57         3         15       19        15      145
                             -------------------------------------------------------------------------------
    Total revenues             1,095        744         283       501        141      603      (241)   3,126
                             -------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits              174        197          10       354                                    735
    Interest credited            451        418          65                                       4      938
    Commission expenses          163                     87        33                 549      (347)     485
    Operating expenses           128         17          48        84         78       42        56      453
                             -------------------------------------------------------------------------------
    Total benefits and
     expenses                    916        632         210       471         78      591      (287)   2,611
                             -------------------------------------------------------------------------------
    Income before provision
     for income taxes            179        112          73        30         63       12        46      515
    Provision for income
     taxes                        54         31          24        10         12        5         8      144
                             -------------------------------------------------------------------------------

    Net income                $  125       $ 81        $ 49      $ 20       $ 51     $  7     $  38   $  371
                             ===============================================================================

15. EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees' existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   Components of the net periodic pension expense (benefit) are as follows:

                                                 Years Ended December 31,
                                                  2001      2000      1999
                                                ----------------------------
                                                      (In Millions)
        Service cost - benefits earned during
         the year                                   $ 12      $  6      $  5
        Interest cost on projected benefit
         obligation                                   12        12        11
        Expected return on plan assets               (16)      (17)      (16)
        Amortization of net obligations and
         prior service cost                           (1)       (4)       (2)
                                                ----------------------------
        Net periodic pension expense (benefit)      $  7      $ (3)     $ (2)
                                                ============================

   The following tables set forth the changes in projected benefit obligation and plan assets and funded status reconciliation:

                                                         December 31,
                                                          2001    2000
                                                         --------------
                                                         (In Millions)
        Change in Projected Benefit Obligation:
        ---------------------------------------
        Projected benefit obligation, beginning of year    $170    $156
          Service cost                                       12       6
          Interest cost                                      12      12
          Plan expense                                       (1)     (1)
          Actuarial loss                                      4       5
          Benefits paid                                     (19)     (8)
                                                         --------------
        Projected benefit obligation, end of year          $178    $170
                                                         ==============

        Change in Plan Assets:
        ----------------------
        Fair value of plan assets, beginning of year       $197    $212
          Actual return on plan assets                      (13)     (6)
          Employer contributions                             17
          Plan expense                                       (1)     (1)
          Benefits paid                                     (19)     (8)
                                                         --------------
        Fair value of plan assets, end of year             $181    $197
                                                         ==============

        Funded Status Reconciliation:
        -----------------------------
        Funded status                                      $  3    $ 27
        Unrecognized transition asset                                (1)
        Unrecognized actuarial (gain) loss                   15     (18)
                                                         --------------
        Prepaid pension cost                               $ 18    $  8
                                                         ==============

  In determining the actuarial present value of the projected benefit obligation as of December 31, 2001 and 2000, the weighted average discount rate used was 7.0% and 7.5%, respectively, and the rate of increase in future compensation levels was 4.5% and 5.0%, respectively. The expected long-term rate of return on plan assets was 8.5% in 2001 and 2000.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   POSTRETIREMENT BENEFITS

   Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

   The net periodic postretirement benefit cost for the years ended December 31, 2001, 2000 and 1999 is $1 million. As of December 31, 2001 and 2000, the accumulated benefit obligation is $19 million and $20 million, respectively. The fair value of the plan assets as of December 31, 2001 and 2000 is zero. The amount of accrued benefit cost included in other liabilities is $24 million as of December 31, 2001 and 2000.

   The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 9.0% and 10.0% for 2001 and 2000, respectively, and is assumed to decrease gradually to 5.0% in 2005 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 8.0% and 9.0% for 2001 and 2000, respectively, and is assumed to decrease gradually to 4.5% in 2005 and remain at that level thereafter.

   The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2001 would be increased by 7.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 6.6%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2001 would be decreased by 6.6%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 6.4%.

   The discount rate used in determining the accumulated postretirement benefit obligation is 7.0% and 7.5% for 2001 and 2000, respectively.

   OTHER PLANS

   Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Pacific Life's RISP matches 75% of each employee contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $9 million, $8 million and $7 million for the years ended December 31, 2001, 2000 and 1999, respectively, and are included in operating expenses.

   The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million (ESOP Note) bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by contributions from Pacific Life. In 1999, Pacific Life loaned cash to the ESOP to pay off the ESOP Note due Pacific LifeCorp. Interest and principal payments made by the ESOP to Pacific Life continue to be funded by contributions from Pacific Life. The interest rate was reduced to 6.0% effective September 2, 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   The ESOP Note is included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference.

   On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan.

   The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts.

   The Company also has performance-based incentive compensation plans for its employees.

16. TRANSACTIONS WITH AFFILIATES

   Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $117 million, $115 million and $70 million for the years ended December 31, 2001, 2000 and 1999, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund and other affiliates based on an allocation of actual costs. Fees amounted to $948,000, $698,000 and $1,288,000 for the years ended December 31, 2001,
   2000 and 1999, respectively.

   PAM has an agreement to loan Pacific LifeCorp up to $350 million at variable rates. The outstanding balance as of December 31, 2001 was $70 million. There was no balance outstanding as of December 31, 2000. The interest rate as of December 31, 2001 was 2.2%.

   During 2001, PAM entered into an agreement to loan Aviation Capital Group Holding Corp., a subsidiary of Pacific LifeCorp, up to $100 million at variable rates. The outstanding balance as of December 31, 2001 was $18 million. The interest rate as of December 31, 2001 was 4.1%.

17. TERMINATION AND NONCOMPETITION AGREEMENTS

   The Company had termination and noncompetition agreements with certain former key employees of PAM's subsidiaries. In connection with the closing of the PIMCO Advisors transaction (Note 1), these agreements were assumed by Allianz. These agreements provided terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments. For the years ended December 31, 2000 and 1999, $14 million and $54 million, respectively, is included in operating expenses related to these agreements.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18. COMMITMENTS AND CONTINGENCIES

   The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2002                                                    $290
          2003 through 2006                                        234
          2007 and thereafter                                       82
                                                                  ----
        Total                                                     $606
                                                                  ====

   The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $15 million, $14 million and $9 million for the years ended December 31, 2001, 2000 and 1999, respectively. Aggregate minimum future commitments are as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2002                                                    $ 16
          2003 through 2006                                         53
          2007 and thereafter                                       31
                                                                  ----
        Total                                                     $100
                                                                  ====

   The Company has investments in entities that are not consolidated because of control and substantive ownership by independent third parties. There are no material unrecorded liabilities and all material guarantees and commitments have been disclosed herein.

   The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

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                                     PL-37